As filed with the Securities and Exchange Commission on April 27, 2012

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )
Post-Effective Amendment No. 126	(X)

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	(X)
OF 1940

Amendment No. 126	(X)

MAXIM SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code: (866) 831-7129

Mitchell T.G. Graye

President and Chief Executive Officer

Maxim Series Fund, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(Name and Address of Agent for Service)

Copies of Communications to:

Renee M. Hardt, Esq.

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2012, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MAXIM SERIES FUND, INC.

Maxim Ariel MidCap Value Portfolio

Initial Class Ticker: MXMCX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.34%	0.34%
Total Annual Portfolio Operating Expenses	1.29%	1.54%
Expense Reimbursement[1]	0.19%	0.19%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	1.10%	1.35%

1 MCM has contractually agreed to pay expenses (which include the sum of its management fees and expenses paid directly by the Portfolio, excluding 12b-1 fees) that exceed 1.10% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM. During the Portfolio’s most recent fiscal year, the Portfolio’s expenses exceeded 1.10% and MCM paid expenses in excess of such amount.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 30.98% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($1.93 billion to $4.93 billion as of December 31, 2011), medium ($4.93 billion to $14.66 billion as of December 31, 2011) or medium/large ($14.66 billion to $51.97 billion as of December 31, 2011) capitalization

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quintiles of the Russell 3000® Index. The Portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving our environment; and not investing in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services or consumer discretionary) may underperform other sectors or the market as a whole.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	29.45%
Worst Quarter	December 2008	-29.57%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-6.87%	1.33%	4.79%
Russell MidCap® Index (reflects no deduction for fees, expenses or taxes)	-1.55%	1.41%	6.99%

Investment Adviser

MCM

Sub-Adviser

Ariel Investments, LLC

Portfolio Managers

John W. Rogers, Jr., Chairman and Chief Executive Officer, Ariel Investments, LLC. Mr. Rogers has managed the Portfolio since 1999.

Timothy Fidler, Senior Vice President, Ariel Investments, LLC. Mr. Fidler has co-managed the Portfolio since August 2011.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

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The Portfolio invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less then three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Sector Risk - Companies with similar lines of business (for example, financial services or consumer discretionary) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk - Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the

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instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the Russell MidCap® Index. The Russell MidCap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Russell MidCap® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) which exceed an annual rate of 1.10% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

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The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Ariel Investments, LLC (“Ariel”) is a privately held minority-owned money manager registered as an investment adviser with the SEC. Ariel is a Delaware Limited Liability Company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day managers for the Portfolio are John W. Rogers, Jr., Chairman and Chief Executive Officer, and Timothy Fidler, Senior Vice President.

As chief investment officer, Mr. Rogers is the lead portfolio manager for Ariel Fund and the firm’s small and small/mid portfolios as well as co-portfolio manager for Ariel Appreciation Fund and Ariel’s mid-cap separate account portfolios. Beyond Ariel, Mr. Rogers is a regular financial contributor to Forbes Magazine and currently serves as a board member of Aon Corporation, Exelon Corporation and McDonald’s Corporation. He received an AB in economics in 1980 from Princeton University.

As co-portfolio manager for Ariel’s mid cap value strategy, Mr. Fidler works side-by-side with fellow co-portfolio manager John W. Rogers, Jr. He serves in the same capacity for Ariel’s focused value products with co-portfolio manager Charles K. Bobrinskoy. Mr. Fidler, who joined Ariel in 1999, is also responsible for the firm’s proprietary research in the retail and business services industries. Mr. Fidler graduated Phi Beta Kappa from Northwestern University with a B.A. with honors distinction and earned his M.B.A. with high honors from the University of Chicago.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

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Legal Proceedings

Several lawsuits have been filed relating to the Portfolio’s investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, the Fund and MCM were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, the Fund was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the District of Colorado. The same indenture trustees have filed similar lawsuits in other jurisdictions against former Tribune shareholders. The plaintiffs in all these lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

The lawsuits allege no misconduct by the Fund, MCM, or the Portfolio, and the Fund, MCM, and the Portfolio intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolio, the payment of such judgments or settlements could have a material adverse effect on the Portfolio’s net asset value.

As of December 31, 2011, the Maxim Ariel MidCap Value Portfolio had total net assets of $41,497,434. The Maxim Ariel MidCap Value Portfolio received appropriately $23,706,030 in proceeds from sales of Tribune Company shares made on the open market after the leveraged buyout was announced to the public.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes

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reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is

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to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

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If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio.

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The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009		2008	2007
Maxim Ariel MidCap Value Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$1.23	$1.03		$0.67		$22.50	$23.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.00	(a)	0.00	(a)	0.42	0.12
Net realized and unrealized gain (loss)	(0.09)	0.20		0.41		(8.68)	(0.40)

Total Income (Loss) From Investment Operations	(0.08)	0.20		0.41		(8.26)	(0.28)

LESS DISTRIBUTIONS:
From net investment income	(0.01)	0.00	(b)	0.00	(b)	(0.42)	(0.12)
From net realized gains	–	–		(0.05)		(13.15)	(1.04)

Total Distributions	(0.01)	0.00		(0.05)		(13.57)	(1.16)

NET ASSET VALUE, END OF YEAR	$1.14	$1.23		$1.03		$0.67	$22.50

TOTAL RETURN(c)	(6.87%)	19.54%		62.95%		(40.38%)	(1.22%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$41,497	$48,464		$46,198		$30,626	$536,891
Ratio of expenses to average net assets
Before reimbursement	1.29%	1.32%		1.37%		1.05%	0.98%
After reimbursement	1.10%	1.10%		1.10%		1.01%	0.98%
Ratio of net investment income to average net assets
Before reimbursement	0.23%	(0.11%)		(0.12%)		0.44%	0.50%
After reimbursement	0.42%	0.11%		0.15%		0.49%	0.50%
Portfolio turnover rate	31%	24%		46%		23%	33%

(a)	Net investment income was less than $0.01 per share.
(b)	The distribution from net investment income was less than $0.01 per share.
(c)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Ariel Small-Cap Value Portfolio

Initial Class Ticker: MXSCX

Class L Ticker: MXAVX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.35%	0.35%
Total Annual Portfolio Operating Expenses	1.35%	1.60%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$137	$428	$739	$1,624
Class L	$163	$505	$871	$1,900

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 22.07% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000® Index. The Portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving our environment; and not investing in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services or consumer discretionary) may underperform other sectors or the market as a whole.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	September 2009	35.27%
Worst Quarter	December 2008	-33.72%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-11.33%	0.09%	5.23%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.18%	0.15%	5.62%

Investment Adviser

MCM

Sub-Adviser

Ariel Investments, LLC

Portfolio Manager

John W. Rogers, Jr., Chairman and Chief Executive Officer, Ariel Investments, LLC. Mr. Rogers has managed the Portfolio since 1993.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn

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from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The Portfolio invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their

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goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which

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to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Sector Risk - Companies with similar lines of business (for example, financial services or consumer discretionary) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk - Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

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There is no guarantee that the Portfolio will achieve its objectives. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell 2000® Index. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index. Russell 2000® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) which exceed an annual rate of 1.35% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Ariel Investments, LLC (“Ariel”) is a privately held minority-owned money manager registered as an investment adviser with the SEC. Ariel is a Delaware Limited Liability Company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Portfolio is John W. Rogers, Jr., Chairman and Chief Executive Officer. As chief investment officer, Mr. Rogers is the lead portfolio manager for Ariel Fund as well as the firm’s small and small/mid cap separate account portfolios. He also serves as co-portfolio manager for Ariel Appreciation Fund and the firm’s mid cap separate accounts. Beyond Ariel, Mr. Rogers is a regular financial contributor to Forbes Magazine and currently serves as a board member of Aon Corporation, Exelon Corporation and McDonald’s Corporation. He received an AB in economics in 1980 from Princeton University.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and

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sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and

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mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, retirement plans and college savings programs (record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer

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detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

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Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Initial Class and Class L shares for the past five years, or, if shorter, the period of each class’s operations. Certain information reflects financial results for a single Portfolio (Initial Class or Class L) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Ariel Small-Cap Value Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.53	$7.36	$4.44	$11.46	$13.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	–	–	0.01	0.12	0.07
Net realized and unrealized gain (loss)	(1.08)	2.17	2.92	(5.40)	(0.40)

Total Income (Loss) From Investment Operations	(1.08)	2.17	2.93	(5.28)	(0.33)

LESS DISTRIBUTIONS:
Return of capital	–	–	(0.01)	–	–
From net investment income	–	–	–	(0.12)	(0.07)
From net realized gains	–	–	–	(1.62)	(1.16)

Total Distributions	0.00	0.00	(0.01)	(1.74)	(1.23)

NET ASSET VALUE, END OF YEAR	$8.45	$9.53	$7.36	$4.44	$11.46

TOTAL RETURN(a)	(11.33%)	29.31%	66.19%	(45.93%)	(2.49%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$38,387	$52,597	$50,835	$122,631	$501,203
Ratio of expenses to average net assets
Before reimbursement and waiver	1.35%	1.39%	1.15%	1.08%	1.04%
After reimbursement and waiver	1.35%	1.26%	1.14%	1.07%	1.04%
Ratio of net investment income (loss) to average net assets
Before reimbursement and waiver	(0.34%)	(0.46%)	(0.08%)	0.91%	0.55%
After reimbursement and waiver	(0.34%)	(0.34%)	(0.07%)	0.91%	0.55%
Portfolio turnover rate(b)	22%	36%	36%	23%	28%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim Ariel Small-Cap Value Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	–
Net realized and unrealized (loss)	(0.86)

Total Loss From Investment Operations	(0.86)

LESS DISTRIBUTIONS:
From net investment income	–
From net realized gains	–

Total Distributions	0.00

NET ASSET VALUE, END OF PERIOD	$9.14

TOTAL RETURN(b)	(8.60%)	(c)(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$216
Ratio of expenses to average net assets
Before reimbursement and waiver	65.86%	(e)
After reimbursement and waiver	1.58%	(e)
Ratio of net investment loss to average net assets
Before reimbursement and waiver	(64.46%)	(e)
After reimbursement and waiver	(0.18%)	(e)
Portfolio turnover rate(f)	22%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Bond Index Portfolio

Initial Class Ticker: MXBIX

Class L Ticker: MXBJX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

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Portfolio Summary

Investment Objective

The Portfolio seeks investment results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.50%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$51	$160	$280	$628
Class L	$77	$240	$417	$930

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 28.77% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Portfolio the relevant comparable attributes of the Benchmark Index. This may be accomplished through a combination of fixed income securities ownership and owning futures contracts on the Benchmark Index and options on futures contracts.

The Benchmark Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

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Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	December 2008	5.28%
Worst Quarter	June 2004	-2.76%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	7.21%	6.60%	5.47%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

Investment Adviser

MCM

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms. Tocher has managed the Portfolio since 2004.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to

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insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium,

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to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not

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lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular bond normally will not result in eliminating the bond from the Portfolio. The Portfolio will remain invested in bonds even when bond prices are generally falling.

Tracking Error Risk - Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has a management fee that will reduce the Portfolio’s total return. In addition, the Portfolio will own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

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Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

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As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Catherine S. Tocher manages the Portfolio. Ms. Tocher has served as manager of the Portfolio since 2004. Ms. Tocher is a Manager and Senior Vice President, Investments, of MCM. She is also Senior Vice President, Investments of GWL&A. She joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance. She also holds the Chartered Financial Analyst designation.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June  30, 2012.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good

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faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at the net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain

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information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Acounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who

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have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that

11

are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Initial Class and Class L shares for the past five years, or, if shorter, the period of each class’s operations. Certain information reflects financial results for a single Portfolio (Initial Class or Class L) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Bond Index Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$13.29	$13.10	$12.96	$12.75	$12.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.45	0.54	0.58	0.54
Net realized and unrealized gain	0.58	0.39	0.25	0.21	0.28

Total Income From Investment Operations	0.95	0.84	0.79	0.79	0.82

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.45)	(0.54)	(0.58)	(0.54)
From net realized gains	(0.04)	(0.20)	(0.11)	–	–

Total Distributions	(0.41)	(0.65)	(0.65)	(0.58)	(0.54)

NET ASSET VALUE, END OF YEAR	$13.83	$13.29	$13.10	$12.96	$12.75

TOTAL RETURN(a)	7.21%	6.50%	6.18%	6.40%	6.74%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$646,842	$438,040	$355,602	$274,554	$260,808
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.87%	3.43%	4.27%	4.60%	4.65%
Portfolio turnover rate(b)	29%	48%	34%	31%	21%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim Bond Index Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.48
Net realized and unrealized loss	(0.17)

Total Income From Investment Operations	0.31

LESS DISTRIBUTIONS:
From net investment income	(0.48)
From net realized gains	(0.04)

Total Distributions	(0.52)

NET ASSET VALUE, END OF PERIOD	$9.79

TOTAL RETURN(b)	3.15%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$470
Ratio of expenses to average net assets
Before waiver	0.75%	(e)
After waiver	0.73%	(e)
Ratio of net investment income to average net assets
Before waiver	2.41%	(e)
After waiver	2.43%	(e)
Portfolio turnover rate(f)	29%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financials.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

14

MAXIM SERIES FUND, INC.

Maxim Federated Bond Portfolio

Initial Class Ticker: MXFDX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$72	$224	$390	$871
Class L	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 77.80% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities at the time of purchase, including mortgage-backed securities, corporate fixed income securities and U.S. government obligations. A portion of the Portfolio may also be invested in foreign investment-grade fixed income securities and domestic or foreign non-investment-grade securities. Domestic non-investment-grade fixed income securities include both convertible and high-yield corporate fixed income securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment-grade and foreign investment-grade fixed income securities. The foreign fixed income securities in which the Portfolio may invest may be denominated in either foreign currency or in U.S. Dollars. If a security is downgraded below any minimum quality grade discussed

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above, the portfolio managers will re-evaluate the security, but will not be required to sell it. The Portfolio may use derivative contracts, including interest rate futures, index futures, securities futures, currency futures, currency forward contracts and credit default swaps, to implement elements of its investment strategy.

The Portfolio may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Portfolio will provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Portfolio has no set duration parameters.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Portfolio invests will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest proceeds at the lower interest rates then available.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

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High Yield Securities Risk - High yield-high risk bonds (or non-investment grade securities) carry particular market risks and may experience greater volatility in market value than investment grade bonds.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	5.41%
Worst Quarter	June 2004	-2.34%

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Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Since Inception (5/01/2003)
Initial Class	5.85%	6.83%	4.99%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.05%

Investment Adviser

MCM

Sub-Adviser

Federated Investment Management Company

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Robert J. Ostrowski	Executive Vice President/Chief Investment Officer, Global Fixed Income Group	2003
Christopher J. Smith	Senior Vice President and Senior Portfolio Manager	2006
Roberto Sanchez-Dahl*	Vice President and Portfolio Manager	2010
Mark E. Durbiano**	Senior Vice President and Senior Portfolio Manager	2005

*  Mr. Sanchez-Dahl is a portfolio manager with respect to the emerging markets portion of the Portfolio.

**Mr. Durbiano is a portfolio manager with respect to the high-yield portion of the Portfolio.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary

4

and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities at the time of purchase, including mortgage-backed securities, corporate fixed income securities and U.S. government obligations. A portion of the Portfolio may also be invested in foreign investment-grade fixed income securities and domestic or foreign non-investment-grade securities. Domestic non-investment-grade fixed income securities include both convertible and high-yield corporate fixed income securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment-grade and foreign investment-grade fixed income securities. The foreign fixed income securities in which the Portfolio may invest may be denominated in either foreign currency or in U.S. Dollars.

Investment grade securities are rated BBB or higher by Standard & Poor’s or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are of comparable quality as determined by the portfolio managers based on their credit assessment that the security is comparable to investment grade. Non-investment-grade securities are rated BB or lower by Standard & Poor’s or have a comparable rating from another NRSRO, or are of comparable quality if unrated. If a security is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.

The Portfolio may use derivative contracts, including interest rate futures, index futures, securities futures, currency futures, currency forward contracts and credit default swaps, to implement elements of its investment strategy. For example, the Portfolio may use derivative contracts to increase or decrease the Portfolio’s exposure to the investments(s) underlying the derivative, including in an attempt to benefit from changes in the value of underlying investments. Additionally, by way of example, the Portfolio may use derivative contracts in an attempt to: increase or decrease the effective duration of the Portfolio; seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates (volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes); obtain premiums from the sale of derivative contracts; realize gains from trading a derivative contract; or hedge against potential losses. There can be no assurance that the Portfolio’s use of derivative contracts will work as intended.

The Portfolio may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Portfolio will provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Portfolio has no set duration parameters.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

5

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S.

6

securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to

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respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

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Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a securities price. If a fixed income security is called, the Portfolio may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

High Yield Securities Risk - High yield-high risk bonds (or non-investment grade securities) carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

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Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

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As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Federated Investment Management Company (“Federated”) is a Delaware business trust and an indirect wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States. Federated is registered as an investment adviser with the SEC. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Portfolio. Federated’s and FASC’s principal business address is at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

Robert J. Ostrowski and Christopher J. Smith are the portfolio managers of the Portfolio. In addition, Mr. Roberto Sanchez-Dahl is a manager with respect to the emerging markets portion of the Portfolio, and Mr. Mark E. Durbiano is also a manager with respect to the high-yield portion of the Portfolio.

Mr. Ostrowski is Executive Vice President/Chief Investment Officer, Global Fixed Income Group, and Senior Portfolio Manager and is responsible for portfolio management and administration of the

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Government and General High Grade Corporate Bond Groups with Federated. He joined Federated in 1987.

Mr. Smith is a Senior Vice President and Senior Portfolio Manager for Federated. He is responsible for portfolio management and research, focusing primarily on financial institution portfolios (insurance companies, banks, credit unions & pension funds). Mr. Smith joined Federated in 1995.

Mr. Sanchez-Dahl, who manages only the emerging markets portion of the Portfolio, is a Vice President and Portfolio Manager and is responsible for portfolio management and investment research in the international fixed income and global high yield area with Federated. He joined Federated in 1997.

Mr. Durbiano, who manages only the high-yield portion of the Portfolio, is a Senior Vice President and Senior Portfolio Manager for Federated, and is the head of their Domestic High Yield Group. Mr. Durbiano is responsible for portfolio management and research in the fixed income area, concentrating on domestic high yield securities. He is a member of the Pittsburgh Society of Financial Analysts, and he has been with Federated since 1982.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently

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subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative

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to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with

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Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Federated Bond Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$10.54	$10.25	$9.53	$9.90	$9.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.41	0.48	0.52	0.44
Net realized and unrealized gain (loss)	0.24	0.29	0.75	(0.35)	0.19

Total Income From Investment Operations	0.61	0.70	1.23	0.17	0.63

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.41)	(0.48)	(0.52)	(0.44)
From net realized gains	(0.01)	–	(0.03)	(0.02)	–

Total Distributions	(0.38)	(0.41)	(0.51)	(0.54)	(0.44)

NET ASSET VALUE, END OF YEAR	$10.77	$10.54	$10.25	$9.53	$9.90

TOTAL RETURN(a)	5.85%	6.88%	13.07%	1.94%	6.68%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$314,367	$273,242	$191,389	$139,883	$195,931
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	3.45%	4.03%	4.91%	5.00%	4.73%
Portfolio turnover rate	78%	41%	36%	72%	56%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Templeton Global Bond Portfolio

Initial Class Ticker: MXGBX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks current income with capital appreciation and growth of income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.30%	1.30%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.30%	1.55%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$132	$412	$713	$1,568
Class L	$158	$490	$845	$1,845

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 36.20% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest at least 80% of its net assets in bonds issued by governments and government agencies located around the world. Bonds include debt securities of any maturity, such as bonds, notes, bills and indentures, including inflation-indexed securities. In addition, the Portfolio’s assets will be invested in issuers located in at least three countries (including the U.S.), and hold foreign currencies and attempt to profit from fluctuations in currency exchange rates. The Portfolio focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser, but may invest up to 25% of its total assets in below investment grade bonds (“high yield-high risk” or “junk”) bonds. The Portfolio may invest without limit in developing markets.

For purposes of pursuing its investment goals, the Portfolio regularly uses various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but may

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also use currency and currency index futures contracts and interest rate swaps and credit default swaps. The Portfolio maintains significant positions in currency-related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Portfolio’s assets to obligations under the instruments. The use of the derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected securities.

The portfolio managers allocate the Portfolio’s assets based upon their assessment of changing market, political and economic conditions. They will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Securities of issuers located in emerging markets may be substantially more volatile, and substantially less liquid, than the securities of issuers located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Portfolio invests will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Currency Management Strategies Risk - Currency management strategies may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the portfolio managers expect. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

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Non-Diversification Risk - The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.

High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Portfolio.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2008	8.12%
Worst Quarter	September 2011	-7.99%

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Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-1.63%	8.22%	7.88%
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)	6.35%	7.13%	7.77%

Investment Adviser

MCM

Sub-Adviser

Franklin Advisers, Inc.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Dr. Michael Hasenstab	Senior Vice President, Co-Director, and Portfolio Manager for Franklin Templeton Investments’ International Bond Department	2005
Canyon Chan, CFA	Senior Vice President and Portfolio Manager	2011

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

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More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest at least 80% of its net assets in bonds issued by governments and government agencies located around the world. Bonds include debt securities of any maturity, such as bonds, notes, bills and indentures, including inflation-indexed securities. In addition, the Portfolio’s assets will be invested in issuers located in at least three countries (including the U.S.), and hold foreign currencies and attempt to profit from fluctuations in currency exchange rates. The Portfolio focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser, but may invest up to 25% of its total assets in below investment grade bonds (“high yield-high risk” or “junk”) bonds. The Portfolio may invest without limit in developing markets.

The portfolio managers allocate the Portfolio’s assets based upon their assessment of changing market, political and economic conditions. They will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

For purposes of pursuing its investment goals, the Portfolio regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Portfolio’s investment returns. The Portfolio may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps) and options on such contracts. The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The portfolio managers consider various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Portfolio may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Portfolio returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the portfolio managers believe that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Portfolio could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Portfolio under the contract, the Portfolio will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Portfolio is denominated in that currency, or it may be used to hedge the Portfolio’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Portfolio believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and add or increase exposure to the currency that is purchased, similar to when the Portfolio sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Portfolio against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

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A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Portfolio to increase or decrease its exposure to the underlying instrument or interest rate. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Portfolio may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate swaps and credit default swaps, are contracts between the Portfolio and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Portfolio agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Portfolio is purchasing the obligation of its counterparty to offset losses the Portfolio could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. As a seller of a credit default swap, the Portfolio is able to earn a stream of income while gaining exposure to the underlying reference obligation. The Portfolio may be a buyer or seller of credit default swaps. An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

Derivatives involve special risks. If the portfolio managers judge market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs. The portfolio managers consider various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in any derivative transactions.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

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The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S.

7

securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions and are explained in greater detail above under “More Information About the Portfolio – Principal Investment Strategies.”

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

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Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Currency Management Strategies Risk - Currency management strategies may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the portfolio managers expect. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the portfolio managers’ use of currency management strategies will benefit the Portfolio or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Portfolio’s holdings, further increases the Portfolio’s exposure to foreign investment losses.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

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Non-Diversification Risk - The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.

High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Portfolio.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

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There is no guarantee that the Portfolio will achieve its objective. The Portfolio should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market-capitalization-weighted benchmark that tracks total returns of government bonds in 23 developed countries globally.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.30% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

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The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Franklin Advisers, Inc. (“Franklin”) is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization, operating as Franklin Templeton Investments, listed on the New York Stock Exchange. Franklin is registered as an investment adviser with the SEC. Its principal business address is at One Franklin Parkway, San Mateo, CA 94403.

The Portfolio is managed by Dr. Michael Hasenstab and Canyon Chen, CFA. Michael Hasenstab initially joined Franklin Templeton Investments in July of 1995. After a leave of absence to obtain his Ph.D., he rejoined the company in April of 2001. Currently, Dr. Hasenstab is Senior Vice President, Co-Director, and Portfolio Manager for Franklin Templeton Investments’ International Bond Department. In this position, he co-directs all investment strategies within the International Fixed Income Group and co-manages the portfolio management team. In addition, he is a member of the Global Economic and Sector Allocation Committees, and is Co-Portfolio Manager for numerous Franklin Templeton funds. Dr. Hasenstab specializes in global macro economic analysis with a focus on currency, interest rate, and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively in Asia, published research on China’s financial market, and consulted global companies on Asia-Pacific investments and strategy. Dr. Hasenstab earned a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University, a Master’s in Economics of Development from the Australian National University, and a B.A. in International Relations/Political Economy from Carleton College in the United States.

Canyon Chen, CFA, has been with Franklin Advisers, Inc. since 1991 and joined Franklin Templeton Fixed Income Group’s international bond department in 2007. He is a senior vice president and portfolio manager, and has 20 years of industry experience. As part of the global bond portfolio management team, he focuses on portfolio structuring, derivatives/quantitative strategies and risk budgeting/management. Mr. Chen earned a B.A. in quantitative economics from Stanford University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your

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order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and

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disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in

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market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from

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authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Templeton Global Bond Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.74	$9.02	$8.02	$10.47	$10.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.47	0.29	1.59	1.22	1.24
Net realized and unrealized gain (loss)	(0.62)	0.69	(0.42)	(0.82)	0.19

Total Income (Loss) From Investment Operations	(0.15)	0.98	1.17	0.40	1.43

LESS DISTRIBUTIONS:
Return of capital	–	–	(0.17)	–	–
From net investment income	(0.52)	(0.23)	–	(2.59)	(1.24)
From net realized gains	(0.03)	(0.03)	–	(0.26)	(0.38)

Total Distributions	(0.55)	(0.26)	(0.17)	(2.85)	(1.62)

NET ASSET VALUE, END OF YEAR	$9.04	$9.74	$9.02	$8.02	$10.47

TOTAL RETURN(a)	(1.63%)	10.92%	14.71%	4.45%	13.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$219,002	$219,031	$147,080	$106,630	$134,590
Ratio of expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	2.69%	2.86%	4.02%	2.77%	1.98%
Portfolio turnover rate	36%	22%	39%	62%	34%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim S&P SmallCap 600® Index Portfolio

(formerly Maxim Index 600 Portfolio)

Initial Class Ticker: MXISX

Class L Ticker: MXNSX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600® Index (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 20.06% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index. The Portfolio will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index.

The Benchmark Index is the S&P SmallCap 600® Index. The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

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Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Investment Style Risk - Returns from small-capitalization stocks may trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares commenced operations on August 12, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

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Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.70%
Worst Quarter	December 2008	-25.20%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	0.36%	1.42%	6.50%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	1.02%	1.94%	7.09%

Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2009
Richard A. Brown	Director, Senior Portfolio Manager	2009
Thomas J. Durante	Director, Senior Portfolio Manager	2009

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

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Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

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Small Size Companies

The Portfolio invests in small size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in small size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Tracking a Benchmark Index

The Portfolio is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P SmallCap 600® Index (the “Index”) to track general stock market performance. S&P’s and its third party licensor’s only relationship to MCM is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard

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to MCM or the Portfolio. S&P and its third party licensors have no obligation to take the needs of MCM or the owners of the Portfolio into consideration in determining, composing or calculating the Index. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S&P SmallCap 600® is a trademark of Standard & Poor’s and has been licensed for use by MCM.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

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Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk - Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has a management fee that will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Investment Style Risk - There is a possibility that returns from small-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Over-the-Counter Risk - Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

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The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objectives. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for

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monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with 12 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a B.A. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 16 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with 12 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net

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asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s

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practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable

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FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

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Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Initial Class and Class L shares for the past five years, or, if shorter, the period of each class’s operations. Certain information reflects financial results for a single Portfolio (Initial Class or Class L) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Index 600 Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.14	$7.32	$5.90	$9.65	$10.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.06	0.05	0.07	0.07
Net realized and unrealized gain (loss)	(0.07)	1.82	1.42	(3.08)	(0.16)

Total Income (Loss) From Investment Operations	0.03	1.88	1.47	(3.01)	(0.09)

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.06)	(0.05)	(0.07)	(0.07)
From net realized gains	(0.34)	–	–	(0.67)	(0.92)

Total Distributions	(0.44)	(0.06)	(0.05)	(0.74)	(0.99)

NET ASSET VALUE, END OF YEAR	$8.73	$9.14	$7.32	$5.90	$9.65

TOTAL RETURN(a)	0.36%	25.70%	24.95%	(31.35%)	(0.82%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$323,230	$319,792	$207,863	$178,543	$262,817
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.62%	0.84%	0.82%	1.00%	0.76%
Portfolio turnover rate(b)	20%	20%	20%	28%	28%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim Index 600 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14
Net realized and unrealized gain	0.79

Total Income From Investment Operations	0.93

LESS DISTRIBUTIONS:
From net investment income	(0.14)
From net realized gains	(0.32)

Total Distributions	(0.46)

NET ASSET VALUE, END OF PERIOD	$10.47

TOTAL RETURN(b)	9.31%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$185
Ratio of expenses to average net assets
Before waiver	0.88%	(e)
After waiver	0.84%	(e)
Ratio of net investment income to average net assets
Before waiver	0.73%	(e)
After waiver	0.77%	(e)
Portfolio turnover rate(f)	20%	(c)

(a)	Class L commenced operations on August 12, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim International Index Portfolio

Initial Class Ticker: MXINX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$72	$224	$390	$871
Class L	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period from January 13, 2011 (inception) through December 31, 2011, the Portfolio’s turnover rate was 3.98% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the Benchmark Index or in derivative securities economically related to the Benchmark Index. The Portfolio will seek investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index, a statistically selected sampling of the stocks in the Benchmark Index, and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index. The Portfolio does not necessarily invest in all of the stocks in the Benchmark Index, or in the same weightings as the stocks have in the Benchmark Index. The Portfolio’s Sub-Adviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks chosen are similar to those of the Benchmark Index.

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The Portfolio’s benchmark index is the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2011, the MSCI EAFE Index consisted of 22 developed market country indices.

The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed by the Portfolio’s Board of Directors without shareholder approval. The Portfolio will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Investment Style Risk - There is a possibility that returns from large-capitalization and/or foreign stocks will trail returns from the overall stock market.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Portfolio invests will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on January 13, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

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Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2011
Richard A. Brown	Director, Senior Portfolio Manager	2011
Thomas J. Durante	Director, Senior Portfolio Manager	2011

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives

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as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

Tracking a Benchmark Index

The Portfolio is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.

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•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

THIS PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY MCM. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE

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PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this Portfolio, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Portfolio without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

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Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk - Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has a management fee that will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner.

Investment Style Risk - There is a possibility that returns from large-capitalization and/or foreign stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

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Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objectives. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

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Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with 12 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a B.A. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 16 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with 12 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

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The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

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Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the

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Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

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Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the

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allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim International Index Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19
Net realized and unrealized loss	(1.67)

Total Loss From Investment Operations	(1.48)

LESS DISTRIBUTIONS:
From return of capital	(0.00)	(b)
From net investment income	(0.19)

Total Distributions	(0.19)

NET ASSET VALUE, END OF PERIOD	$8.33

TOTAL RETURN(c)	(14.77%)	(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$156,576
Ratio of expenses to average net assets	0.70%	(e)
Ratio of net investment income to average net assets	2.50%	(e)
Portfolio turnover rate	4%	(d)

(a)	The Portfolio commenced operations on January 13, 2011.
(b)	The distribution from return of capital was less than $0.01 per share.
(c)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(d)	Not annualized for periods less than one full year.
(e)	Annualized

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Invesco ADR Portfolio

Initial Class Ticker: MXIAX

Class L Ticker: MXADX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks high total return through capital appreciation and current income while reducing risk through diversification.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.14%	1.39%
Expense Reimbursement[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	1.13%	1.38%

1 MCM has contractually agreed to pay expenses (which include the sum of its management fees and expenses paid directly by the Portfolio, excluding 12b-1 fees) that exceed 1.30% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM. During the Portfolio’s most recent fiscal year, the Portfolio’s expenses exceeded 1.30% and MCM paid expenses in excess of such amount.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$115	$359	$622	$1,375
Class L	$140	$437	$755	$1,657

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 32.78% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depository Receipts (“ADRs”) or foreign stocks that are registered with the U.S. Securities and Exchange Commission and traded in the U.S. The Portfolio can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets. The portfolio managers will select stocks

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from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion. The portfolio managers will analyze potential investments through an investment model which compares current stock price to measures such as book value, historical return on equity, a company’s ability to reinvest capital, dividends, and dividend growth. The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Portfolio invests will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Investment Style Risk - Returns from mid- or large-capitalization and/or foreign stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do

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not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	24.63%
Worst Quarter	September 2002	-20.18%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-14.83%	-5.48%	3.56%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%

Investment Adviser

MCM

Sub-Adviser

Invesco Advisers, Inc.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
W. Lindsay Davidson	Portfolio Manager	1994
Anuja Singha, PhD, CFA	Portfolio Manager	1998
E. Sargent McGowan, CFA	Portfolio Manager and Head of Developed Markets	2002
Ingrid E. Baker, CFA	Portfolio Manager and Head of Emerging Markets	1999
Stephen K. Thomas, CFA	Portfolio Manager	2000

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for

3

purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the

4

stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio will invest in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or

5

instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio’s investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

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Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depository receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depository receipts are usually subject to a fee charged by the depository. Holders of depository receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depository receipts because such restrictions may limit the ability to convert equity shares into depository receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depository receipts.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Investment Style Risk - There is a possibility that returns from mid- or large-capitalization stocks and/or foreign stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and

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tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the MSCI EAFE® Index. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2011, the MSCI EAFE® Index consisted of 22 developed market country indices. The MSCI EAFE® Index is a registered trademark of MSCI Inc.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) which exceed an annual rate of 1.30%. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Invesco Advisers, Inc. (“Invesco”) is a company incorporated under the laws of the State of Delaware and is registered as an investment adviser with the SEC. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Its principal business address is 1555 Peachtree, N.E., Atlanta, Georgia 30309.

The Portfolio is managed day-to-day by an investment team comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments under the direction of the Chief Investment Officer. In addition to managing the Portfolio, the team acts as sub-adviser for affiliated mutual funds, and also manages other pooled investment vehicles that are not registered mutual funds, as well as other accounts managed for organizations and individuals. The five most senior members of the team with the most significant responsibility within the investment team are:

W. Lindsay Davidson joined Invesco in 1984 and currently serves as Portfolio Manager. He holds an M.A. (Honors) degree in Economics from Edinburgh University.

Anuja Singha, PhD, CFA, joined Invesco in 1998 and currently serves as Portfolio Manager. She earned a B.A. in economics from Mills College and a Doctor of Philosophy degree in economics from Emory University.

E. Sargent McGowan, CFA, joined Invesco in 2002 and currently serves as Head of Developed Markets. He earned a B.S. in commerce from the University of Virginia and a M.B.A. in investment management from the University of North Carolina.

Ingrid E. Baker, CFA, joined Invesco in 1999 and currently serves as Portfolio Manager and Head of Emerging Markets. She holds a B.A. in International Politics from Oberlin College and an M.B.A. from the University of Navarra.

Stephen K. Thomas, CFA, joined Invesco in 2000 and currently serves as Portfolio Manager. He holds a Bachelor of Business Administration degree in banking/finance and a M.B.A. from the University of Mississippi.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

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Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

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The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

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Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

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GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Initial Class and Class L shares for the past five years, or, if shorter, the period of each class’s operations. Certain information reflects financial results for a single Portfolio (Initial Class or Class L) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Invesco ADR Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$12.68	$12.21	$9.52	$17.81	$19.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.21	0.23	0.33	0.39
Net realized and unrealized gain (loss)	(2.18)	0.47	2.69	(7.29)	1.04

Total Income (Loss) From Investment Operations	(1.89)	0.68	2.92	(6.96)	1.43

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.21)	(0.23)	(0.33)	(0.44)
From net realized gains	–	–	–	(1.00)	(2.85)

Total Distributions	(0.29)	(0.21)	(0.23)	(1.33)	(3.29)

NET ASSET VALUE, END OF YEAR	$10.50	$12.68	$12.21	$9.52	$17.81

TOTAL RETURN(a)	(14.83%)	5.58%	30.63%	(40.19%)	7.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$227,835	$299,406	$222,213	$171,979	$247,515
Ratio of expenses to average net assets
Before reimbursement	1.14%	1.12%	1.15%	1.14%	1.08%
After reimbursement	1.13%	1.12%	1.15%	1.13%	1.08%
Ratio of net investment income to average net assets
Before reimbursement	2.62%	1.93%	2.22%	2.70%	1.63%
After reimbursement	2.62%	1.93%	2.22%	2.71%	1.63%
Portfolio turnover rate(b)	33%	43%	50%	42%	32%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim Invesco ADR Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	1.16
Net realized and unrealized loss	(2.63)

Total Loss From Investment Operations	(1.47)

LESS DISTRIBUTIONS:
From net investment income	(0.42)
From net realized gains	–

Total Distributions	(0.42)

NET ASSET VALUE, END OF PERIOD	$8.11

TOTAL RETURN(b)	(14.66%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$20
Ratio of expenses to average net assets
Before reimbursement and waiver	461.62%	(d)
After reimbursement and waiver	1.27%	(d)
Ratio of net investment income to average net assets
Before reimbursement and waiver	(458.95%)	(d)
After reimbursement and waiver	1.41%	(d)
Portfolio turnover rate(e)	33%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Annualized
(e)	Portfolio turnover is calculated at the Portfolio level.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Janus Large Cap Growth Portfolio

Initial Class Ticker: MXLGX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.05%	1.05%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.05%	1.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$107	$334	$579	$1,283
Class L	$132	$412	$713	$1,568

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 56.54% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalizations of $4 billion or more at the time of purchase. The Portfolio will, under normal circumstances, concentrate in a core group of 20-40 common stocks. The Portfolio may invest in foreign equity and fixed income securities, which may include investments in emerging markets, without limit within the parameters of the Portfolio’s specific investment policies. The portfolio manager seeks attractive investment opportunities consistent with the Portfolio’s investment policies by looking at companies one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash and similar investments.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Concentration Risk - The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although diversified, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

Investment Style Risk - Returns from large-capitalization and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of two broad-based securities market indices. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.21%
Worst Quarter	December 2008	-26.05%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Since Inception (5/21/2003)
Initial Class	-9.43%	0.79%	6.67%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	6.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	5.80%

Investment Adviser

MCM

Sub-Adviser

Janus Capital Management LLC

Portfolio Manager

Ron Sachs, CFA, Vice President, Janus Capital Management LLC. Mr. Sachs has managed the Portfolio since 2008.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any

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Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks

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and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Fixed Income Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

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Concentration Risk - The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although diversified, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

Investment Style Risk - There is a possibility that returns from large-capitalization and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

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Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark indexes are the Russell 1000® Growth Index and the Standard & Poor’s (“S&P”) 500® Index. The Russell 1000® Growth Index was added as an additional benchmark index effective May 1, 2012 since the Sub-Adviser believes it more accurately reflects the Portfolio’s growth strategy. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market. Russell 1000® is a registered trademark of Russell Investments. S&P 500® is a registered trademark of Standard & Poor’s.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.05% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

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The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Janus Capital Management LLC (“Janus”) (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Its principal business address is 151 Detroit Street, Denver, Colorado 80206. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in the financial asset management business. JCGI owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation.

Ron Sachs, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also portfolio manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. He holds a Bachelor’s degree (cum laude) in Economics from Princeton University and a law degree from the University of Michigan. He holds a Chartered Financial Analyst designation.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could

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affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some

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cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Mercer Administrative Services Agreement

Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

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Putnam Administrative Services Agreement

The Distributor and MCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Code (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to the Fund with regard to each portfolio that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each portfolio that is sold in the 529 Plan.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011		2010	2009	2008		2007
Maxim Janus Large Cap Growth Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$11.67		$11.03	$7.65	$16.06		$12.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	(0.00)	(a)	0.01	–	–		0.02
Net realized and unrealized gain (loss)	(1.12)		0.95	3.59	(7.28)		3.89

Total Income (Loss) From Investment Operations	(1.12)		0.96	3.59	(7.28)		3.91

LESS DISTRIBUTIONS:
From return of capital	(0.00)	(b)	–	–	–		–
From net investment income	(0.00)	(c)	(0.01)	–	(0.00)	(c)	(0.02)
From net realized gains	(3.15)		(0.31)	(0.21)	(1.13)		(0.54)

Total Distributions	(3.15)		(0.32)	(0.21)	(1.13)		(0.56)

NET ASSET VALUE, END OF YEAR	$7.40		$11.67	$11.03	$7.65		$16.06

TOTAL RETURN(d)	(9.43%)		8.65%	46.98%	(45.11%)		31.02%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$237,837		$463,123	$342,938	$247,151		$384,185
Ratio of expenses to average net assets	1.05%		1.05%	1.05%	1.05%		1.05%
Ratio of net investment income (loss) to average net assets	0.01%		0.07%	(0.25%)	(0.56%)		0.02%
Portfolio turnover rate	57%		41%	33%	66%		33%

(a)	Net investment income was less than $0.01 per share.
(b)	The distribution from return of capital was less than $0.01 per share.
(c)	The distribution from net investment income was less than $0.01 per share.
(d)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Bond Portfolio

Initial Class Ticker: MXLMX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks high total investment return through a combination of current income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.90%	1.15%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$92	$287	$498	$1,108
Class L	$117	$365	$633	$1,398

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 20.49% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Portfolio will focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

The Portfolio may invest up to 20% in preferred stock and convertible preferred stock. It may invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation. It may also invest up to 35% of its total assets in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

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Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Portfolio invests will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	16.02%
Worst Quarter	December 2008	-11.90%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	4.43%	6.64%	9.81%
BofA Merrill Lynch Corporate/Government Index (reflects no deduction for fees, expenses or taxes)	8.61%	6.49%	5.82%

Investment Adviser

MCM

Sub-Adviser

Loomis, Sayles & Company, L.P.

Portfolio Manager

Daniel J. Fuss, CFA and CIC, Executive Vice President and Vice Chairman, Loomis, Sayles & Company, L.P. Mr. Fuss has managed the Portfolio since 1994.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal

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income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

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Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent

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to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered.

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High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

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Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the BofA Merrill Lynch Corporate/Government Index. The BofA Merrill Lynch Corporate/Government Index is comprised of U.S. Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

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Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a Delaware limited partnership, registered as an investment adviser with the SEC. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The day-to-day manager of the Portfolio is Daniel J. Fuss, CFA and CIC, Executive Vice President and Vice Chairman of Loomis Sayles. Mr. Fuss has been with Loomis Sayles since 1976. Mr. Fuss earned a B.S. and Masters in Business Administration from Marquette University.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are

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not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

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The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In

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addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking,

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shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Loomis Sayles Bond Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$12.28	$11.64	$8.91	$12.55	$12.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72	0.81	0.65	0.93	0.92
Net realized and unrealized gain (loss)	(0.17)	0.65	2.71	(3.60)	0.08

Total Income (Loss) From Investment Operations	0.55	1.46	3.36	(2.67)	1.00

LESS DISTRIBUTIONS:
From net investment income	(0.75)	(0.82)	(0.63)	(0.91)	(0.92)
From net realized gains	–	–	–	(0.06)	(0.11)

Total Distributions	(0.75)	(0.82)	(0.63)	(0.97)	(1.03)

NET ASSET VALUE, END OF YEAR	$12.08	$12.28	$11.64	$8.91	$12.55

TOTAL RETURN(a)	4.43%	12.77%	38.46%	(21.74%)	8.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$345,032	$357,111	$368,286	$285,246	$389,403
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	5.11%	5.44%	6.03%	6.24%	5.67%
Portfolio turnover rate	20%	21%	29%	28%	28%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Small-Cap Value Portfolio

Initial Class Ticker: MXLSX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	1.11%	1.36%
Expense Reimbursement[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	1.10%	1.35%

1 MCM has contractually agreed to pay expenses (which include the sum of its management fees and expenses paid directly by the Portfolio, excluding 12b-1 fees) that exceed 1.30% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM. During the Portfolio’s most recent fiscal year, the Portfolio’s expenses exceeded 1.30% and MCM paid expenses in excess of such amount.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 47.75% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index ($23 million to $3.767 billion as of December 31, 2011), an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index, at the time of purchase.

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The Portfolio seeks to build a core small-cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market. The Portfolio will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery. The Portfolio will invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	September 2009	19.10%
Worst Quarter	December 2008	-24.16%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-2.03%	1.55%	6.61%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	6.40%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.18%	0.15%	5.62%

Investment Adviser

MCM

Sub-Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Joseph R. Gatz, CFA	Vice President	2000
Jeffrey Schwartz, CFA	Vice President	2012

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment

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company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The Portfolio invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

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The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

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Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

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A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark indexes are the Russell 2000® Value Index and the Russell 2000® Index. The Russell 2000® Value Index was added as an additional benchmark index effective May 1, 2012 since the Sub-Adviser believes it more accurately reflects the Portfolio’s value strategy. The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index. Russell 2000® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) which exceed an annual rate of 1.30%. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

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The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a Delaware limited partnership, registered as an investment adviser with the SEC. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

Joseph R. Gatz, CFA, Vice President of Loomis Sayles, has co-managed the Portfolio since 2000, and has been employed by Loomis Sayles since 1999. Mr. Gatz received a BA from Michigan State University and an MBA from Indiana University.

Jeffery Schwartz, CFA, Vice President of Loomis Sayles, has co-managed the Portfolio since March 2012, and has been employed by Loomis Sayles since 2012. Mr. Schwartz was previously employed by Palisades Capital Management where he managed a small cap strategy from 2004 to 2012. Mr. Schwartz received a BA from the State University of New York, Binghamton and an MBA from the University of Michigan.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as

8

described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic

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exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

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The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

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GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Putnam Administrative Services Agreement

The Distributor and MCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Code (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to the Fund with regard to each Portfolio that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Portfolio that is sold in the 529 Plan.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L

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shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Loomis Sayles Small-Cap Value Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$20.44	$16.56	$13.00	$19.53	$21.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04	0.08	0.06	0.04	0.02
Net realized and unrealized gain (loss)	(0.45)	3.88	3.56	(6.35)	0.64

Total Income (Loss) From Investment Operations	(0.41)	3.96	3.62	(6.31)	0.66

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.08)	(0.06)	(0.04)	(0.02)
From net realized gains	–	–	–	(0.18)	(2.39)

Total Distributions	(0.04)	(0.08)	(0.06)	(0.22)	(2.41)

NET ASSET VALUE, END OF YEAR	$19.99	$20.44	$16.56	$13.00	$19.53

TOTAL RETURN(a)	(2.03%)	23.99%	27.86%	(32.64%)	3.21%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$193,081	$176,384	$227,034	$204,086	$281,009
Ratio of expenses to average net assets
Before reimbursement	1.11%	1.12%	1.08%	1.09%	1.07%
After reimbursement	1.10%	1.12%	1.08%	1.08%	1.07%
Ratio of net investment income to average net assets
Before reimbursement	0.29%	0.53%	0.49%	0.31%	0.12%
After reimbursement	0.30%	0.53%	0.49%	0.31%	0.12%
Portfolio turnover rate	48%	54%	58%	67%	58%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim MFS International Growth Portfolio

Initial Class Ticker: MXIGX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.20%	1.20%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.20%	1.45%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$122	$381	$660	$1,455
Class L	$148	$459	$792	$1,735

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 41.84% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging markets) issuers. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region; provided that the Portfolio will, under normal circumstances, invest in at least three different countries. The Portfolio may invest in companies of any size.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; the issuer is included in an index which is representative of that country; or the issuer is exposed to the economic fortunes and risks of that country.

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The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes have above average growth potential and that are also trading at reasonable valuations. The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Portfolio invests will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Investment Style Risk - Returns from foreign stocks and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

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An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	20.65%
Worst Quarter	September 2011	-20.22%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Since Inception (5/21/2003)
Initial Class	-10.35%	-1.76%	8.18%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	7.10%

Investment Adviser

MCM

Sub-Adviser

Massachusetts Financial Services Company

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Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Marcus L. Smith	Investment Officer	2003
Daniel Ling	Investment Officer	2009

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

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Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

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Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

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Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Investment Style Risk - There is a possibility that returns from foreign and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or

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changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the MSCI EAFE® Index. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2011, the MSCI EAFE® Index consisted of 22 developed market country indices. MSCI EAFE® is a registered trademark of MSCI Inc.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.20% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

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Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Massachusetts Financial Services Company (“MFS”) is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser with the SEC. Its principal business address is at 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $251 billion as of December 31, 2011.

The Portfolio is co-managed by Mr. Marcus L. Smith and Mr. Daniel Ling. Mr. Smith, Investment Officer of MFS, has been portfolio manager of the MFS Institutional International Equity Fund since January 2001, and has been employed in the investment area of MFS since 1994. Mr. Ling, Investment Officer of MFS, has been portfolio manager of the MFS Institutional International Equity Fund since October 2009, and has been employed in the investment area of MFS since 2006.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or duing any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive

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your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and

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disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner

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accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM,

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or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009		2008	2007
Maxim MFS International Growth Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$11.03	$10.10	$7.75		$12.92	$13.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.10	0.13		0.17	0.16
Net realized and unrealized gain (loss)	(1.28)	0.93	2.35		(4.71)	1.00

Total Income (Loss) From Investment Operations	(1.14)	1.03	2.48		(4.54)	1.16

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.10)	(0.13)		(0.16)	(0.14)
From net realized gains	(0.13)	–	0.00	(a)	(0.47)	(1.43)

Total Distributions	(0.28)	(0.10)	(0.13)		(0.63)	(1.57)

NET ASSET VALUE, END OF YEAR	$9.61	$11.03	$10.10		$7.75	$12.92

TOTAL RETURN(b)	(10.35%)	10.19%	31.91%		(35.49%)	8.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$207,081	$260,086	$191,596		$149,317	$211,610
Ratio of expenses to average net assets	1.20%	1.20%	1.20%		1.20%	1.20%
Ratio of net investment income to average net assets	1.25%	1.07%	1.46%		1.63%	0.89%
Portfolio turnover rate	42%	27%	26%		39%	37%

(a)	The distribution from net realized gains was less than $0.01 per share.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim MFS International Value Portfolio

Initial Class Ticker: MXIVX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.17%	0.17%
Total Annual Portfolio Operating Expenses	1.17%	1.42%
Expense Reimbursement[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	1.16%	1.41%

1 MCM has contractually agreed to pay expenses (which include the sum of its management fees and expenses paid directly by the Portfolio, excluding 12b-1 fees) that exceed 1.20% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM. During the Portfolio’s most recent fiscal year, the Portfolio’s expenses exceeded 1.20% and MCM paid expenses in excess of such amount.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$118	$368	$638	$1,409
Class L	$144	$446	$771	$1,691

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 22.65% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Portfolio will invest primarily in companies located outside the U.S., including those in emerging markets. The Sub-Adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small

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number of countries, or a particular geographic region. The Sub-Adviser may invest the Portfolio’s assets in companies of any size.

The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Portfolio may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Portfolio invests will have a significant impact on the performance of the Portfolio.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Investment Style Risk - Returns from foreign stocks and/or value stocks may trail returns from the overall stock market.

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Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	26.36%
Worst Quarter	December 2008	-30.24%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-1.87%	-7.06%	3.79%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	-12.14%	-4.72%	4.67%
MSCI EAFE® Value Index (reflects no deduction for fees, expenses or taxes)	-12.17%	-6.33%	4.98%

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Investment Adviser

MCM

Sub-Adviser

Massachusetts Financial Services Company

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Benjamin Stone	Investment Officer	2009
Barnaby Wiener	Investment Officer	2009

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the

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investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

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ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

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The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner.

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Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Investment Style Risk - There is a possibility that returns from foreign stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

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Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its investment objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Indexes

The Portfolio’s benchmark indexes are the MSCI EAFE® Index and the MSCI EAFE® Value Index. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2011, the MSCI EAFE® Index consisted of 22 developed market country indices. The MSCI EAFE® Value Index is a subset of the MSCI EAFE® Index. The MSCI EAFE® Value Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index and consists of those securities classified by MSCI as most representing the value style. MSCI EAFE® is a registered trademark of MSCI Inc.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other

9

investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) which exceed an annual rate of 1.20%. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Massachusetts Financial Services Company (“MFS”) is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser with the SEC. Its principal business address is at 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $251 billion as of December 31, 2011.

The Portfolio is co-managed by Mr. Benjamin Stone and Mr. Barnaby Wiener. Mr. Stone, an Investment Officer of MFS, has been a portfolio manager of the MFS International Value Fund since November 2008 and has been employed in the investment area of MFS since 2005. Mr. Wiener, an Investment Officer of MFS, has been a portfolio manager of the MFS International Value Fund since January 2003 and has been employed in the investment area of MFS since 1998.

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Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio
Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

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Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result

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in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

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Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

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Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim MFS International Value Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$7.91	$7.35	$5.62	$13.44	$14.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.12	0.03	0.27	0.29
Net realized and unrealized gain (loss)	(0.28)	0.56	1.76	(7.39)	0.60

Total Income (Loss) From Investment Operations	(0.15)	0.68	1.79	(7.12)	0.89

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.12)	(0.06)	(0.17)	(0.23)
From net realized gains	–	–	–	(0.53)	(1.94)

Total Distributions	(0.13)	(0.12)	(0.06)	(0.70)	(2.17)

NET ASSET VALUE, END OF YEAR	$7.63	$7.91	$7.35	$5.62	$13.44

TOTAL RETURN(a)	(1.87%)	9.21%	31.67%	(53.75%)	6.26%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$226,542	$261,393	$248,028	$202,650	$349,470
Ratio of expenses to average net assets
Before reimbursement	1.17%	1.18%	1.18%	1.15%	1.12%
After reimbursement	1.16%	1.17%	1.18%	1.13%	1.11%
Ratio of net investment income to average net assets
Before reimbursement	1.99%	1.55%	2.16%	2.62%	1.88%
After reimbursement	1.99%	1.56%	2.17%	2.64%	1.88%
Portfolio turnover rate	23%	32%	163%	47%	38%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Goldman Sachs MidCap Value Portfolio

(formerly Maxim MidCap Value Portfolio)

Initial Class Ticker: MXMVX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (“Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.25%	1.50%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$127	$397	$686	$1,511
Class L	$153	$474	$818	$1,791

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 55.47% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. Most of these issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently (as of December 31, 2011) between $117 million and $20.49 billion.

The Portfolio may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in companies with public stock market capitalizations outside the

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range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

The Portfolio is managed using a quantitative investment process. The Sub-Adviser’s quantitative style of investment management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio maintains risk, style, and capitalization characteristics similar to the Russell MidCap® Value Index. The index is designed to represent an investable universe of mid cap companies with low earnings growth expectations. The Portfolio seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Portfolio may use derivatives, including futures contracts, to equitize excess cash in the Portfolio between rebalancings of the Portfolio.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk – The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Investment Style Risk - Returns from mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

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An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	22.44%
Worst Quarter	September 2011	-17.74%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Since Inception (5/15/08)
Initial Class	0.92%	0.40%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	-1.38%	0.27%

Investment Adviser

MCM

Sub-Adviser

Goldman Sachs Asset Management, L.P.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Ron Hua, CFA	Managing Director	2011
Len Ioffe, CFA	Managing Director	2011

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Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

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Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The Portfolio invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection,

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disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Fixed Income Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

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Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

GSAM’s Quantitative Investment Strategies (“QIS”) Team Philosophy:

Step 1: Stock Selection

GSAM forecasts expected returns on approximately 4000 stocks in U.S. on a daily basis.

Stock return forecasts are determined using a proprietary model developed by the QIS group. This model is based on six investment themes – Valuation, Profitability, Quality, Management, Momentum and Sentiment. These themes were chosen because GSAM believes they:

•	Offer fundamental investment appeal,
•	Demonstrate a statistically significant ability to forecast returns,
•	Work well in different kinds of market environments and across different kinds of stocks, and
•	Contribute to excess return as demonstrated by attribution from portfolio simulations.

In addition, since the correlations between the themes are low, each should bring new information to the overall evaluation of a stock’s attractiveness and contribute to a better buy/sell decision on each stock.

The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict shifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Step 2: Portfolio Construction

GSAM uses a proprietary risk model to help manage the expected deviation of the Portfolio’s returns and the benchmark’s returns. The risk model includes all of the above themes used in the return model, as well as several other factors GSAM believes are associated with risk but not return. In this process, GSAM seeks to add value by overweighting (relative to the benchmark) stocks with attractive characteristics (as defined by the return model) and underweighting stocks with less attractive characteristics. At the same time, GSAM seeks to manage risk by controlling exposure to other characteristics such as size and style deviations relative to the benchmark. GSAM uses a computer optimizer to evaluate many different security combinations and weightings in an effort to construct the most efficient risk/return portfolio.

Step 3: Efficient Implementation

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GSAM’s portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Portfolio.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depository receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depository receipts are usually subject to a fee charged by the depository. Holders of depository receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depository receipts because such restrictions may limit the ability to convert equity shares into depository receipts and vice versa. Such restrictions may cause

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equity shares of the underlying issuer to trade at a discount or premium to the market price of the depository receipts.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Investment Style Risk - There is a possibility that returns from mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell MidCap® Value Index. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes the Russell MidCap® Index companies with lower price-to-book ratios and lower forecasted growth values. Russell Midcap® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Goldman Sachs Asset Management, L.P. (“GSAM®”) is a Delaware limited partnership and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is registered as an investment adviser with the SEC. GSAM’s principal business address is 200 West Street, New York, New York 10282.

Ron Hua, CFA, Managing Director, is the Chief Investment Officer of equity alpha strategies for GSAM’s Quantitative Investment Strategies (QIS) team. Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to joining the firm, Mr. Hua was the chief investment officer and head of research for equity investments at PanAgora Asset Management (2004-2011). In that capacity, Mr. Hua was responsible for all equity strategies, was the architect of PanAgora’s Dynamic Equity Contextual Modeling Approach and served as a member of PanAgora’s management and investment committees.

Len Ioffe, CFA, Managing Director, joined GSAM as an associate in 1995 and has been a portfolio manager since 1996.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

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We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s

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practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

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GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM,

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or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	(a)
Maxim MidCap Value Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.76	$8.05	$6.29	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.09	0.07	0.06
Net realized and unrealized gain (loss)	0.01	1.71	1.76	(3.71)

Total Income (Loss) From Investment Operations	0.09	1.80	1.83	(3.65)

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.09)	(0.07)	(0.06)

Total Distributions	(0.08)	(0.09)	(0.07)	(0.06)

NET ASSET VALUE, END OF YEAR	$9.77	$9.76	$8.05	$6.29

TOTAL RETURN(b)	0.92%	22.49%	29.27%	(36.50%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$149,044	$176,027	$192,033	$172,664
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	(d)
Ratio of net investment income to average net assets	1.00%	1.05%	1.22%	1.50%	(d)
Portfolio turnover rate	55%	53%	166%	101%	(c)

(a)	The Portfolio commenced operations on May 15, 2008.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Annualized

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio

Ticker: MXMXX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.46%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Principal Investment Strategies

As a money market fund, the Portfolio seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Portfolio will invest in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

The Portfolio will invest in securities that are only denominated in U.S. Dollars and in securities with a weighted average maturity of less than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

The Portfolio will invest in high-quality, short-term fixed income securities. These securities will have a rating in one of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Possible Loss of Money - An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve

1

the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them.

Stable NAV Risk - The Portfolio may not be able to maintain an NAV per share of $1.00 at all times. Shareholders of the Portfolio should not rely on or expect MCM or an affiliate to purchase distressed assets from the Portfolio, make capital infusions into the Portfolio, enter into capital support agreements with the Portfolio, or take other actions to help the Portfolio maintain a stable $1.00 share price.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

Other Risks - When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	March 2007	1.22%
Worst Quarter	December 2011	0.00%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Money Market Portfolio	0.00%	1.32%	1.69%

Yield

Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2011, the Portfolio’s 7-day yield and its effective yield were:

7-Day Yield	Effective Yield
0.03%	0.03%

Investment Adviser

MCM

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms. Tocher has managed the Portfolio since 2000.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment

3

company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Money Market Instruments

The Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The portfolio manager of the Portfolio selects securities with a rating in one of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Principal Investment Risks

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The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Possible Loss of Money - An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Stable NAV Risk - The Portfolio may not be able to maintain an NAV per share of $1.00 at all times. Shareholders of the Portfolio should not rely on or expect MCM or an affiliate to purchase distressed assets from the Portfolio, make capital infusions into the Portfolio, enter into capital support agreements with the Portfolio, or take other actions to help the Portfolio maintain a stable $1.00 share price.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

Other Risks - When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively

5

impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Catherine S. Tocher manages the Portfolio. Ms. Tocher has served as manager of the Portfolio since 2000. Ms. Tocher is a Manager and Senior Vice President, Investments, of MCM. She is also Senior Vice President, Investments of GWL&A. She joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance. She also holds the Chartered Financial Analyst designation.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.46% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay any extraordinary expenses, including litigation costs.

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A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of that Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available.

The net asset value of the Portfolio is determined by using the amortized cost method of valuation. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends monthly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at the net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

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The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

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We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Cash and Non-Cash Incentive Arrangements

GWL&A, GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level

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of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009		2008	2007
Maxim Money Market Portfolio

NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00		$1.00	$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	–	–	0.00	(a)	0.02	0.05

Total Income From Investment Operations	0.00	0.00	0.00		0.02	0.05

LESS DISTRIBUTIONS:
From net investment income	–	–	0.00	(b)	(0.02)	(0.05)

Total Distributions	0.00	0.00	0.00		(0.02)	(0.05)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00		$1.00	$1.00

TOTAL RETURN(c)	0.00%	0.00%	0.01%		1.94%	4.73%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$486,689	$529,766	$480,629		$562,571	$380,379
Ratio of expenses to average net assets
Before waiver	0.46%	0.46%	0.46%		0.46%	0.46%
After waiver	0.05%	0.16%	0.28%		0.46%	0.46%
Ratio of net investment income to average net assets
Before waiver	(0.41%)	(0.30%)	(0.17%)		1.81%	4.62%
After waiver	0.00%	0.00%	0.01%		1.81%	4.62%

(a)	Net investment income was less than $0.01 per share.
(b)	The distribution from net investment income was less than $0.01 per share.
(c)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Putnam High Yield Bond Portfolio

Initial Class Ticker: MXHYX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.10%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 66.83% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor’s or below Baa by Moody’s Investors Service) or have an equivalent rating

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by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Liquidity Risk - The fixed income securities and bank loans in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

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An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	23.67%
Worst Quarter	December 2008	-22.98%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Since Inception (5/01/2003)
Initial Class	2.24%	3.58%	5.60%
J.P. Morgan High Yield Developed Index (reflects no deduction for fees, expenses or taxes)	6.59%	7.88%	14.53%

Investment Adviser

MCM

Sub-Adviser

Putnam Investment Management, LLC

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Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Paul D. Scanlon, CFA	Co-Head of Fixed Income - Team Leader, High Yield Portfolio Manager	2009
Norman Boucher	Portfolio Manager	2009
Robert Salvin	Portfolio Manager	2009

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor’s or below Baa by Moody’s Investors Service) or have an equivalent rating

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by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Portfolio may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Portfolio. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the US. Government or its agencies or instrumentalities, no more than 5% of the total assets of the Portfolio will be invested in the assets of any one issuer. No more than 25% of the total assets of the Portfolio will be invested in any one industry, as defined by the Sub-Adviser.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest

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rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Equity Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in equity securities. Accordingly, you also should be aware of the risks associated with equity securities investments.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more

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likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Money Market Instruments

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies and instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

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Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Liquidity Risk - The fixed income securities and bank loans in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

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The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the J.P. Morgan High Yield Developed Index. The J.P. Morgan High Yield Developed Index is an unmanaged index of high yield fixed income securities issued in developed countries.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.10% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual

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Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, Massachusetts 02109. Putnam is an affiliate of MCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to MCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Putnam has managed mutual funds since 1937.

The portfolio management team for the Portfolio is led by Paul D. Scanlon, Co-Head of Fixed Income and the Team Leader for the Putnam High Yield Team. Messrs. Norman Boucher and Robert Salvin are also Portfolio Managers that manage the Portfolio.

Mr. Scanlon, a CFA charter holder has been with Putnam since 1999, and has been in the investment industry since 1986. Mr. Boucher joined Putnam in 1998 as an Analyst and served as a Portfolio Manager in the Putnam U.S. High Yield group before moving to Putnam’s London office to manage the European high-yield portfolios. Mr. Boucher rejoined the U.S. High Yield team in 2005 and has been in the investment industry since 1985. Mr. Salvin has been in the investment industry since 1986 and joined Putnam in 2000. Messrs. Scanlon, Boucher and Salvin also manage other Putnam Funds managed by Putnam or an affiliate.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

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Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

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Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

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GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011		2010	2009	2008	2007
Maxim Putnam High Yield Bond Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$8.01		$7.59	$5.55	$9.59	$10.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49		0.59	0.75	1.11	0.76
Net realized and unrealized gain (loss)	(0.32)		0.42	2.03	(4.03)	(0.72)

Total Income (Loss) From Investment Operations	0.17		1.01	2.78	(2.92)	0.04

LESS DISTRIBUTIONS:
From return of capital	(0.00)	(b)	–	–	–	–
From net investment income	(0.50)		(0.59)	(0.74)	(1.12)	(0.75)
From net realized gains	–		–	–	–	(0.04)

Total Distributions	(0.50)		(0.59)	(0.74)	(1.12)	(0.79)

NET ASSET VALUE, END OF YEAR	$7.68		$8.01	$7.59	$5.55	$9.59

TOTAL RETURN(a)	2.24%		13.80%	51.21%	(32.37%)	0.19%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$118,735		$83,555	$78,379	$64,458	$174,392
Ratio of expenses to average net assets	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	6.83%		7.82%	10.28%	9.59%	7.50%
Portfolio turnover rate	67%		120%	142%	83%	74%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	The distribution from return of capital was less than $0.01 per share.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim S&P 500® Index Portfolio

Initial Class Ticker: MXVIX

Class L Ticker: MXVJX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500® Index (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 8.82% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in its Benchmark Index. The Portfolio will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index.

The Benchmark Index is the S&P 500® Index. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

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Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	15.88%
Worst Quarter	December 2008	-22.09%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Since Inception (9/8/03)
Initial Class	1.50%	-0.87%	4.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	4.63%

Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2009
Richard A. Brown	Director, Senior Portfolio Manager	2009
Thomas J. Durante	Director, Senior Portfolio Manager	2009

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal

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income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Tracking a Benchmark Index

The Portfolio is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”).

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Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index (the “Index”) to track general stock market performance. S&P’s and its third party licensor’s only relationship to MCM is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to MCM or the Portfolio. S&P and its third party licensors have no obligation to take the needs of MCM or the owners of the Portfolio into consideration in determining, composing or calculating the Index. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S&P 500® is a trademark of Standard & Poor’s and has been licensed for use by MCM.

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Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and

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notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk - Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has a management fee that will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase

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shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

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Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with 12 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a B.A. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 16 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an M.B.A from California State University at Hayward.

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Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with 12 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Legal Proceedings

Two lawsuits have been filed relating to the Portfolio’s investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, the Fund and MCM were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, the Fund was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the District of Colorado. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

The lawsuits allege no misconduct by the Fund, MCM, or the Portfolio, and the Fund, MCM and the Portfolio intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolio, the payment of such judgments or settlements could have a material adverse effect on the Portfolio’s net asset value.

As of December 31, 2011, the Portfolio had total net assets of $939,247,719. The value of the proceeds received by the Portfolio in connection with the leveraged buyout was approximately $170,136.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value

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determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

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The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In

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addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and

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other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Initial Class and Class L shares for the past five years, or, if shorter, the period of each class’s operations. Certain information reflects financial results for a single Portfolio (Initial Class or Class L) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim S&P 500® Index Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$11.41	$10.13	$8.18	$13.57	$13.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.15	0.15	0.18	0.19
Net realized and unrealized gain (loss)	(0.02)	1.30	1.95	(5.19)	0.45

Total Income (Loss) From Investment Operations	0.17	1.45	2.10	(5.01)	0.64

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.15)	(0.15)	(0.18)	(0.19)
From net realized gains	(0.05)	(0.02)	–	(0.20)	(0.19)

Total Distributions	(0.24)	(0.17)	(0.15)	(0.38)	(0.38)

NET ASSET VALUE, END OF YEAR	$11.34	$11.41	$10.13	$8.18	$13.57

TOTAL RETURN(a)	1.50%	14.37%	25.86%	(37.50%)	4.83%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$938,707	$913,786	$756,638	$580,986	$839,896
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.47%	1.47%	1.76%	1.75%	1.39%
Portfolio turnover rate(b)	9%	13%	15%	10%	12%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011
Maxim S&P 500® Index Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25
Net realized and unrealized loss	(0.45)

Total Loss From Investment Operations	(0.20)

LESS DISTRIBUTIONS:
From net investment income	(0.25)
From net realized gains	(0.03)

Total Distributions	(0.28)

NET ASSET VALUE, END OF PERIOD	$9.52

TOTAL RETURN(b)	(1.95%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$540
Ratio of expenses to average net assets
Before waiver	0.86%(e)
After waiver	0.84%(e)
Ratio of net investment income to average net assets
Before waiver	1.69%(e)
After waiver	1.70%(e)
Portfolio turnover rate(f)	9%(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim S&P MidCap 400® Index Portfolio

Initial Class Ticker: MXMDX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) MidCap 400® Index (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period from January 20, 2011 (inception) through December 31, 2011, the Portfolio’s turnover rate was 16.15% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Benchmark Index. The Portfolio will seek investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index.

The Benchmark Index is the S&P MidCap 400® Index. The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

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The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed by the Portfolio’s Board of Directors without shareholder approval. The Portfolio will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Investment Style Risk - Returns from mid-capitalization stocks may trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on January 20, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

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Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2011
Richard A. Brown	Director, Senior Portfolio Manager	2011
Thomas J. Durante	Director, Senior Portfolio Manager	2011

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

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The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Medium Size Companies

The Portfolio invests in medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing medium size companies.

The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Tracking a Benchmark Index

The Portfolio is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

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Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P MidCap 400® Index (the “Index”) to track general stock market performance. S&P’s and its third party licensor’s only relationship to MCM is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to MCM or the Portfolio. S&P and its third party licensors have no obligation to take the needs of MCM or the owners of the Portfolio into consideration in determining, composing or calculating the Index. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S&P MidCap 400® is a trademark of Standard & Poor’s and has been licensed for use by MCM.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

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Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

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Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk - Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has a management fee that will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Investment Style Risk - There is a possibility that returns from mid-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Over-the-Counter Risk - Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines,

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markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objectives. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with 12 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a B.A. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

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Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 16 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with 12 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

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Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

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Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

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The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

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Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

Maxim S&P Midcap 400® Index Portfolio - Initial Class	Period Ended December 31, 2011 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07
Net realized and unrealized loss	(0.41)

Total Loss From Investment Operations	(0.34)

LESS DISTRIBUTIONS:
From net investment income	(0.07)

Total Distributions	(0.07)

NET ASSET VALUE, END OF PERIOD	$9.59

TOTAL RETURN(b)	(3.36%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$112,715
Ratio of expenses to average net assets	0.60%	(d)
Ratio of net investment income to average net assets	0.86%	(d)
Portfolio turnover rate	16%	(c)

(a)	The Portfolio commenced operations on January 20, 2011
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Annualized

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Short Duration Bond Portfolio

Initial Class Ticker: MXSDX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks maximum total return that is consistent with preservation of capital and liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 44.89% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Portfolio will select securities based on relative value, maturity, quality and sector. The Portfolio will maintain an actively managed portfolio of bonds selected from several categories, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, and corporate bonds. The Portfolio will maintain an average duration between one and three years based on the portfolio manager’s forecast for interest rates. The Portfolio may invest up to 20% its net assets in securities of below investment grade quality (“high yield-high risk” or “junk”) bonds. For purposes of pursuing its investment goals, the Portfolio may, from time to time, enter into derivative contracts, including futures contracts on U.S. Treasury securities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

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Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest proceeds at the lower interest rates then available.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	September 2009	3.57%
Worst Quarter	June 2004	-1.53%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	2.87%	4.98%	4.47%
Barclays 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	1.75%	4.68%	4.33%

Investment Adviser

MCM

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms. Tocher has managed the Portfolio since 2003.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to

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insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can,

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however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or

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instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

High Yield Securities Risk - High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce

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opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

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The Portfolio’s benchmark index is the Barclays 1-3 Year Credit Bond Index. The Barclays 1-3 Year Credit Bond Index is a subset of the Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Catherine S. Tocher manages the Portfolio. Ms. Tocher has served as manager of the Portfolio since 2003. Ms. Tocher is a Manager and Senior Vice President, Investments, of MCM. She is also Senior Vice President, Investments of GWL&A. She joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance. She also holds the Chartered Financial Analyst designation.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and

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sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at the net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder

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before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal

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regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may

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ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered

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public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011		2010	2009	2008	2007
Maxim Short Duration Bond Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$10.30		$10.04	$9.52	$9.91	$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.38	0.42	0.42	0.44
Net realized and unrealized gain (loss)	0.01		0.34	0.52	(0.39)	0.02

Total Income From Investment Operations	0.29		0.72	0.94	0.03	0.46

LESS DISTRIBUTIONS:
From return of capital	(0.02)		–	–	–	–
From net investment income	(0.28)		(0.38)	(0.42)	(0.42)	(0.44)
From net realized gains	(0.00)	(a)	(0.08)	–	–	–

Total Distributions	(0.30)		(0.46)	(0.42)	(0.42)	(0.44)

NET ASSET VALUE, END OF YEAR	$10.29		$10.30	$10.04	$9.52	$9.91

TOTAL RETURN(b)	2.87%		7.20%	10.02%	0.33%	4.74%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$74,567		$58,520	$49,174	$35,558	$35,598
Ratio of expenses to average net assets	0.60%		0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.70%		3.91%	4.55%	4.13%	4.62%
Portfolio turnover rate	45%		53%	56%	49%	38%

(a)	The distribution from net realized gains was less than $0.01 per share.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financials.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Small-Cap Growth Portfolio

Initial Class Ticker: MXSGX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.11%	1.36%
Expense Reimbursement[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	1.10%	1.35%

1 MCM has contractually agreed to pay expenses (which include the sum of its management fees and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) that exceed 1.10% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM. During the Portfolio’s most recent fiscal year, the Portfolio’s expenses exceeded 1.10% and MCM paid expenses in excess of such amount.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 90.86% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000® Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or below at the time of purchase. When consistent with the Portfolio’s investment objectives and investment strategies, the Portfolio will invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion and up to 25% of its total assets in foreign

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securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

The Portfolio will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they: are determined to be in the developing stages of their life cycle; and have demonstrated, or are expected to achieve, long-term earnings growth.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or growth stocks may trail returns from the overall stock market.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are

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not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	18.90%
Worst Quarter	December 2008	-28.71%
Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-0.59%	1.38%	0.98%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%

Investment Adviser

MCM

Sub-Adviser

Silvant Capital Management, LLC

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Christopher D. Guinther	Lead Portfolio Manager	2007
Michael A. Sansoterra	Senior Portfolio Manager	2007
Joe E. Ransom	Senior Portfolio Manager	2011
Sandeep Bhatia	Senior Portfolio Manager	2011

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for

3

purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The Portfolio invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

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ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

6

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depository receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depository receipts are usually subject to a fee charged by the depository. Holders of depository receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depository receipts because such restrictions may limit the ability to convert equity shares into depository receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depository receipts.

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are

7

unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price/book value ratios and higher forecasted growth rates. Russell 2000® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) which exceed an annual rate of 1.10% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

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The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Silvant Capital Management LLC (“Silvant”) is a Delaware limited liability company and a wholly owned subsidiary of Ridgeworth Capital Management, Inc., a money management holding company and is a majority owned subsidiary of SunTrust Banks, Inc. Silvant is registered as an investment adviser with the SEC. Its principal business address is 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

Christopher D. Guinther serves as President and Chief Investment Officer of Silvant. He is the lead portfolio manager on the Small Cap Growth discipline and is also a senior portfolio manager on the Large Cap Growth, Large Cap Core Growth, and the Select Large Cap Growth disciplines. Prior to joining Silvant, Mr. Guinther was with Northern Trust Global Investors as a Senior Vice President and Institutional Small Cap Growth Portfolio Manager. Previously, he worked as a Small Cap Growth Portfolio Manager with both Principal Global Investors and Banc One Investment Advisors. He earned his Bachelor of Business Administration in Finance from Ohio University (1992), where he graduated with honors. He has over 19 years of investment experience.

Michael A. Sansoterra is the lead portfolio manager on the Large Cap Growth discipline. He is also a senior portfolio manager on the Select Large Cap Growth, Large Cap Core Growth, and the Small Cap Growth disciplines. Prior to joining Silvant, Mr. Sansoterra served as the Large Cap Diversified Growth Portfolio Manager, the Director of Research for Large/Mid Domestic Equities and a Senior Equity Analyst for Principal Global Investors from 2003 to 2007. Previously, he worked as a Senior Equity Analyst for USAA Investment Management and as an Equity Analyst and Portfolio Manager for The Northern Trust Company. He earned his B.S. in Economics from The University of Michigan (1994) and has over 15 years of investment experience.

Joe E. Ransom, CFA, is the lead portfolio manager on the Select Large Cap Growth and Large Cap Core Growth disciplines and a senior portfolio manager on the Large Cap Growth and Small Cap Growth disciplines. He began his career at SunTrust Banks, Inc and led the research team as Associate Director of Investment Research from 1984 to 1990. In 1990, Mr. Ransom became President and Chief Investment Officer of a start-up investment management firm, Precision Asset Management. He returned to Silvant (formerly Trusco Capital) in 1997 as Portfolio Manager for the Large Cap Core Growth discipline. He earned his B.A. in Finance from Clark-Atlanta University (1972) and his M.B.A. from Georgia State University (1974) and has over 37 years of investment experience.

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Sandeep Bhatia, PhD, CFA, serves as a sector portfolio manager of Silvant with healthcare sector responsibilities. He is also a senior portfolio manager on the Select Large Cap Growth, Large Cap Core Growth, Large Cap Growth and the Small Cap Growth disciplines. Prior to joining Silvant, Mr. Bhatia served as a Senior Research Analyst for Eagle Asset Management, focusing on the healthcare sector from March 2005 through March 2007. Previously, he worked as a sell-side Senior Equity Research Analyst in the healthcare sector at Piper Jaffray and as an Equity Research Analyst at Dain Rauscher Wessels. He earned his PhD in Chemical Engineering from Iowa State University (1993) and his M.B.A. from the University of Chicago (2000) with concentration in Finance. He has over 11 years of investment experience.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

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Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated (referred to as time zone arbitrage). Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative

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to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with

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Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Small-Cap Growth Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$18.63	$15.06	$11.40	$19.41	$17.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net realized and unrealized gain (loss)	(0.11)	3.57	3.66	(8.01)	2.12

Total Income (Loss) From Investment Operations	(0.11)	3.57	3.66	(8.01)	2.12

NET ASSET VALUE, END OF YEAR	$18.52	$18.63	$15.06	$11.40	$19.41

TOTAL RETURN(a)	(0.59%)	23.71%	32.11%	(41.27%)	12.26%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$101,356	$120,883	$93,533	$65,225	$113,839
Ratio of expenses to average net assets
Before reimbursement	1.11%	1.14%	1.18%	1.17%	1.12%
After reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets
Before reimbursement	(0.61%)	(0.65%)	(0.78%)	(0.65%)	(0.48%)
After reimbursement	(0.60%)	(0.61%)	(0.70%)	(0.58%)	(0.46%)
Portfolio turnover rate	91%	153%	126%	169%	135%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Invesco Small-Cap Value Portfolio

(formerly Maxim Small-Cap Value Portfolio)

Initial Class Ticker: MXSVX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plan”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.40%	1.40%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.40%	1.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$143	$443	$766	$1,680
Class L	$168	$520	$897	$1,955

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 127.30% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Portfolio is common stock. The Portfolio considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalization company included in the Russell 2000® Value Index ($3.7 billion as of December 31, 2011). The Portfolio uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities. Over time the capitalizations of the companies in the Russell 2000® Value Index will change. As they do, the size of the companies in which the Portfolio invests may change. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 2000® Value Index, the Portfolio may, but is not require to, sell the securities. The Portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

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The Portfolio may invest up to 20% of its assets in foreign securities and up to 20% of its assets in fixed income securities. The Portfolio may also invest in derivative instruments such as future contracts and equity linked derivatives including exchange traded funds.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class

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performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	22.55%
Worst Quarter	September 2011	-21.29%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Since Inception (5/15/08)
Initial Class	-6.02%	1.74%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	0.59%

Investment Adviser

MCM

Sub-Adviser

Invesco Advisers, Inc.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Glen E. Murphy, CFA	Co-Lead Portfolio Manager	2008
Andrew Waisburd, Ph.D.	Co-Lead Portfolio Manager; Director of Research	2011
Anthony J. Munchak, CFA	Portfolio Manager	2008
Francis M. Orlando, CFA	Portfolio Manager	2008
Michael Abata, CFA	Portfolio Manager	2011

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Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Portfolio is common stock. The Portfolio considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalization company included in the Russell 2000® Value Index ($3.7 billion as of December 31, 2011). The Portfolio uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities. Over time the capitalizations of the companies in the Russell 2000® Value Index will change. As they do, the size of the companies in which the Portfolio invests may change. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 2000® Value Index, the Portfolio may, but is not require to, sell the securities. The Portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio may invest up to 20% of its assets in foreign securities and up to 20% of its assets in fixed income securities. The Portfolio may also invest in derivative instruments such as future contracts and equity linked derivatives including exchange traded funds.

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The Portfolio’s investments in the type of securities described in this Prospectus vary from time to time, and at any time, the Portfolio may not be invested in all types of securities described. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase. The Portfolio seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction cots. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks. The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low forecasted deviation between the return of the Russell 2000® Value Index and the return of the Portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is updated periodically. The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

The Portfolio typically maintains a portion of its assets in cash, which is invested by MCM. The Portfolio holds cash to handle its daily cash needs, which include payment of Portfolio expenses, redemption requests and securities transactions. The amount of cash held by the Portfolio may increase if the Portfolio takes a temporary defensive position. The Portfolio may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the Portfolio’s investment results in a period of rising market prices; conversely it could reduce the magnitude of the Portfolio’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

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Small and Medium Size Companies

The Portfolio invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Fixed Income Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies.

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In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

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Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies and instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

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Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

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Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price/book ratios and lower forecasted growth rates. Russell 2000® is a registered trademark of Russell Investments.

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Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.40% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Invesco Advisers, Inc. (“Invesco”) is a company incorporated under the laws of the State of Delaware and is registered as an investment adviser with the SEC. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Its principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Invesco is responsible for the Portfolio’s investment decisions and the execution of securities transactions with respect to the Portfolio. Investment decisions for the Portfolio are made by the following individuals, who are jointly and primarily responsible for the day-to-day management of the Portfolio:

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Glen E. Murphy, CFA, is co-lead Portfolio Manager and Director of Portfolio Management for Invesco’s Global Quantitative Equity Portfolio Construction & Trading Team. He has been associated with Invesco and/or its affiliates since 1995. As the co-lead Portfolio Manager, Mr. Murphy generally shares final authority over all aspects of the Portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Murphy may perform these functions and the nature of these functions, may change from time to time. Mr. Murphy earned a B.A. degree in business administration from the University of Massachusetts and a M.S. in finance from Boston College.

Andrew Waisburd, Ph.D., is co-lead Portfolio Manager and Director of Research for Invesco’s Global Quantitative Equity Research team. He has been associated with Invesco and/or its affiliates since 2008. As the co-lead Portfolio Manager, Mr. Waisburd generally shares final authority over all aspects of the Portfolio’s investments, including but not limited to, stock return forecasting, purchases and sales of individual securities, portfolio construction techniques, and portfolio risk assessment. The degree to which Mr. Waisburd may perform these functions and the nature of these functions, may change from time to time. He earned a B.S. in statistics from Cornell University and a Ph.D. and a M.S. in finance from Indiana University.

Anthony J. Munchak, CFA, joined Invesco in 2000 and currently serves as a Portfolio Manager. He earned a B.S. and M.S. in finance from Boston College. He also earned an M.B.A. from Bentley College.

Francis M. Orlando, CFA, joined Invesco in 1987 and currently serves as a Portfolio Manager. He earned a B.A. degree in business administration from Merrimack College and an M.B.A. from Boston University.

Michael Abata, CFA, joined Invesco in 2011 and currently serves as a Portfolio Manager and research analyst. He earned a B.A. degree in economics from Binghamton University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

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The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value.

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Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner

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accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM,

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or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008(a)
Maxim Invesco Small-Cap Value Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$11.06	$8.45	$7.06	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.07	0.07	0.05
Net realized and unrealized gain (loss)	(0.73)	2.61	1.39	(2.94)

Total Income (Loss) From Investment Operations	(0.67)	2.68	1.46	(2.89)

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.07)	(0.07)	(0.05)
From net realized gains	(0.68)	–	–	–

Total Distributions	(0.74)	(0.07)	(0.07)	(0.05)

NET ASSET VALUE, END OF YEAR	$9.65	$11.06	$8.45	$7.06

TOTAL RETURN(b)	(6.02%)	31.76%	20.87%	(28.84%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$59,900	$71,817	$141,031	$145,850
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	(d)
Ratio of net investment income to average net assets	0.53%	0.50%	1.25%	1.24%	(d)
Portfolio turnover rate	127%	86%	95%	66%	(c)

(a)	The portfolio commenced operations on May 15, 2008.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Annualized

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Stock Index Portfolio

Initial Class Ticker: MXSIX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodian or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market (the “Benchmark Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 6.47% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in its Benchmark Index. The Portfolio will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index.

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The Benchmark Index is the S&P 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market. The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Investment Style Risk - There is a possibility that returns from mid- or large-capitalization stocks will trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index reflects the performance of the S&P 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

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Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	16.11%
Worst Quarter	December 2008	-22.33%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	1.21%	-0.46%	2.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	-1.73%	3.32%	7.04%
Composite Index (reflects no deduction for fees, expenses or taxes)	1.76%	0.07%	3.29%

Investment Adviser

MCM

Sub-Adviser

Mellon Capital Management Corporation

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Karen Q. Wong	Managing Director, Equity Index	2009
Richard A. Brown	Director, Senior Portfolio Manager	2009
Thomas J. Durante	Director, Senior Portfolio Manager	2009

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

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The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Medium Size Companies

The Portfolio invests in medium size companies as part of its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in medium size companies.

The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Tracking a Benchmark Index

The Portfolio is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

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The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index or S&P MidCap 400® Index (the “Indexes”) to track general stock market performance. S&P’s and its third party licensor’s only relationship to MCM is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Indexes which are determined, composed and calculated by S&P or its third party licensors without regard to MCM or the Portfolio. S&P and its third party licensors have no obligation to take the needs of MCM or the owners of the Portfolio into consideration in determining, composing or calculating the Indexes. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S&P 500® and S&P MidCap 400® are trademarks of Standard & Poor’s and have been licensed for use by MCM.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions

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by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk - Several factors will affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has a management fee that will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Investment Style Risk - There is a possibility that returns from mid- or large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

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Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

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Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Index Team manages the Portfolio. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong is a Managing Director, Equity Index, with 12 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. Ms. Wong attained the Chartered Financial Analyst designation. She graduated with a B.A. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown is a Director, Senior Portfolio Manager, with 16 years at Mellon Capital. Mr. Brown attained the Chartered Financial Analyst designation. He obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante is a Director, Senior Portfolio Manager, with 12 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante attained the Chartered Financial Analyst designation. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Legal Proceedings

Two lawsuits have been filed relating to the Portfolio’s investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, the Fund and MCM were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, the Fund was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture

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trustees of certain noteholders of Tribune Company in the U.S. District Court for the District of Colorado. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

The lawsuits allege no misconduct by the Fund, MCM, or the Portfolio, and the Fund, MCM, and the Portfolio intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolio, the payment of such judgments or settlements could have a material adverse effect on the Portfolio’s net asset value.

As of December 31, 2011, the Portfolio had total net assets of $274,471,796. The value of the proceeds received by the Portfolio in connection with the leveraged buyout was approximately $83,232.

A lawsuit has been filed relating to the Portfolio’s investments in LyondellBasell Finance Company in connection with its 2009 Chapter 11 bankruptcy proceeding. The lawsuit stems from a 2007 leveraged buyout of Lyondell Chemical Company by Basell AF S.C.A. On December 19, 2011, the Portfolio was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by Edward S. Weisfelner, as Trustee of the LB Creditor Trust in the U.S. Bankruptcy Court for the Southern District of New York. The plaintiffs seek to recover amounts paid to Lyondell Chemical Company shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

The lawsuits allege no misconduct by the Portfolio, and the Portfolio intends to vigorously defend itself in the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Portfolio, the payment of such judgments or settlements could have a material adverse effect on the Portfolio’s net asset value.

As of December 31, 2011, the Portfolio had total net assets of $274,471,796. The value of the proceeds received by the Portfolio in connection with the leveraged buyout was approximately $398,688.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any time when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors

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when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

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Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Stock Index Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$18.35	$16.12	$12.93	$21.71	$22.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.25	0.24	0.31	0.31
Net realized and unrealized gain (loss)	(0.05)	2.23	3.19	(8.32)	0.84

Total Income (Loss) From Investment Operations	0.22	2.48	3.43	(8.01)	1.15

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.25)	(0.24)	(0.31)	(0.31)
From net realized gains	(0.03)	–	–	(0.46)	(1.62)

Total Distributions	(0.30)	(0.25)	(0.24)	(0.77)	(1.93)

NET ASSET VALUE, END OF YEAR	$18.27	$18.35	$16.12	$12.93	$21.71

TOTAL RETURN(a)	1.21%	15.48%	26.76%	(37.26%)	5.14%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$274,472	$299,714	$292,410	$255,348	$464,318
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.43%	1.44%	1.76%	1.69%	1.33%
Portfolio turnover rate	6%	5%	13%	7%	8%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Equity/Income Portfolio

Initial Class Ticker: MXEQX

Class L Ticker: MXTQX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks substantial dividend income and also long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.83%	1.08%
Expense Reimbursement[1]	0.00%	0.03%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.83%	1.05%

1 MCM has contractually agreed to pay expenses (which include the sum of its management fees and expenses paid directly by the Portfolio, excluding 12b-1 fees) that exceed 0.95% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM. During the Portfolio’s most recent fiscal year, the Portfolio’s Class L expenses exceeded 0.95% and MCM paid expenses in excess of such amount.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$85	$265	$460	$1,025
Class L	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 27.80% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

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The Portfolio will emphasize companies that appear to be undervalued by various measures with favorable prospects for increasing dividend income and capital appreciation.

The Portfolio will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500® Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Portfolio’s objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Investment Style Risk - Returns from large-capitalization stocks and/or value stocks may trail returns from the overall stock market. The Portfolio’s emphasis on stocks of established companies paying high dividends may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class

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performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	19.57%
Worst Quarter	December 2008	-22.42%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-0.88%	-1.21%	3.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

Investment Adviser

MCM

Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Brian C. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price, and President of the T. Rowe Price Equity Income Fund. Mr. Rogers has managed the Portfolio since 1994.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

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The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio will emphasize companies that appear to be undervalued by various measures with favorable prospects for increasing dividend income and capital appreciation.

The Portfolio will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500® Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

Under normal market conditions, substantial dividend income means that the yield on the Portfolio’s securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Portfolio’s objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The

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Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Portfolio during the time it is above or below the stated percentage would be made in compliance with applicable restrictions.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more

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likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Fixed Income Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note

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issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

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Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. The Portfolio’s emphasis on stocks of established companies paying high dividends may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and

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tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark index is the Standard & Poor’s (“S&P”) 500® Index. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market. S&P 500® is a registered trademark of Standard & Poor’s.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) which exceed an annual rate of 0.95%. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

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MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. This investment advisory committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price and President of T. Rowe Price Equity Income Fund, has been the portfolio manager of the T. Rowe Price Equity Income Fund since its inception in 1985. He joined T. Rowe Price in 1982 and has been managing investments since 1979.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Legal Proceedings

Two lawsuits have been filed relating to the Portfolio’s investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, the Fund and MCM were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, the Fund was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the District of Colorado. The Portfolio was also named as a defendant in this lawsuit. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

The lawsuits allege no misconduct by the Fund, MCM, or the Portfolio, and the Fund, MCM, and the Portfolio intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolio, the payment of such judgments or settlements could have a material adverse effect on the Portfolio’s net asset value.

As of December 31, 2011, the Portfolio had total net assets of $681,226,620. The value of the proceeds received by the Portfolio in connection with the leveraged buyout was approximately $14,059,000.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

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Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains

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distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively,

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will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

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The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your

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financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Initial Class and Class L shares for the past five years, or, if shorter, the period of each class’s operations. Certain information reflects financial results for a single Portfolio (Initial Class and Class L) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim T. Rowe Price Equity/Income Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$14.63	$12.95	$10.54	$18.86	$20.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.24	0.23	0.43	0.37
Net realized and unrealized gain (loss)	(0.40)	1.68	2.41	(7.07)	0.28

Total Income (Loss) From Investment Operations	(0.13)	1.92	2.64	(6.64)	0.65

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.24)	(0.23)	(0.43)	(0.37)
From net realized gains	–	–	–	(1.25)	(1.46)

Total Distributions	(0.27)	(0.24)	(0.23)	(1.68)	(1.83)

NET ASSET VALUE, END OF YEAR	$14.23	$14.63	$12.95	$10.54	$18.86

TOTAL RETURN(a)	(0.88%)	15.07%	25.20%	(36.18%)	3.24%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$681,159	$697,525	$591,747	$467,752	$1,038,454
Ratio of expenses to average net assets
Before reimbursement	0.83%	0.83%	0.84%	0.83%	0.82%
After reimbursement	0.83%	0.83%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets
Before reimbursement	1.90%	1.82%	2.10%	2.39%	1.79%
After reimbursement	1.90%	1.82%	2.11%	2.40%	1.79%
Portfolio turnover rate(b)	28%	19%	30%	31%	28%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011
Maxim T. Rowe Price Equity/Income Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31
Net realized and unrealized loss	(0.51)

Total Loss From Investment Operations	(0.20)

LESS DISTRIBUTIONS:
From net investment income	(0.37)
From net realized gains	–

Total Distributions	(0.37)

NET ASSET VALUE, END OF PERIOD	$9.43

TOTAL RETURN(b)	(1.99%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$68
Ratio of expenses to average net assets
Before reimbursement and waiver	185.59%	(e)
After reimbursement and waiver	1.05%	(e)
Ratio of net investment income to average net assets
Before reimbursement and waiver	(182.48%)	(e)
After reimbursement and waiver	2.06%	(e)
Portfolio turnover rate(f)	28%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim T. Rowe Price MidCap Growth Portfolio

Initial Class Ticker: MXMGX

Class L Ticker: MXTMX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodian or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.04%	1.29%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$106	$331	$574	$1,271
Class L	$131	$409	$708	$1,556

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 41.76% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization falls within the range of companies included in either the S&P MidCap 400® Index ($445 million to $8.02 billion as of December 31, 2011) or the Russell MidCap® Growth Index ($117 million to $20.49 billion as of December 31, 2011) at the time of purchase. The market capitalization of the companies in the Portfolio, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

The Portfolio will select stocks using a growth approach and invest in companies that: offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for

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sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Portfolio’s investment objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Investment Style Risk - Returns from mid-capitalization stocks and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices. No Class L share performance data is provided because Class L shares commenced operations on August 12, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do

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not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2003	19.78%
Worst Quarter	December 2008	-25.78%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-1.69%	4.83%	6.95%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	5.29%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	-1.73%	3.32%	7.04%

Investment Adviser

MCM

Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Brian W.H. Berghuis, Vice President and equity portfolio manager, T. Rowe Price Associates, Inc. Mr. Berghuis has managed the Portfolio since 1997.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

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The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization falls within the range of companies included in either the S&P MidCap 400® Index ($445 million to $8.02 billion as of December 31, 2011) or the Russell MidCap® Growth Index ($117 million to $20.49 billion as of December 31, 2011) at the time of purchase. The market capitalization of the companies in the Portfolio, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

The Portfolio will select stocks using a growth approach and invest in companies that: offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio’s investment objective, the portfolio manager has the discretion to purchase some securities that do not meet its normal investment criteria when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive development.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Portfolio’s investment objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities.

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The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Portfolio during the time it is above or below the stated percentage would be made in compliance with applicable restrictions.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The Portfolio invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

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Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Fixed Income Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

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Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems.

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Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Investment Style Risk - There is a possibility that returns from mid-capitalization and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse

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effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark indexes are the Russell Midcap® Growth Index and the S&P MidCap 400® Index. The Russell Midcap® Growth Index was added as an additional benchmark index effective May 1, 2012 since the Sub-Adviser believes it more accurately reflects the Portfolio’s growth strategy. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization. Russell Midcap® is a registered trademark of Russell Investments. S&P MidCap 400® is a registered trademark of Standard & Poor’s.

Management and Organization

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Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Portfolio pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Portfolio, excluding Rule 12b-1 fees) which exceed an annual rate of 1.05%. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, , of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, payssub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. Mr. Berghuis has day-to-day responsibility for managing the Portfolio and works with the committee in

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developing and executing the Portfolio’s investment program. Mr. Berghuis is a Vice President and equity portfolio manager of T. Rowe Price, and has been the portfolio manager of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1983 and joined T. Rowe Price in 1985.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

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Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated (referred to as time zone arbitrage). Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market

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price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keeper to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

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The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of

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other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Mercer Administrative Services Agreement

Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

Putnam Administrative Services Agreement

The Distributor and MCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Code (the “529 Plan”). Under the Services Agreement

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Putnam provides certain recordkeeping and administrative services to the Fund with regard to each Portfolio that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Portfolio that is sold in the 529 Plan.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Initial Class and Class L shares for the past five years, or, if shorter, the period of each class’s operations. Certain information reflects financial results for a single Portfolio (Initial Class and Class L) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim T. Rowe Price MidCap Growth Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$18.31	$14.95	$10.32	$18.81	$17.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	–	–	–	0.01
Net realized and unrealized gain (loss)	(0.55)	4.12	4.63	(7.42)	2.99

Total Income (Loss) From Investment Operations	(0.32)	4.12	4.63	(7.42)	3.00

LESS DISTRIBUTIONS:
From net investment income	(0.24)	–	–	–	(0.01)
From net realized gains	(1.51)	(0.76)	–	(1.07)	(2.14)

Total Distributions	(1.75)	(0.76)	0.00	(1.07)	(2.15)

NET ASSET VALUE, END OF YEAR	$16.24	$18.31	$14.95	$10.32	$18.81

TOTAL RETURN(a)	(1.69%)	27.55%	44.86%	(40.36%)	16.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$570,148	$553,984	$397,909	$298,032	$471,751
Ratio of expenses to average net assets
Before reimbursement	1.04%	1.05%	1.06%	1.06%	1.04%
After reimbursement	1.04%	1.05%	1.05%	1.05%	1.04%
Ratio of net investment income to average net assets
Before reimbursement	(0.53%)	(0.09%)	(0.48%)	(0.47%)	(0.19%)
After reimbursement	(0.53%)	(0.09%)	(0.47%)	(0.46%)	(0.19%)
Portfolio turnover rate(b)	42%	56%	41%	41%	35%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim T. Rowe Price MidCap Growth Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39
Net realized and unrealized gain	0.15

Total Income From Investment Operations	0.54

LESS DISTRIBUTIONS:
From net investment income	(0.40)
From net realized gains	(1.39)

Total Distributions	(1.79)

NET ASSET VALUE, END OF PERIOD	$8.75

TOTAL RETURN(b)	5.58%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$292
Ratio of expenses to average net assets
Before reimbursement and waiver	51.98%	(e)
After reimbursement and waiver	1.29%	(e)
Ratio of net investment income to average net assets
Before reimbursement and waiver	(51.36%)	(e)
After reimbursement and waiver	(0.67%)	(e)
Portfolio turnover rate(f)	42%	(c)

(a)	Class L commenced operations on August 12, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfuds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim U.S. Government Mortgage Securities Portfolio

Initial Class Ticker: MXGMX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.60%	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 61.73% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Portfolio will invest in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators. The Portfolio may invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.

The Portfolio will focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. The Portfolio may invest in mortgage dollar rolls with up to 20% of its net assets. In a mortgage dollar roll transaction, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially

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similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. For purposes of pursuing its investment goals, the Portfolio may, from time to time, enter into derivative contracts, including futures contracts on U.S. Treasury securities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest proceeds at the lower interest rates then available.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. These transactions involve the risk that the portfolio manager will not correctly predict mortgage prepayments and interest rates, which will diminish the Portfolio’s performance. These transactions may increase the Portfolio’s portfolio turnover rate.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index reflects an 80% weighting to the Barclays U.S. Mortgage-Backed Securities Index and a 20%

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weighting to the Barclays U.S. Government Index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2002	4.13%
Worst Quarter	June 2004	-2.07%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	5.72%	6.05%	5.24%
Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	6.23%	6.54%	5.69%
Barclays U.S. Government Index (reflects no deduction for fees, expenses or taxes)	9.02%	6.56%	5.59%
Composite Index (reflects no deduction for fees, expenses or taxes)	6.79%	6.54%	5.67%

Investment Adviser

MCM

Portfolio Manager

Catherine S. Tocher, CFA, Senior Vice President, Investments, MCM. Ms. Tocher has managed the Portfolio since 1993.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for

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purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

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Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Liquidity Risk - The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Prepayment Risk - When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

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U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

Mortgage Dollar Roll Risk - In a mortgage-dollar-roll transaction, the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. These transactions involve the risk that the portfolio manager will not correctly predict mortgage prepayments and interest rates, which will diminish the Portfolio’s performance. These transactions may increase the Portfolio’s portfolio turnover rate.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within

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the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Indexes

The Composite Index consists of an 80% weighting to the Barclays U.S. Mortgage-Backed Securities (MBS) Index and a 20% weighting to the Barclays U.S. Government Index as its benchmark. The Barclays MBS Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Freddie Mac (“FHLMC”). The Barclays U.S. MBS Index includes securities issued by GNMA, FHLMC, and FNMA that have 30-, 20-, 15-year and balloon securities that have a remaining maturity of at least one year, are investment grade, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Catherine S. Tocher manages the Portfolio. Ms. Tocher has served as manager of the Portfolio since 1993. Ms. Tocher is a Manager and Senior Vice President, Investments, of MCM. She is also Senior Vice President, Investments of GWL&A. She joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance. She also holds the Chartered Financial Analyst designation.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

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Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

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Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal

11

underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

12

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim U.S. Government Mortgage Securities Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$12.20	$12.14	$12.03	$11.82	$11.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.46	0.50	0.54	0.54
Net realized and unrealized gain	0.26	0.22	0.21	0.21	0.20

Total Income From Investment Operations	0.68	0.68	0.71	0.75	0.74

LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.46)	(0.50)	(0.54)	(0.54)
From net realized gains	(0.05)	(0.16)	(0.10)	–	–

Total Distributions	(0.47)	(0.62)	(0.60)	(0.54)	(0.54)

NET ASSET VALUE, END OF YEAR	$12.41	$12.20	$12.14	$12.03	$11.82

TOTAL RETURN(a)	5.72%	5.58%	6.01%	6.46%	6.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$376,058	$397,211	$392,691	$374,814	$377,546
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.33%	3.67%	4.20%	4.53%	4.77%
Portfolio turnover rate	62%	62%	54%	30%	75%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

15

MAXIM SERIES FUND, INC.

Maxim Conservative Profile I Portfolio Initial Class Ticker: MXVPX
Maxim Moderately Conservative Profile I Portfolio Initial Class Ticker: MXTPX
Maxim Moderate Profile I Portfolio Initial Class Ticker: MXOPX
Maxim Moderately Aggressive Profile I Portfolio Initial Class Ticker: MXRPX
Maxim Aggressive Profile I Portfolio Initial Class Ticker: MXPPX

(the “Portfolio(s)”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes five of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. Each Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolios.

Each Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance. Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds managed by MCM or its affiliates, and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios.”

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Portfolios directly; rather you must invest through a Permitted Account that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about the Portfolios that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summaries

Maxim Conservative Profile I Portfolio

Investment Objective

The Portfolio seeks capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.71%	0.71%
Total Annual Portfolio Operating Expenses[1]	0.96%	1.21%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Conservative Profile I Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$98	$306	$531	$1,178
Class L	$123	$384	$665	$1,466

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 28.74% of the average value of its portfolio.

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Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

Under normal conditions, the Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has a primary emphasis on income and a secondary emphasis on growth of capital. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	0-15%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	10-40%
FIXED INCOME	Bond	30-50%
	Short-Term Bond	25-45%

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	16.00%	International	7.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	41.00%
Mid Cap	7.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	0.00%	Short-Term Bond	29.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial
The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

2

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

3

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

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	Quarter Ended	Total Return
Best Quarter	June 2009	10.44%
Worst Quarter	December 2008	-7.00%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Conservative Profile I Portfolio Initial Class	1.06%	3.79%	4.81%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	3.10%	3.72%	4.83%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

Maxim Moderately Conservative Profile I Portfolio

Investment Objective

The Portfolio seeks income and capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments and, to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.77%	0.77%
Total Annual Portfolio Operating Expenses[1]	1.02%	1.27%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

5

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Moderately Conservative Profile I Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$104	$325	$563	$1,248
Class L	$129	$403	$697	$1,534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 35.23% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

Under normal conditions, the Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has a primary emphasis on income and a secondary emphasis on growth of capital. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	0-30%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
FIXED INCOME	Bond	20-40%
	Short-Term Bond	10-30%

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	23.00%	International	11.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	33.00%

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Mid Cap	8.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	3.00%	Short-Term Bond	22.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

7

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for

8

one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	12.15%
Worst Quarter	December 2008	-9.19%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Moderately Conservative Profile I Portfolio Initial Class	-0.07%	3.19%	5.12%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	1.97%	2.70%	4.67%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

9

Maxim Moderate Profile I Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.86%	0.86%
Total Annual Portfolio Operating Expenses[1]	1.11%	1.36%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Moderate Profile I Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$113	$353	$612	$1,352
Class L	$138	$431	$745	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 32.10% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has an emphasis on both growth of capital and income. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	0-30%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	15-45%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	5-25%

10

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	28.00%	International	16.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	24.00%
Mid Cap	10.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	6.00%	Short-Term Bond	16.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

11

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

12

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	14.12%
Worst Quarter	December 2008	-11.92%

13

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Moderate Profile I Portfolio Initial Class	-1.26%	2.41%	5.08%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	0.65%	1.61%	4.50%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

Maxim Moderately Aggressive Profile I Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments and, to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.94%	0.94%
Total Annual Portfolio Operating Expenses[1]	1.19%	1.44%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

14

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Moderately Aggressive Profile I Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$121	$378	$654	$1,443
Class L	$147	$456	$787	$1,724

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 34.84% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has a primary emphasis on growth of capital and a secondary emphasis on income. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	5-35%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	20-50%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	0-10%

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	30.00%	International	19.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	18.00%
Mid Cap	16.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	8.00%	Short-Term Bond	9.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

15

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

16

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

17

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	17.04%
Worst Quarter	December 2008	-16.65%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Moderately Aggressive Profile I Portfolio Initial Class	-2.17%	1.27%	4.90%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	-0.21%	0.76%	4.37%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

Maxim Aggressive Profile I Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

18

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	1.07%	1.07%
Total Annual Portfolio Operating Expenses[1]	1.32%	1.57%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Aggressive Profile I Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$134	$418	$723	$1,590
Class L	$160	$496	$855	$1,867

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 34.60% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has a primary emphasis on growth of capital and a secondary emphasis on income. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	10-40%
	Small Cap	5-35%
	Mid Cap	15-45%
	Large Cap	10-40%
FIXED INCOME	Bond	0-10%
	Short-Term Bond	0-10%

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Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	37.00%	International	27.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	0.00%
Mid Cap	23.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	13.00%	Short-Term Bond	0.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

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An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); and the MSCI EAFE® Index (international equities). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	20.56%
Worst Quarter	December 2008	-24.09%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Aggressive Profile I Portfolio Initial Class	-4.41%	-1.15%	4.08%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Composite Index (reflects no deduction for fees, expenses or taxes)	-2.56%	-1.19%	4.03%

Investment Adviser

MCM

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Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1997.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolios based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolios. The Portfolios may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolios do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolios and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolios as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolios over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolios

Overview of the Portfolios

Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Portfolios. Each Portfolio provides an asset allocation strategy designed to meet an investor’s risk tolerance.

The Portfolios are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Portfolios strive to provide shareholders with diversification primarily through both professionally designed risk-based asset allocation models and professionally selected investments in the Underlying Portfolios. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

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The Asset Allocation Process

MCM uses asset allocation strategies to allocate each Portfolio’s assets among different broad asset classes and the Underlying Portfolios. The first step in MCM’s allocation process is to determine each Portfolio’s asset class allocations. MCM bases this decision on each Portfolio’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes.

Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolios invest. In selecting Underlying Portfolios, MCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Portfolio’s investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style.

MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective. MCM may add or delete asset classes, change asset allocations, and add or delete Underlying Portfolios at any time without shareholder notice or approval. Accordingly, the Portfolios will not necessarily invest in the Underlying Portfolios listed below, and may invest in Underlying Portfolios not listed below.

Each Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Portfolio at the Underlying Portfolio level.

The potential rewards and risks associated with each Portfolio depend on both the asset class allocations and the chosen mix of Underlying Portfolios. There can be no guarantee, however, that any of the Portfolios will meet its respective objective.

Principal Investment Strategies

The principal investment strategies of the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored to an investor’s risk tolerance. Depending on its risk profile, each Portfolio employs a different combination of investments among different Underlying Portfolios in order to emphasize, as applicable, growth, income and/or preservation of capital.

For each Portfolio, MCM establishes an anticipated allocation among different broad asset classes based on its risk profile. Within each anticipated asset class allocation, MCM selects the Underlying Portfolios and the percentage of the Portfolio’s assets that will be allocated to each such Underlying Portfolio. As described in “The Asset Allocation Process” above, MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the risk profile of each Portfolio and in order to help achieve each Portfolio’s investment objective.

The following table describes each Portfolio’s emphasis on income and growth of capital:

Portfolio	Income	Growth of Capital
Conservative	Primary	Secondary
Moderately Conservative	Primary	Secondary
Moderate	Primary	Primary
Moderately Aggressive	Secondary	Primary
Aggressive	Secondary	Primary

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The following table describes the asset allocation ranges for each Portfolio:

	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	15-45%
	Large Cap	10-40%	10-40%	15-45%	20-50%	10-40%
FIXED INCOME	Bond	30-50%	20-40%	5-25%	5-25%	0-10%
	Short-Term Bond	25-45%	10-30%	5-25%	0-10%	0-10%

The following table shows each Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which each Portfolio expects to invest as of the date of this Prospectus:

Maxim Profile I Portfolios
	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
Asset Class (Underlying Portfolios)
Large Cap	16.00%	23.00%	28.00%	30.00%	37.00%
Maxim Janus Large Cap Growth Portfolio Initial	•	•	•	•	•
Maxim American Century Growth Portfolio Initial	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth Portfolio Initial	•	•	•	•	•
Maxim Putnam Equity Income Portfolio Initial	•	•	•	•	•
Mid Cap	7.00%	8.00%	10.00%	16.00%	23.00%
Maxim T. Rowe Price MidCap Growth Portfolio Initial	•	•	•	•	•
Maxim Goldman Sachs MidCap Value Portfolio Initial	•	•	•	•	•
Putnam Multi-Cap Value Fund A	•	•	•	•	•
Small Cap	0.00%	3.00%	6.00%	8.00%	13.00%
Maxim Small-Cap Growth Portfolio Initial			•	•	•
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		•	•	•	•
Maxim Invesco Small-Cap Value Portfolio Initial		•	•	•	•
International	7.00%	11.00%	16.00%	19.00%	27.00%
Maxim MFS International Growth Portfolio Initial	•	•	•	•	•
Maxim Invesco ADR Portfolio Initial	•	•	•	•	•
Maxim MFS International Value Portfolio Initial	•	•	•	•	•
Bond	41.00%	33.00%	24.00%	18.00%	0.00%
Maxim U.S. Government Mortgage Securities Portfolio Initial	•	•	•	•

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Maxim Federated Bond Portfolio Initial	•	•	•	•
Maxim Templeton Global Bond Portfolio Initial	•	•	•	•
Maxim Putnam High Yield Bond Portfolio Initial	•	•	•	•
Short-Term Bond	29.00%	22.00%	16.00%	9.00%	0.00%
GWL&A Contract	•	•	•	•
Maxim Short Duration Bond Portfolio Initial	•

Each Portfolio may also invest in the GWL&A Contract for allocations to the short-term bond asset class. If a Portfolio invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Portfolio. The GWL&A Contract has a stable principal value and will pay each Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed interest rates provided under the GWL&A Contract, the Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Portfolio's performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Portfolio's volatility and overall risk, especially when the bond and stock markets decline simultaneously. As a result of investments in the GWL&A Contract, the Portfolios are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations.

The Underlying Portfolios may include mutual funds that are directly advised by MCM, mutual funds that are sub-advised by affiliated and unaffiliated sub-advisers retained by MCM, mutual funds that are advised by an affiliate of MCM1, and mutual funds that are advised by unaffiliated investment advisers.

In pursuing each Portfolio’s investment objective, MCM has considerable discretion with respect to the use of investments and investment strategies, which means that MCM can decide whether to use them or not.

Additional Information About Underlying Portfolio Investment Strategies

By owning shares of Underlying Portfolios, each Portfolio indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

1 Underlying Portfolios managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of MCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to MCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

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Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, when making a decision to purchase a security for an Underlying Portfolio, the investment adviser or sub-adviser may not be aware of some problems associated with the company issuing the security.

Fixed Income Securities

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Underlying Portfolio's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

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Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

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Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser, as applicable, judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and the Portfolios and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

Each Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

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Principal Investment Risks

The principal investment risks associated with investing in the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

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Since the Portfolios invest directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolios. To the extent a Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

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Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolios. As a result, over the long-term the Portfolios’ ability to meet their investment objectives will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

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The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

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Since the Portfolios invest in Underlying Portfolios, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolios entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

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The ability of each Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

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The Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolios’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolios’ investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolios. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios.

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From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolios.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more a Portfolio allocates to Underlying Portfolios that invest in equity securities, the greater the expected risk.

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Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Investment Style Risk - Because the Portfolios invest in Underlying Portfolios with both growth and value characteristics, their share price may be negatively affected if either investing approach falls out of favor. Value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued. Growth stocks usually reinvest a high proportion of earnings in their own business and, therefore, may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy growth stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. The Underlying Portfolios accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

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Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - Underlying Portfolios may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

You should be aware that the Portfolios are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolios are subject to market risk. The value of each Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolios and the Underlying Portfolios.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments,

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their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolios or any Underlying Portfolios will achieve their objectives. The Portfolios should not be considered to be a complete investment program by themselves. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of a Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolios’ Fees and Expenses

Except as noted in the footnotes to each Portfolio’s table of Annual Portfolio Operating Expenses, the expenses shown in each Portfolio’s table of Annual Portfolio Operating Expenses are for fiscal year ended December 31, 2011. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

With respect to each Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolios. Since the Portfolios pursue their investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolios would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolios also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Portfolios. The Portfolios will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales load.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser to the Portfolios. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

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The Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the Portfolios’ investment program. Mr. Corbett, Chairman, President & Chief Executive Officer of MCM and Chief Investment Officer & Executive Vice President of GWL&A, has provided advisory services for the Portfolios since inception in 1997. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

Advisory Fees

For its services, with respect to each Portfolio, MCM is entitled to a fee, which is calculated daily and paid monthly, at annual rate of 0.25% of the applicable Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

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Each Portfolio values shares of the Underlying Portfolios at each Underlying Portfolio’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available, each Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Portfolios are primarily invested in shares of Underlying Portfolios, each Portfolio’s net asset value is based primarily on the net asset values of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolios on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolios.

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolios at net asset value.

Frequent Purchases and Redemptions of Shares of the Portfolios

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolios through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

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The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolios’ pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if a Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the

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discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolios. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Federal Income Tax Consequences

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Portfolio is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Portfolio are considered separately for purposes of determining whether or not the Portfolio qualifies as a regulated investment company.

If a Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if a Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolios depend on the provisions of the Permitted Account through which you invest in the Portfolios. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by an Underlying Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Portfolio’s return on such foreign securities, which will reduce the return of any Portfolio that invests in the Underlying Portfolio.

Share Classes

The Portfolios have two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolios have adopted a distribution and service or “Rule 12b-1” plan for their Class L shares. The plan allows the Class L shares of the Portfolios to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and

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non-cash incentive arrangements to promote the sale of shares of the Portfolios. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolios attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolios instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Portfolios.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolios or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in

38

the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolios, the 0.35% fee applies only to assets invested in the GWL&A Contract and Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreement

The Distributor entered into an Administrative Services and Program Services Agreement with its affiliates, Putnam Fiduciary Trust Company and Putnam Retail Management Limited Partnership (collectively, “Putnam”), pursuant to which the Distributor provides certain administrative and program services to Putnam with regard to each Putnam fund that is an Underlying Portfolio in a Portfolio. For services rendered and expenses incurred pursuant to the Administrative Services and Program Services Agreement, Putnam pays the Distributor a fee ranging from 0.25% to 0.35% of the average daily net asset value of the shares of each Putnam fund that is an Underlying Portfolio in a Portfolio.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolios’ Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the Annual Report for the Portfolios, which is available upon request.

39

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Conservative Profile I Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$8.38	$9.39	$8.18	$10.11	$10.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.20	0.25	0.37	0.31
Capital gain distributions received	0.09	0.03	0.02	0.15	0.22
Net realized and unrealized gain (loss)	(0.19)	0.57	1.37	(1.88)	0.01

Total Income (Loss) From Investment Operations	0.08	0.80	1.64	(1.36)	0.54

LESS DISTRIBUTIONS:
From return of capital	(0.01)	–	–	–	–
From net investment income	(0.17)	(0.20)	(0.26)	(0.36)	(0.31)
From net realized gains	(0.33)	(1.61)	(0.17)	(0.21)	(0.42)

Total Distributions	(0.51)	(1.81)	(0.43)	(0.57)	(0.73)

NET ASSET VALUE, END OF YEAR	$7.95	$8.38	$9.39	$8.18	$10.11

TOTAL RETURN(a)	1.06%	8.73%	20.39%	(13.77%)	5.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$32,036	$28,098	$52,967	$48,158	$49,412
Ratio of expenses to average net assets(b)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.62%	2.00%	2.67%	4.03%	3.10%
Portfolio turnover rate	29%	40%	33%	44%	21%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

40

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Moderately Conservative Profile I Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$8.62	$9.15	$7.83	$10.25	$10.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.15	0.17	0.29	0.26
Capital gain distributions received	0.15	0.04	0.02	0.21	0.37
Net realized and unrealized gain (loss)	(0.34)	0.71	1.52	(2.30)	0.03

Total Income (Loss) From Investment Operations	(0.01)	0.90	1.71	(1.80)	0.66

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.15)	(0.18)	(0.28)	(0.26)
From net realized gains	(0.49)	(1.28)	(0.21)	(0.34)	(0.62)

Total Distributions	(0.64)	(1.43)	(0.39)	(0.62)	(0.88)

NET ASSET VALUE, END OF YEAR	$7.97	$8.62	$9.15	$7.83	$10.25

TOTAL RETURN(a)	(0.07%)	10.04%	22.09%	(18.11%)	6.41%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$48,765	$44,292	$70,893	$58,249	$68,748
Ratio of expenses to average net assets(b)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.26%	1.51%	1.96%	3.07%	2.57%
Portfolio turnover rate	35%	43%	31%	48%	20%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

41

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Moderate Profile I Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.23	$9.17	$7.68	$10.88	$11.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.12	0.13	0.25	0.25
Capital gain distributions received	0.20	0.05	0.03	0.27	0.50
Net realized and unrealized gain (loss)	(0.48)	0.87	1.69	(2.96)	0.02

Total Income (Loss) From Investment Operations	(0.12)	1.04	1.85	(2.44)	0.77

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.12)	(0.14)	(0.25)	(0.24)
From net realized gains	(0.71)	(0.86)	(0.22)	(0.51)	(0.75)

Total Distributions	(0.84)	(0.98)	(0.36)	(0.76)	(0.99)

NET ASSET VALUE, END OF YEAR	$8.27	$9.23	$9.17	$7.68	$10.88

TOTAL RETURN(a)	(1.26%)	11.54%	24.43%	(23.29%)	7.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$178,263	$182,012	$294,910	$240,361	$308,070
Ratio of expenses to average net assets(b)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.82%	1.21%	1.54%	2.63%	2.27%
Portfolio turnover rate	32%	32%	26%	48%	14%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

42

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011		2010	2009	2008	2007
Maxim Moderately Aggressive Profile I Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.15		$8.85	$7.14	$11.13	$11.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13		0.11	0.12	0.23	0.25
Capital gain distributions received	0.21		0.05	0.02	0.28	0.58
Net realized and unrealized gain (loss)	(0.54)		0.99	1.88	(3.74)	(0.03)

Total Income (Loss) From Investment Operations	(0.20)		1.15	2.02	(3.23)	0.80

LESS DISTRIBUTIONS:
From return of capital	(0.00)	(a)	–	–	–	–
From net investment income	(0.12)		(0.11)	(0.13)	(0.23)	(0.24)
From net realized gains	(0.70)		(0.74)	(0.18)	(0.53)	(0.90)

Total Distributions	(0.82)		(0.85)	(0.31)	(0.76)	(1.14)

NET ASSET VALUE, END OF YEAR	$8.13		$9.15	$8.85	$7.14	$11.13

TOTAL RETURN(b)	(2.16%)		13.16%	28.58%	(30.24%)	7.25%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$132,812		$138,164	$275,109	$214,134	$297,817
Ratio of expenses to average net assets(c)	0.25%		0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.52%		1.08%	1.47%	2.48%	2.20%
Portfolio turnover rate	35%		27%	24%	52%	19%

(a)	The distribution from return of capital was less than $0.01 per share.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

43

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011		2010	2009	2008	2007
Maxim Aggressive Profile I Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.19		$8.18	$6.29	$11.48	$11.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09		0.06	0.06	0.07	0.13
Capital gain distributions received	0.28		0.06	0.02	0.31	0.83
Net realized and unrealized gain (loss)	(0.78)		1.15	1.98	(4.74)	(0.14)

Total Income (Loss) From Investment Operations	(0.41)		1.27	2.06	(4.36)	0.82

LESS DISTRIBUTIONS:
From return of capital	(0.00)	(a)	–	–	–	–
From net investment income	(0.09)		(0.06)	(0.06)	(0.07)	(0.13)
From net realized gains	(0.55)		(0.20)	(0.11)	(0.76)	(1.20)

Total Distributions	(0.64)		(0.26)	(0.17)	(0.83)	(1.33)

NET ASSET VALUE, END OF YEAR	$8.14		$9.19	$8.18	$6.29	$11.48

TOTAL RETURN(b)	(4.41%)		15.55%	33.01%	(40.04%)	7.12%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$64,945		$68,514	$115,560	$84,904	$134,715
Ratio of expenses to average net assets(c)	0.25%		0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.78%		0.57%	0.68%	0.79%	1.18%
Portfolio turnover rate	35%		29%	23%	54%	11%

(a)	The distribution from return of capital was less than $0.01 per share.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Does not include expenses of the underlying investments in which the Portfolio invests.

44

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments is available in the Annual and Semi-Annual Reports to shareholders for the Portfolios. In the Annual Report for the Portfolios, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. Semi-Annual Reports for the Portfolios include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolios, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

45

Appendix A

Description of Composite Indexes

Each Portfolio compares its returns to a Composite Index. The Composite Indexes are derived by applying each Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes, as applicable: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). Over time, the Composite Indexes will change with each Portfolio’s target asset allocation. When a Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2011, the MSCI EAFE® Index consisted of 22 developed market country indices.

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

The Barclays 1-3 Year Credit Bond Index is a subset of the Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

A-1

MAXIM SERIES FUND, INC.

Maxim Conservative Profile II Portfolio Initial Class Ticker: MXCPX Class L Ticker: MXIPX
Maxim Moderately Conservative Profile II Portfolio Initial Class Ticker: MXDPX Class L Ticker: MXHPX
Maxim Moderate Profile II Portfolio Initial Class Ticker: MXMPX Class L Ticker: MXGPX
Maxim Moderately Aggressive Profile II Portfolio Initial Class Ticker: MXBPX Class L Ticker: MXFPX
Maxim Aggressive Profile II Portfolio Initial Class Ticker: MXAPX Class L Ticker: MXEPX

(the “Portfolio(s)”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes five of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. Each Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolios.

Each Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance. Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds managed by MCM or its affiliates, and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios.”

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plan (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Portfolios directly; rather you must invest through a Permitted Account that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about the Portfolios that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summaries

Maxim Conservative Profile II Portfolio

Investment Objective

The Portfolio seeks capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.71%	0.71%
Total Annual Portfolio Operating Expenses[1]	0.81%	1.06%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Conservative Profile II Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$83	$259	$450	$1,002
Class L	$108	$337	$585	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 35.11% of the average value of its portfolio.

1

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

Under normal conditions, the Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has a primary emphasis on income and a secondary emphasis on growth of capital. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	0-15%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	10-40%
FIXED INCOME	Bond	30-50%
	Short-Term Bond	25-45%

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	16.00%	International	7.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	41.00%
Mid Cap	7.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	0.00%	Short-Term Bond	29.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

2

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

3

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	10.50%
Worst Quarter	December 2008	-6.97%

4

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Conservative Profile II Portfolio Initial Class	1.29%	3.96%	4.88%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	3.10%	3.72%	4.83%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

Maxim Moderately Conservative Profile II Portfolio

Investment Objective

The Portfolio seeks income and capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments and, to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.80%	0.80%
Total Annual Portfolio Operating Expenses[1]	0.90%	1.15%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

5

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Moderately Conservative Profile II Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$92	$287	$498	$1,108
Class L	$117	$365	$633	$1,398

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 52.35% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

Under normal conditions, the Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has a primary emphasis on income and a secondary emphasis on growth of capital. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	0-30%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
FIXED INCOME	Bond	20-40%
	Short-Term Bond	10-30%

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

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Large Cap	23.00%	International	11.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	33.00%
Mid Cap	8.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	3.00%	Short-Term Bond	22.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

7

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual

8

returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	12.07%
Worst Quarter	December 2008	-9.41%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Moderately Conservative Profile II Portfolio Initial Class	-0.02%	3.31%	5.13%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	1.97%	2.70%	4.67%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

9

Maxim Moderate Profile II Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.86%	0.86%
Total Annual Portfolio Operating Expenses[1]	0.96%	1.21%

1  The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Moderate Profile II Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$98	$306	$531	$1,178
Class L	$123	$384	$665	$1,466

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 34.36% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

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The Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has an emphasis on both growth of capital and income. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	0-30%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	15-45%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	5-25%

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	28.00%	International	16.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	24.00%
Mid Cap	10.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	6.00%	Short-Term Bond	16.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

11

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

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Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	14.21%
Worst Quarter	December 2008	-11.88%

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Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Moderate Profile II Portfolio Initial Class	-1.05%	2.55%	5.08%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	0.65%	1.61%	4.50%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

Maxim Moderately Aggressive Profile II Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments and, to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.99%	0.99%
Total Annual Portfolio Operating Expenses[1]	1.09%	1.34%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

14

5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Moderately Aggressive Profile II Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$111	$347	$601	$1,329
Class L	$136	$425	$734	$1,613

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 53.85% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has a primary emphasis on growth of capital and a secondary emphasis on income. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	5-35%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	20-50%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	0-10%

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	30.00%	International	19.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	18.00%
Mid Cap	16.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	8.00%	Short-Term Bond	9.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

15

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

16

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

17

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	17.16%
Worst Quarter	December 2008	-16.71%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Moderately Aggressive Profile II Portfolio Initial Class	-2.10%	1.40%	4.89%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	-0.21%	0.76%	4.37%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

Maxim Aggressive Profile II Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	1.08%	1.08%
Total Annual Portfolio Operating Expenses[1]	1.18%	1.43%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Aggressive Profile II Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$120	$375	$649	$1,432
Class L	$146	$452	$782	$1,713

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 34.29% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a mix of Underlying Portfolios. The Portfolio has a primary emphasis on growth of capital and a secondary emphasis on income. MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The following table shows the Portfolio’s asset allocation ranges:

EQUITY	International	10-40%
	Small Cap	5-35%
	Mid Cap	15-45%
	Large Cap	10-40%
FIXED INCOME	Bond	0-10%
	Short-Term Bond	0-10%

19

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Portfolio may also invest in the GWL&A Contract. The following table shows the Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Cap	37.00%	International	27.00%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim American Century Growth Portfolio Initial		Maxim Invesco ADR Portfolio Initial
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Value Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Bond	0.00%
Mid Cap	23.00%	Maxim U.S. Government Mortgage Securities Portfolio Initial
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Maxim Federated Bond Portfolio Initial
Maxim Goldman Sachs MidCap Value Portfolio Initial		Maxim Templeton Global Bond Portfolio Initial
Putnam Multi-Cap Value Fund A		Maxim Putnam High Yield Bond Portfolio Initial
Small Cap	13.00%	Short-Term Bond	0.00%
Maxim Small-Cap Growth Portfolio Initial		GWL&A Contract
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco Small-Cap Value Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocations. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

20

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

21

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); and the MSCI EAFE® Index (international equities). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

	Quarter Ended	Total Return
Best Quarter	June 2009	20.52%
Worst Quarter	December 2008	-24.00%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Maxim Aggressive Profile II Portfolio Initial Class	-4.44%	-1.00%	4.06%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	0.12%	3.80%
Composite Index (reflects no deduction for fees, expenses or taxes)	-2.56%	-1.19%	4.03%

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Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 1999.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 23 of this Prospectus.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolios based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolios. The Portfolios may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolios do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolios and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolios as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolios over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolios

Overview of the Portfolios

Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Portfolios. Each Portfolio provides an asset allocation strategy designed to meet an investor’s risk tolerance.

The Portfolios are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Portfolios strive to provide shareholders with diversification primarily through both professionally designed risk-based asset allocation models and professionally selected investments in the Underlying Portfolios. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

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The Asset Allocation Process

MCM uses asset allocation strategies to allocate each Portfolio’s assets among different broad asset classes and the Underlying Portfolios. The first step in MCM’s allocation process is to determine each Portfolio's asset class allocations. MCM bases this decision on each Portfolio's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes.

Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolios invest. In selecting Underlying Portfolios, MCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Portfolio's investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style.

MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective. MCM may add or delete asset classes, change asset allocations, and add or delete Underlying Portfolios at any time without shareholder notice or approval. Accordingly, the Portfolios will not necessarily invest in the Underlying Portfolios listed below, and may invest in Underlying Portfolios not listed below.

Each Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Portfolio at the Underlying Portfolio level.

The potential rewards and risks associated with each Portfolio depend on both the asset class allocations and the chosen mix of Underlying Portfolios. There can be no guarantee, however, that any of the Portfolios will meet its respective objective.

Principal Investment Strategies

The principal investment strategies of the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored to an investor’s risk tolerance. Depending on its risk profile, each Portfolio employs a different combination of investments among different Underlying Portfolios in order to emphasize, as applicable, growth, income and/or preservation of capital.

For each Portfolio, MCM establishes an anticipated allocation among different broad asset classes based on its risk profile. Within each anticipated asset class allocation, MCM selects the Underlying Portfolios and the percentage of the Portfolio’s assets that will be allocated to each such Underlying Portfolio. As described in “The Asset Allocation Process” above, MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the risk profile of each Portfolio and in order to help achieve each Portfolio’s investment objective.

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The following table describes each Portfolio’s emphasis on income and growth of capital:

Portfolio	Income	Growth of Capital
Conservative	Primary	Secondary
Moderately Conservative	Primary	Secondary
Moderate	Primary	Primary
Moderately Aggressive	Secondary	Primary
Aggressive	Secondary	Primary

The following table describes the asset allocation ranges for each Portfolio:

	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	15-45%
	Large Cap	10-40%	10-40%	15-45%	20-50%	10-40%
FIXED INCOME	Bond	30-50%	20-40%	5-25%	5-25%	0-10%
	Short-Term Bond	25-45%	10-30%	5-25%	0-10%	0-10%
The following table shows each Portfolio’s target allocation for the various asset classes listed above and the Underlying Portfolios in which each Portfolio expects to invest as of the date of this Prospectus:

Maxim Profile II Portfolios
	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
Asset Class (Underlying Portfolios)
Large Cap	16.00%	23.00%	28.00%	30.00%	37.00%
Maxim Janus Large Cap Growth Portfolio Initial	•	•	•	•	•
Maxim American Century Growth Portfolio Initial	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth Portfolio Initial	•	•	•	•	•
Maxim Putnam Equity Income Portfolio Initial	•	•	•	•	•
Mid Cap	7.00%	8.00%	10.00%	16.00%	23.00%
Maxim T. Rowe Price MidCap Growth Portfolio Initial	•	•	•	•	•
Maxim Goldman Sachs MidCap Value Portfolio Initial	•	•	•	•	•
Putnam Multi-Cap Value Fund A	•	•	•	•	•
Small Cap	0.00%	3.00%	6.00%	8.00%	13.00%
Maxim Small-Cap Growth Portfolio Initial			•	•	•
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		•	•	•	•
Maxim Invesco Small-Cap Value Portfolio Initial		•	•	•	•
International	7.00%	11.00%	16.00%	19.00%	27.00%
Maxim MFS International Growth Portfolio Initial	•	•	•	•	•
Maxim Invesco ADR Portfolio Initial	•	•	•	•	•
Maxim MFS International Value Portfolio Initial	•	•	•	•	•

25

Bond	41.00%	33.00%	24.00%	18.00%	0.00%
Maxim U.S. Government Mortgage Securities Portfolio Initial	•	•	•	•
Maxim Federated Bond Portfolio Initial	•	•	•	•
Maxim Templeton Global Bond Portfolio Initial	•	•	•	•
Maxim Putnam High Yield Bond Portfolio Initial	•	•	•	•
Short-Term Bond	29.00%	22.00%	16.00%	9.00%	0.00%
GWL&A Contract	•	•	•	•
Maxim Short Duration Bond Portfolio Initial	•

Each Portfolio may also invest in the GWL&A Contract for allocations to the short-term bond asset class. If a Portfolio invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Portfolio. The GWL&A Contract has a stable principal value and will pay each Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed interest rates provided under the GWL&A Contract, the Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. As a result of investments in the GWL&A Contract, the Portfolios are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations.

The Underlying Portfolios may include mutual funds that are directly advised by MCM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by MCM, mutual funds that are advised by an affiliate of MCM1, and mutual funds that are advised by unaffiliated investment advisers.

In pursuing each Portfolio’s investment objective, MCM has considerable discretion with respect to the use of investments and investment strategies, which means that MCM can decide whether to use them or not.

Additional Information About Underlying Portfolio Investment Strategies

By owning shares of Underlying Portfolios, each Portfolio indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

1  Underlying Portfolios managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of MCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to MCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

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Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, when making a decision to purchase a security for an Underlying Portfolio, the investment adviser or sub-adviser may not be aware of some problems associated with the company issuing the security.

Fixed Income Securities

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Underlying Portfolio’s investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

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The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

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Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser, as applicable, judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and the Portfolios and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

Each Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of

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Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

•

Since the Portfolios invest directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolios. To the extent a Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolios. As a result, over the long-term the Portfolios’ ability to meet their investment objectives will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolios invest in Underlying Portfolios, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolios entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

•

The ability of each Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolios are classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolios’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolios’ investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolios. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolios.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

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Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more a Portfolio allocates to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Investment Style Risk - Because the Portfolios invest in Underlying Portfolios with both growth and value characteristics, their share price may be negatively affected if either investing approach falls out of favor. Value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued. Growth stocks usually reinvest a high proportion of earnings in their own business and, therefore, may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy growth stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. The Underlying Portfolios accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a

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bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - Underlying Portfolios may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

You should be aware that the Portfolios are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolios are subject to market risk. The value of each Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolios and the Underlying Portfolios.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial

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markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolios or any Underlying Portfolios will achieve their objectives. The Portfolios should not be considered to be a complete investment program by themselves. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of a Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of a Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolios’ Fees and Expenses

Except as noted in the footnotes to each Portfolio’s table of Annual Portfolio Operating Expenses, the expenses shown in each Portfolio’s table of Annual Portfolio Operating Expenses are for fiscal year ended December 31, 2011. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

With respect to each Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolios. Since the Portfolios pursue their investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolios would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolios also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Portfolios. The Portfolios will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales load.

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Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser to the Portfolios. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the Portfolios’ investment program. Mr. Corbett, Chairman, President and Chief Executive Officer of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolios since inception in 1999. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

Advisory Fees

For its services, with respect to each Portfolio, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the applicable Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

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We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

Each Portfolio values shares of the Underlying Portfolios at each Underlying Portfolio’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available, each Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Portfolios are primarily invested in shares of Underlying Portfolios, each Portfolio’s net asset value is based primarily on the net asset values of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolios on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolios.

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolios at net asset value.

Frequent Purchases and Redemptions of Shares of the Portfolios

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolios through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

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The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolios’ pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Account (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if a Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolios.

36

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolios. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Federal Income Tax Consequences

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Portfolio is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Portfolio are considered separately for purposes of determining whether or not the Portfolio qualifies as a regulated investment company.

If a Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if a Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolios depend on the provisions of the Permitted Account through which you invest in the Portfolios. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by an Underlying Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Portfolio’s return on such foreign securities, which will reduce the return of any Portfolio that invests in the Underlying Portfolio.

Share Classes

The Portfolios have two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolios have adopted a distribution and service or “Rule 12b-1” plan for their Class L shares. The plan allows the Class L shares of the Portfolios to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

37

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Portfolios. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolios attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolios instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Portfolios.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolios or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the

38

ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolios, the 0.35% fee applies only to assets invested in the GWL&A Contract and Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreement

The Distributor entered into an Administrative Services and Program Services Agreement with its affiliates, Putnam Fiduciary Trust Company and Putnam Retail Management Limited Partnership (collectively, “Putnam”), pursuant to which the Distributor provides certain administrative and program services to Putnam with regard to each Putnam fund that is an Underlying Portfolio in a Portfolio. For services rendered and expenses incurred pursuant to the Administrative Services and Program Services Agreement, Putnam pays the Distributor a fee ranging from 0.25% to 0.35% of the average daily net asset value of the shares of each Putnam Fund that is an Underlying Portfolio in a Portfolio.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio’s Initial Class and Class L shares for the past five years, or, if shorter, the period of the Class’s operations. Certain information reflects financial results for a single Portfolio (Initial Class or Class L) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Portfolio’s financial statements, are included in the Annual Report for the Portfolios, which is available upon request.

39

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Conservative Profile II Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$8.92	$8.56	$7.48	$9.29	$9.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.20	0.23	0.35	0.30
Capital gain distributions received	0.10	0.03	0.02	0.14	0.20
Net realized and unrealized gain (loss)	(0.22)	0.53	1.26	(1.73)	0.01

Total Income (Loss) From Investment Operations	0.11	0.76	1.51	(1.24)	0.51

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.20)	(0.24)	(0.34)	(0.30)
From net realized gains	(0.63)	(0.20)	(0.19)	(0.23)	(0.42)

Total Distributions	(0.83)	(0.40)	(0.43)	(0.57)	(0.72)

NET ASSET VALUE, END OF YEAR	$8.20	$8.92	$8.56	$7.48	$9.29

TOTAL RETURN(a)	1.29%	9.02%	20.51%	(13.67% )	5.69%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$295,168	$312,477	$254,750	$195,710	$234,332
Ratio of expenses to average net assets(b)	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets	2.74%	2.31%	2.92%	4.05%	3.23%
Portfolio turnover rate	35%	33%	32%	52%	27%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

40

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011 (a)
Maxim Conservative Profile II Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11
Capital gain distributions received	0.09
Net realized and unrealized loss	(0.38)

Total Loss From Investment Operations	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.20)
From net realized gains	(0.52)

Total Distributions	(0.72)

NET ASSET VALUE, END OF PERIOD	$9.10

TOTAL RETURN(b)	(1.74%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$2,341
Ratio of expenses to average net assets(e)
Before waiver	0.35%	(f)
After waiver	0.34%	(f)
Ratio of net investment income to average net assets
Before waiver	10.76%	(f)
After waiver	10.77%	(f)
Portfolio turnover rate(g)	35%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

41

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Moderately Conservative Profile II Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.25	$8.98	$7.71	$10.14	$10.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.51	0.16	0.26	0.29	0.28
Capital gain distributions received	0.16	0.04	0.02	0.20	0.37
Net realized and unrealized gain (loss)	(0.68)	0.71	1.43	(2.27)	0.01

Total Income (Loss) From Investment Operations	(0.01)	0.91	1.71	(1.78)	0.66

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.16)	(0.27)	(0.28)	(0.28)
From net realized gains	(0.66)	(0.48)	(0.17)	(0.37)	(0.66)

Total Distributions	(1.17)	(0.64)	(0.44)	(0.65)	(0.94)

NET ASSET VALUE, END OF YEAR	$8.07	$9.25	$8.98	$7.71	$10.14

TOTAL RETURN(a)	(0.02%)	10.31%	22.30%	(18.16%)	6.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$62,684	$90,812	$38,516	$27,892	$28,303
Ratio of expenses to average net assets(b)	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets	2.40%	1.91%	2.11%	3.53%	2.80%
Portfolio turnover rate	52%	36%	59%	64%	61%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

42

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim Moderately Conservative Profile II Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.62
Capital gain distributions received	0.14
Net realized and unrealized loss	(1.04)

Total Loss From Investment Operations	(0.28)

LESS DISTRIBUTIONS:
From net investment income	(0.53)
From net realized gains	(0.48)

Total Distributions	(1.01)

NET ASSET VALUE, END OF PERIOD	$8.71

TOTAL RETURN(b)	(2.86%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$522
Ratio of expenses to average net assets(e)
Before waiver	0.35%	(f)
After waiver	0.33%	(f)
Ratio of net investment income to average net assets
Before waiver	6.05%	(f)
After waiver	6.07%	(f)
Portfolio turnover rate(g)	52%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Moderate Profile II Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$7.77	$7.21	$6.08	$8.72	$9.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.11	0.12	0.21	0.21
Capital gain distributions received	0.17	0.04	0.02	0.21	0.40
Net realized and unrealized gain (loss)	(0.41)	0.68	1.34	(2.36)	0.02

Total Income (Loss) From Investment Operations	(0.08)	0.83	1.48	(1.94)	0.63

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.11)	(0.12)	(0.21)	(0.21)
From net realized gains	(0.62)	(0.16)	(0.23)	(0.49)	(0.79)

Total Distributions	(0.76)	(0.27)	(0.35)	(0.70)	(1.00)

NET ASSET VALUE, END OF YEAR	$6.93	$7.77	$7.21	$6.08	$8.72

TOTAL RETURN(a)	(1.05%)	11.57%	24.67%	(23.14%)	7.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$862,977	$1,036,527	$857,765	$793,846	$1,118,812
Ratio of expenses to average net assets(b)	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets	1.94%	1.47%	1.66%	2.73%	2.34%
Portfolio turnover rate	34%	31%	25%	54%	23%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

44

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim Moderate Profile II Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10
Capital gain distributions received	0.17
Net realized and unrealized loss	(0.66)

Total Loss From Investment Operations	(0.39)

LESS DISTRIBUTIONS:
From net investment income	(0.14)
From net realized gains	(0.51)

Total Distributions	(0.65)

NET ASSET VALUE, END OF PERIOD	$8.96

TOTAL RETURN(b)	(3.87%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$1,357
Ratio of expenses to average net assets(e)
Before waiver	0.35%	(f)
After waiver	0.34%	(f)
Ratio of net investment income to average net assets
Before waiver	8.10%	(f)
After waiver	8.12%	(f)
Portfolio turnover rate(g)	34%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

45

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Moderately Aggressive Profile II Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$9.19	$8.41	$6.65	$10.47	$10.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.73	0.12	0.12	0.23	0.26
Capital gain distributions received	0.18	0.05	0.02	0.25	0.57
Net realized and unrealized gain (loss)	(1.11)	0.94	1.78	(3.51)	(0.04)

Total Income (Loss) From Investment Operations	(0.20)	1.11	1.92	(3.03)	0.79

LESS DISTRIBUTIONS:
From net investment income	(0.73)	(0.12)	(0.13)	(0.22)	(0.26)
From net realized gains	(1.19)	(0.21)	(0.03)	(0.57)	(1.01)

Total Distributions	(1.92)	(0.33)	(0.16)	(0.79)	(1.27)

NET ASSET VALUE, END OF YEAR	$7.07	$9.19	$8.41	$6.65	$10.47

TOTAL RETURN(a)	(2.10%)	13.35%	28.93%	(30.25%)	7.44%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$185,733	$301,687	$114,380	$68,352	$95,203
Ratio of expenses to average net assets(b)	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets	1.75%	1.48%	1.68%	2.78%	2.35%
Portfolio turnover rate	54%	26%	36%	72%	42%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

46

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim Moderately Aggressive Profile II Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.75
Capital gain distributions received	0.16
Net realized and unrealized loss	(1.39)

Total Loss From Investment Operations	(0.48)

LESS DISTRIBUTIONS:
From net investment income	(0.73)
From net realized gains	(0.94)

Total Distributions	(1.67)

NET ASSET VALUE, END OF PERIOD	$7.85

TOTAL RETURN(b)	(4.75%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$115
Ratio of expenses to average net assets(e)
Before waiver	0.34%	(f)
After waiver	0.31%	(f)
Ratio of net investment income to average net assets
Before waiver	5.15%	(f)
After waiver	5.18%	(f)
Portfolio turnover rate(g)	54%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

47

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Aggressive Profile II Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$6.92	$6.03	$4.66	$8.67	$9.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.05	0.05	0.06	0.12
Capital gain distributions received	0.22	0.04	0.01	0.23	0.64
Net realized and unrealized gain (loss)	(0.61)	0.87	1.47	(3.53)	(0.10)

Total Income (Loss) From Investment Operations	(0.32)	0.96	1.53	(3.24)	0.66

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.05)	(0.05)	(0.06)	(0.12)
From net realized gains	(0.11)	(0.02)	(0.11)	(0.71)	(1.12)

Total Distributions	(0.18)	(0.07)	(0.16)	(0.77)	(1.24)

NET ASSET VALUE, END OF YEAR	$6.42	$6.92	$6.03	$4.66	$8.67

TOTAL RETURN(a)	(4.44%)	15.95%	33.02%	(39.90%)	7.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$511,453	$628,699	$539,215	$407,567	$754,558
Ratio of expenses to average net assets(b)	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets	0.91%	0.78%	0.83%	0.90%	1.26%
Portfolio turnover rate	34%	30%	23%	59%	17%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Does not include expenses of the underlying investments in which the Portfolio invests.

48

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim Aggressive Profile II Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08
Capital gain distributions received	0.26
Net realized and unrealized loss	(1.02)

Total Loss From Investment Operations	(0.68)

LESS DISTRIBUTIONS:
From net investment income	(0.08)
From net realized gains	(0.06)

Total Distributions	(0.14)

NET ASSET VALUE, END OF PERIOD	$9.18

TOTAL RETURN(b)	(6.86%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$367
Ratio of expenses to average net assets(e)
Before waiver	0.35%	(f)
After waiver	0.31%	(f)
Ratio of net investment income to average net assets
Before waiver	6.41%	(f)
After waiver	6.44%	(f)
Portfolio turnover rate(g)	34%	(c)

(a)	Class L commenced operations on July 29, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

49

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments is available in the Annual and Semi-Annual Reports to shareholders for the Portfolios. In the Annual Report for the Portfolios, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. Semi-Annual Reports for the Portfolios include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolios, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

50

Appendix A

Description of Composite Indexes

Each Portfolio compares its returns to a Composite Index. The Composite Indexes are derived by applying each Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes, as applicable: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). Over time, the Composite Indexes will change with each Portfolio’s target asset allocation. When a Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2011, the MSCI EAFE® Index consisted of 22 developed market country indices.

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

The Barclays 1-3 Year Credit Bond Index is a subset of the Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

51

MAXIM SERIES FUND, INC.

Maxim Lifetime 2015 Portfolio I Class T Ticker: MXLTX Class T1 Ticker: MXLUX	Maxim Lifetime 2035 Portfolio III Class T Ticker: MXKLX Class T1 Ticker: MXLLX
Maxim Lifetime 2015 Portfolio II Class T Ticker: MXLVX Class T1 Ticker: MXLWX Class L Ticker: MXLQX	Maxim Lifetime 2045 Portfolio I Class T Ticker: MXMLX Class T1 Ticker: MXNLX
Maxim Lifetime 2015 Portfolio III Class T Ticker: MXLYX Class T1 Ticker: MXLZX	Maxim Lifetime 2045 Portfolio II Class T Ticker: MXOLX Class T1 Ticker: MXPLX Class L Ticker: MXYLX
Maxim Lifetime 2025 Portfolio I Class T Ticker: MXALX Class T1 Ticker: MXBLX	Maxim Lifetime 2045 Portfolio III Class T Ticker: MXQLX Class T1 Ticker: MXRLX
Maxim Lifetime 2025 Portfolio II Class T Ticker: MXCLX Class T1 Ticker: MXDLX Class L Ticker: MXCDX	Maxim Lifetime 2055 Portfolio I Class T Ticker: MXSLX Class T1 Ticker: MXTLX
Maxim Lifetime 2025 Portfolio III Class T Ticker: MXELX Class T1 Ticker: MXFLX	Maxim Lifetime 2055 Portfolio II Class T Ticker: MXULX Class T1 Ticker: MXVLX Class L Ticker: MXZLX
Maxim Lifetime 2035 Portfolio I Class T Ticker: MXGLX Class T1 Ticker: MXHLX	Maxim Lifetime 2055 Portfolio III Class T Ticker: MXWLX Class T1 Ticker: MXXLX
Maxim Lifetime 2035 Portfolio II Class T Ticker: MXILX Class T1 Ticker: MXJLX Class L Ticker: MXLRX

(the “Portfolio(s)”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes 15 of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. Each Portfolio has three classes of shares – Class T, Class T1 and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolios.

Each Portfolio provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives. Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios”.

The Fund may sell shares of the Portfolios to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians and trustees, to plan sponsors of retirement plans, and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Portfolios directly; rather you must invest through a Permitted Account that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about the Portfolios that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summaries

Maxim Lifetime 2015 Portfolio I

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.73%	0.73%	0.73%
Total Annual Portfolio Operating Expenses[1]	0.85%	0.95%	1.10%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2015 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$87	$271	$471	$1,049
Class T1	$97	$303	$525	$1,166
Class L	$112	$350	$606	$1,340

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 62.14% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2015, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 30-50% of its net assets in Underlying Portfolios that invest primarily in equity securities and 50-70 % of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	3.68%	International Large Growth	1.42%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	6.68%	Diversified Emerging Markets	1.52%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	3.00%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	28.25%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	1.86%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	7.14%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	2.86%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	6.90%
Mid Growth	1.00%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	11.73%
Small Value	1.06%	American Century Inflation Adjusted Bond Fund Inv

Allianz NFJ Small Cap Value Fund A		Real Estate	5.04%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	1.62%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.07%
Small Growth	0.56%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	1.74%	Short-Term Income/Cash	8.72%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	3.15%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	7.06%
Worst Quarter	September 2011	-6.77%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2015 Portfolio I Class T	2.27%	11.59%
Maxim Lifetime 2015 Portfolio I Class T1	2.15%	11.52%
Morningstar Lifetime Conservative 2015 Index (reflects no deduction for fees, expenses or taxes)	5.15%	12.00%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2015 Portfolio II

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%
Total Annual Portfolio Operating Expenses[1]	0.88%	0.98%	1.13%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2015 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$90	$281	$488	$1,084
Class T1	$100	$312	$542	$1,201
Class L	$115	$359	$622	$1,375

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 51.75% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2015, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Portfolios that invest primarily in equity securities and 40-60% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	5.00%	International Large Growth	1.94%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	9.09%	Diversified Emerging Markets	2.08%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	4.08%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	23.35%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	2.54%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	5.90%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	3.89%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	5.70%
Mid Growth	1.36%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	9.69%
Small Value	1.44%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	5.04%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	2.20%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.07%
Small Growth	0.78%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	2.36%	Short-Term Income/Cash	7.20%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	4.29%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares commenced operations on April 7, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	7.96%
Worst Quarter	September 2011	-8.61%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception
Maxim Lifetime 2015 Portfolio II Class T	1.49%	12.38%
Maxim Lifetime 2015 Portfolio II Class T1	1.34%	12.28%
Morningstar Lifetime Moderate 2015 Index (reflects no deduction for fees, expenses or taxes)	2.90%	13.66%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2015 Portfolio III

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.79%	0.79%	0.79%
Total Annual Portfolio Operating Expenses[1]	0.91%	1.01%	1.16%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2015 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$93	$290	$504	$1,120
Class T1	$103	$322	$558	$1,236
Class L	$118	$368	$638	$1,409

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 78.23% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2015, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	6.38%	International Large Growth	2.46%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	11.58%	Diversified Emerging Markets	2.66%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	5.22%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	18.26%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	3.22%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	4.62%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	4.97%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	4.46%
Mid Growth	1.74%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A

Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	7.58%
Small Value	1.82%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	5.04%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	2.81%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.07%
Small Growth	0.98%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	3.02%	Short-Term Income/Cash	5.63%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	5.48%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	9.06%
Worst Quarter	September 2011	-10.68%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2015 Portfolio III Class T	0.31%	13.12%
Maxim Lifetime 2015 Portfolio III Class T1	0.35%	13.07%
Morningstar Lifetime Aggressive 2015 Index (reflects no deduction for fees, expenses or taxes)	0.58%	15.11%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2025 Portfolio I

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.80%	0.80%	0.80%
Total Annual Portfolio Operating Expenses[1]	0.92%	1.02%	1.17%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2025 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$94	$293	$509	$1,131
Class T1	$104	$325	$563	$1,248
Class L	$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 54.11% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2025, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	5.22%	International Large Growth	2.38%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	9.47%	Diversified Emerging Markets	2.98%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	4.26%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	24.87%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	2.64%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	6.26%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	4.06%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	6.78%
Mid Growth	1.42%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	5.35%

Small Value	1.80%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	4.36%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	2.77%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.25%
Small Growth	0.98%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	2.90%	Short-Term Income/Cash	3.97%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	5.28%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.65%
Worst Quarter	September 2011	-9.91%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2025 Portfolio I Class T	0.22%	12.66%
Maxim Lifetime 2025 Portfolio I Class T1	0.17%	12.55%
Morningstar Lifetime Conservative 2025 Index (reflects no deduction for fees, expenses or taxes)	3.37%	13.88%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2025 Portfolio II

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.83%	0.83%	0.83%
Total Annual Portfolio Operating Expenses[1]	0.95%	1.05%	1.20%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2025 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$97	$303	$525	$1,166
Class T1	$107	$334	$579	$1,283
Class L	$122	$381	$660	$1,455

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 49.82% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2025, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Portfolios that invest primarily in equity securities and 20-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	6.86%	International Large Growth	3.12%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	12.46%	Diversified Emerging Markets	3.92%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	5.62%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	17.18%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	3.48%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	4.32%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	5.35%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	4.68%
Mid Growth	1.88%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	3.70%
Small Value	2.38%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	4.36%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	3.65%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.25%
Small Growth	1.28%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	3.82%	Short-Term Income/Cash	2.74%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	6.95%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares commenced operations on April 7, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	9.94%
Worst Quarter	September 2011	-12.37%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2025 Portfolio II Class T	-1.00%	13.53%
Maxim Lifetime 2025 Portfolio II Class T1	-1.18%	13.43%
Morningstar Lifetime Moderate 2025 Index (reflects no deduction for fees, expenses or taxes)	0.24%	15.40%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2025 Portfolio III

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%
Total Annual Portfolio Operating Expenses[1]	0.98%	1.08%	1.23%

1  The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2025 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$100	$312	$542	$1,201
Class T1	$110	$343	$595	$1,317
Class L	$125	$390	$676	$1,489

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 83.00% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2025, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	8.32%	International Large Growth	3.80%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	15.09%	Diversified Emerging Markets	4.76%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	6.82%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	10.36%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	4.22%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	2.60%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	6.49%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	2.82%

Mid Growth	2.28%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	2.23%
Small Value	2.88%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	4.36%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	4.43%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.25%
Small Growth	1.56%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	4.64%	Short-Term Income/Cash	1.66%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	8.43%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.00%
Worst Quarter	September 2011	-14.64%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2025 Portfolio III Class T	-2.34%	14.19%
Maxim Lifetime 2025 Portfolio III Class T1	-2.38%	14.11%
Morningstar Lifetime Aggressive 2025 Index (reflects no deduction for fees, expenses or taxes)	-1.95%	16.17%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2035 Portfolio I

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%
Total Annual Portfolio Operating Expenses[1]	0.98%	1.08%	1.23%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2035 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$100	$312	$542	$1,201
Class T1	$110	$343	$595	$1,317
Class L	$125	$390	$676	$1,489

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 52.62% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2035, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in Underlying Portfolios that invest primarily in equity securities and 10-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	7.08%	International Large Growth	3.76%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	12.91%	Diversified Emerging Markets	5.42%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	5.78%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	15.54%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	3.58%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	3.90%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	5.51%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	4.60%
Mid Growth	1.92%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	1.17%
Small Value	2.90%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	3.72%

Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	4.45%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.37%
Small Growth	1.56%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	4.60%	Short-Term Income/Cash	0.87%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	8.36%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	10.52%
Worst Quarter	September 2011	-13.52%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2035 Portfolio I Class T	-2.02%	13.76%
Maxim Lifetime 2035 Portfolio I Class T1	-2.12%	13.65%
Morningstar Lifetime Conservative 2035 Index (reflects no deduction for fees, expenses or taxes)	0.19%	15.35%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2035 Portfolio II

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.88%	0.88%	0.88%
Total Annual Portfolio Operating Expenses[1]	1.00%	1.10%	1.25%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2035 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$102	$318	$552	$1,225
Class T1	$112	$350	$606	$1,340
Class L	$127	$397	$686	$1,511

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 51.38% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2035, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	8.34%	International Large Growth	4.44%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	15.14%	Diversified Emerging Markets	6.40%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	6.82%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	8.34%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	4.22%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	2.10%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	6.50%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	2.48%
Mid Growth	2.28%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	0.63%
Small Value	3.40%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	3.72%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	5.25%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.37%
Small Growth	1.84%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	5.42%	Short-Term Income/Cash	0.46%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	9.85%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus.

The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustrations to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares commenced operations on April 7, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.47%
Worst Quarter	September 2011	-15.56%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2035 Portfolio II Class T	-3.17%	14.13%
Maxim Lifetime 2035 Portfolio II Class T1	-3.30%	14.00%
Morningstar Lifetime Moderate 2035 Index (reflects no deduction for fees, expenses or taxes)	-2.28%	16.01%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2035 Portfolio III

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.91%	0.91%	0.91%
Total Annual Portfolio Operating Expenses[1]	1.03%	1.13%	1.28%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2035 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$105	$328	$569	$1,259
Class T1	$115	$359	$622	$1,375
Class L	$130	$406	$702	$1,545

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 64.35% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2035, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 80-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-20% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	9.08%	International Large Growth	4.82%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	16.55%	Diversified Emerging Markets	6.96%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	7.42%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	4.10%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	4.60%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	1.02%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	7.07%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	1.22%
Mid Growth	2.48%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A

Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	0.31%
Small Value	3.72%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	3.72%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	5.71%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.37%
Small Growth	2.00%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	5.90%	Short-Term Income/Cash	0.22%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	10.73%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	12.01%
Worst Quarter	September 2011	-16.65%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2035 Portfolio III Class T	-3.79%	14.60%
Maxim Lifetime 2035 Portfolio III Class T1	-3.93%	14.50%
Morningstar Lifetime Aggressive 2035 Index (reflects no deduction for fees, expenses or taxes)	-3.34%	16.25%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2045 Portfolio I

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.88%	0.88%	0.88%
Total Annual Portfolio Operating Expenses[1]	1.00%	1.10%	1.25%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2045 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$102	$318	$552	$1,225
Class T1	$112	$350	$606	$1,340
Class L	$127	$397	$686	$1,511

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 52.48% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2045, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 65-90% of its net assets in Underlying Portfolios that invest primarily in equity securities and 10-35% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	7.48%	International Large Growth	4.60%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	13.62%	Diversified Emerging Markets	7.56%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	6.12%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	10.46%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	3.78%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	2.62%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	5.83%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	3.48%
Mid Growth	2.04%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	0.00%
Small Value	3.56%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	3.14%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	5.48%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.46%
Small Growth	1.92%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	5.62%	Short-Term Income/Cash	0.00%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	10.23%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.22%
Worst Quarter	September 2011	-15.21%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2045 Portfolio I Class T	-3.21%	14.02%
Maxim Lifetime 2045 Portfolio I Class T1	-3.31%	13.91%
Morningstar Lifetime Conservative 2045 Index (reflects no deduction for fees, expenses or taxes)	-1.61%	15.65%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2045 Portfolio II

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.90%	0.90%	0.90%
Total Annual Portfolio Operating Expenses[1]	1.02%	1.12%	1.27%

1  The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2045 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$104	$325	$563	$1,248
Class T1	$114	$356	$617	$1,363
Class L	$129	$403	$697	$1,534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 53.56% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2045, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	8.24%	International Large Growth	5.06%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	14.95%	Diversified Emerging Markets	8.34%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	6.74%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	5.50%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	4.18%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	1.38%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	6.42%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	1.82%
Mid Growth	2.24%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A

Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	0.00%
Small Value	3.92%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	3.14%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	6.03%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.46%
Small Growth	2.12%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	6.20%	Short-Term Income/Cash	0.00%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	11.26%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares commenced operations on April 7, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.94%
Worst Quarter	September 2011	-16.53%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2045 Portfolio II Class T	-4.08%	14.35%
Maxim Lifetime 2045 Portfolio II Class T1	-4.09%	14.25%
Morningstar Lifetime Moderate 2045 Index (reflects no deduction for fees, expenses or taxes)	-3.19%	16.02%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2045 Portfolio III

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.91%	0.91%	0.91%
Total Annual Portfolio Operating Expenses[1]	1.03%	1.13%	1.28%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2045 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$105	$328	$569	$1,259
Class T1	$115	$359	$622	$1,375
Class L	$130	$406	$702	$1,545

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 67.99% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2045, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 85-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-15% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	8.58%	International Large Growth	5.28%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	15.61%	Diversified Emerging Markets	8.68%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	7.02%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	3.22%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	4.34%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	0.80%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	6.69%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	1.08%
Mid Growth	2.34%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	0.00%
Small Value	4.08%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	3.14%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	6.29%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.46%
Small Growth	2.20%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	6.46%	Short-Term Income/Cash	0.00%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	11.73%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus.

The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	12.24%
Worst Quarter	September 2011	-17.08%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2045 Portfolio III Class T	-4.44%	14.49%
Maxim Lifetime 2045 Portfolio III Class T1	-4.52%	14.39%
Morningstar Lifetime Aggressive 2045 Index (reflects no deduction for fees, expenses or taxes)	-3.93%	16.18%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2055 Portfolio I

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher. .

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.90%	0.90%	0.90%
Total Annual Portfolio Operating Expenses[1]	1.02%	1.12%	1.27%

1  The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2055 Portfolio I	1 Year	3 Years	5 Years	10 Years
Class T	$104	$325	$563	$1,248
Class T1	$114	$356	$617	$1,363
Class L	$129	$403	$697	$1,534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 65.22% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 65-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-35% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	7.04%	International Large Growth	4.98%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	12.81%	Diversified Emerging Markets	9.26%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	5.76%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	9.10%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	3.56%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	2.28%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	5.49%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	3.66%
Mid Growth	1.92%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	0.00%
Small Value	3.86%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	2.60%

Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	5.94%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.49%
Small Growth	2.08%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	6.10%	Short-Term Income/Cash	0.00%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	11.07%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.51%
Worst Quarter	September 2011	-15.56%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2055 Portfolio I Class T	-3.76%	13.94%
Maxim Lifetime 2055 Portfolio I Class T1	-3.98%	13.79%
Morningstar Lifetime Conservative 2055 Index (reflects no deduction for fees, expenses or taxes)	-2.30%	15.62%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2055 Portfolio II

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.91%	0.91%	0.91%
Total Annual Portfolio Operating Expenses[1]	1.03%	1.13%	1.28%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2055 Portfolio II	1 Year	3 Years	5 Years	10 Years
Class T	$105	$328	$569	$1,259
Class T1	$115	$359	$622	$1,375
Class L	$130	$406	$702	$1,545

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 55.51% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	7.66%	International Large Growth	5.42%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	13.97%	Diversified Emerging Markets	10.08%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	6.26%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	4.84%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	3.88%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	1.22%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	5.97%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	1.94%
Mid Growth	2.08%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	0.00%
Small Value	4.20%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	2.60%
Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	6.46%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.49%
Small Growth	2.26%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	6.62%	Short-Term Income/Cash	0.00%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	12.05%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus.

The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares commenced operations on April 7, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	12.20%
Worst Quarter	September 2011	-16.72%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2055 Portfolio II Class T	-4.52%	14.27%
Maxim Lifetime 2055 Portfolio II Class T1	-4.60%	14.11%
Morningstar Lifetime Moderate 2055 Index (reflects no deduction for fees, expenses or taxes)	-3.75%	15.93%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Maxim Lifetime 2055 Portfolio III

Investment Objective

The Portfolio seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Portfolio seeks income and secondarily, capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.92%	0.92%	0.92%
Total Annual Portfolio Operating Expenses[1]	1.04%	1.14%	1.29%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Lifetime 2055 Portfolio III	1 Year	3 Years	5 Years	10 Years
Class T	$106	$331	$574	$1,271
Class T1	$116	$362	$628	$1,386
Class L	$131	$409	$708	$1,556

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 66.92% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 85-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-15% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Value	7.92%	International Large Growth	5.60%
Maxim T. Rowe Price Equity/Income Portfolio Initial		Maxim MFS International Growth Portfolio Initial
Maxim Putnam Equity Income Portfolio Initial		Invesco International Growth Fund I
Large Blend	14.43%	Diversified Emerging Markets	10.44%
Maxim S&P 500® Index Portfolio Initial		Invesco Developing Markets Fund I
Large Growth	6.48%	Oppenheimer Developing Markets Fund A
Maxim American Century Growth Portfolio Initial		Intermediate-Term Bond	3.02%
Maxim Janus Large Cap Growth Portfolio Initial		Maxim Bond Index Portfolio Initial
Mid Value	4.02%	Maxim Federated Bond Portfolio Initial
Goldman Sachs Mid Cap Value Fund A		High Yield Bond	0.76%
Perkins Mid Cap Value Fund S		Metropolitan West High Yield Bond Fund M
Mid Blend	6.18%	Maxim Putnam High Yield Bond Portfolio Initial
Maxim S&P MidCap 400® Index Portfolio Initial		Global Bond	1.22%
Mid Growth	2.16%	Maxim Templeton Global Bond Portfolio Initial
Wells Fargo Advantage Common Stock Fund A		Oppenheimer International Bond Fund A
Maxim T. Rowe Price MidCap Growth Portfolio Initial		Inflation-Protected Bond	0.00%
Small Value	4.34%	American Century Inflation Adjusted Bond Fund Inv
Allianz NFJ Small Cap Value Fund A		Real Estate	2.60%

Maxim Loomis Sayles Small-Cap Value Portfolio Initial		Nuveen Real Estate Securities Fund I
Small Blend	6.68%	T. Rowe Price Real Estate Fund Advisor
Maxim S&P SmallCap 600® Index Portfolio Initial		Global Real Estate	2.49%
Small Growth	2.34%	Cohen & Steers International Realty Fund A
Sentinel Small Company Fund A		Invesco Global Real Estate Fund I
Invesco Van Kampen Small Cap Growth Fund A		Third Avenue Real Estate Value Fund I
International Large Value	6.86%	Short-Term Income/Cash	0.00%
Harbor International Fund Inv		Maxim Short Duration Bond Portfolio Initial
Maxim Invesco ADR Portfolio Initial		Maxim Money Market Portfolio
International Large Blend	12.46%	GWL&A Contract
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Investment Style Risk - Because the Portfolio invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class T shares in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Portfolio. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class T1 and Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class T1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	12.35%
Worst Quarter	September 2011	-17.22%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (5/1/2009)
Maxim Lifetime 2055 Portfolio III Class T	-4.80%	14.35%
Maxim Lifetime 2055 Portfolio III Class T1	-4.89%	14.31%
Morningstar Lifetime Aggressive 2055 Index (reflects no deduction for fees, expenses or taxes)	-4.47%	16.08%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 85 of this Prospectus.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolios based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolios. The Portfolios may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolios do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolios and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolios as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolios over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolios

Overview of the Portfolios

Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Portfolios. Each Portfolio provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives. There are three risk profile options for each available year designated in the name of the Portfolio (“transition year”). The Portfolio I series are generally expected to pursue a more conservative allocation strategy relative to the Portfolio II or Portfolio III series. The Portfolio II series are generally expected to pursue a more moderate allocation strategy relative to the Portfolio I or Portfolio III series. The Portfolio III series are generally expected to pursue a more aggressive allocation strategy relative to the Portfolio I or Portfolio II series. Not all series may be available to particular Permitted Accounts.

The Portfolios are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Portfolios strive to provide shareholders with diversification primarily through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Portfolios. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

Each Portfolio establishes asset allocations that MCM considers generally appropriate to investors at specific stages of their retirement, or other investment planning, and then periodically revises the asset mix to meet increasingly conservative investment needs as the investor nears retirement (or other targeted funding need). Therefore, an investor should consider selecting a Portfolio whose stated transition year is closest to their own projected retirement date (or other targeted funding need).

For those Portfolios farthest away from their stated transition year, allocations to equity securities are higher so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are lower. As an investor’s retirement date (or other targeted funding need) approaches, the Portfolio’s allocations to equity securities decrease and allocations to fixed income securities increase. After reaching the end of a Portfolio’s stated transition year, the Portfolio’s allocations to equity securities will continue to decrease over time in an effort to focus more on higher income and lower risk.

The Asset Allocation Process

MCM uses asset allocation strategies to allocate each Portfolio’s assets among different broad asset classes and the Underlying Portfolios. The first step in MCM’s allocation process is to determine each Portfolio's asset class allocations. MCM bases this decision on each Portfolio's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. MCM has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to MCM in connection with the development and periodic review of each Portfolio’s asset allocations. However, MCM ultimately has sole responsibility for determining each Portfolio's asset class allocations and its investments in Underlying Portfolios.

Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolios invest. In selecting Underlying Portfolios, MCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Portfolio’s investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style. Allocations to the Underlying Portfolios will change as each Portfolio’s asset mix becomes more conservative over time. The shift toward more conservative investments reflects the need for reduced investment risk as retirement (or other targeted funding need) approaches.

MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective. MCM may add or delete asset classes, change asset allocations, and add or delete Underlying Portfolios at any time without shareholder notice or approval. Accordingly, the Portfolios will not necessarily invest in the Underlying Portfolios listed below, and may invest in Underlying Portfolios not listed below.

Each Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Portfolio at the Underlying Portfolio level.

The potential rewards and risks associated with each Portfolio depend on both the asset class allocations and the chosen mix of Underlying Portfolios. There can be no guarantee, however, that any of the Portfolios will meet its respective objective.

Principal Investment Strategies

The principal investment strategies of the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, the transition year (which is assumed to be at age 65). Each Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its risk profile and proximity to the transition year, each Portfolio employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

For each Portfolio, MCM establishes an anticipated allocation among different broad asset classes based on the transition year identified in the Portfolio’s name and the risk profile for each Portfolio. Within each anticipated asset class allocation, MCM selects the Underlying Portfolios and the percentage of the Portfolio’s assets that will be allocated to each such Underlying Portfolio. As described in “The Asset Allocation Process” above, MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective.

The following table demonstrates, under normal circumstances, how each Portfolio currently expects (as of the date of this Prospectus) to allocate among equity and fixed income Underlying Portfolios. Please note that each Portfolio’s allocations between equity and fixed income Underlying Portfolios will change over time as further described in this Prospectus.

Portfolio	Equity Fund Allocation	Fixed Income Fund Allocation
Maxim Lifetime 2015 Portfolio I	30-50%	50-70%
Maxim Lifetime 2015 Portfolio II	40-60%	40-60%
Maxim Lifetime 2015 Portfolio III	50-70%	30-50%
Maxim Lifetime 2025 Portfolio I	50-70%	30-50%
Maxim Lifetime 2025 Portfolio II	60-80%	20-40%
Maxim Lifetime 2025 Portfolio III	75-95%	5-25%
Maxim Lifetime 2035 Portfolio I	60-90%	10-40%
Maxim Lifetime 2035 Portfolio II	70-95%	5-30%
Maxim Lifetime 2035 Portfolio III	80-98%	2-20%
Maxim Lifetime 2045 Portfolio I	65-90%	10-35%
Maxim Lifetime 2045 Portfolio II	75-95%	5-25%
Maxim Lifetime 2045 Portfolio III	85-98%	2-15%
Maxim Lifetime 2055 Portfolio I	65-95%	5-35%
Maxim Lifetime 2055 Portfolio II	75-98%	2-25%
Maxim Lifetime 2055 Portfolio III	85-98%	2-15%

The following table shows the target allocation for the various asset classes for the Portfolio I series and the Underlying Portfolios in which each Portfolio expects to invest as of the date of this Prospectus.

Asset Class (Underlying Portfolios)	Maxim Lifetime 2015 Portfolio I	Maxim Lifetime 2025 Portfolio I	Maxim Lifetime 2035 Portfolio I	Maxim Lifetime 2045 Portfolio I	Maxim Lifetime 2055 Portfolio I
Large Value	3.68%	5.22%	7.08%	7.48%	7.04%
Maxim T. Rowe Price Equity/Income Portfolio Initial	•	•	•	•	•
Maxim Putnam Equity Income Portfolio Initial	•	•	•	•	•

Large Blend	6.68%	9.47%	12.91%	13.62%	12.81%
Maxim S&P 500® Index Portfolio Initial	•	•	•	•	•
Large Growth	3.00%	4.26%	5.78%	6.12%	5.76%
Maxim American Century Growth Portfolio Initial	•	•	•	•	•
Maxim Janus Large Cap Growth Portfolio Initial	•	•	•	•	•
Mid Value	1.86%	2.64%	3.58%	3.78%	3.56%
Goldman Sachs Mid Cap Value Fund A	•	•	•	•	•
Perkins Mid Cap Value Fund S	•	•	•	•	•
Mid Blend	2.86%	4.06%	5.51%	5.83%	5.49%
Maxim S&P MidCap 400® Index Portfolio Initial	•	•	•	•	•
Mid Growth	1.00%	1.42%	1.92%	2.04%	1.92%
Wells Fargo Advantage Common Stock Fund A	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth Portfolio Initial	•	•	•	•	•
Small Value	1.06%	1.80%	2.90%	3.56%	3.86%
Allianz NFJ Small Cap Value Fund A	•	•	•	•	•
Maxim Loomis Sayles Small-Cap Value Portfolio Initial	•	•	•	•	•
Small Blend	1.62%	2.77%	4.45%	5.48%	5.94%
Maxim S&P SmallCap 600® Index Portfolio Initial	•	•	•	•	•
Small Growth	0.56%	0.98%	1.56%	1.92%	2.08%
Sentinel Small Company Fund A	•	•	•	•	•
Invesco Van Kampen Small Cap Growth Fund A	•	•	•	•	•
International Large Value	1.74%	2.90%	4.60%	5.62%	6.10%
Harbor International Fund Inv	•	•	•	•	•
Maxim Invesco ADR Portfolio Initial	•	•	•	•	•
International Large Blend	3.15%	5.28%	8.36%	10.23%	11.07%
Maxim International Index Portfolio Initial	•	•	•	•	•
International Large Growth	1.42%	2.38%	3.76%	4.60%	4.98%
Maxim MFS International Growth Portfolio Initial	•	•	•	•	•
Invesco International Growth Fund I	•	•	•	•	•
Diversified Emerging Markets	1.52%	2.98%	5.42%	7.56%	9.26%
Invesco Developing Markets Fund I	•	•	•	•	•
Oppenheimer Developing Markets Fund A	•	•	•	•	•
Intermediate-Term Bond	28.25%	24.87%	15.54%	10.46%	9.10%
Maxim Bond Index Portfolio Initial	•	•	•	•	•
Maxim Federated Bond Portfolio Initial	•	•	•	•	•
High Yield Bond	7.14%	6.26%	3.90%	2.62%	2.28%
Metropolitan West High Yield Bond Fund M	•	•	•	•	•
Maxim Putnam High Yield Bond Portfolio	•	•	•	•	•
Global Bond	6.90%	6.78%	4.60%	3.48%	3.66%
Maxim Templeton Global Bond Portfolio Initial	•	•	•	•	•
Oppenheimer International Bond Fund A	•	•	•	•	•
Inflation Protected Bond	11.73%	5.35%	1.17%	0.00%	0.00%
American Century Inflation Adjusted Bond Fund Inv	•	•	•
Real Estate	5.04%	4.36%	3.72%	3.14%	2.60%
Nuveen Real Estate Securities Fund I	•	•	•	•	•
T. Rowe Price Real Estate Fund Advisor	•	•	•	•	•
Global Real Estate	2.07%	2.25%	2.37%	2.46%	2.49%
Cohen & Steers International Realty Fund A	•	•	•	•	•
Invesco Global Real Estate Fund I	•	•	•	•	•
Third Avenue Real Estate Fund I	•	•	•	•	•
Short-Term Income/Cash	8.72%	3.97%	0.87%	0.00%	0.00%
Maxim Short Duration Bond Portfolio Initial	•	•	•
Maxim Money Market Portfolio	•	•	•
GWL&A Contract	•	•	•

The following table shows the target allocation for the various asset classes for the Portfolio II series and the Underlying Portfolios in which each Portfolio expects to invest as of the date of this Prospectus.

Asset Class (Underlying Portfolios)	Maxim Lifetime 2015 Portfolio II	Maxim Lifetime 2025 Portfolio II	Maxim Lifetime 2035 Portfolio II	Maxim Lifetime 2045 Portfolio II	Maxim Lifetime 2055 Portfolio II
Large Value	5.00%	6.86%	8.34%	8.24%	7.66%
Maxim T. Rowe Price Equity/Income Portfolio Initial	•	•	•	•	•
Maxim Putnam Equity Income Portfolio Initial	•	•	•	•	•
Large Blend	9.09%	12.46%	15.14%	14.95%	13.97%
Maxim S&P 500 Index Portfolio Initial	•	•	•	•	•
Large Growth	4.08%	5.62%	6.82%	6.74%	6.26%
Maxim American Century Growth Portfolio Initial	•	•	•	•	•
Maxim Janus Large Cap Growth Portfolio Initial	•	•	•	•	•
Mid Value	2.54%	3.48%	4.22%	4.18%	3.88%
Goldman Sachs Mid Cap Value Fund A	•	•	•	•	•
Perkins Mid Cap Value Fund S	•	•	•	•	•
Mid Blend	3.89%	5.35%	6.50%	6.42%	5.97%
Maxim S&P MidCap 400® Index Portfolio Initial	•	•	•	•	•
Mid Growth	1.36%	1.88%	2.28%	2.24%	2.08%
Wells Fargo Advantage Common Stock Fund A	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth Portfolio Initial	•	•	•	•	•
Small Value	1.44%	2.38%	3.40%	3.92%	4.20%
Allianz NFJ Small Cap Value Fund A	•	•	•	•	•
Maxim Loomis Sayles Small-Cap Value Portfolio Initial	•	•	•	•	•
Small Blend	2.20%	3.65%	5.25%	6.03%	6.46%
Maxim S&P SmallCap 600® Index Portfolio Initial	•	•	•	•	•
Small Growth	0.78%	1.28%	1.84%	2.12%	2.26%
Sentinel Small Company Fund A	•	•	•	•	•
Invesco Van Kampen Small Cap Growth Fund A	•	•	•	•	•
International Large Value	2.36%	3.82%	5.42%	6.20%	6.62%
Harbor International Fund Inv	•	•	•	•	•
Maxim Invesco ADR Portfolio Initial	•	•	•	•	•
International Large Blend	4.29%	6.95%	9.85%	11.26%	12.05%
Maxim International Index Portfolio Initial	•	•	•	•	•
International Large Growth	1.94%	3.12%	4.44%	5.06%	5.42%
Maxim MFS International Growth Portfolio Initial	•	•	•	•	•
Invesco International Growth Fund I	•	•	•	•	•
Diversified Emerging Markets	2.08%	3.92%	6.40%	8.34%	10.08%
Invesco Developing Markets Fund I	•	•	•	•	•

Oppenheimer Developing Markets Fund A	•	•	•	•	•
Intermediate-Term Bond	23.35%	17.18%	8.34%	5.50%	4.84%
Maxim Bond Index Portfolio Initial	•	•	•	•	•
Maxim Federated Bond Portfolio Initial	•	•	•	•	•
High Yield Bond	5.90%	4.32%	2.10%	1.38%	1.22%
Metropolitan West High Yield Bond Fund M	•	•	•	•	•
Maxim Putnam High Yield Bond Portfolio Initial	•	•	•	•	•
Global Bond	5.70%	4.68%	2.48%	1.82%	1.94%
Maxim Templeton Global Bond Portfolio Initial	•	•	•	•	•
Oppenheimer International Bond Fund A	•	•	•	•	•
Inflation Protected Bond	9.69%	3.70%	0.63%	0.00%	0.00%
American Century Inflation Adjusted Bond Fund Inv	•	•	•
Real Estate	5.04%	4.36%	3.72%	3.14%	2.60%
Nuveen Real Estate Securities Fund I	•	•	•	•	•
T. Rowe Price Real Estate Fund Advisor	•	•	•	•	•
Global Real Estate	2.07%	2.25%	2.37%	2.46%	2.49%
Cohen & Steers International Realty Fund A	•	•	•	•	•
Invesco Global Real Estate Fund I	•	•	•	•	•
Third Avenue Real Estate Fund I	•	•	•	•	•
Short-Term Income/Cash	7.20%	2.74%	0.46%	0.00%	0.00%
Maxim Short Duration Bond Portfolio Initial	•	•	•
Maxim Money Market Portfolio	•	•	•
GWL&A Contract	•	•	•

The following table shows the target allocation for the various asset classes for the Portfolio III series and the Underlying Portfolios in which each Portfolio expects to invest as of the date of this Prospectus.

Asset Class (Underlying Portfolios)	Maxim Lifetime 2015 Portfolio III	Maxim Lifetime 2025 Portfolio III	Maxim Lifetime 2035 Portfolio III	Maxim Lifetime 2045 Portfolio III	Maxim Lifetime 2055 Portfolio III
Large Value	6.38%	8.32%	9.08%	8.58%	7.92%
Maxim T. Rowe Price Equity/Income Portfolio Initial	•	•	•	•	•
Maxim Putnam Equity Income Portfolio Initial	•	•	•	•	•
Large Blend	11.58%	15.09%	16.55%	15.61%	14.43%
Maxim S&P 500® Index Portfolio Initial	•	•	•	•	•
Large Growth	5.22%	6.82%	7.42%	7.02%	6.48%
Maxim American Century Growth Portfolio Initial	•	•	•	•	•
Maxim Janus Large Cap Growth Portfolio Initial	•	•	•	•	•
Mid Value	3.22%	4.22%	4.60%	4.34%	4.02%
Goldman Sachs Mid Cap Value Fund A	•	•	•	•	•
Perkins Mid Cap Value Fund S	•	•	•	•	•
Mid Blend	4.97%	6.49%	7.07%	6.69%	6.18%
Maxim S&P MidCap 400® Index Portfolio Initial	•	•	•	•	•
Mid Growth	1.74%	2.28%	2.48%	2.34%	2.16%
Wells Fargo Advantage Common Stock Fund A	•	•	•	•	•
Maxim T. Rowe Price MidCap Growth Portfolio Initial	•	•	•	•	•
Small Value	1.82%	2.88%	3.72%	4.08%	4.34%

Allianz NFJ Small Cap Value Fund A	•	•	•	•	•
Maxim Loomis Sayles Small-Cap Value Portfolio Initial	•	•	•	•	•
Small Blend	2.81%	4.43%	5.71%	6.29%	6.68%
Maxim S&P SmallCap 600® Index Portfolio Initial	•	•	•	•	•
Small Growth	0.98%	1.56%	2.00%	2.20%	2.34%
Sentinel Small Company Fund A	•	•	•	•	•
Invesco Van Kampen Small Cap Growth Fund A	•	•	•	•	•
International Large Value	3.02%	4.64%	5.90%	6.46%	6.86%
Harbor International Fund Inv	•	•	•	•	•
Maxim Invesco ADR Portfolio Initial	•	•	•	•	•
International Large Blend	5.48%	8.43%	10.73%	11.73%	12.46%
Maxim International Index Portfolio Initial	•	•	•	•	•
International Large Growth	2.46%	3.80%	4.82%	5.28%	5.60%
Maxim MFS International Growth Portfolio Initial	•	•	•	•	•
Invesco International Growth Fund I	•	•	•	•	•
Diversified Emerging Markets	2.66%	4.76%	6.96%	8.68%	10.44%
Invesco Developing Markets Fund I	•	•	•	•	•
Oppenheimer Developing Markets Fund A	•	•	•	•	•
Intermediate-Term Bond	18.26%	10.36%	4.10%	3.22%	3.02%
Maxim Bond Index Portfolio Initial	•	•	•	•	•
Maxim Federated Bond Portfolio Initial	•	•	•	•	•
High Yield Bond	4.62%	2.60%	1.02%	0.80%	0.76%
Metropolitan West High Yield Bond Fund M	•	•	•	•	•
Maxim Putnam High Yield Bond Portfolio Initial	•	•	•	•	•
Global Bond	4.46%	2.82%	1.22%	1.08%	1.22%
Maxim Templeton Global Bond Portfolio Initial	•	•	•	•	•
Oppenheimer International Bond Fund A	•	•	•	•	•
Inflation Protected Bond	7.58%	2.23%	0.31%	0.00%	0.00%
American Century Inflation Adjusted Bond Fund Inv	•	•	•
Real Estate	5.04%	4.36%	3.72%	3.14%	2.60%
Nuveen Real Estate Securities Fund I	•	•	•	•	•
T. Rowe Price Real Estate Fund Advisor	•	•	•	•	•
Global Real Estate	2.07%	2.25%	2.37%	2.46%	2.49%
Cohen & Steers International Realty Fund A	•	•	•	•	•
Invesco Global Real Estate Fund I	•	•	•	•	•
Third Avenue Real Estate Fund I	•	•	•	•	•
Short-Term Income/Cash	5.63%	1.66%	0.22%	0.00%	0.00%
Maxim Short Duration Bond Portfolio Initial	•	•	•
Maxim Money Market Portfolio	•	•	•
GWL&A Contract	•	•	•

Each Portfolio may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If a Portfolio invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Portfolio. The GWL&A Contract has a stable principal value and will pay each Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed interest rates provided under the GWL&A Contract, the Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. As a result of investments in the GWL&A Contract, the Portfolios are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations.

The Underlying Portfolios may include mutual funds that are directly advised by MCM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by MCM, mutual funds that are advised by an affiliate of MCM1, and mutual funds that are advised by unaffiliated investment advisers.

The following chart illustrates the target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus for the Portfolio I series. The illustration reflects neutral allocations (without any tactical adjustments by MCM). The actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval. Reallocations may be implemented promptly or may be implemented gradually.

1 Underlying Portfolios managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of MCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to MCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

The following chart illustrates the target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus for the Portfolio II series. The illustration reflects neutral allocations (without any tactical adjustments by MCM). The actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval. Reallocations may be implemented promptly or may be implemented gradually.

The following chart illustrates the target asset allocations among U.S. equity, foreign equity, fixed income, and short-term income/inflation-protected bond asset classes as of the date of this Prospectus for the Portfolio III series. The illustration reflects neutral allocations (without any tactical adjustments by MCM). The actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval. Reallocations may be implemented promptly or may be implemented gradually.

In pursuing each Portfolio’s investment objective, MCM has considerable discretion with respect to the use of investments and investment strategies, which means that MCM can decide whether to use them or not.

Each Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed by the Fund’s Board of Directors without shareholder approval.

Additional Information About Underlying Portfolio Investment Strategies

By owning shares of Underlying Portfolios, each of the Portfolios indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, when making a decision to purchase a security for an Underlying Portfolio, the investment adviser or sub-adviser may not be aware of some problems associated with the company issuing the security.

Fixed income Securities

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Underlying Portfolio's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Real Estate and Real-Estate Related Issuers

REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

—	Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
—	Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
—	Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

An issuer is a real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Portfolios Designed to Track a Benchmark Index

Certain of the Underlying Portfolios are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Portfolios”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of an Index Portfolio will generally decline when the performance of its benchmark index declines. Because each Index Portfolio may track an index before fees and expenses, the Index Portfolio may not purchase other securities that may help offset declines in an index. In addition, because an Index Portfolio may not hold all issues included in an index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of an Index Portfolio may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Temporary Investment Strategies

Each Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Investment Risks

The principal investment risks associated with investing in the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the investment risks are described below.

Fund-of-Funds Structure Risk

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Since the Portfolios invest directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolios. To the extent a Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

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Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolios. As a result, over the long-term the Portfolios’ ability to meet their investment objectives will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

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The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

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Since the Portfolios invest in Underlying Portfolios, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

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The ability of the Portfolios to achieve their investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

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The Portfolios are classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolios’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolios’ investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolios. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios.

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From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolios.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolios allocate to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Investment Style Risk - Because the Portfolios invest in Underlying Portfolios with both growth and value characteristics, their share price may be negatively affected if either investing approach falls out of favor. Value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued. Growth stocks usually reinvest a high proportion of earnings in their own business and, therefore, may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy growth stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. The Underlying Portfolios accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Portfolio may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating fees and expenses (for example, management fees) that will reduce the Index Portfolios’ total return. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Portfolio.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - Underlying Portfolios may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

You should be aware that the Portfolios are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolios are subject to market risk. The value of each Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolios and the Underlying Portfolios.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolios or any Underlying Portfolios will achieve their objectives. The Portfolios should not be considered to be a complete investment program by themselves. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of a Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolios’ Fees and Expenses

Except as noted in the footnotes to each Portfolio’s table of Annual Portfolio Operating Expenses, the expenses shown in each Portfolio’s table of Annual Portfolio Operating Expenses are for the fiscal period ended December 31, 2011. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

With respect to each Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolios. Since the Portfolios pursue their investment objectives by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolios would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolios also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Portfolios. The Portfolios currently do not but may in the future purchase a class of shares of affiliated Underlying Portfolios that imposes a Rule 12b-1 fee. The Portfolios will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales charge.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolios. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the Portfolios’ investment program. Mr. Corbett, Chairman, President and Chief Executive Officer of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolios since inception in 2009. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

Advisory Fees

For its services, with respect to each Portfolio, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class T1 and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

Each Portfolio values its shares of the Underlying Portfolios at the Underlying Portfolio’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available, each Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Fund’s Board of Directors.

Because each Portfolio is primarily invested in shares of Underlying Portfolios, each Portfolio’s net asset value is based primarily on the net asset value of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolios on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolios.

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Shares of the Portfolios

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolios through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if a Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolios. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Federal Income Tax Consequences

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Portfolio is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Portfolio are considered separately for purposes of determining whether or not the Portfolio qualifies as a regulated investment company.

If a Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if a Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolios depend on the provisions of the Permitted Account through which you invest in the Portfolios. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by an Underlying Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Portfolio’s return on such foreign securities, which will reduce the return of any Portfolio that invests in the Underlying Portfolio.

Share Classes

The Portfolios have three classes of shares, Class T, Class T1 and Class L. Each class is identical except that Class T1 and Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class T1 Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for its Class T1 shares. The plan allows the Class T1 shares of the Portfolios to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class T1 shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Portfolios). Because these fees are paid out of Class T1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolios to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Portfolios. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolios attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolios instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Portfolios.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolios) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolios or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolios, the 0.35% fee applies only to assets invested in the GWL&A Contract and Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, unaffiliated Underlying Portfolio entities pay the Distributor a fee ranging from 0.25% to 0.55% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a Portfolio.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio’s Class T, T1 and L shares, as applicable, for the past five years, or, if shorter, the period of the Class’s operations. Certain information reflects financial results for a single Portfolio (Class T, T1 or L) share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Portfolio’s financial statements, are included in the Portfolios’ Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	(a)
Maxim Lifetime 2015 Portfolio I - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$12.44	$11.64	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.69	0.27	0.21
Capital gain distributions received	0.12	0.04	0.01
Net realized and unrealized gain (loss)	(0.52)	0.91	1.61

Total Income From Investment Operations	0.29	1.22	1.83

LESS DISTRIBUTIONS:
From net investment income	(0.66)	(0.32)	(0.19)
From net realized gains	(0.16)	(0.10)	–

Total Distributions	(0.82)	(0.42)	(0.19)

NET ASSET VALUE, END OF YEAR	$11.91	$12.44	$11.64

TOTAL RETURN(b)	2.27%	10.68%	18.37%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$28,788	$25,585	$3,625
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	2.78%	3.08%	7.65%	(e)
Portfolio turnover rate(f)	62%	48%	18%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009	(a)
Maxim Lifetime 2015 Portfolio I - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$12.50	$11.64		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.64	0.27		0.19
Capital gain distributions	0.12	0.04		0.01
Net realized and unrealized gain (loss)	(0.50)	0.91		1.63

Total Income From Investment Operations	0.26	1.22		1.83

LESS DISTRIBUTIONS:
From net investment income	(0.65)	(0.26)		(0.19)
From net realized gains	(0.16)	(0.10)		–

Total Distributions	(0.81)	(0.36)		(0.19)

NET ASSET VALUE, END OF YEAR	$11.95	$12.50		$11.64

TOTAL RETURN(b)	2.15%	10.63%	(d)	18.37%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$81,643	$58,747		$10,546
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.21%	(f)
Ratio of net investment income to average net assets	2.74%
Before waiver	N/A	3.01%		8.02%	(f)
After waiver	N/A	3.01%		8.03%	(f)
Portfolio turnover rate(g)	62%	48%		18%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	(a)
Maxim Lifetime 2015 Portfolio II - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$12.88	$11.86	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.54	0.25	0.18
Capital gain distributions received	0.15	0.04	0.01
Net realized and unrealized gain (loss)	(0.50)	1.07	1.85

Total Income From Investment Operations	0.19	1.36	2.04

LESS DISTRIBUTIONS:
From net investment income	(0.54)	(0.25)	(0.18)
From net realized gains	(0.12)	(0.09)	–

Total Distributions	(0.66)	(0.34)	(0.18)

NET ASSET VALUE, END OF YEAR	$12.41	$12.88	$11.86

TOTAL RETURN(b)	1.49%	11.59%	20.48%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$37,125	$25,210	$3,353
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	2.67%	2.84%	7.61%	(e)
Portfolio turnover rate(f)	52%	37%	104%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009	(a)
Maxim Lifetime 2015 Portfolio II - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$12.88	$11.86		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.54	0.23		0.19
Capital gain distributions	0.15	0.04		0.01
Net realized and unrealized gain (loss)	(0.51)	1.08		1.84

Total Income From Investment Operations	0.18	1.35		2.04

LESS DISTRIBUTIONS:
From net investment income	(0.54)	(0.24)		(0.18)
From net realized gains	(0.12)	(0.09)		–

Total Distributions	(0.66)	(0.33)		(0.18)

NET ASSET VALUE, END OF YEAR	$12.40	$12.88		$11.86

TOTAL RETURN(b)	1.34%	11.50%	(d)	20.53%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$351,144	$199,406		$19,018
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.22%	(f)
Ratio of net investment income to average net assets	2.68%
Before waiver	N/A	2.82%		7.17%	(f)
After waiver	N/A	2.82%		7.17%	(f)
Portfolio turnover rate(g)	52%	37%		104%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim Lifetime 2015 Portfolio II - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.61
Capital gain distributions received	0.10
Net realized and unrealized loss	(0.95)

Total Loss From Investment Operations	(0.24)

LESS DISTRIBUTIONS:
From net investment income	(0.61)
From net realized gains	(0.06)

Total Distributions	(0.67)

NET ASSET VALUE, END OF PERIOD	$9.09

TOTAL RETURN(b)	(2.39%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$1,976
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.37%	(f)
Ratio of net investment income to average net assets
Before waiver	3.95%	(f)
After waiver	3.96%	(f)
Portfolio turnover rate(g)	52%	(c)

(a)	Class L commenced operations on April 7, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2015 Portfolio III - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$13.24	$12.13	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49	0.19	0.20
Capital gain distributions received	0.16	0.04	0.01
Net realized and unrealized gain (loss)	(0.61)	1.27	2.09

Total Income From Investment Operations	0.04	1.50	2.30

LESS DISTRIBUTIONS:
From net investment income	(0.53)	(0.18)	(0.17)
From net realized gains	(0.20)	(0.21)	–

Total Distributions	(0.73)	(0.39)	(0.17)

NET ASSET VALUE, END OF YEAR	$12.55	$13.24	$12.13

TOTAL RETURN(b)	0.31%	12.55%	23.07%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$2,900	$204	$20
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	5.64%	2.39%	3.14%	(e)
Portfolio turnover rate(f)	78%	64%	65%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2015 Portfolio III - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$13.19	$12.13		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.44	0.21		0.17
Capital gain distributions	0.18	0.04		0.01
Net realized and unrealized gain (loss)	(0.59)	1.23		2.12

Total Income From Investment Operations	0.03	1.48		2.30

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.21)		(0.17)
From net realized gains	(0.20)	(0.21)		–

Total Distributions	(0.64)	(0.42)		(0.17)

NET ASSET VALUE, END OF YEAR	$12.58	$13.19		$12.13

TOTAL RETURN(b)	0.35%	12.38%	(d)	23.07%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$6,638	$4,499		$1,535
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.21%	(f)
Ratio of net investment income to average net assets	2.31%
Before waiver	N/A	2.56%		5.57%	(f)
After waiver	N/A	2.56%		5.58%	(f)
Portfolio turnover rate(g)	78%	64%		65%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2025 Portfolio I - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$13.11	$12.03	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.70	0.24	0.19
Capital gain distributions received	0.16	0.04	0.01
Net realized and unrealized gain (loss)	(0.83)	1.18	2.00

Total Income From Investment Operations	0.03	1.46	2.20

LESS DISTRIBUTIONS:
From net investment income	(0.68)	(0.28)	(0.17)
From net realized gains	(0.16)	(0.10)	–

Total Distributions	(0.84)	(0.38)	(0.17)

NET ASSET VALUE, END OF YEAR	$12.30	$13.11	$12.03

TOTAL RETURN(b)	0.22%	12.26%	22.15%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$42,230	$40,346	$5,517
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	2.43%	2.78%	5.49%	(e)
Portfolio turnover rate(f)	54%	42%	24%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2025 Portfolio I - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$13.13	$12.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.67	0.24		0.17
Capital gain distributions	0.16	0.04		0.01
Net realized and unrealized gain (loss)	(0.81)	1.15		2.02

Total Income From Investment Operations	0.02	1.43		2.20

LESS DISTRIBUTIONS:
From net investment income	(0.68)	(0.23)		(0.17)
From net realized gains	(0.16)	(0.10)		–

Total Distributions	(0.84)	(0.33)		(0.17)

NET ASSET VALUE, END OF YEAR	$12.31	$13.13		$12.03

TOTAL RETURN(b)	0.17%	12.03%	(d)	22.15%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$95,598	$64,989		$10,814
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.22%	(f)
Ratio of net investment income to average net assets	2.48%
Before waiver	N/A	2.77%		6.37%	(f)
After waiver	N/A	2.77%		6.37%	(f)
Portfolio turnover rate(g)	54%	42%		24%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2025 Portfolio II - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$13.68	$12.35	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49	0.21	0.16
Capital gain distributions received	0.22	0.04	0.01
Net realized and unrealized gain (loss)	(0.84)	1.36	2.33

Total Income (Loss) From Investment Operations	(0.13)	1.61	2.50

LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.19)	(0.15)
From net realized gains	(0.17)	(0.09)	–

Total Distributions	(0.69)	(0.28)	(0.15)

NET ASSET VALUE, END OF YEAR	$12.86	$13.68	$12.35

TOTAL RETURN(b)	(1.00%)	13.23%	25.14%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$46,667	$40,717	$20,100
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	2.02%	2.06%	12.62%	(e)
Portfolio turnover rate(f)	50%	33%	14%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2025 Portfolio II - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$13.66	$12.34		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.53	0.20		0.15
Capital gain distributions	0.20	0.04		0.01
Net realized and unrealized gain (loss)	(0.89)	1.37		2.33

Total Income (Loss) From Investment Operations	(0.16)	1.61		2.49

LESS DISTRIBUTIONS:
From net investment income	(0.53)	(0.20)		(0.15)
From net realized gains	(0.17)	(0.09)		–

Total Distributions	(0.70)	(0.29)		(0.15)

NET ASSET VALUE, END OF YEAR	$12.80	$13.66		$12.34

TOTAL RETURN(b)	(1.18%)	13.26%	(d)	25.04%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$443,236	$243,313		$26,103
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.22%	(f)
Ratio of net investment income to average net assets	2.25%
Before waiver	N/A	2.37%		6.02%	(f)
After waiver	N/A	2.37%		6.02%	(f)
Portfolio turnover rate(g)	50%	33%		14%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim Lifetime 2025 Portfolio II - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.58
Capital gain distributions received	0.13
Net realized and unrealized loss	(1.27)

Total Loss From Investment Operations	(0.56)

LESS DISTRIBUTIONS:
From net investment income	(0.58)
From net realized gains	(0.13)

Total Distributions	(0.71)

NET ASSET VALUE, END OF PERIOD	$8.73

TOTAL RETURN(b)	(5.69%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$3,489
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.37%	(f)
Ratio of net investment income to average net assets
Before waiver	3.38%	(f)
After waiver	3.38%	(f)
Portfolio turnover rate(g)	50%	(c)

(a)	Class L commenced operations on April 7, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2025 Portfolio III - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$13.94	$12.61	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.56	0.16	0.15
Capital gain distributions received	0.22	0.04	0.01
Net realized and unrealized gain (loss)	(1.11)	1.58	2.59

Total Income (Loss) From Investment Operations	(0.33)	1.78	2.75

LESS DISTRIBUTIONS:
From net investment income	(0.58)	(0.15)	(0.14)
From net realized gains	(0.09)	(0.30)	–

Total Distributions	(0.67)	(0.45)	(0.14)

NET ASSET VALUE, END OF YEAR	$12.94	$13.94	$12.61

TOTAL RETURN(b)	(2.34%)	14.32%	27.63%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$6,666	$939	$166
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	4.20%	2.15%	5.71%	(e)
Portfolio turnover rate(f)	83%	84%	108%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2025 Portfolio III - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$13.92	$12.61		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.52	0.15		0.14
Capital gain distributions	0.24	0.03		0.01
Net realized and unrealized gain (loss)	(1.10)	1.58		2.60

Total Income (Loss) From Investment Operations	(0.34)	1.76		2.75

LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.15)		(0.14)
From net realized gains	(0.09)	(0.30)		–

Total Distributions	(0.61)	(0.45)		(0.14)

NET ASSET VALUE, END OF YEAR	$12.97	$13.92		$12.61

TOTAL RETURN(b)	(2.38%)	14.14%	(d)	27.63%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$8,790	$4,928		$2,016
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.21%	(f)
Ratio of net investment income to average net assets	2.05%
Before waiver	N/A	1.76%		4.85%	(f)
After waiver	N/A	1.76%		4.86%	(f)
Portfolio turnover rate(g)	83%	84%		108%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2035 Portfolio I - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$13.87	$12.49	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72	0.19	0.17
Capital gain distributions received	0.22	0.04	0.01
Net realized and unrealized gain (loss)	(1.22)	1.48	2.46

Total Income (Loss) From Investment Operations	(0.28)	1.71	2.64

LESS DISTRIBUTIONS:
From net investment income	(0.70)	(0.23)	(0.15)
From net realized gains	(0.15)	(0.10)	–

Total Distributions	(0.85)	(0.33)	(0.15)

NET ASSET VALUE, END OF YEAR	$12.74	$13.87	$12.49

TOTAL RETURN(b)	(2.02%)	13.80%	26.50%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$29,585	$27,133	$2,319
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	1.98%	2.46%	6.44%	(e)
Portfolio turnover rate(f)	53%	44%	9%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2035 Portfolio I - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$13.89	$12.48		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.68	0.19		0.15
Capital gain distributions	0.22	0.04		0.01
Net realized and unrealized gain (loss)	(1.20)	1.46		2.47

Total Income (Loss) From Investment Operations	(0.30)	1.69		2.63

LESS DISTRIBUTIONS:
From net investment income	(0.69)	(0.18)		(0.15)
From net realized gains	(0.15)	(0.10)		–

Total Distributions	(0.84)	(0.28)		(0.15)

NET ASSET VALUE, END OF YEAR	$12.75	$13.89		$12.48

TOTAL RETURN(b)	(2.12%)	13.69%	(d)	26.40%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$72,088	$43,639		$7,346
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.22%	(f)
Ratio of net investment income to average net assets	2.03%
Before waiver	N/A	2.17%		5.77%	(f)
After waiver	N/A	2.17%		5.77%	(f)
Portfolio turnover rate(g)	53%	44%		9%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2035 Portfolio II - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$14.29	$12.72	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.54	0.17	0.10
Capital gain distributions received	0.26	0.04	0.01
Net realized and unrealized gain (loss)	(1.25)	1.62	2.71

Total Income (Loss) From Investment Operations	(0.45)	1.83	2.82

LESS DISTRIBUTIONS:
From net investment income	(0.55)	(0.16)	(0.10)
From net realized gains	(0.19)	(0.10)	–

Total Distributions	(0.74)	(0.26)	(0.10)

NET ASSET VALUE, END OF YEAR	$13.10	$14.29	$12.72

TOTAL RETURN(b)	(3.17%)	14.60%	28.19%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$27,285	$21,833	$8,028
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	1.66%	1.72%	11.71%	(e)
Portfolio turnover rate(f)	51%	36%	13%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2035 Portfolio II - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$14.27	$12.72		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.55	0.16		0.10
Capital gain distributions	0.25	0.04		0.01
Net realized and unrealized gain (loss)	(1.26)	1.62		2.71

Total Income (Loss) From Investment Operations	(0.46)	1.82		2.82

LESS DISTRIBUTIONS:
From net investment income	(0.55)	(0.16)		(0.10)
From net realized gains	(0.19)	(0.11)		–

Total Distributions	(0.74)	(0.27)		(0.10)

NET ASSET VALUE, END OF YEAR	$13.07	$14.27		$12.72

TOTAL RETURN(b)	(3.30%)	14.41%	(d)	28.19%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$300,439	$169,728		$21,191
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.22%	(f)
Ratio of net investment income to average net assets	1.80%
Before waiver	N/A	1.86%		5.20%	(f)
After waiver	N/A	1.86%		5.20%	(f)
Portfolio turnover rate(g)	51%	36%		13%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim Lifetime 2035 Portfolio II - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.60
Capital gain distributions received	0.16
Net realized and unrealized loss	(1.61)

Total Loss From Investment Operations	(0.85)

LESS DISTRIBUTIONS:
From net investment income	(0.60)
From net realized gains	(0.14)

Total Distributions	(0.74)

NET ASSET VALUE, END OF PERIOD	$8.41

TOTAL RETURN(b)	(8.50%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$1,789
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.37%	(f)
Ratio of net investment income to average net assets
Before waiver	3.04%	(f)
After waiver	3.04%	(f)
Portfolio turnover rate(g)	51%	(c)

(a)	Class L commenced operations on April 7, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2035 Portfolio III - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$14.39	$12.84	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.45	0.14	0.14
Capital gain distributions received	0.24	0.04	0.01
Net realized and unrealized gain (loss)	(1.23)	1.75	2.82

Total Income (Loss) From Investment Operations	(0.54)	1.93	2.97

LESS DISTRIBUTIONS:
From net investment income	(0.56)	(0.04)	(0.13)
From net realized gains	(0.11)	(0.34)	–

Total Distributions	(0.67)	(0.38)	(0.13)

NET ASSET VALUE, END OF YEAR	$13.18	$14.39	$12.84

TOTAL RETURN(b)	(3.79%)	15.14%	29.81%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$2,887	$291	$30
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	4.38%	1.67%	2.43%	(e)
Portfolio turnover rate(f)	64%	81%	27%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2035 Portfolio III - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$14.38	$12.84		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.12		0.13
Capital gain distributions	0.25	0.03		0.01
Net realized and unrealized gain (loss)	(1.24)	1.76		2.83

Total Income (Loss) From Investment Operations	(0.57)	1.91		2.97

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.03)		(0.13)
From net realized gains	(0.11)	(0.34)		–

Total Distributions	(0.62)	(0.37)		(0.13)

NET ASSET VALUE, END OF YEAR	$13.19	$14.38		$12.84

TOTAL RETURN(b)	(3.93%)	15.05%	(d)	29.81%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$9,165	$3,111		$1,202
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.21%	(f)
Ratio of net investment income to average net assets	2.46%
Before waiver	N/A	1.42%		5.78%	(f)
After waiver	N/A	1.42%		5.78%	(f)
Portfolio turnover rate(g)	64%	81%		27%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2045 Portfolio I - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$14.18	$12.67	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.67	0.19	0.14
Capital gain distributions received	0.24	0.04	0.01
Net realized and unrealized gain (loss)	(1.37)	1.58	2.66

Total Income (Loss) From Investment Operations	(0.46)	1.81	2.81

LESS DISTRIBUTIONS:
From net investment income	(0.66)	(0.20)	(0.14)
From net realized gains	(0.18)	(0.10)	–

Total Distributions	(0.84)	(0.30)	(0.14)

NET ASSET VALUE, END OF YEAR	$12.88	$14.18	$12.67

TOTAL RETURN(b)	(3.21%)	14.37%	28.18%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$14,503	$13,104	$1,881
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	1.79%	2.15%	8.89%	(e)
Portfolio turnover rate(f)	52%	41%	25%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2045 Portfolio I - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$14.19	$12.66		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.65	0.17		0.15
Capital gain distributions	0.23	0.04		0.01
Net realized and unrealized gain (loss)	(1.35)	1.59		2.64

Total Income (Loss) From Investment Operations	(0.47)	1.80		2.80

LESS DISTRIBUTIONS:
From net investment income	(0.66)	(0.17)		(0.14)
From net realized gains	(0.18)	(0.10)		–

Total Distributions	(0.84)	(0.27)		(0.14)

NET ASSET VALUE, END OF YEAR	$12.88	$14.19		$12.66

TOTAL RETURN(b)	(3.31%)	14.28%	(d)	28.07%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$31,902	$17,717		$2,605
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.21%	(f)
Ratio of net investment income to average net assets	1.85%
Before waiver	N/A	1.94%		5.51%	(f)
After waiver	N/A	1.94%		5.51%	(f)
Portfolio turnover rate(g)	52%	41%		25%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2045 Portfolio II - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$14.48	$12.82	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49	0.16	0.13
Capital gain distributions received	0.30	0.03	0.01
Net realized and unrealized gain (loss)	(1.38)	1.72	2.81

Total Income (Loss) From Investment Operations	(0.59)	1.91	2.95

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.15)	(0.13)
From net realized gains	(0.18)	(0.10)	–

Total Distributions	(0.68)	(0.25)	(0.13)

NET ASSET VALUE, END OF YEAR	$13.21	$14.48	$12.82

TOTAL RETURN(b)	(4.08%)	15.00%	29.61%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$13,480	$16,577	$7,238
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	1.31%	1.51%	14.17%	(e)
Portfolio turnover rate(f)	54%	35%	22%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2045 Portfolio II - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$14.45	$12.81		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.53	0.15		0.13
Capital gain distributions	0.26	0.03		0.01
Net realized and unrealized gain (loss)	(1.38)	1.71		2.80

Total Income (Loss) From Investment Operations	(0.59)	1.89		2.94

LESS DISTRIBUTIONS:
From net investment income	(0.53)	(0.15)		(0.13)
From net realized gains	(0.18)	(0.10)		–

Total Distributions	(0.71)	(0.25)		(0.13)

NET ASSET VALUE, END OF YEAR	$13.15	$14.45		$12.81

TOTAL RETURN(b)	(4.09%)	14.83%	(d)	29.51%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$129,725	$59,483		$6,272
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.21%	(f)
Ratio of net investment income to average net assets	1.81%
Before waiver	N/A	1.81%		6.14%	(f)
After waiver	N/A	1.81%		6.14%	(f)
Portfolio turnover rate(g)	54%	35%		22%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim Lifetime 2045 Portfolio II - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.57
Capital gain distributions received	0.16
Net realized and unrealized loss	(1.66)

Total Loss From Investment Operations	(0.93)

LESS DISTRIBUTIONS:
From net investment income	(0.57)
From net realized gains	(0.15)

Total Distributions	(0.72)

NET ASSET VALUE, END OF PERIOD	$8.35

TOTAL RETURN(b)	(9.38%) (d)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$406
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.36%	(f)
Ratio of net investment income to average net assets
Before waiver	3.03%	(f)
After waiver	3.04%	(f)
Portfolio turnover rate(g)	54%	(c)

(a)	Class L commenced operations on April 7, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2045 Portfolio III - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$14.53	$12.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39	0.15	0.13
Capital gain distributions received	0.24	0.03	0.01
Net realized and unrealized gain (loss)	(1.27)	1.76	2.88

Total Income (Loss) From Investment Operations	(0.64)	1.94	3.02

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.03)	(0.13)
From net realized gains	(0.09)	(0.27)	–

Total Distributions	(0.60)	(0.30)	(0.13)

NET ASSET VALUE, END OF YEAR	$13.29	$14.53	$12.89

TOTAL RETURN(b)	(4.44%)	15.22%	30.28%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$830	$270	$26
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	2.90%	1.56%	2.38%	(e)
Portfolio turnover rate(f)	68%	69%	15%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2045 Portfolio III - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$14.51	$12.89		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.12		0.13
Capital gain distributions	0.25	0.03		0.01
Net realized and unrealized gain (loss)	(1.31)	1.77		2.88

Total Income (Loss) From Investment Operations	(0.66)	1.92		3.02

LESS DISTRIBUTIONS:
From net investment income	(0.49)	(0.03)		(0.13)
From net realized gains	(0.09)	(0.27)		–

Total Distributions	(0.58)	(0.30)		(0.13)

NET ASSET VALUE, END OF YEAR	$13.27	$14.51		$12.89

TOTAL RETURN(b)	(4.52%)	15.05%	(d)	30.28%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$3,692	$897		$229
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.19%	(f)
Ratio of net investment income to average net assets	2.61%
Before waiver	N/A	1.59%		4.64%	(f)
After waiver	N/A	1.59%		4.66%	(f)
Portfolio turnover rate(g)	68%	69%		15%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2055 Portfolio I - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$14.17	$12.71	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.86	0.17	0.16
Capital gain distributions received	0.23	0.03	0.01
Net realized and unrealized gain (loss)	(1.62)	1.64	2.67

Total Income (Loss) From Investment Operations	(0.53)	1.84	2.84

LESS DISTRIBUTIONS:
From net investment income	(0.86)	(0.20)	(0.13)
From net realized gains	(0.15)	(0.18)	–

Total Distributions	(1.01)	(0.38)	(0.13)

NET ASSET VALUE, END OF YEAR	$12.63	$14.17	$12.71

TOTAL RETURN(b)	(3.76%)	14.57%	28.44%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$5,260	$4,790	$762
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	1.78%	2.02%	3.91%	(e)
Portfolio turnover rate(f)	65%	59%	20%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2055 Portfolio I - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$14.19	$12.71		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.86	0.17		0.12
Capital gain distributions	0.23	0.03		0.01
Net realized and unrealized gain (loss)	(1.64)	1.62		2.71

Total Income (Loss) From Investment Operations	(0.55)	1.82		2.84

LESS DISTRIBUTIONS:
From net investment income	(0.86)	(0.16)		(0.13)
From net realized gains	(0.15)	(0.18)		–

Total Distributions	(1.01)	(0.34)		(0.13)

NET ASSET VALUE, END OF YEAR	$12.63	$14.19		$12.71

TOTAL RETURN(b)	(3.98%)	14.44%	(d)	28.44%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$8,008	$4,480		$1,113
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.21%	(f)
Ratio of net investment income to average net assets	1.85%
Before waiver	N/A	1.74%		9.09%	(f)
After waiver	N/A	1.74%		9.11%	(f)
Portfolio turnover rate(g)	65%	59%		20%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2055 Portfolio II - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$14.50	$12.86	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.60	0.16	0.13
Capital gain distributions received	0.25	0.03	0.01
Net realized and unrealized gain (loss)	(1.50)	1.72	2.85

Total Income (Loss) From Investment Operations	(0.65)	1.91	2.99

LESS DISTRIBUTIONS:
From net investment income	(0.59)	(0.17)	(0.13)
From net realized gains	(0.11)	(0.10)	–

Total Distributions	(0.70)	(0.27)	(0.13)

NET ASSET VALUE, END OF YEAR	$13.15	$14.50	$12.86

TOTAL RETURN(b)	(4.52%)	14.96%	30.01%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$3,242	$2,531	$167
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	1.54%	2.01%	5.27%	(e)
Portfolio turnover rate(f)	56%	50%	6%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2055 Portfolio II - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$14.48	$12.84		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.60	0.15		0.13
Capital gain distributions	0.25	0.03		0.01
Net realized and unrealized gain (loss)	(1.52)	1.71		2.83

Total Income (Loss) From Investment Operations	(0.67)	1.89		2.97

LESS DISTRIBUTIONS:
From net investment income	(0.60)	(0.15)		(0.13)
From net realized gains	(0.11)	(0.10)		–

Total Distributions	(0.71)	(0.25)		(0.13)

NET ASSET VALUE, END OF YEAR	$13.10	$14.48		$12.84

TOTAL RETURN(b)	(4.60%)	14.81%	(d)	29.81%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$29,645	$13,649		$1,320
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.21%	(f)
Ratio of net investment income to average net assets	1.79%
Before waiver	N/A	1.89%		6.36%	(f)
After waiver	N/A	1.89%		6.36%	(f)
Portfolio turnover rate(g)	56%	50%		6%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011(a)
Maxim Lifetime 2055 Portfolio II - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.65
Capital gain distributions received	0.16
Net realized and unrealized loss	(1.78)

Total Loss From Investment Operations	(0.97)

LESS DISTRIBUTIONS:
From net investment income	(0.65)
From net realized gains	(0.07)

Total Distributions	(0.72)

NET ASSET VALUE, END OF PERIOD	$8.31

TOTAL RETURN(b)	(9.73%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$60
Ratio of expenses to average net assets(e)
Before waiver	0.38%	(f)
After waiver	0.35%	(f)
Ratio of net investment income to average net assets
Before waiver	2.35%	(f)
After waiver	2.37%	(f)
Portfolio turnover rate(g)	56%	(c)

(a)	Class L commenced operations on April 7, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim Lifetime 2055 Portfolio III - Class T

NET ASSET VALUE, BEGINNING OF YEAR	$14.30	$12.91	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.16	0.14
Capital gain distributions received	0.26	0.03	0.01
Net realized and unrealized gain (loss)	(1.14)	1.74	2.90

Total Income (Loss) From Investment Operations	(0.69)	1.93	3.05

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.14)	(0.14)
From net realized gains	(0.03)	(0.40)	–

Total Distributions	(0.20)	(0.54)	(0.14)

NET ASSET VALUE, END OF YEAR	$13.41	$14.30	$12.91

TOTAL RETURN(b)	(4.80%)	15.04%	30.55%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$88	$68	$31
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income to average net assets	1.46%	0.81%	2.76%	(e)
Portfolio turnover rate(f)	67%	224%	7%	(c)

(a)	Class T commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim Lifetime 2055 Portfolio III - Class T1

NET ASSET VALUE, BEGINNING OF YEAR	$14.29	$12.91		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.14		0.14
Capital gain distributions	0.25	0.03		0.01
Net realized and unrealized gain (loss)	(1.14)	1.76		2.90

Total Income (Loss) From Investment Operations	(0.69)	1.93		3.05

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.15)		(0.14)
From net realized gains	(0.03)	(0.40)		–

Total Distributions	(0.22)	(0.55)		(0.14)

NET ASSET VALUE, END OF YEAR	$13.38	$14.29		$12.91

TOTAL RETURN(b)	(4.89%)	15.05%	(d)	30.55%	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$746	$106		$28
Ratio of expenses to average net assets(e)
Before waiver	0.22%	0.22%		0.22%	(f)
After waiver	0.22%	0.19%		0.13%	(f)
Ratio of net investment income to average net assets
Before waiver	2.67%	1.52%		2.29%	(f)
After waiver	2.67%	1.55%		2.37%	(f)
Portfolio turnover rate(g)	67%	224%		7%	(c)

(a)	Class T1 commenced operations on May 1, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments will be available in the Annual and Semi-Annual Reports to shareholders for the Portfolios. In the Annual Report for the Portfolios, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. Semi-Annual Reports for the Portfolios include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolios, call 1-866-831-7129. The Fund’s web site is www.maxim.funds.com The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim SecureFoundation® Balanced Portfolio

Class G Ticker: MXSBX

Class G1 Ticker: MXSHX

Class L Ticker: MXLDX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objective and strategies. The Portfolio has three classes of shares – Class G, Class G1 and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”) and an affiliate of First Great-West Life & Annuity Insurance Company (“FGWL&A”), serves as investment adviser to the Portfolio.

The Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”). If you purchase shares of the Portfolio, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract or a rider to a variable annuity contract issued by GWL&A or FGWL&A. The Guarantee provides guaranteed income for the life of a designated person(s), provided all conditions are met. For more information, please see the “More Information About the Portfolio” section of this Prospectus.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.59%	0.59%	0.59%
Total Annual Portfolio Operating Expenses[1]	0.69%	0.79%	0.94%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundation® Balanced Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$70	$221	$384	$859
Class G1	$81	$252	$439	$978
Class L	$96	$300	$520	$1,155

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 57.50% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in fixed income securities.

1

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	27.0%	International Large Blend	12.0%
Maxim S&P 500® Index Portfolio Initial		Maxim International Index Portfolio Initial
Mid Blend	11.0%	Diversified Emerging Markets	3.0%
Maxim S&P MidCap 400® Index Portfolio Initial		Northern Emerging Markets Equity Index Fund
Small Blend	9.0%	Intermediate-Term Bond	38.0%
Maxim S&P SmallCap 600® Index Portfolio Initial		Maxim Bond Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the target allocations at any time and without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things,

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small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

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Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A or FGWL&A may increase the Guarantee Benefit Fee; if GWL&A or FGWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Any payments under the Guarantee depend on GWL&A’s or FGWL&A’s long-term ability to make such payments. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); and the Barclays U.S. Aggregate Bond Index (intermediate term bond). See Appendix A for more information regarding the Composite Index. No Class L share performance data is provided because Class L shares commenced operations on January 31, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.45%
Worst Quarter	September 2011	-9.75%

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Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (11/13/2009)
Class G	0.96%	5.91%
Class G1	0.94%	5.81%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	9.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.49%
Composite Index (reflects no deduction for fees, expenses or taxes)	1.44%	7.58%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeem shares of the Portfolio based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an underlying investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable annuity contract prospectus for more information.

More Information About the Portfolio

Portfolio Overview

The Portfolio is a “fund-of-funds” that pursues its investment objective by investing in Underlying Portfolios. The Portfolio is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Portfolio strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying Portfolios. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

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Guarantee

If you purchase shares of the Portfolio, you are required to purchase the Guarantee. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of the value of your Permitted Account allocated to the Portfolio (hereinafter “Portfolio Value”) based on the Portfolio Value as of the date of deduction. The Guarantee Benefit Fee is assessed on a monthly or quarterly basis in arrears by automatically redeeming shares of the Portfolio (or sub-account units in the case of a variable annuity contract). The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

The redemption or exchange of all your Portfolio shares would generally result in the cancellation of the Guarantee and all of the benefits of the Guarantee. The Guarantee may also be terminated under other circumstances. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contract to provide a lifetime withdrawal benefit for the variable annuity contract owner. The Guarantee is not issued to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The first step in MCM’s allocation process is to determine the Portfolio’s asset class allocations. Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolio invests. Most, if not all, of the Underlying Portfolios in which the Portfolio invests are Index Portfolios that are designed to track the performance of a specified securities index. The Portfolio follows an approach of investing primarily in Index Portfolios that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.

The following table shows the Portfolio’s target allocation for the various asset classes and Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	27.0%	International Large Blend	12.0%
Maxim S&P 500® Index Portfolio Initial		Maxim International Index Portfolio Initial
Mid Blend	11.0%	Diversified Emerging Markets	3.0%
Maxim S&P MidCap 400® Index Portfolio Initial		Northern Emerging Markets Equity Index Fund
Small Blend	9.0%	Intermediate-Term Bond	38.0%
Maxim S&P SmallCap 600® Index Portfolio Initial		Maxim Bond Index Portfolio Initial

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MCM reviews the asset class allocations, the Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to the asset class allocations, the Underlying Portfolio allocations, or the Underlying Portfolios themselves from time to time as appropriate in order to help the Portfolio achieve its investment objective. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Portfolio will not necessarily invest in the Underlying Portfolios listed above, and may invest in Underlying Portfolios not listed above.

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes to Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses related to redemption fees, if applicable, may be incurred by the Portfolio at the Underling Portfolio level.

The potential rewards and risks associated with the Portfolio depend on both the asset class allocations and the chosen mix of Underlying Portfolios. There can be no guarantee, however, that the Portfolio will meet its objective.

The Underlying Portfolios may include mutual funds that are directly advised by MCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by MCM, mutual funds that are advised by an affiliate of MCM, and mutual funds that are advised by unaffiliated investment advisers.

In pursuing the Portfolio’s investment objective, MCM has considerable discretion with respect to the use of investments and investment strategies, which means that MCM can decide whether to use them or not.

The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed without shareholder notice or approval.

Additional Information About Underlying Portfolio Investment Strategies

By owning shares of Underlying Portfolios, the Portfolio indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Fixed Income Securities

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Foreign Securities

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market

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countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Portfolios Designed to Track a Benchmark Index

Certain of the Underlying Portfolios are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Portfolios”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

—	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
—	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of an Index Portfolio will generally decline when the performance of its benchmark index declines. Because each Index Portfolio may track an index before fees and expenses, the Index Portfolio may not purchase other securities that may help offset declines in an index. In addition, because an Index Portfolio may not hold all issues included in an index, may not always be fully invested, and bears management fees and other expenses and transaction costs in trading securities, the performance of an Index Portfolio may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include: Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a company; bankers’ acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset values of the Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Fund-of-Funds Structure Risk

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Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

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Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolio. As a result, over the long-term the Portfolio’s ability to meet its investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

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The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

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Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

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The ability of the Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

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The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolio’s investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolio. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios.

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From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolio allocates to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies

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that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. The Underlying Portfolios accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Portfolios in which the Portfolio invests are Index Portfolios. Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating fees and expenses (for example, management fees) that will reduce the Index Portfolios’ total return. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

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Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - Underlying Portfolios may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

You should be aware that the Portfolio is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee

In addition to risks related to the Portfolio, investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus or disclosure statement, as applicable, and include, but are not limited to, the following:

—

Depending on your pattern of share redemptions, your lifespan and the Portfolio’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

—	The exchange or redemption of Portfolio shares negatively affects the Portfolio Value and may adversely affect the benefit under the Guarantee.
—

The Guarantee is currently only available to owners of variable annuity contracts, IRA custodians or trustees and to plan sponsors of certain retirement plans. You may lose the benefit of the Guarantee if, for example, the annuity contract pursuant to which the Guarantee is issued terminates, your IRA terminates, you change your IRA provider, you change your retirement plan record keeper, or the sponsor of your retirement plan makes changes to the contract, the plan or the plan’s record keeper.

—

GWL&A and FGWL&A reserve the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.50% of the Portfolio Value upon 30 days written notice. GWL&A and FGWL&A also reserve the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

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—

The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you, including, without limitation, if the Portfolio becomes ineligible or is liquidated, or if GWL&A or FGWL&A does not receive the Guarantee Benefit Fee. If the Guarantee is terminated, GWL&A or FGWL&A will not refund your Guarantee Benefit Fee.

—

If GWL&A or FGWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund which may have higher fees and charges and different objective/strategies, and may result in an increase in the Guarantee Benefit Fee.

—	Any payments under the Guarantee depend on GWL&A’s or FGWL&A’s long-term ability to make such payments, as applicable.
—	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus or disclosure statement, as applicable.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Underlying Portfolios and the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolio or any Underlying Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

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Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolio’s Fees and Expenses

Except as noted in the footnote to the Portfolio’s table of Annual Portfolio Operating Expenses, the expenses shown in the Portfolio’s table of Annual Portfolio Operating Expenses are for the fiscal period ended December 31, 2011. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolio or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolio.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolio would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolio also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Portfolios. The Portfolio currently does not but may in the future purchase a class of shares of affiliated Underlying Portfolios that imposes a Rule 12b-1 fee. The Portfolio will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales charge.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolio is managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolio and works with the Asset Allocation Committee in developing and executing the Portfolio’s investment program. Mr. Corbett, Chairman, President and Chief Executive Officer of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolio since inception in 2009. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in

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performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class G1 and Class L shares, and any extraordinary expenses, including litigation expenses.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its shares of the Underlying Portfolios at each Underlying Portfolio’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Portfolio is primarily invested in shares of Underlying Portfolios, the Portfolio’s net asset value is based primarily on the net asset values of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Purchasing and Redeeming Shares

If you purchase shares of the Portfolio, you are required to purchase the Guarantee. All share purchase and redemption policies described herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus or disclosure statement, as applicable.

The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value based on the Portfolio Value as of the date of deduction. The Guarantee Benefit Fee is assessed on a monthly or quarterly basis in arrears by automatically redeeming shares of the Portfolio (or

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sub-account units in the case of a variable annuity contract). The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

It is important for you to understand how the Guarantee works. Redemptions from the Portfolio may affect the Guarantee. Redemption of all your Portfolio shares would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the cancellation. After cancellation of the Guarantee, any accepted contribution to the Portfolio shall be deemed to be a re-election of the Guarantee. In addition, following the redemption of any shares of the Portfolio, other than the redemption of Portfolio shares to pay the Guarantee Benefit Fee or other permitted fees or taxes as described in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions, as permitted under the terms of the Guarantee. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including the effect share redemptions may have on the benefits under your Guarantee and the effect share redemptions may have on your ability to purchase additional shares of the Portfolio.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio, other than purchases with dividend and capital gains distributions, are not permitted. Also, initial purchases of shares of the Portfolio are not permitted once the variable annuity contract owner, IRA owner, or retirement plan participant reaches the age of 85. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including restrictions on purchases.

The Guarantee may be available with other portfolios of the Fund. The purchase or redemption of shares of the Portfolio does not affect the Guarantee associated with any other portfolio of the Fund. Likewise, the purchase or redemption of shares of other portfolios of the Fund with which the Guarantee is available does not affect the Guarantee associated with the Portfolio. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contracts to provide a lifetime withdrawal benefit for the variable annuity contract owner. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. The Guarantee is not issued to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

Permitted Accounts place orders to purchase and redeem shares of the Portfolio based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect redemptions or exchanges may have on the benefits under your Guarantee. The redemption or exchange of all your Portfolio shares would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee.

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The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Portfolio through subaccount units, IRA owners and other retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

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The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolio. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

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Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by an Underlying Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Portfolio’s return on such foreign securities, which will reduce the return of the Portfolio.

Share Classes

The Portfolio has three classes of shares, Class G, Class G1 and Class L shares. Each class is identical except that Class G1 shares and Class L shares have distribution or “Rule 12b-1” plans that are described below.

Class G1 Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class G1 shares. The plan allows the Class G1 shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”) for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class G1 shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class G1 shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the Portfolio). Because these fees are paid out of Class G1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor

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various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset

21

value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolio, the 0.35% fee applies only to assets invested in Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in which the Portfolio invests (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to Underlying Portfolio entities with regard to the Portfolio’s investments in the unaffiliated Underlying Portfolios. For services rendered and expenses incurred pursuant to the Administrative Services Agreements, the Underlying Portfolio entities pay the Distributor a fee of 0.25% of the average daily net asset value of the shares of the applicable unaffiliated Underlying Portfolio held by the Portfolio.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Class G, G1 and L shares for the past five years, or, if shorter, the period of the Class’s operations. Certain information reflects financial results for a single Portfolio (Class G, Class G1 or Class L) share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

22

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim SecureFoundation Balanced Portfolio - Class G

NET ASSET VALUE, BEGINNING OF YEAR	$10.75	$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.46	0.26	0.12
Capital gain distributions received	0.06	0.04	0.02
Net realized and unrealized gain (loss)	(0.42)	0.79	(0.03)

Total Income From Investment Operations	0.10	1.09	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.45)	(0.27)	(0.12)
From net realized gains	(0.07)	(0.06)	–

Total Distributions	(0.52)	(0.33)	(0.12)

NET ASSET VALUE, END OF YEAR	$10.33	$10.75	$9.99

TOTAL RETURN(b)	0.96%	11.02%	1.05%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$3,284	$1,276	$13
Ratio of expenses to average net assets(d)	0.10%	0.10%	0.10%	(e)
Ratio of net investment income (loss) to average net assets	2.21%	4.32%	8.73%	(e)
Portfolio turnover rate(f)	58%	58%	1%	(c)

(a)	Class G commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim SecureFoundation Balanced Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF YEAR	$10.81	$9.99		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.43	0.20		0.12
Capital gain distributions received	0.06	0.05		0.02
Net realized and unrealized gain (loss)	(0.40)	0.83		(0.03)

Total Income From Investment Operations	0.09	1.08		0.11

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.20)		(0.12)
From net realized gains	(0.07)	(0.06)		–

Total distributions	(0.50)	(0.26)		(0.12)

NET ASSET VALUE, END OF YEAR	$10.40	$10.81		$9.99

TOTAL RETURN(b)	0.94%	10.92%	(c)	1.05%	(d) (c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$9,926	$4,401		$13
Ratio of expenses to average net assets(e)	0.20%
Before waiver	N/A	0.20%		0.20%	(f)
After waiver	N/A	0.20%		0.10%	(f)
Ratio of net investment income to average net assets	2.06%
Before waiver	N/A	4.36%		8.64%	(f)
After waiver	N/A	4.36%		8.73%	(f)
Portfolio turnover rate(g)	58%	58%		1%	(d)

(a)	Class G1 commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim SecureFoundation Balanced Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.52
Capital gain distributions received	0.05
Net realized and unrealized loss	(0.61)

Total Loss From Investment Operations	(0.04)

LESS DISTRIBUTIONS:
From net investment income	(0.52)
From net realized gains	(0.01)

Total Distributions	(0.53)

NET ASSET VALUE, END OF PERIOD	$9.43

TOTAL RETURN(b)	(0.35%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$1,359
Ratio of expenses to average net assets(e)
Before waiver	0.35%	(f)
After waiver	0.33%	(f)
Ratio of net investment income to average net assets
Before waiver	5.39%	(f)
After waiver	5.41%	(f)
Portfolio turnover rate(g)	58%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio also include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

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This Prospectus should be read

and retained for future reference.

27

Appendix A

Description of Composite Index

The Portfolio compares its returns to a Composite Index. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes:

—	the S&P 500® Index (large blend) (Portfolio inception to present);
—	the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);
—	the S&P SmallCap 600® Index (small blend) (Portfolio inception to present);
—	the MSCI EAFE® Index (international large blend) (Portfolio inception to present);
—	the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present); and
—	the Barclays U.S. Aggregate Bond Index (intermediate term bond) (Portfolio inception to present).

Over time, the Composite Index will change with the Portfolio’s target asset allocation. When the Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2011, the MSCI EAFE® Index consisted of 22 developed market country indices.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

28

Maxim SecureFoundation® Balanced ETF Portfolio

Class A Ticker: SFBPX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

1-877-925-0501

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objective and strategies. The Portfolio has two classes of shares – Class A and Class S. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Portfolio is a “fund-of-funds” that pursues its investment objective by investing primarily in exchange-traded funds (“Underlying ETFs”). The Portfolio may also invest in other types of securities, including open-end investment companies (together, with Underlying ETFs, “Underlying Portfolios”). If you purchase shares of (or allocate account value to) the Portfolio, you are required to purchase the Great-West SecureFoundation® Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity contract issued by GWL&A. The Guarantee provides guaranteed income for the life of a designated person(s), provided all conditions are met. For more information, please see the “More Information About the Portfolio” section of this Prospectus.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (the “Guarantee Benefit Fee”), which is described in a separate prospectus describing the Guarantee. If reflected, the expenses shown would be higher. You may qualify for a sales charge waiver. Information about the waiver is available from your financial professional and in the “Class A Shares Purchase Programs” section on page 23 of this Prospectus.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class S
Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Deferred Sales Charge (Load)	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class S
Management Fees	0.16%	0.16%
Distribution (12b-1) Fees	0.25%	0.25%
Total Other Expenses	0.12%	0.22%
Administrative Services Fee	0.05%	0.15%
All Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses[2]	0.10%	0.10%
Total Annual Portfolio Operating Expenses[3]	0.63%	0.73%

[1]	Other Expenses are estimated amounts for the Portfolio’s 2012 fiscal year.
[2]	The Acquired Fund (Underlying Portfolio) Fees and Expenses are estimated amounts for the Portfolio’s 2012 fiscal year.
[3]

The Total Annual Portfolio Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which will reflect the operating expenses of the Portfolio and will not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee. If reflected, the expenses reflected in the Example would be higher.

1

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$561	$692	$834	$1,248
Class S	$75	$234	$407	$908

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying ETFs. The Portfolio currently invests primarily in Underlying ETFs designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying ETF has its own investment objective and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying ETFs in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	27.0%	International Large Blend	12.0%
Vanguard S&P 500 ETF		Vanguard MSCI EAFE ETF
Mid Blend	11.0%	Diversified Emerging Markets	3.0%
Vanguard S&P Mid-Cap 400 ETF		Vanguard MSCI Emerging Markets ETF
Small Blend	9.0%	Intermediate-Term Bond	38.0%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF

The Portfolio will automatically rebalance its holdings of the Underlying ETFs on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying ETF allocations, and the Underlying ETFs themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying ETFs, or change the target allocations at any time and without shareholder notice or approval.

In addition to investing in Underlying ETFs, the Portfolio may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Portfolio also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.

2

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying ETFs, all risks associated with the eligible Underlying ETFs apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying ETF than another, the Portfolio will have greater exposure to the risks of that Underlying ETF.

•	Since the Portfolio invests in Underlying ETFs, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying ETFs.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying ETFs. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

Exchange-Traded Funds (“ETFs”) Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:

•

ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, the Portfolio may pay more or less than NAV when it buys ETF shares on the secondary market, and the Portfolios may receive more or less than NAV when it sells those shares.

•	Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.

•

Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market process decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deems such action is appropriate in the interest of a fair and orderly market or to protect investors.

The following are risks associated with Portfolio and Underlying ETF investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying ETF will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying ETFs will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

3

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying ETF invests will have a significant impact on the performance of the Underlying ETF.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds or ETFs designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying ETFs may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying ETF will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying ETF may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio or an Underlying ETF may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio or the Underlying ETF’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying ETFs is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who purchase shares of the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s

4

investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Any payments under the Guarantee depend on GWL&A’s long-term ability to make such payments. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio had not commenced operations as of December 31, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM.

Purchase and Sale of Portfolio Shares

Portfolio shares are available through certain broker-dealers, custodians or trustees of Individual Retirement Accounts (“IRAs”), or other financial intermediaries who have entered into agreements with the Portfolio’s distributor to make the shares available (each, a “financial intermediary”).

You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Portfolio’s distributor. In certain circumstances, such as if you terminate your relationship with your financial intermediary, you may contact the Portfolio at 1-877-925-0501 for information about your account.

You may purchase or redeem shares of the Portfolio on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the U.S. Securities and Exchange Commission (“SEC”).

The minimum initial investment in the Portfolio is $10,000. The minimum additional investment is $500. The Portfolio reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as an IRA.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Portfolio

Portfolio Overview

The Portfolio is a “fund-of-funds” that pursues its investment objective by investing in Underlying ETFs. The Portfolio is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Portfolio strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying ETFs. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

Guarantee

If you purchase shares of the Portfolio, you are required to purchase the Guarantee. The Guarantee Benefit Fee is currently 1.00% on an annual basis of the benefit base as defined in the certificate for the Guarantee (“Benefit Base”) as of the date of deduction. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Benefit Base as of the date of deduction. The Guarantee Benefit Fee is assessed quarterly in arrears by automatically redeeming shares of the Portfolio. The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. Please see the Guarantee prospectus for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

The redemption or exchange of all your Portfolio shares would generally result in the cancellation of the Guarantee and all of the benefits of the Guarantee. GWL&A also may terminate the Guarantee under other circumstances. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For other accounts, GWL&A issues the Guarantee to you. GWL&A does not issue the Guarantee to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus for complete information regarding the Guarantee.

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying ETFs. The first step in MCM’s allocation process is to determine the Portfolio’s asset class allocations. Second, once the asset allocation is determined, MCM selects the Underlying ETFs. MCM uses its proprietary investment process for selecting the Underlying ETFs in which the Portfolio invests. Most, if not all, of the Underlying ETFs in which the Portfolio invests are Index Portfolios that are designed to track the performance of a specified securities index. The Portfolio follows an approach of investing primarily in Index Portfolios that track indexes

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for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.

The following table shows the Portfolio’s target allocation for the various asset classes and Underlying ETFs in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	27.0%	International Large Blend	12.0%
Vanguard S&P 500 ETF		Vanguard MSCI EAFE ETF
Mid Blend	11.0%	Diversified Emerging Markets	3.0%
Vanguard S&P Mid-Cap 400 ETF		Vanguard MSCI Emerging Markets ETF
Small Blend	9.0%	Intermediate-Term Bond	38.0%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF

MCM reviews the asset class allocations, the Underlying ETF allocations, and the Underlying ETFs themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to the asset class allocations, the Underlying ETF allocations, or the Underlying ETFs themselves from time to time as appropriate in order to help the Portfolio achieve its investment objective. MCM may add or delete asset classes, add or delete Underlying ETFs, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Portfolio will not necessarily invest in the Underlying ETFs listed above, and may invest in Underlying ETFs not listed above.

The Portfolio will automatically rebalance its holdings of the Underlying ETFs on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes to Underlying ETFs, if deemed necessary by MCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying ETFs and purchasing shares of other Underlying ETFs.

In addition to investing in Underlying ETFs, the Portfolio may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Portfolio also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.

The potential rewards and risks associated with the Portfolio depend on both the asset class allocations and the chosen mix of Underlying Portfolios. There can be no guarantee, however, that the Portfolio will meet its objective.

In pursuing the Portfolio’s investment objective, MCM has considerable discretion with respect to the use of investments and investment strategies, which means that MCM can decide whether to use them or not.

The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed by the Fund’s Board of Directors without shareholder notice or approval.

Additional Information About Investment Strategies

By owning shares of Underlying ETFs, the Portfolio indirectly invests, to varying degrees, in securities held by the Underlying ETFs. Each Underlying ETF has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. In addition, the Portfolio may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index on a temporary basis pending investment in Underlying ETFs. The following section provides further information on certain types of

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investments and techniques that may be used by the Portfolio and Underlying ETFs, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying ETFs is available in the applicable Underlying ETF’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying ETFs. The prospectus and statement of additional information for each of the Underlying ETFs is available on the SEC’s website at http://www.sec.gov.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely to not survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying ETF to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Fixed Income Securities

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

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Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Foreign Securities

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying ETF to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying ETF to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying ETF from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying ETF being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

The Portfolio and certain of the Underlying ETFs may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio and an Underlying ETF to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that they (1) are traded through regulated exchanges, and (2) are “marked to market” daily.

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Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio or an Underlying ETF may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio or an Underlying ETF may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio or the Underlying ETF. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the investment adviser of the Portfolio or an Underlying ETF judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s or the Underlying ETF’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and an Underlying ETF and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio and an Underlying ETF to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Portfolios Designed to Track a Benchmark Index

Certain of the Underlying ETFs are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Portfolios”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.

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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have low or no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

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Risks of Index Portfolios

The value of an Index Portfolio will generally decline when the performance of its benchmark index declines. Because each Index Portfolio may track an index, the Index Portfolio may not purchase other securities that may help offset declines in an index. In addition, because an Index Portfolio may not hold all issues included in an index, may not always be fully invested, and bears management fees and other expenses and transaction costs in trading securities, the performance of an Index Portfolio may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include: Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a company; bankers’ acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset values of the Underlying ETFs’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

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Since the Portfolio invests directly in the Underlying ETFs, all risks associated with the Underlying ETFs apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying ETF than another, the Portfolio will have greater exposure to the risks of that Underlying ETF.

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Changes in the net asset values of each Underlying ETF affect the net asset values of the Portfolio. As a result, over the long-term the Portfolio’s ability to meet its investment objective will depend on the ability of the Underlying ETFs to meet their own investment objectives.

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The Underlying ETFs will not necessarily make consistent investment decisions. One Underlying ETF may buy the same security that another Underlying ETF is selling. You would indirectly bear the costs of both trades.

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Since the Portfolio invests in Underlying ETFs, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying ETFs. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying ETFs.

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The ability of the Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying ETFs. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying ETFs may be incorrect in view of actual market conditions.

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The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying ETFs. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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From time to time, one or more of the Underlying ETFs may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying ETFs. These large purchases or redemptions could affect the performance of the Underlying ETFs and, therefore, the performance of the Portfolio.

Exchange-Traded Funds Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:

•	ETF shares are not individually redeemable. They can be redeemed with the issuing fund at NAV only in large blocks known as Creation Units, which would cost millions of dollars to assemble.

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ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, the Portfolio may pay more or less than NAV when it buys ETF shares on the secondary market, and the Portfolio may receive more or less than NAV when it sells those shares.

The market price of ETF shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other marketmakers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF shares is falling fastest – and this may be the time that the Portfolio most wants to sell ETF shares.

•	Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.

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Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market process decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deem such action is appropriate in the interest of a fair and orderly market or to protect investors.

The following are risks associated with Portfolio and Underlying ETF investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying ETF will achieve its investment objective.

Equity Securities Risk - The Underlying ETFs’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying ETFs will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolio allocates to Underlying ETFs that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger

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companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying ETFs to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying ETF from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying ETF being unable to sell its investments in a timely manner.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying ETF’s investments and investment performance may also be more volatile when the Underlying ETF concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies. The Underlying ETFs accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying ETF’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying ETFs in which the Portfolio invests are Index Portfolios. Index Portfolios are mutual funds or ETFs designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating fees and expenses (for example, management fees) that will reduce the Index Portfolios’ total returns. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

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Liquidity Risk - Underlying ETFs may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying ETF’s value or prevent an Underlying ETF from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying ETF will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying ETF may be required to sell liquid securities at an unfavorable time. When an Underlying ETF invests in small-capitalization stocks and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - The Portfolio and the Underlying ETFs may, but need not, use derivatives. A derivative contract would obligate or entitle the Portfolio or an Underlying ETF to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio or an Underlying ETF’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio or an Underlying ETF may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio or the Underlying ETF’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying ETFs is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

You should be aware that the Portfolio is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee

In addition to risks related to the Portfolio, investors who purchase shares of the Portfolio will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus, and include, but are not limited to, the following:

•	Depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

•	The redemption of Portfolio shares negatively affects the Portfolio account value and may adversely affect the benefit under the Guarantee.

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The Guarantee is currently only available to financial intermediaries. You may lose the benefit of the Guarantee if, for example, your IRA or account through which you hold the Portfolio shares terminates, or you change your IRA or account to a provider that does not make the Portfolio available.

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GWL&A reserves the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.50% of your Benefit Base upon 30 days written notice. GWL&A also reserves the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

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The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you, including, without limitation, if the Portfolio becomes ineligible or is liquidated, or if GWL&A does not receive the Guarantee Benefit Fee. If the Guarantee is terminated, GWL&A will not refund your Guarantee Benefit Fee.

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If GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund which may have higher fees and charges and different objective/strategies, and may result in an increase in the Guarantee Benefit Fee.

•	Any payments under the Guarantee depend on GWL&A’s long-term ability to make such payments.

•	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying ETFs.

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Underlying ETFs and the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying ETF’s investments and negatively impact an Underlying ETF’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying ETFs invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s and an Underlying ETF’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s and Underlying ETFs’ investment holdings.

There is no guarantee that the Portfolio or any Underlying ETF will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of the Portfolio.

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A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolio’s Fees and Expenses

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs instead of the Portfolio. Since the Portfolio pursues its investment objective by investing in Underlying ETFs, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including management fees) of the Underlying ETFs. You may indirectly bear expenses paid by the Underlying ETFs related to the distribution of such shares. However, not all of the Underlying ETFs may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolio or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolio.

Underlying ETFs may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolio would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolio also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying ETFs. The Portfolio will not invest in shares of Underlying ETFs that are sold with a contingent deferred sales charge.

The total expense ratios also may be higher or lower than shown in the fee table depending on the actual allocation of the Portfolio’s assets among Underlying ETFs and the actual expenses of the Underlying ETFs. Acquired Fund (Underlying Portfolio) Fees and Expenses may be higher if the Portfolio invests in select classes of Underlying ETFs that have a Rule 12b-1 fee.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolio is managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett, Chairman. President and Chief Executive Officer of MCM and Executive Vice President, Chief Investment Officer of GWL&A. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolio and works with the Asset Allocation Committee in developing and executing the Portfolio’s investment program.

Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

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Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.16% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, MCM is responsible for all of its expenses incurred in performing the services set forth in the investment advisory agreement. The Portfolio pays all other expenses incurred in its operation. MCM has contractually agreed to reduce its advisory fee or pay the Portfolio an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to MCM, distribution and service fees pursuant to a Rule 12b-1 or successor plan, expenses incurred under an administrative services plan, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Portfolio’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by such Fund’s Independent Directors (“Portfolio Other Expenses”) incurred by a class of the Portfolio exceed an annual rate of 0.07% of the Portfolio’s average daily net assets for the Class A and Class S shares (“Expense Limit”). The agreement has an initial term with respect to the Portfolio ending on September 30, 2012. The agreement will automatically renew for one-year terms unless it is terminated by the Fund or MCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. MCM is permitted to recoup amounts waived or reimbursed to the class in future periods, not exceeding three years, if the class’s Portfolio Other Expenses including such recoupment do not exceed the Expense Limit.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Annual Report to shareholders for the period ended December 31, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Pricing Shares

The transaction price for buying the Portfolio’s shares is the net asset value of the Portfolio plus any sales load. The transaction price for selling the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s (or Underlying ETF’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying ETF’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s (or Underlying ETF’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly. However, good orders received by certain financial intermediaries on a business day prior to calculation of net asset value, and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and intermediary on the following business day, will be effected at the net asset value determined on the prior business day.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

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The Portfolio values shares of open-end mutual funds (other than Underlying ETFs) at the fund’s reported net asset value. The Portfolio values other assets (including shares of Underlying ETFs) at current market prices where current market prices are readily available. When a determination is made that current market prices or fund net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Purchasing and Redeeming Shares

If you purchase shares of the Portfolio, you are required to purchase the Guarantee issued by GWL&A. All share purchase and redemption policies described herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus.

The Guarantee Benefit Fee is currently 1.00% on an annual basis of your Benefit Base as of the date of deduction. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Benefit Base as of the date of deduction. The Guarantee Benefit Fee is assessed quarterly in arrears by automatically redeeming shares of the Portfolio. The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio.

It is important for you to understand how the Guarantee works. Redemptions from the Portfolio may affect the Guarantee. Redemption of all your Portfolio shares would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the cancellation. After cancellation of the Guarantee, any accepted purchase of the Portfolio shall be deemed to be a re-election of the Guarantee. In addition, following the redemption of any shares of the Portfolio, other than the redemption of Portfolio shares to pay the Guarantee Benefit Fee or other permitted fees or taxes as described in the Guarantee prospectus, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions, as permitted under the terms of the Guarantee. Please see the Guarantee prospectus for detailed information about the Guarantee, including the effect share redemptions may have on the benefits under your Guarantee and the effect share redemptions may have on your ability to purchase additional shares of the Portfolio.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus, additional purchases of shares of the Portfolio, other than purchases with dividend and capital gains distributions, are not permitted. Also, initial purchases of shares of the Portfolio are not permitted once you reach the age of 85. Please see the Guarantee prospectus for detailed information about the Guarantee, including restrictions on purchases.

The Guarantee may be available with other portfolios of the Fund. The purchase or redemption of shares of the Portfolio does not affect the Guarantee associated with any other portfolio of the Fund. Likewise, the purchase or redemption of shares of other portfolios of the Fund with which the Guarantee is available does not affect the Guarantee associated with the Portfolio. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For other accounts, GWL&A issues the Guarantee to you. GWL&A does not issue the Guarantee to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus for complete information regarding the Guarantee.

You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Portfolio’s distributor. The Portfolio’s distributor reserves the right to require payment by wire or U.S. bank check.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary or call the Portfolio at 1-877-925-0501. Please see the Guarantee prospectus with respect to the effect changes to the dividend and capital gain distribution election may have on the benefit under your Guarantee.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of other shareholders of the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to

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prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

The Fund may also enter into agreements with record keepers pursuant to which the record keepers agree to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, Portfolio purchase and redemption orders may be received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolio. The prospectuses for the Underlying ETFs explain the Underlying ETFs’ policies and procedures related to excessive trading and market timing of the shares of the Underlying ETFs.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

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The Portfolio will be subject to federal income taxes at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

The tax consequences of your investment in the Portfolio depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Portfolio and Guarantee for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Portfolio and Guarantee are not purchased as part of an IRA.

Dividend and Capital Gain Distributions

Dividends and capital gain distributions you receive from the Portfolio are subject to federal income taxes whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. For taxable years beginning on or before December 31, 2012, distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Portfolio and shareholder levels. Unless extended by future legislation, the favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2012. If the Portfolio received dividends from an Underlying Portfolio, including an Underlying ETF, that qualifies as a regulated investment company for federal income tax purposes and the Underlying Portfolio designates such dividends as qualified dividend income, then the Portfolio may in turn designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Portfolio meets certain holding period and other requirements with respect to the shares of the Underlying Portfolio.

Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Portfolio.

The Portfolio’s use of a fund-of-funds structure could affect the amount, timing and type of distributions from the Portfolio and, therefore, may increase the amount of taxes payable by you. Generally, the character of the dividends and distributions the Portfolio receives from an Underlying Portfolio will “pass through” to you, subject to certain exceptions, as long as the Portfolio and Underlying Portfolio each qualify as a regulated investment company.

Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If the net asset value of the Portfolio’s shares is reduced below a shareholder’s cost as a result of a distribution by the Portfolio, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.

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Redemptions of Shares

When you redeem shares of the Portfolio, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Portfolio will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. For taxable years beginning on or before December 31, 2012, the maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors has been reduced to 15%. The maximum long-term capital gain rate will return to 20% for taxable years beginning after December 31, 2012, unless Congress enacts legislation providing otherwise. Your ability to utilize capital losses for federal income tax purposes may be limited.

Basis Information

Beginning in 2012, brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. The Fund will report your adjusted basis in Portfolio shares acquired beginning in 2012 either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. The Fund also follows your instructions and elections when determining adjusted basis.

Effect of Foreign Taxes

Dividends and interest received by an Underlying Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Portfolio’s return on such foreign securities, which will reduce the return of the Underlying Portfolio and consequently will reduce the return of your investment in the Portfolio.

If you are neither a citizen nor resident of the United States, certain dividends you receive from the Portfolio may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).

Withholding

If you fail to provide the Portfolio with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Portfolio. Currently, the backup withholding rate is 28% but is scheduled to increase to 31% in 2013.

The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Portfolio. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Portfolio before making an investment in the Portfolio.

Share Classes

The Portfolio has two classes of shares, Class A and Class S shares. Class A shares generally incur sales loads at the time of purchase and are subject to a distribution and services plan fee of 0.25% of average daily net assets and an administrative services fee of 0.05% of average daily net assets. Class S shares are not subject to any sales load but are subject to a distribution and services plan fee of 0.25% of average daily net assets and an administrative services fee of 0.15% of average daily net assets.

Each class of shares generally has the same rights, except for the differing sales loads, distribution and service fees (currently the same for both classes), administrative services fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class of shares with respect to any distribution plan or administrative services plan for such class of shares.

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Class A Shares

Class A shares of the Portfolio are sold at the offering price, which is net asset value per share (“NAV”) plus an initial maximum sales charge as follows:

Class A Shares – Sales Charge Schedule
Your Investment	Sales Charge As a % Of Offering Price	Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
	5.00%	5.26%	5.00%

No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to waived sales charges through certain purchase programs offered by the Portfolio.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge when you are:

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

a financial intermediary purchasing on behalf of your clients and: (i) are compensated by clients on a fee-only basis; or (ii) have entered into an agreement with the Portfolio to offer Class A shares through a no-load network or platform;

•	a current director or officer of the Fund; or

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of GWL&A or a wholly-owned subsidiary of GWL&A, or of a broker-dealer authorized to sell shares of the Portfolio.

Your financial adviser can answer your questions and help you determine if you are eligible. Information about sales charges and sales charge waivers are described in full in this Prospectus. Because the Prospectus is available free of charge at http://www.securefoundationsmartfuture.com, the Fund does not disclose this information separately on the website.

Class A Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class A shares. The plan allows the Class A shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”) for distribution of Class A shares and for providing or arranging for the provision of services to Class A shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class A shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class A shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class A shares of the Portfolio). Because these fees are paid out of Class A’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Class A Administrative Services Fee

The Portfolio has adopted an administrative services plan for Class A shares. Under this plan, the Portfolio has agreements with various shareholder servicing agents to provide administrative and support services to Class A shareholders, which may include, without limitation, acting or arranging for another party to act as recordholder and nominee of the Class A shares beneficially owned by the customers of such shareholder servicing agents; establishing and maintaining or assisting in establishing and maintaining accounts and records with respect to Class A shares owned by each customer; processing dividend and distribution payments from the Portfolio with respect to Class A shares on behalf of customers; processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Class A shares; assisting customers that own Class A shares in changing dividend options, account designations and addresses, and other similar services. For these services, Class A pays an annual fee of up to 0.05% of its average daily net assets.

Class S Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class S shares. The plan allows the Class S shares of the Portfolio to compensate the Distributor for distribution of Class S shares and for providing or arranging for the provision of services to Class S shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class S shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class S shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class S shares of the Portfolio). Because these fees are paid out of Class S’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class S Administrative Services Fee

The Portfolio has adopted an administrative services plan for Class S shares. Under this plan, the Portfolio has agreements with various shareholder servicing agents to provide administrative and support services to Class S shareholders, which may include, without limitation, acting or arranging for another party to act as recordholder and nominee of the Class S shares beneficially owned by the customers of such shareholder servicing agents; establishing and maintaining or assisting in establishing and maintaining accounts and records with respect to Class S shares owned by each customer; processing dividend and distribution payments from the Portfolio with respect to Class S shares on behalf of customers; processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Class S shares; assisting customers that own Class S shares in changing dividend options, account designations and addresses, and other similar services. For these services, Class S pays an annual fee of up to 0.15% of its average daily net assets.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio. These types of arrangements could be viewed

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as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. You may ask your registered representative for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to banks and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the bank or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The Portfolio had not commenced operations as of December 31, 2011; therefore, no financial highlights for the Portfolio are available.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio also include unaudited financial statements.

25

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, contact your financial intermediary or call 1-877-925-0501. The SAI, Annual, and Semi-Annual Reports are available at http://www.securefoundationsmartfuture.com.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

26

MAXIM SERIES FUND, INC.

Maxim SecureFoundation® Lifetime 2015 Portfolio Class G Ticker: MXSJX Class G1 Ticker: MXSKX Class L Ticker: MXLEX	Maxim SecureFoundation® Lifetime 2040 Portfolio Class G Ticker: MXDSX Class G1 Ticker: MXESX Class L Ticker: MXLKX
Maxim SecureFoundation® Lifetime 2020 Portfolio Class G Ticker: MXSMX Class G1 Ticker: MXSPX Class L Ticker: MXLFX	Maxim SecureFoundation® Lifetime 2045 Portfolio Class G Ticker: MXSTX Class G1 Ticker: MXSWX Class L Ticker: MXLNX
Maxim SecureFoundation® Lifetime 2025 Portfolio Class G Ticker: MXSNX Class G1 Ticker: MXSOX Class L Ticker: MXLHX	Maxim SecureFoundation® Lifetime 2050 Portfolio Class G Ticker: MXFSX Class G1 Ticker: MXHSX Class L Ticker: MXLOX
Maxim SecureFoundation® Lifetime 2030 Portfolio Class G Ticker: MXSQX Class G1 Ticker: MXASX Class L Ticker: MXLIX	Maxim SecureFoundation® Lifetime 2055 Portfolio Class G Ticker: MXSYX Class G1 Ticker: MXSZX Class L Ticker: MXLPX
Maxim SecureFoundation® Lifetime 2035 Portfolio Class G Ticker: MXSRX Class G1 Ticker: MXSSX Class L Ticker: MXLJX

(the “Portfolio(s)”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes nine of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. Each Portfolio has three classes of shares – Class G, Class G1 and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolios.

Each Portfolio provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date) and personal objectives. Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios.” If you purchase shares of a Portfolio, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity contract issued by GWL&A. The Guarantee provides guaranteed income for the life of a designated person(s), provided all conditions are met. However, the actual date of purchase of the Guarantee will depend on which Portfolio is selected for investment. For more information, please see the “More Information About the Portfolios” section of this Prospectus.

The Fund may sell shares of the Portfolios to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Portfolios directly; rather you must invest through a Permitted Account that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about the Portfolios that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summaries

Maxim SecureFoundation® Lifetime 2015 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%
Total Annual Portfolio Operating Expenses[1]	0.68%	0.78%	0.93%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundation® Lifetime 2015 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$69	$218	$379	$847
Class G1	$80	$249	$433	$966
Class L	$95	$296	$515	$1,143

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 86.16% of the average value of its portfolio.

1

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2015 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Under normal conditions, the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	24.8%	Diversified Emerging Markets	2.0%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	10.7%	Intermediate-Term Bond	35.8%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	6.8%	Short-Term Income/Cash	5.5%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	14.4%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change asset allocations at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

2

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

3

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

4

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad-based securities market indices and a composite index which has investment characteristics similar to those of the Portfolio. The Portfolio compares its returns to the 2015 Composite Index. The 2015 Composite Index is derived by applying the Portfolio’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2015 Composite Index. No Class L share performance data is provided because Class L shares commenced operations on January 31, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.16%
Worst Quarter	September 2011	-9.29%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (11/13/2009)
Maxim SecureFoundation® Lifetime 2015 Portfolio Class G	0.60%	5.20%
Maxim SecureFoundation® Lifetime 2015 Portfolio Class G1	0.58%	5.12%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	9.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.49%
2015 Composite Index (reflects no deduction for fees, expenses or taxes)	1.19%	6.94%

5

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

Maxim SecureFoundation® Lifetime 2020 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.68%	0.68%	0.68%
Total Annual Portfolio Operating Expenses[1]	0.80%	0.90%	1.05%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

6

Maxim SecureFoundation® Lifetime 2020 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$82	$255	$444	$990
Class G1	$92	$287	$498	$1,108
Class L	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period from January 1, 2011 (inception) through December 31, 2011, the Portfolio’s turnover rate was 233.58% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2020 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Under normal conditions, the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s expected target allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio expects to invest at its inception:

Large Blend	24.8%	Diversified Emerging Markets	2.0%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	10.7%	Intermediate-Term Bond	35.8%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	6.8%	Short-Term Income/Cash	5.5%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	14.4%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change asset allocations at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

7

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited

8

financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

9

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on January 31, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2011.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

Maxim SecureFoundation® Lifetime 2025 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.58%	0.58%	0.58%
Total Annual Portfolio Operating Expenses[1]	0.70%	0.80%	0.95%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

10

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundation® Lifetime 2025 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$72	$224	$390	$871
Class G1	$82	$255	$444	$990
Class L	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 78.32% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2025 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2025, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Portfolios that invest primarily in equity securities and 20-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2015, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2015, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

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Large Blend	26.8%	Diversified Emerging Markets	2.8%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	11.5%	Intermediate-Term Bond	31.3%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	7.8%	Short-Term Income/Cash	3.5%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	16.3%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

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•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small size and medium companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

13

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad-based securities market indices and a composite index which has investment characteristics similar to those of the Portfolio. The Portfolio compares its returns to the 2025 Composite Index. The 2025 Composite Index is derived by applying the Portfolio’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2025 Composite Index. No Class L share performance data is provided because Class L shares commenced operations on January 31, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

14

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	9.35%
Worst Quarter	September 2011	-11.62%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (11/13/2009)
Maxim SecureFoundation® Lifetime 2025 Portfolio Class G	-0.96%	4.72%
Maxim SecureFoundation® Lifetime 2025 Portfolio Class G1	-1.08%	4.67%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	9.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.49%
2025 Composite Index (reflects no deduction for fees, expenses or taxes)	0.47%	6.99%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

Maxim SecureFoundation® Lifetime 2030 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

15

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.66%	0.66%	0.66%
Total Annual Portfolio Operating Expenses[1]	0.78%	0.88%	1.03%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundation® Lifetime 2030 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$80	$249	$433	$966
Class G1	$90	$281	$488	$1,084
Class L	$105	$328	$569	$1,259

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period from January 31, 2011 (inception) through December 31, 2011, the Portfolio’s turnover rate was 10.01% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2030 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2030, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-90% of its net assets in Underlying Portfolios that invest primarily in equity securities and 10-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2020, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2020, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

16

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s expected target allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio expects to invest at its inception:

Large Blend	30.1%	Diversified Emerging Markets	4.0%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	12.9%	Intermediate-Term Bond	22.1%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	9.6%	Short-Term Income/Cash	1.7%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	19.6%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

17

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

18

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

19

Performance

No portfolio performance data is provided because the Portfolio commenced operations on January 31, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2011.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

Maxim SecureFoundation® Lifetime 2035 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.63%	0.63%	0.63%
Total Annual Portfolio Operating Expenses[1]	0.75%	0.85%	1.00%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

20

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundation® Lifetime 2035 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$77	$240	$417	$930
Class G1	$87	$271	$471	$1,049
Class L	$102	$318	$552	$1,225

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 88.96% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2035 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2035, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2025, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2025, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	32.2%	Diversified Emerging Markets	5.4%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	13.8%	Intermediate-Term Bond	14.6%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	11.1%	Short-Term Income/Cash	0.6%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	22.3%
Maxim International Index Portfolio Initial

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The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

22

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

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Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad-based securities market indices and a composite index which has investment characteristics similar to those of the Portfolio. The Portfolio compares its returns to the 2035 Composite Index. The 2035 Composite Index is derived by applying the Portfolio’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2035 Composite Index. No Class L share performance data is provided because Class L shares commenced operations on January 31, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	September 2010	11.28%
Worst Quarter	September 2011	-15.27%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (11/13/2009)
Maxim SecureFoundation® Lifetime 2035 Portfolio Class G	-3.10%	4.29%
Maxim SecureFoundation® Lifetime 2035 Portfolio Class G1	-3.14%	4.26%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	9.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.49%
2035 Composite Index (reflects no deduction for fees, expenses or taxes)	-1.99%	6.98%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

Maxim SecureFoundation® Lifetime 2040 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.65%	0.65%	0.65%
Total Annual Portfolio Operating Expenses[1]	0.77%	0.87%	1.02%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

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Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundation® Lifetime 2040 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$79	$246	$428	$954
Class G1	$89	$278	$482	$1,073
Class L	$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period from January 31, 2011 (inception) through December 31, 2011, the Portfolio’s turnover rate was 8.88% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2040 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2040, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2030, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2030, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s expected target allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio expects to invest at its inception:

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Large Blend	32.6%	Diversified Emerging Markets	6.6%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	14.0%	Intermediate-Term Bond	10.4%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	12.2%	Short-Term Income/Cash	0.1%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	24.1%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

27

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will

28

not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on January 31, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2011.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

Maxim SecureFoundation® Lifetime 2045 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

29

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.64%	0.64%	0.64%
Total Annual Portfolio Operating Expenses[1]	0.76%	0.86%	1.01%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundation® Lifetime 2045 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$78	$243	$422	$942
Class G1	$88	$274	$477	$1,061
Class L	$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 76.01% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2045 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2045, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also

30

invest in the GWL&A Contract. Over time until 2035, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2035, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	31.9%	Diversified Emerging Markets	7.9%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	13.7%	Intermediate-Term Bond	8.8%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	12.8%	Short-Term Income/Cash	0.0%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	24.9%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

31

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

32

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

33

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad-based securities market indices and a composite index which has investment characteristics similar to those of the Portfolio. The Portfolio compares its returns to the 2045 Composite Index. The 2045 Composite Index is derived by applying the Portfolio’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2045 Composite Index. No Class L share performance data is provided because Class L shares commenced operations on January 31, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.79%
Worst Quarter	September 2011	-16.46%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (11/13/2009)
Maxim SecureFoundation® Lifetime 2045 Portfolio Class G	-3.96%	3.93%
Maxim SecureFoundation® Lifetime 2045 Portfolio Class G1	-4.11%	3.86%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	9.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.49%
2045 Composite Index (reflects no deduction for fees, expenses or taxes)	-3.22%	6.70%

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Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

Maxim SecureFoundation® Lifetime 2050 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.60%	0.60%	0.60%
Total Annual Portfolio Operating Expenses[1]	0.72%	0.82%	0.97%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Maxim SecureFoundation® Lifetime 2050 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$74	$230	$401	$894
Class G1	$84	$262	$455	$1,014
Class L	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period from January 31, 2011 (inception) through December 31, 2011, the Portfolio’s turnover rate was 24.88% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2050 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2050, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2040, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2040, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s expected target allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio expects to invest at its inception:

Large Blend	30.7%	Diversified Emerging Markets	9.2%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	13.2%	Intermediate-Term Bond	8.2%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	13.3%	Short-Term Income/Cash	0.0%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	25.4%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

36

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

37

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

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Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on January 31, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2011.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

Maxim SecureFoundation® Lifetime 2055 Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.64%	0.64%	0.64%
Total Annual Portfolio Operating Expenses[1]	0.76%	0.86%	1.01%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

39

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundation® Lifetime 2055 Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$78	$243	$422	$942
Class G1	$88	$274	$477	$1,061
Class L	$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 120.67% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, 2055 (which is assumed to be at age 65). The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio is currently expected (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may also invest in the GWL&A Contract. Over time until 2045, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2045, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

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Large Blend	29.5%	Diversified Emerging Markets	10.5%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	12.6%	Intermediate-Term Bond	8.0%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	13.7%	Short-Term Income/Cash	0.0%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	25.7%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

41

Fund-of-Funds Structure Risk

—

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

—

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

—

The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

42

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad-based securities market indices and a composite index which has investment characteristics similar to those of the Portfolio. The Portfolio compares its returns to the 2055 Composite Index. The 2055 Composite Index is derived by applying the Portfolio’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2055 Composite Index. No Class L share performance data is provided because Class L shares commenced operations on January 31, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

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Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.96%
Worst Quarter	September 2011	-16.88%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (11/13/2009)
Maxim SecureFoundation® Lifetime 2055 Portfolio Class G	-4.42%	3.56%
Maxim SecureFoundation® Lifetime 2055 Portfolio Class G1	-4.59%	3.48%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	9.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.49%
2055 Composite Index (reflects no deduction for fees, expenses or taxes)	-3.88%	6.36%

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

For important information about the purchase and sale of portfolio shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Portfolio Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections on page 45 of this Prospectus.

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Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeem shares of the Portfolio based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Portfolios do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolios and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolios as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolios over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable annuity contract prospectus for more information.

More Information About the Portfolios

Overview of the Portfolios

Each Portfolio is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Portfolios. The Portfolios are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Portfolios strive to provide shareholders with diversification through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Portfolios. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

If you purchase shares of a Portfolio, you are required to purchase the Guarantee issued by GWL&A. For each Portfolio, the Guarantee goes into effect (the “Guarantee Trigger Date”) ten years prior to the year designated in the name of the applicable Portfolio. For example, the Guarantee Trigger Date is January 3, 2045 for the Maxim SecureFoundation Lifetime 2055 Portfolio. If you purchase shares of a Portfolio prior to the applicable Guarantee Trigger Date, you will not be deemed to have purchased the Guarantee until the Guarantee Trigger Date for that Portfolio.

The Guarantee Benefit Fee is currently 0.90% on an annual basis of the value of your Permitted Account allocated to the applicable Portfolio (hereinafter “Portfolio Value”). The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value based on the Portfolio Value as of the date of deduction. Prior to the Guarantee Trigger Date, the Guarantee Benefit Fee will not be charged. For each Portfolio, the Guarantee Benefit Fee will begin to be assessed on the Guarantee

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Trigger Date for that Portfolio. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Portfolio Value. The Guarantee Benefit Fee is assessed monthly in arrears by automatically redeeming shares of the Portfolio. The Guarantee Benefit Fee is in addition to the fees and expenses of the applicable Portfolio. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

The redemption or exchange of all your shares of a Portfolio automatically cancels your Guarantee and all of the benefits of the Guarantee. GWL&A also may terminate the Guarantee under other circumstances. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For retirement plans, GWL&A issues the Guarantee to the plan sponsor to provide a lifetime withdrawal benefit for plan participants. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contract to provide a lifetime withdrawal benefit for the variable annuity contract owner. GWL&A does not issue the Guarantee to MCM or the Portfolios, so the Guarantee does not guarantee the investment performance of any Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

Principal Investment Strategies

The principal investment strategies of the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Portfolio seeks to achieve its objective by investing in a professionally selected mix of Underlying Portfolios that is tailored for investors planning to retire in, or close to, the year designated in the name of the Portfolio (which is assumed to be at age 65). Each Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to the year designated in the name of the Portfolio, each Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time until the Guarantee Trigger Date, each Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Once a Portfolio reaches its Guarantee Trigger Date, the asset allocation between equity and fixed income investments is anticipated to become relatively static, subject to any revisions to the asset classes, asset allocations, and Underlying Portfolios made by MCM. After its Guarantee Trigger Date, it is anticipated that each Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Portfolios. The first step in MCM’s process is to determine each Portfolio’s asset class allocations. MCM has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to MCM in connection with the development and periodic review of each Portfolio’s allocations. However, MCM ultimately has sole responsibility for determining each Portfolio's asset class allocations and its investments in Underlying Portfolios.

Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolios invest. Most, if not all, of the Underlying Portfolios in which the Portfolios invest are Index Portfolios that are designed to track the performance of a specified securities index. The Portfolios follow an approach of investing primarily in Index Portfolios that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.

The following table demonstrates, under normal circumstances, how each Portfolio currently expects (as of the date of this Prospectus) to allocate among equity and fixed income Underlying Portfolios. Please note that each Portfolio’s allocations between equity and fixed income Underlying Portfolios will change over time as further described in this Prospectus.

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Portfolio	Equity Fund Allocation	Fixed Income Fund Allocation
Maxim SecureFoundation® Lifetime 2015 Portfolio	50-70%	30-50%
Maxim SecureFoundation® Lifetime 2020 Portfolio	50-70%	30-50%
Maxim SecureFoundation® Lifetime 2025 Portfolio	60-80%	20-40%
Maxim SecureFoundation® Lifetime 2030 Portfolio	70-90%	10-30%
Maxim SecureFoundation® Lifetime 2035 Portfolio	70-95%	5-30%
Maxim SecureFoundation® Lifetime 2040 Portfolio	70-95%	5-30%
Maxim SecureFoundation® Lifetime 2045 Portfolio	75-95%	5-25%
Maxim SecureFoundation® Lifetime 2050 Portfolio	75-98%	2-25%
Maxim SecureFoundation® Lifetime 2055 Portfolio	75-98%	2-25%

The following table shows the target allocation for the various asset classes and the Underlying Portfolios in which each Portfolio expects to invest as of the date of this Prospectus.

Asset Class (Underlying Portfolios)	2015 Portfolio	2020 Portfolio	2025 Portfolio	2030 Portfolio	2035 Portfolio
Large Blend	24.8%	24.8%	26.8%	30.1%	32.2%
Maxim S&P 500® Index Portfolio Initial
Mid Blend	10.7%	10.7%	11.5%	12.9%	13.8%
Maxim S&P MidCap 400® Index Portfolio Initial
Small Blend	6.8%	6.8%	7.8%	9.6%	11.1%
Maxim S&P SmallCap 600® Index Portfolio Initial
International Large Blend	14.4%	14.4%	16.3%	19.6%	22.3%
Maxim International Index Portfolio Initial
Diversified Emerging Markets	2.0%	2.0%	2.8%	4.0%	5.4%
Northern Emerging Markets Equity Index
Intermediate-Term Bond	35.8%	35.8%	31.3%	22.1%	14.6%
Maxim Bond Index Portfolio Initial
Short-Term Income/Cash	5.5%	5.5%	3.5%	1.7%	0.6%
GWL&A Contract

Asset Class (Underlying Portfolios)	2040 Portfolio	2045 Portfolio	2050 Portfolio	2055 Portfolio
Large Blend	32.6%	31.9%	30.7%	29.5%
Maxim S&P 500® Index Portfolio Initial
Mid Blend	14.0%	13.7%	13.2%	12.6%
Maxim S&P MidCap 400® Index Portfolio Initial
Small Blend	12.2%	12.8%	13.3%	13.7%
Maxim S&P SmallCap 600® Index Portfolio Initial
International Large Blend	24.1%	24.9%	25.4%	25.7%
Maxim International Index Portfolio Initial
Diversified Emerging Markets	6.6%	7.9%	9.2%	10.5%
Northern Emerging Markets Equity Index
Intermediate-Term Bond	10.4%	8.8%	8.2%	8.0%
Maxim Bond Index Portfolio Initial
Short-Term Income/Cash	0.1%	0.0%	0.0%	0.0%
GWL&A Contract

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MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to these allocations, the Underlying Portfolio allocations, or the Underlying Portfolios themselves from time to time as appropriate to the individual strategies of each Portfolio and in order to help achieve each Portfolio’s investment objective. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Portfolios will not necessarily invest in the Underlying Portfolios listed above, and may invest in Underlying Portfolios not listed above.

Each Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Portfolio at the Underlying Portfolio level.

The potential rewards and risks associated with each Portfolio depend on both the asset class allocations and the chosen mix of Underlying Portfolios. There can be no guarantee, however, that any of the Portfolios will meet its respective objective.

Each Portfolio may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If a Portfolio invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Portfolio. The GWL&A Contract has a stable principal value and will pay each Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed interest rates provided under the GWL&A Contract, the Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. As a result of investments in the GWL&A Contract, the Portfolios are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations.

The Underlying Portfolios may include mutual funds that are directly advised by MCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by MCM, mutual funds that are advised by an affiliate of MCM, and mutual funds that are advised by unaffiliated investment advisers.

The following chart illustrates the Portfolios’ target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolios’ neutral allocations (without any tactical adjustments by MCM). The Portfolios’ actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

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In pursuing each Portfolio’s investment objective, MCM has considerable discretion with respect to the use of investments and investment strategies, which means that MCM can decide whether to use them or not.

Each Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed by the Fund’s Board of Directors without shareholder approval.

Additional Information About Underlying Portfolio Investment Strategies

By owning shares of Underlying Portfolios, each of the Portfolios indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolios, including, without limitation U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

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As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Fixed income Securities

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Foreign Securities

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market

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countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Portfolios Designed to Track a Benchmark Index

Certain of the Underlying Portfolios are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Portfolios”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of an Index Portfolio will generally decline when the performance of its benchmark index declines. Because each Index Portfolio may track an index before fees and expenses, the Index Portfolio may not purchase other securities that may help offset declines in an index. In addition, because an Index Portfolio may not hold all issues included in an index, may not always be fully invested, and bears management fees and other expenses and transaction costs in trading securities, the performance of an Index Portfolio may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Temporary Investment Strategies

Each Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include: Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a company; bankers’ acceptances; which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolios are summarized in the “Portfolio Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Fund-of-Funds Structure Risk

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Since the Portfolios invest directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolios. To the extent a Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

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Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolios. As a result, over the long-term the Portfolios’ ability to meet their investment objectives will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

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The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

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Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

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The ability of the Portfolios to achieve their investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

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The Portfolios are classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolios’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolios’ investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolios. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios.

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From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolios.

Portfolio Turnover Risk (applicable to the Maxim SecureFoundation® Lifetime 2020 and Maxim SecureFoundation® Lifetime 2055 Portfolios) - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolios allocate to Underlying Portfolios that invest in equity securities, the greater the expected risk.

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Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. Foreign counties may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. The Underlying Portfolios accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Portfolios in which the Portfolios invests are Index Portfolios. Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment

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results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating fees and expenses (for example, management fees) that will reduce the Index Portfolios' total return. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - Underlying Portfolios may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

You should be aware that the Portfolios are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee

In addition to risks related to the Portfolios, investors who allocate account value to the Portfolios will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus or disclosure statement, as applicable, and include, but are not limited to, the following:

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Depending on your pattern of share redemptions, your lifespan and the applicable Portfolio’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

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The exchange or redemption of Portfolio shares negatively affects the account value to which the Guarantee applies. Therefore, exchanges or redemptions of Portfolio shares adversely affect the benefit under the Guarantee.

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The Guarantee is currently only available to owners of variable annuity contracts, IRA custodians or trustees and to plan sponsors of certain retirement plans. You may lose the benefit of the Guarantee if,

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for example, the annuity contract pursuant to which the Guarantee is issued terminates, your IRA terminates, you change your IRA provider, you change your retirement plan record keeper, or the sponsor of your retirement plan makes changes to the contract, the plan or the plan’s record keeper.

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GWL&A reserves the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.5% of the Portfolio Value upon 30 days written notice. GWL&A also reserves the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

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The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you, including, without limitation, if the Portfolio becomes ineligible or is liquidated, or if GWL&A does not receive the Guarantee Benefit Fee. If the Guarantee is terminated, GWL&A will not refund your Guarantee Benefit Fee.

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If GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund which may have higher fees and charges and different objective/strategies, and may result in an increase in the Guarantee Benefit Fee.

•	Any payments under the Guarantee depend on GWL&A’s long-term ability to make such payments.
•	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus or disclosure statement, as applicable.

Other Risk Factors Associated with the Portfolios

As a mutual fund, the Portfolios are subject to market risk. The value of each Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolios and the Underlying Portfolios.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolios or any Underlying Portfolios will achieve their objectives. The Portfolios should not be considered to be a complete solution to the retirement needs of investors. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of any Portfolio.

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A complete listing of the Portfolios’ investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Portfolios’ Fees and Expenses

Except as noted in the footnotes to each Portfolio’s table of Annual Portfolio Operating Expenses, the expenses shown in each Portfolio’s table of Annual Portfolio Operating Expenses are for the fiscal period ended December 31, 2011. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

With respect to each Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolios. Since the Portfolios pursue their investment objectives by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolios.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolios would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolios also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Portfolios. The Portfolios currently do not but may in the future purchase a class of shares of affiliated Underlying Portfolios that imposes a Rule 12b-1 fee. The Portfolios will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales charge.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolios. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the Portfolios’ investment program. Mr. Corbett, Chairman, President and Chief Executive Officer of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolios since inception. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

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Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolios.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class G1 and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolios’ Semi-Annual Report to shareholders for the period ended June 30, 2012.

Shareholder Information

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Fund may sell shares of the Portfolios to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

Each Portfolio values its shares of the Underlying Portfolios at the Underlying Portfolio's respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available, each Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because each Portfolio is primarily invested in shares of Underlying Portfolios, each Portfolio’s net asset value is based primarily on the net asset value of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

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Purchasing and Redeeming Shares

If you purchase shares of a Portfolio, you are required to purchase the Guarantee. However, the Guarantee does not go into effect until the Guarantee Trigger Date applicable to that Portfolio. If you purchase shares of a Portfolio prior to the applicable Guarantee Trigger Date, you will not be deemed to have purchased the Guarantee until the Guarantee Trigger Date for that Portfolio. All share purchase and redemption policies described herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus or disclosure statement, as applicable.

The Guarantee Benefit Fee is currently 0.90% on an annual basis of your Portfolio Value. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value based on the Portfolio Value as of the date of deduction. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Portfolio Value. The Guarantee Benefit Fee is assessed monthly in arrears by automatically redeeming shares of the Portfolio (or sub-account units in the case of a variable annuity contract). The Guarantee Benefit Fee is in addition to the fees and expenses of the applicable Portfolio. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

It is important for you to understand how the Guarantee works. Redemptions from the Portfolio may affect the Guarantee. Redemption of all your Portfolio shares would generally result in the cancellation of the Guarantee and all of the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of a Portfolio are not permitted for a period of 90 days following the cancellation. After cancellation of the Guarantee, any accepted purchase of a Portfolio shall be deemed to be a re-election of the Guarantee. In addition, following the redemption of any shares of a Portfolio, other than the redemption of Portfolio shares to pay the Guarantee Benefit Fee or other permitted fees or taxes as described in the Guarantee prospectus or disclosures statement, as applicable, additional purchases of shares of a Portfolio are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions, as permitted under the terms of the Guarantee. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including the effect share redemptions may have on your benefits under the Guarantee and the effect share redemptions may have on your ability to purchase additional shares of a Portfolio.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of a Portfolio, other than purchases with dividend and capital gains distributions, are not permitted. Also, initial purchases of shares of a Portfolio are not permitted once the variable annuity contract owner, IRA owner, or retirement plan participant reaches the age of 85. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including restrictions on purchases.

The Guarantee may be available with other portfolios of the Fund. The purchase or redemption of shares of a Portfolio does not affect the Guarantee associated with any other portfolio of the Fund. Likewise, the purchase or redemption of shares of other portfolios of the Fund with which the Guarantee is available does not affect the Guarantee associated with a Portfolio. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contracts to provide a lifetime withdrawal benefit for the variable annuity contract owner. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. The Guarantee is not issued to MCM or the Portfolios, so the Guarantee does not guarantee the investment performance of any Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

Permitted Accounts place orders to purchase and redeem shares of the Portfolios based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or

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administrator for information concerning the procedures for purchasing and redeeming shares of the Portfolios. The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Portfolios do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolios on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolios.

Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect redemptions or exchanges may have on the benefits under your Guarantee. The redemption or exchange of all shares of a Portfolio would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee.

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Shares of the Portfolios

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Portfolio through subaccount units, IRA owners and other retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

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The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if a Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the

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discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolios. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Federal Income Tax Consequences

Each Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Portfolio is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Portfolio are considered separately for purposes of determining whether or not the Portfolio qualifies as a regulated investment company.

If a Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if a Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolios depend on the provisions of the Permitted Account through which you invest in the Portfolios. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by an Underlying Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Portfolio’s return on such foreign securities, which will reduce the return of any Portfolio that invests in the Underlying Portfolio.

Share Classes

The Portfolios have three classes of shares, Class G, Class G1 and Class L. Each class is identical except that Class G1 shares and Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class G1 Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for their Class G1 shares. The plan allows the Class G1 shares of the Portfolios to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class G1 shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the Portfolio). Because these fees are paid out of Class G1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution Plan

The Portfolios have adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolios to compensate the Distributor for distribution of Class L shares and for

62

providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolios and/or for providing or arranging for the provision of services to the Portfolios’ Class L shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolios attributable certain Permitted Account. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolios instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolios) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolios or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

63

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolios, the 0.35% fee applies only to assets invested in the GWL&A Contact and Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, the unaffiliated Underlying Portfolio entities pay the Distributor a fee of 0.25% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a Portfolio

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of each Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio’s Class G, G1 and L shares for the past five years, or, if shorter, the period of the Class’s operations. Certain information reflects financial results for a single Portfolio (Class G, Class G1 or Class L) share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Portfolio’s financial statements, are included in the Portfolios’ Annual Report, which is available upon request.

64

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim SecureFoundation Lifetime 2015 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF YEAR	$10.61	$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.73	0.21	0.11
Capital gain distributions received	0.04	0.04	0.02
Net realized and unrealized gain (loss)	(0.71)	0.73	(0.05)

Total Income From Investment Operations	0.06	0.98	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.68)	(0.26)	(0.11)
From net realized gains	(0.09)	(0.08)	–

Total Distributions	(0.77)	(0.34)	(0.11)

NET ASSET VALUE, END OF YEAR	$9.90	$10.61	$9.97

TOTAL RETURN(b)	0.60%	10.03%	0.83%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$2,805	$910	$13
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income (loss) to average net assets	2.13%	5.18%	8.63%	(e)
Portfolio turnover rate(f)	86%	96%	1%	(c)

(a)	Class G commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

65

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim SecureFoundation Lifetime 2015 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF YEAR	$10.66	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.66	0.20		0.11
Capital gain distributions received	0.04	0.04		0.02
Net realized and unrealized gain (loss)	(0.64)	0.73		(0.05)

Total Income From Investment Operations	0.06	0.97		0.08

LESS DISTRIBUTIONS:
From net investment income	(0.66)	(0.20)		(0.11)
From net realized gains	(0.09)	(0.08)		–

Total distributions	(0.75)	(0.28)		(0.11)

NET ASSET VALUE, END OF YEAR	$9.97	$10.66		$9.97

TOTAL RETURN(b)	0.58%	9.87%	(c)	0.83%	(d) (c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$44,131	$27,241		$13
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.12%	(f)
Ratio of net investment income to average net assets	1.88%
Before waiver	N/A	3.88%		8.55%	(f)
After waiver	N/A	3.88%		8.63%	(f)
Portfolio turnover rate(g)	86%	96%		1%	(d)

(a)	Class G1 commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

66

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim SecureFoundation Lifetime 2015 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.76
Capital gain distributions received	0.04
Net realized and unrealized loss	(0.89)

Total Loss From Investment Operations	(0.09)

LESS DISTRIBUTIONS:
From net investment income	(0.76)
From net realized gains	(0.01)

Total Distributions	(0.77)

NET ASSET VALUE, END OF PERIOD	$9.14

TOTAL RETURN(b)	(0.94%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$424
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.36%	(f)
Ratio of net investment income to average net assets
Before waiver	2.21%	(f)
After waiver	2.22%	(f)
Portfolio turnover rate(g)	86%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

67

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim SecureFoundation Lifetime 2020 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13
Capital gain distributions received	0.04
Net realized and unrealized loss	(0.23)

Total Loss From Investment Operations	(0.06)

LESS DISTRIBUTIONS:
From net investment income	(0.13)
From net realized gains	–

Total Distributions	(0.13)

NET ASSET VALUE, END OF PERIOD	$9.81

TOTAL RETURN(b)	(0.61%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$30
Ratio of expenses to average net assets(d)	0.12%	(e)
Ratio of net investment income (loss) to average net assets	2.46%	(e)
Portfolio turnover rate(f)	234%	(c)

(a)	Class G commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

68

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011(a)
Maxim SecureFoundation Lifetime 2020 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15
Capital gain distributions received	0.04
Net realized and unrealized loss	(0.24)

Total Loss From Investment Operations	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.15)
From net realized gains	–

Total distributions	(0.15)

NET ASSET VALUE, END OF PERIOD	$9.80

TOTAL RETURN(b)	(0.47%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$571
Ratio of expenses to average net assets(e)
Before waiver	0.22%	(f)
After waiver	0.22%	(f)
Ratio of net investment income to average net assets
Before waiver	5.08%	(f)
After waiver	5.08%	(f)
Portfolio turnover rate(g)	234%	(d)

(a)	Class G1 commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

69

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim SecureFoundation Lifetime 2020 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15
Capital gain distributions received	0.04
Net realized and unrealized loss	(0.24)

Total Loss From Investment Operations	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.15)
From net realized gains	–

Total Distributions	(0.15)

NET ASSET VALUE, END OF PERIOD	$9.80

TOTAL RETURN(b)	(0.47%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$268
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.17%	(f)
Ratio of net investment income to average net assets
Before waiver	17.24%	(f)
After waiver	17.43%	(f)
Portfolio turnover rate(g)	234%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

70

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim SecureFoundation Lifetime 2025 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF YEAR	$10.66	$9.99	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.65	0.24	0.13
Capital gain distributions received	0.04	0.03	0.01
Net realized and unrealized gain (loss)	(0.79)	0.74	(0.02)

Total Income (Loss) From Investment Operations	(0.10)	1.01	0.12

LESS DISTRIBUTIONS:
From net investment income	(0.65)	(0.24)	(0.13)
From net realized gains	(0.07)	(0.10)	–

Total Distributions	(0.72)	(0.34)	(0.13)

NET ASSET VALUE, END OF YEAR	$9.84	$10.66	$9.99

TOTAL RETURN(b)	(0.96%)	10.31%	1.15%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$2,227	$1,468	$13
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income (loss) to average net assets	1.91%	3.20%	9.52%	(e)
Portfolio turnover rate(f)	78%	90%	1%	(c)

(a)	Class G commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

71

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim SecureFoundation Lifetime 2025 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF YEAR	$10.71	$9.99		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.64	0.20		0.13
Capital gain distributions received	0.05	0.03		0.01
Net realized and unrealized gain (loss)	(0.81)	0.79		(0.02)

Total Income (Loss) From Investment Operations	(0.12)	1.02		0.12

LESS DISTRIBUTIONS:
From net investment income	(0.64)	(0.20)		(0.13)
From net realized gains	(0.07)	(0.10)		–

Total distributions	(0.71)	(0.30)		(0.13)

NET ASSET VALUE, END OF YEAR	$9.88	$10.71		$9.99

TOTAL RETURN(b)	(1.08%)	10.33%	(c)	1.15%	(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$34,165	$16,829		$13
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.12%	(f)
Ratio of net investment income to average net assets	1.91%
Before waiver	N/A	4.04%		9.43%	(f)
After waiver	N/A	4.04%		9.52%	(f)
Portfolio turnover rate(g)	78%	90%		1%	(d)

(a)	Class G1 commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

72

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim SecureFoundation Lifetime 2025 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72
Capital gain distributions received	0.04
Net realized and unrealized loss	(1.03)

Total Loss From Investment Operations	(0.27)

LESS DISTRIBUTIONS:
From net investment income	(0.72)
From net realized gains	–

Total Distributions	(0.72)

NET ASSET VALUE, END OF PERIOD	$9.01

TOTAL RETURN(b)	(2.67%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$132
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.32%	(f)
Ratio of net investment income to average net assets
Before waiver	2.47%	(f)
After waiver	2.52%	(f)
Portfolio turnover rate(g)	78%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

73

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim SecureFoundation Lifetime 2030 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12
Capital gain distributions received	0.05
Net realized and unrealized loss	(0.54)

Total Loss From Investment Operations	(0.37)

LESS DISTRIBUTIONS:
From net investment income	(0.12)
From net realized gains	–

Total Distributions	(0.12)

NET ASSET VALUE, END OF PERIOD	$9.51

TOTAL RETURN(b)	(3.76%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$29
Ratio of expenses to average net assets(d)	0.12%	(e)
Ratio of net investment income (loss) to average net assets	2.83%	(e)
Portfolio turnover rate(f)	10%	(c)

(a)	Class G commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

74

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim SecureFoundation Lifetime 2030 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13
Capital gain distributions received	0.04
Net realized and unrealized loss	(0.55)

Total Loss From Investment Operations	(0.38)

LESS DISTRIBUTIONS:
From net investment income	(0.13)
From net realized gains	–

Total distributions	(0.13)

NET ASSET VALUE, END OF PERIOD	$9.49

TOTAL RETURN(b)	(3.77%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$877
Ratio of expenses to average net assets(e)
Before waiver	0.22%	(f)
After waiver	0.19%	(f)
Ratio of net investment income to average net assets
Before waiver	7.80%	(f)
After waiver	7.82%	(f)
Portfolio turnover rate(g)	10%	(d)

(a)	Class G1 commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

75

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended
	December 31,
	2011 (a)
Maxim SecureFoundation Lifetime 2030 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09
Capital gain distributions received	0.05
Net realized and unrealized loss	(0.51)

Total Loss From Investment Operations	(0.37)

LESS DISTRIBUTIONS:
From net investment income	(0.09)
From net realized gains	–

Total Distributions	(0.09)

NET ASSET VALUE, END OF PERIOD	$9.54

TOTAL RETURN(b)	(3.75%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$12
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.12%	(f)
Ratio of net investment income to average net assets
Before waiver	1.56%	(f)
After waiver	1.81%	(f)
Portfolio turnover rate(g)	10%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

76

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim SecureFoundation Lifetime 2035 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF YEAR	$10.80	$10.01	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.78	0.22	0.14
Capital gain distributions received	0.05	0.01	0.01
Net realized and unrealized gain (loss)	(1.16)	0.90	–

Total Income (Loss) From Investment Operations	(0.33)	1.13	0.15

LESS DISTRIBUTIONS:
From net investment income	(0.77)	(0.23)	(0.14)
From net realized gains	(0.06)	(0.11)	–

Total Distributions	(0.83)	(0.34)	(0.14)

NET ASSET VALUE, END OF YEAR	$9.64	$10.80	$10.01

TOTAL RETURN(b)	(3.10%)	11.36%	1.51%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$1,059	$843	$13
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income (loss) to average net assets	1.73%	3.34%	10.78%	(e)
Portfolio turnover rate(f)	89%	75%	1%	(c)

(a)	Class G commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

77

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009(a)
Maxim SecureFoundation Lifetime 2035 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF YEAR	$10.83	$10.01		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.76	0.19		0.14
Capital gain distributions received	0.05	0.01		0.01
Net realized and unrealized gain (loss)	(1.15)	0.92		–

Total Income (Loss) From Investment Operations	(0.34)	1.12		0.15

LESS DISTRIBUTIONS:
From net investment income	(0.76)	(0.19)		(0.14)
From net realized gains	(0.06)	(0.11)		–

Total distributions	(0.82)	(0.30)		(0.14)

NET ASSET VALUE, END OF YEAR	$9.67	$10.83		$10.01

TOTAL RETURN(b)	(3.14%)	11.32%	(c)	1.51%	(d) (c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$19,711	$8,615		$13
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.12%	(f)
Ratio of net investment income to average net assets	1.76%
Before waiver	N/A	3.99%		10.70%	(f)
After waiver	N/A	3.99%		10.78%	(f)
Portfolio turnover rate(g)	89%	75%		1%	(d)

(a)	Class G1 commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

78

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim SecureFoundation Lifetime 2035 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.80
Capital gain distributions received	0.05
Net realized and unrealized loss	(1.34)

Total Loss From Investment Operations	(0.49)

LESS DISTRIBUTIONS:
From net investment income	(0.80)
From net realized gains	–

Total Distributions	(0.80)

NET ASSET VALUE, END OF PERIOD	$8.71

TOTAL RETURN(b)	(4.84%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$12
Ratio of expenses to average net assets(e)
Before waiver	0.36%	(f)
After waiver	0.12%	(f)
Ratio of net investment income to average net assets
Before waiver	1.50%	(f)
After waiver	1.73%	(f)
Portfolio turnover rate(g)	89%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

79

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011 (a)
Maxim SecureFoundation Lifetime 2040 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11
Capital gain distributions received	0.06
Net realized and unrealized loss	(0.71)

Total Loss From Investment Operations	(0.54)

LESS DISTRIBUTIONS:
From net investment income	(0.11)
From net realized gains	–

Total Distributions	(0.11)

NET ASSET VALUE, END OF PERIOD	$9.35

TOTAL RETURN(b)	(5.40%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$12
Ratio of expenses to average net assets(d)	0.12%	(e)
Ratio of net investment income (loss) to average net assets	1.69%	(e)
Portfolio turnover rate(f)	9%	(c)

(a)	Class G commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

80

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011(a)
Maxim SecureFoundation Lifetime 2040 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15
Capital gain distributions received	0.05
Net realized and unrealized loss	(0.74)

Total Loss From Investment Operations	(0.54)

LESS DISTRIBUTIONS:
From net investment income	(0.15)
From net realized gains	–

Total distributions	(0.15)

NET ASSET VALUE, END OF PERIOD	$9.31

TOTAL RETURN(b)	(5.43%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$858
Ratio of expenses to average net assets(e)
Before waiver	0.22%	(f)
After waiver	0.21%	(f)
Ratio of net investment income to average net assets
Before waiver	6.06%	(f)
After waiver	6.07%	(f)
Portfolio turnover rate(g)	9%	(d)

(a)	Class G1 commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

81

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011 (a)
Maxim SecureFoundation Lifetime 2040 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11
Capital gain distributions received	0.06
Net realized and unrealized loss	(0.71)

Total Loss From Investment Operations	(0.54)

LESS DISTRIBUTIONS:
From net investment income	(0.11)
From net realized gains	–

Total Distributions	(0.11)

NET ASSET VALUE, END OF PERIOD	$9.35

TOTAL RETURN(b)	(5.40%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$12
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.12%	(f)
Ratio of net investment income to average net assets
Before waiver	1.44%	(f)
After waiver	1.69%	(f)
Portfolio turnover rate(g)	9%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

82

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim SecureFoundation Lifetime 2045 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF YEAR	$10.85	$10.01	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.77	0.21	0.15
Capital gain distributions received	0.06	0.01	–
Net realized and unrealized gain (loss)	(1.26)	0.92	0.01

Total Income (Loss) From Investment Operations	(0.43)	1.14	0.16

LESS DISTRIBUTIONS:
From net investment income	(0.76)	(0.22)	(0.15)
From net realized gains	(0.06)	(0.08)	–

Total Distributions	(0.82)	(0.30)	(0.15)

NET ASSET VALUE, END OF YEAR	$9.60	$10.85	$10.01

TOTAL RETURN(b)	(3.96%)	11.41%	1.60%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$1,784	$1,629	$13
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income (loss) to average net assets	1.63%	3.37%	11.44%	(e)
Portfolio turnover rate(f)	76%	64%	1%	(c)

(a)	Class G commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

83

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010		2009	(a)
Maxim SecureFoundation Lifetime 2045 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF YEAR	$10.88	$10.01		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.76	0.19		0.15
Capital gain distributions received	0.06	0.01		–
Net realized and unrealized gain (loss)	(1.27)	0.94		0.01

Total Income (Loss) From Investment Operations	(0.45)	1.14		0.16

LESS DISTRIBUTIONS:
From net investment income	(0.76)	(0.19)		(0.15)
From net realized gains	(0.06)	(0.08)		–

Total distributions	(0.82)	(0.27)		(0.15)

NET ASSET VALUE, END OF YEAR	$9.61	$10.88		$10.01

TOTAL RETURN(b)	(4.11%)	11.43%	(c)	1.60%	(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$7,986	$2,632		$13
Ratio of expenses to average net assets(e)	0.22%
Before waiver	N/A	0.22%		0.22%	(f)
After waiver	N/A	0.22%		0.12%	(f)
Ratio of net investment income to average net assets	1.84%
Before waiver	N/A	4.10%		11.35%
After waiver	N/A	4.10%		11.44%	(f)
Portfolio turnover rate(g)	76%	64%		1%	(d)

(a)	Class G1 commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

84

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011 (a)
Maxim SecureFoundation Lifetime 2045 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.80
Capital gain distributions received	0.05
Net realized and unrealized loss	(1.42)

Total Loss From Investment Operations	(0.57)

LESS DISTRIBUTIONS:
From net investment income	(0.80)
From net realized gains	(0.01)

Total Distributions	(0.81)

NET ASSET VALUE, END OF PERIOD	$8.62

TOTAL RETURN(b)	(5.73%	)(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$12
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.12%	(f)
Ratio of net investment income to average net assets
Before waiver	1.43%	(f)
After waiver	1.68%	(f)
Portfolio turnover rate(g)	76%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

85

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011 (a)
Maxim SecureFoundation Lifetime 2050 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16
Capital gain distributions received	0.06
Net realized and unrealized loss	(0.83)

Total Loss From Investment Operations	(0.61)

LESS DISTRIBUTIONS:
From net investment income	(0.16)
From net realized gains	–

Total Distributions	(0.16)

NET ASSET VALUE, END OF PERIOD	$9.23

TOTAL RETURN(b)	(6.07%	)(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$12
Ratio of expenses to average net assets(d)	0.12%	(e)
Ratio of net investment income (loss) to average net assets	1.67%	(e)
Portfolio turnover rate(f)	25%	(c)

(a)	Class G commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

86

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31,
	2011 (a)
Maxim SecureFoundation Lifetime 2050 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19
Capital gain distributions received	0.05
Net realized and unrealized loss	(0.86)

Total Loss From Investment Operations	(0.62)

LESS DISTRIBUTIONS:
From net investment income	(0.19)
From net realized gains	–

Total distributions	(0.19)

NET ASSET VALUE, END OF PERIOD	$9.19

TOTAL RETURN(b)	(6.19%	)(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$75
Ratio of expenses to average net assets(e)
Before waiver	0.22%	(f)
After waiver	0.18%	(f)
Ratio of net investment income to average net assets
Before waiver	4.16%	(f)
After waiver	4.21%	(f)
Portfolio turnover rate(g)	25%	(d)

(a)	Class G1 commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

87

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim SecureFoundation Lifetime 2050 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16
Capital gain distributions received	0.06
Net realized and unrealized loss	(0.83)

Total Loss From Investment Operations	(0.61)

LESS DISTRIBUTIONS:
From net investment income	(0.16)
From net realized gains	–

Total Distributions	(0.16)

NET ASSET VALUE, END OF PERIOD	$9.23

TOTAL RETURN(b)	(6.07%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$12
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.12%	(f)
Ratio of net investment income to average net assets
Before waiver	1.42%	(f)
After waiver	1.67%	(f)
Portfolio turnover rate(g)	25%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

88

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009(a)
Maxim SecureFoundation Lifetime 2055 Portfolio - Class G

NET ASSET VALUE, BEGINNING OF YEAR	$10.83	$9.99	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.80	0.20	0.16
Capital gain distributions received	0.06	0.01	–
Net realized and unrealized gain (loss)	(1.33)	0.90	(0.01)

Total Income (Loss) From Investment Operations	(0.47)	1.11	0.15

LESS DISTRIBUTIONS:
From net investment income	(0.82)	(0.18)	(0.16)
From net realized gains	(0.02)	(0.09)	–

Total Distributions	(0.84)	(0.27)	(0.16)

NET ASSET VALUE, END OF YEAR	$9.52	$10.83	$9.99

TOTAL RETURN(b)	(4.42%)	11.22%	1.48%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$44	$23	$13
Ratio of expenses to average net assets(d)	0.12%	0.12%	0.12%	(e)
Ratio of net investment income (loss) to average net assets	2.13%	2.53%	12.02%	(e)
Portfolio turnover rate(f)	121%	65%	1%	(c)

(a)	Class G commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Does not include expenses of the underlying investments in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.

89

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011		2010		2009(a)
Maxim SecureFoundation Lifetime 2055 Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF YEAR	$10.82		$9.99		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.80		0.20		0.16
Capital gain distributions received	0.06		0.01		–
Net realized and unrealized gain (loss)	(1.35)		0.91		(0.01)

Total Income (Loss) From Investment Operations	(0.49)		1.12		0.15

LESS DISTRIBUTIONS:
From net investment income	(0.80)		(0.20)		(0.16)
From net realized gains	(0.02)		(0.09)		–

Total distributions	(0.82)		(0.29)		(0.16)

NET ASSET VALUE, END OF YEAR	$9.51		$10.82		$9.99

TOTAL RETURN(b)	(4.59%)	(c)	11.25%	(c)	1.48%	(d) (c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$399		$214		$13
Ratio of expenses to average net assets(e)
Before waiver	0.22%		0.22%		0.22%	(f)
After waiver	0.22%		0.20%		0.12%	(f)
Ratio of net investment income to average net assets
Before waiver	1.76%		4.68%		11.93%	(f)
After waiver	1.76%		4.70%		12.02%	(f)
Portfolio turnover rate(g)	121%		65%		1%	(d)

(a)	Class G1 commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

90

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim SecureFoundation Lifetime 2055 Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.81
Capital gain distributions received	0.05
Net realized and unrealized loss	(1.49)

Total Loss From Investment Operations	(0.63)

LESS DISTRIBUTIONS:
From net investment income	(0.81)
From net realized gains	–

Total Distributions	(0.81)

NET ASSET VALUE, END OF PERIOD	$8.56

TOTAL RETURN(b)	(6.33%)	(c) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$12
Ratio of expenses to average net assets(e)
Before waiver	0.37%	(f)
After waiver	0.12%	(f)
Ratio of net investment income to average net assets
Before waiver	1.42%	(f)
After waiver	1.67%	(f)
Portfolio turnover rate(g)	121%	(c)

(a)	Class L commenced operations on January 31, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Does not include expenses of the underlying investments in which the Portfolio invests.
(f)	Annualized
(g)	Portfolio turnover is calculated at the Portfolio level.

91

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments will be available in the Annual and Semi-Annual Reports to shareholders for the Portfolios. In the Annual Report for the Portfolios, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. Semi-Annual Reports for the Portfolios include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolios, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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Appendix A

Description of Composite Indexes

Each Portfolio compares its returns to a Composite Index. The Composite Index is derived by applying each Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes:

•	the S&P 500® Index (large blend) (Portfolio inception to present);
•	the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);
•	the S&P SmallCap 600® Index (small blend) (Portfolio inception to present);
•	the MSCI EAFE® Index (international large blend) (Portfolio inception to present);
•	the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present); and
•	the Barclays U.S. Aggregate Bond Index (intermediate term bond) (Portfolio inception to present).

Over time, the Composite Indexes will change with each Portfolio’s target asset allocation. When the Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2011, the MSCI EAFE® Index consisted of 22 developed market country indices.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

BarclaysBarclays Barclays BarclaysBarclays

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MAXIM SERIES FUND, INC.

Maxim Putnam Equity Income Portfolio

Initial Class Ticker: MXQIX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks capital growth and current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.10%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period from June 16, 2011 (inception) through December 31, 2011, the Portfolio’s turnover rate was 49.35% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will, under normal circumstances, invest at least 80% of its net assets in equity securities. The Portfolio invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio manager believes are currently undervalued by the market. If the portfolio manager is correct and other investors recognize the value of the company, the price of its stock may rise. The Portfolio invests mainly in large companies, which are of a size similar to those in the Russell 1000 Value Index (which was composed of companies having a market capitalization of between $604.6 million and $406.3 billion as of December 31, 2011). The portfolio manager may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Portfolio may also invest in common stocks of small and medium size U.S. companies, convertible securities, as well as companies from outside the U.S.

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Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Investment Style Risk - Returns from large-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on June 16, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Sub-Adviser

Putnam Investment Management, LLC

Portfolio Manager

Bartlett Geer, CFA, Portfolio Manager, has managed the Portfolio since 2011.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college

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savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed by the Fund’s Board of Directors without shareholder approval. The Portfolio will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

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Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in small and medium size companies. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

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American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Fixed Income Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

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Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and

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notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which

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to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

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There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.10% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with

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investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, MA 02109. Putnam is an affiliate of MCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to MCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Putnam has managed mutual funds since 1937.

Bartlett Geer is the portfolio manager of the Portfolio. Mr. Geer is a Portfolio Manager of Putnam Equity Income Fund and U.S. large cap value equity institutional portfolios. Mr. Geer, who joined Putnam in 2000, is a CFA charter holder and has been in the investment industry since 1981. Prior to joining Putnam, Mr. Geer worked at State Street Research & Management as an Equity Portfolio Manager (1992-2000), Portfolio Manager and Head of High Yield (1986-2000) and Equity Analyst (1981-1986). Mr. Geer earned his B.A. from Dartmouth College and his M.B.A. from The Amos Tuck School of Business, Dartmouth College.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could

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affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed

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at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at

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any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain

13

Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

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Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.

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Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim Putnam Equity Income Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09
Net realized and unrealized loss	(0.28)

Total Loss From Investment Operations	(0.19)

LESS DISTRIBUTIONS:
Return of capital	(0.00)	(b)
From net investment income	(0.09)

Total Distributions	(0.09)

NET ASSET VALUE, END OF PERIOD	$9.72

TOTAL RETURN(c)	(1.88%)	(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$297,144
Ratio of expenses to average net assets	1.10%	(e)
Ratio of net investment income to average net assets	1.79%	(e)
Portfolio turnover rate	49%	(d)

(a)	The Portfolio commenced operations on June 16, 2011.
(b)	The distribution from return of capital was less than $0.01 per share.
(c)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(d)	Not annualized for periods less than one year.
(e)	Annualized

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

17

MAXIM SERIES FUND, INC.

Maxim American Century Growth Portfolio

Initial Class Ticker: MXGRX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2012

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.00%	1.25%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$102	$318	$552	$1,225
Class L	$127	$397	$686	$1,511

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the period from June 16, 2011 (inception) through December 31, 2011, the Portfolio’s turnover rate was 54.59% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio, under normal circumstances, invests in stocks of companies the portfolio managers believe will increase in value over time. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Although the portfolio managers intend to invest the Portfolio’s assets primarily in U.S. securities, the Portfolio may invest in securities of foreign companies, including companies located in emerging markets, and in foreign securities issued in the form of American Depository Receipts (“ADRs”).

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The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the Portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Investment Style Risk - Returns from large-capitalization stocks and/or growth stocks may trail returns from the overall stock market.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on June 16, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Sub-Adviser

American Century Investment Management, Inc.

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio

2

Gregory J. Woodhams, CFA	Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager	2011
E.A. Prescott LeGard, CFA	Vice President and Senior Portfolio Manager	2011

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio, under normal circumstances, invests in stocks of larger-sized companies the portfolio managers believe will increase in value over time. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the Portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators

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helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the Portfolio’s assets primarily in U.S. securities, the Portfolio may invest in securities of foreign companies, including companies located in emerging markets, and in foreign securities issued in the form of ADRs.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed by the Fund’s Board of Directors without shareholder approval.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign

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securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the

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contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

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Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depository receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depository receipts are usually subject to a fee charged by the depository. Holders of depository receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depository receipts because such restrictions may limit the ability to convert equity shares into depository receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depository receipts.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio's transaction costs.

Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or

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changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2012.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

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The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

American Century Investment Management, Inc. (“American Century”) is registered as an investment adviser with the SEC, and has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.

Gregory J. Woodhams, Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the American Century Growth Fund since he joined American Century in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charter holder.

E.A. Prescott LeGard, Vice President and Senior Portfolio Manager, has been a member of the team that manages the American Century Growth Fund since he joined American Century in 1999 and became a portfolio manager in 2000. He has a bachelor’s degree in economics from DePauw University. He is a CFA charter holder.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

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We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer

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detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Portfolio’s return on such foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor

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various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the

13

Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio (Initial Class) share. No information is presented for the Portfolio’s Class L shares, which had not commenced operations as of December 31, 2011. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Period Ended December 31, 2011 (a)
Maxim American Century Growth Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03
Net realized and unrealized loss	(0.16)

Total Loss From Investment Operations	(0.13)

LESS DISTRIBUTIONS:
From net investment income	(0.03)

Total Distributions	(0.03)

NET ASSET VALUE, END OF PERIOD	$9.84

TOTAL RETURN(b)	(1.34%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$406,294
Ratio of expenses to average net assets	1.00%	(d)
Ratio of net investment income to average net assets	0.56%	(d)
Portfolio turnover rate	55%	(c)

(a)	The Portfolio commenced operations on June 16, 2011.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Annualized

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Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio Ticker: MXMXX	Maxim Conservative Profile II Portfolio Initial Class Ticker: MXCPX Class L Ticker: MXIPX
Maxim Short Duration Bond Portfolio Initial Class Ticker: MXSDX Class L	Maxim Moderately Conservative Profile II Portfolio Initial Class Ticker: MXDPX Class L Ticker: MXHPX
Maxim U.S. Government Mortgage Securities Portfolio Initial Class Ticker: MXGMX Class L	Maxim Moderate Profile II Portfolio Initial Class Ticker: MXMPX Class L Ticker: MXGPX
Maxim Federated Bond Portfolio Initial Class Ticker: MXFDX Class L	Maxim Moderately Aggressive Profile II Portfolio Initial Class Ticker: MXBPX Class L Ticker: MXFPX
Maxim Bond Index Portfolio Initial Class Ticker: MXBIX Class L Ticker: MXBJX	Maxim Aggressive Profile II Portfolio Initial Class Ticker: MXAPX Class L Ticker: MXEPX
Maxim Loomis Sayles Bond Portfolio Initial Class Ticker: MXLMX Class L	Maxim Lifetime 2015 Portfolio I Class T Ticker: MXLTX Class T1 Ticker: MXLUX Class L
Maxim Putnam High Yield Bond Portfolio Ticker: MXHYX	Maxim Lifetime 2015 Portfolio II Class T Ticker: MXLVX Class T1 Ticker: MXLWX Class L Ticker: MXLQX
Maxim Templeton Global Bond Portfolio Initial Class Ticker: MXGBX Class L	Maxim Lifetime 2015 Portfolio III Class T Ticker: MXLYX Class T1 Ticker: MXLZX Class L
Maxim Loomis Sayles Small-Cap Value Portfolio Initial Class Ticker: MXLSX Class L	Maxim Lifetime 2025 Portfolio I Class T Ticker: MXALX Class T1 Ticker: MXBLX Class L
Maxim Invesco Small-Cap Value Portfolio (formerly Maxim Small-Cap Value Portfolio) Initial Class Ticker: MXSVX Class L	Maxim Lifetime 2025 Portfolio II Class T Ticker: MXCLX Class T1 Ticker: MXDLX Class L Ticker: MXCDX
Maxim Ariel Small-Cap Value Portfolio Initial Class Ticker: MXSCX Class L Ticker: MXAVX	Maxim Lifetime 2025 Portfolio III Class T Ticker: MXELX Class T1 Ticker: MXFLX Class L
Maxim S&P SmallCap 600® Index Portfolio (formerly Maxim Index 600 Portfolio) Initial Class Ticker: MXISX Class L: MXNSX	Maxim Lifetime 2035 Portfolio I Class T Ticker: MXGLX Class T1 Ticker: MXHLX Class L
Maxim Small-Cap Growth Portfolio Initial Class Ticker: MXSGX Class L	Maxim Lifetime 2035 Portfolio II Class T Ticker: MXILX Class T1 Ticker: MXJLX Class L Ticker: MXLRX
Maxim Goldman Sachs MidCap Value Portfolio (formerly Maxim MidCap Value Portfolio) Initial Class Ticker: MXMVX Class L	Maxim Lifetime 2035 Portfolio III Class T Ticker: MXKLX Class T1 Ticker: MXLLX Class L
Maxim Ariel MidCap Value Portfolio Initial Class Ticker: MXMCX Class L	Maxim Lifetime 2045 Portfolio I Class T Ticker: MXMLX Class T1 Ticker: MXNLX Class L
Maxim S&P MidCap 400® Index Portfolio Initial Class Ticker: MXMDX Class L	Maxim Lifetime 2045 Portfolio II Class T Ticker: MXOLX Class T1 Ticker: MXPLX Class L Ticker: MXYLX
Maxim T. Rowe Price MidCap Growth Portfolio Initial Class Ticker: MXMGX	Maxim Lifetime 2045 Portfolio III Class T Ticker: MXQLX

Class L: MXTMX	Class T1 Ticker: MXRLX Class L
Maxim T. Rowe Price Equity/Income Portfolio Initial Class Ticker: MXEQX Class L Ticker: MXTQX	Maxim Lifetime 2055 Portfolio I Class T Ticker: MXSLX Class T1 Ticker: MXTLX Class L
Maxim Putnam Equity Income Portfolio Initial Class Ticker: MXQIX Class L	Maxim Lifetime 2055 Portfolio II Class T Ticker: MXULX Class T1 Ticker: MXVLX Class L Ticker: MXZLX
Maxim Stock Index Portfolio Initial Class Ticker: MXSIX Class L	Maxim Lifetime 2055 Portfolio III Class T Ticker: MXWLX Class T1 Ticker: MXXLX Class L
Maxim S&P 500® Index Portfolio Initial Class Ticker: MXVIX Class L Ticker: MXVJX	Maxim SecureFoundation® Lifetime 2015 Portfolio Class G Ticker: MXSJX Class G1 Ticker: MXSKX Class L Ticker: MXLEX
Maxim American Century Growth Portfolio Initial Class Ticker: MXGRX Class L	Maxim SecureFoundation® Lifetime 2020 Portfolio Class G Ticker: MXSMX Class G1 Ticker: MXSPX Class L Ticker: MXLFX
Maxim Janus Large Cap Growth Portfolio Initial Class Ticker: MXLGX Class L	Maxim SecureFoundation® Lifetime 2025 Portfolio Class G Ticker: MXSNX Class G1 Ticker: MXSOX Class L Ticker: MXLHX
Maxim MFS International Value Portfolio Initial Class Ticker: MXIVX Class L	Maxim SecureFoundation® Lifetime 2030 Portfolio Class G Ticker: MXSQX Class G1 Ticker: MXASX Class L Ticker: MXLIX
Maxim Invesco ADR Portfolio Initial Class Ticker: MXIAX Class L Ticker: MXADX	Maxim SecureFoundation® Lifetime 2035 Portfolio Class G Ticker: MXSRX Class G1 Ticker: MXSSX Class L Ticker: MXLJX
Maxim International Index Portfolio Initial Class Ticker: MXINX Class L	Maxim SecureFoundation® Lifetime 2040 Portfolio Class G Ticker: MXDSX Class G1 Ticker: MXESX Class L Ticker: MXLKX
Maxim MFS International Growth Portfolio Initial Class Ticker: MXIGX Class L	Maxim SecureFoundation® Lifetime 2045 Portfolio Class G Ticker: MXSTX Class G1 Ticker: MXSWX Class L Ticker: MXLNX
Maxim Conservative Profile I Portfolio Initial Class Ticker: MXVPX Class L	Maxim SecureFoundation® Lifetime 2050 Portfolio Class G Ticker: MXFSX Class G1 Ticker: MXHSX Class L Ticker: MXLOX
Maxim Moderately Conservative Profile I Portfolio Initial Class Ticker: MXTPX Class L	Maxim SecureFoundation® Lifetime 2055 Portfolio Class G Ticker: MXSYX Class G1 Ticker: MXSZX Class L Ticker: MXLPX
Maxim Moderate Profile I Portfolio Initial Class Ticker: MXOPX Class L	Maxim SecureFoundation® Balanced Portfolio Class G Ticker: MXSBX Class G1 Ticker: MXSHX Class L Ticker: MXLDX
Maxim Moderately Aggressive Profile I Portfolio Initial Class Ticker: MXRPX Class L
Maxim Aggressive Profile I Portfolio Initial Class Ticker: MXPPX Class L

(the “Portfolio(s)”)

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STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Throughout this SAI, “Portfolio” is intended to refer to each Portfolio listed above, unless otherwise indicated. This SAI is not a Prospectus. It contains information in addition to the information in the Prospectuses for the Portfolios. The Prospectuses for the Portfolios, which we may amend from time to time, contain the basic information you should know before investing in a Portfolio. This SAI should be read together with the Prospectuses for the Portfolios, each dated May 1, 2012. Requests for copies of Prospectuses should be made by writing to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling 1-866-831-7129, or by viewing http://www.maximfunds.com. The financial statements, appearing in the Annual Reports, are incorporated into this SAI by reference. Copies of the Annual Reports are available, without charge, and can be obtained by calling 1-866-831-7129 or by viewing at http://www.maximfunds.com.

May 1, 2012

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INFORMATION ABOUT THE FUND AND PORTFOLIOS

Maxim Series Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund offers 63 Portfolios. This SAI describes the 62 Portfolios, 26 of which are diversified Portfolios and 36 of which are non-diversified Portfolios. The Fund is a Maryland corporation organized on December 7, 1981 and commenced business as an investment company on February 5, 1982.

Portfolios that offer only one class of shares do not have sales charges or distribution fees. Certain Portfolios offer two or more classes of shares. The Initial Class, Class T, and Class G shares offered with certain Portfolios do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Portfolios do not have sales charges but have a distribution fee (or 12b-1 fee).

Currently, shares of the Portfolios may be sold to and held by separate accounts of insurance companies to fund benefits under certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to participants in connection with qualified retirement plans (“retirement plans”) and, with respect to certain Portfolios, to participants in connection with college saving programs (collectively, “Permitted Accounts”) and to asset allocation portfolios that are series of the Fund. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of GWL&A, serves as the Fund’s investment adviser.

Diversified Portfolios

Each diversified Portfolio will operate as a diversified investment Portfolio of the Fund. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Portfolio’s total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Portfolios

A non-diversified Portfolio is any Portfolio other than a diversified Portfolio. The Maxim Templeton Global Bond Portfolio, the Maxim Profile I Portfolios, the Maxim Profile II Portfolios (the “Profile Portfolios” or each a “Profile Portfolio”), the Lifetime Portfolios, the SecureFoundation® Balanced Portfolio, and the SecureFoundation® Lifetime Portfolios are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified Portfolio. Because a relatively high percentage of a non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

Fundamental Policies

The Fund has adopted limitations on the investment activity of its Portfolios which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Portfolio. These limitations apply to all Portfolios. If changes to the fundamental policies of only one Portfolio are being sought, only shares of that Portfolio are entitled to vote. “Majority” for this purpose and under the Investment Company Act of 1940, as amended (“1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

1. BORROWING. The Fund (i.e., each Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2. COMMODITIES, FUTURES, AND OPTIONS THEREON. The Fund (i.e., each Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). The Fund does not consider currency contracts or hybrid investments to be commodities.

3. INDUSTRY CONCENTRATION. The Fund (i.e., each Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of

1

obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Maxim Stock Index, Maxim S&P SmallCap 600® Index, Maxim S&P 500® Index, Maxim S&P MidCap 400® Index, and Maxim International Index Portfolios (the “Equity Index Portfolio(s)” or each an “Equity Index Portfolio”) and Maxim Bond Index Portfolio may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Portfolio or the Maxim Bond Index Portfolio is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS. The Fund (i.e., each Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. DIVERSIFICATION. The Fund (i.e., each Portfolio) will not, with respect to 75% of the value of the Portfolio’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Maxim Templeton Global Bond Portfolio, the Profile Portfolios, the Lifetime Portfolios, the SecureFoundation® Balanced Portfolio, or the SecureFoundation® Lifetime Portfolios as these portfolios are considered non-diversified for purposes of the 1940 Act.

6. REAL ESTATE. The Fund (i.e., each Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. SENIOR SECURITIES. The Fund (i.e., each Portfolio) will not issue senior securities except in compliance with the 1940 Act.

8. UNDERWRITING. The Fund (i.e., each Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.

Non-Fundamental Policies

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Portfolios to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Portfolio's name. If the Board of Directors determines to change the non-fundamental policy for any of these Portfolios, that Portfolio will provide no less than 60 days prior written notice to the shareholders before implementing the change of investment policy.

Maxim Ariel MidCap Value Portfolio	Maxim Putnam Equity Income Portfolio
Maxim Ariel Small-Cap Value Portfolio	Maxim S&P 500® Index Portfolio
Maxim Bond Index Portfolio	Maxim S&P MidCap 400® Index Portfolio
Maxim Federated Bond Portfolio	Maxim S&P SmallCap 600® Index Portfolio
Maxim Goldman Sachs MidCap Value Portfolio	Maxim Short Duration Bond Portfolio
Maxim Invesco ADR Portfolio	Maxim Small-Cap Growth Portfolio
Maxim Invesco Small-Cap Value Portfolio	Maxim Stock Index Portfolio
Maxim Janus Large Cap Growth Portfolio	Maxim T. Rowe Price Equity/Income Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio	Maxim Templeton Global Bond Portfolio

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Maxim Putnam High Yield Bond Portfolio	Maxim U.S. Government Mortgage Securities Portfolio

Operating Policies

The Fund has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Portfolios will not:

1. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio’s net assets;

2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (5% for the Maxim Money Market Portfolio);

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs, except that a Portfolio may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

The investment objectives, investment strategies, and principal risks of each Portfolio are described in the Prospectuses for the Portfolios. This SAI contains supplemental information about those strategies and risks and the types of securities that MCM or a sub-adviser to a Portfolio (“Sub-Adviser”) may select for each Portfolio. Additional information also is provided about the strategies that a Portfolio may use to try to achieve its objective. Except as described below and except as otherwise specifically stated in the applicable Prospectus or this SAI, each Portfolio’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Portfolios may invest, as well as investment practices and techniques that MCM or any Sub-Adviser may employ in pursuit of the applicable Portfolio’s investment objective, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. MCM and/or the Sub-Advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the applicable Portfolio’s investment objectives and policies and that doing so will help the Portfolio achieve its objectives. Unless otherwise indicated, each Portfolio may invest in all these securities or use all of these techniques. In addition, due to unavailability, economic unfeasibility or other factors, a Portfolio may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit

3

enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers’ Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Portfolios generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Bank Obligations. The Portfolios may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Borrowing. The Portfolios may borrow from banks or through reverse repurchase agreements. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Portfolio borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Under the 1940 Act, the Portfolios may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in a number of countries, including Argentina, Brazil, Bolivia, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jorden, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady

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bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Portfolio may invest in Brady Bonds only if it is consistent with quality specifications established from time to time by MCM or the Sub-Adviser to that Portfolio.

Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation ("CMO") is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Fixed Income Obligations. Corporate fixed income obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate fixed income obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Some corporate fixed income obligations are demand instruments, which require the issuer or a third party, either on a conditional or unconditional basis, to repurchase the security for its face value upon demand.

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An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield-high risk “junk bonds,” which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a Portfolio’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Portfolio’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Portfolio’s manager will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Portfolio managers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Portfolio managers continually monitor the investments in the applicable Portfolios and evaluate whether to dispose of or to retain corporate fixed income obligations whose credit ratings or credit quality may have changed.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities. Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).

Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and independent rating organizations, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s and S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.

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The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the U.S. Treasury have been in discussions about rating agencies’ role in recent financial turmoil and potential legislation in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment process of portfolio managers.

Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Portfolio will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities. None of the Portfolios will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Portfolio’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers. Emerging markets include (i) countries that have an emerging stock market as defined by MSCI, Inc.; (ii) countries with low- to middle-income economies as classified by the World Bank; or (iii) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

Exchange Traded Funds. Exchange traded funds (“ETF(s)”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. A Portfolio could purchase an ETF to temporarily gain

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exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Portfolio investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Portfolio’s expenses (i.e., management fees and operating expenses), shareholders of the Portfolio may also indirectly bear similar expenses of an ETF.

Portfolios will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Please also see the discussion concerning the risks associated with derivative transactions under “Derivative Instruments,” below.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Securities. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Portfolio in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Portfolio's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Portfolio's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Portfolio's assets and on the net investment income available for distribution may be favorable or unfavorable.

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A Portfolio may incur costs in connection with conversions between various currencies. In addition, a Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Portfolio declares and pays a dividend, or between the time when a Portfolio accrues and pays an operating expense in U.S. Dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures. See "Derivative Instruments" below.

Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Portfolio against circumstances that would normally cause the Portfolio’s securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Portfolio may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Portfolio’s ability to hedge may be limited by the costs of the derivatives contracts. A Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Portfolio, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.

High Yield-High Risk Debt Securities (“Junk Bonds”). High yield-high risk debt securities, often referred to as "junk bonds," are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or are of comparable quality if unrated. High yield-high risk securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield-high risk securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield-high risk securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield-high risk securities, thus further disrupting the market for such securities.

High yield-high risk securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield-high risk debt bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, high yield-high risk bonds tend to underperform U.S. Treasury and investment grade bonds because high yield-high risk bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield-high risk securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield-high risk securities could also be at greater risk because high yield-high risk securities are generally unsecured and

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subordinate to senior debt holders and secured creditors. If the issuer of a high yield-high risk security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield-high risk securities and a Portfolio’s net asset value. Furthermore, in the case of high yield-high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield-high risk securities present risks based on payment expectations. For example, high yield-high risk securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield-high risk securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield-high risk securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield-high risk securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.

In addition, the credit ratings assigned to high yield-high risk securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield-high risk securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.

Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the portfolio manager's own credit analysis than might be the case for a Portfolio which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain high yield-high risk securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield-high risk securities.

A Portfolio may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a Portfolio's shareholders.

Illiquid Securities. The term "illiquid securities" or non-publicly traded securities generally means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio's net asset value. Under the supervision of the Board of Directors, MCM or the Sub-Adviser, as applicable, determines the liquidity of portfolio securities and, through reports from MCM or the Sub-Adviser, as applicable, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors. See “Restricted Securities” and “Rule 144A Securities” below.

A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Investment Companies. Each Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act generally precludes a Portfolio from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of

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another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio. However, the Portfolios may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act, rules under the 1940 Act, or SEC orders subject to certain conditions.

Under Section 12(d)(1)(F), the Portfolios and all of its affiliated persons may purchase up to 3% of an unaffiliated investment company's total outstanding stock. If the Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and the SecureFoundation® Lifetime Portfolios expect to rely on Section 12(d)(1)(F) in purchasing shares of Underlying Portfolios that are not money market funds or affiliated with the Fund.

Each Portfolio may invest in shares of registered investment companies within the limitations of the 1940 Act and any orders issued by the SEC. The following discussion of registered investment companies may be of particular relevance to those who invest in the Profile Portfolios, the Lifetime Portfolios, the SecureFoundation® Balanced Portfolio, or the SecureFoundation® Lifetime Portfolios. These Portfolios are known as “funds-of-funds” because they seek to achieve their investment objectives by investing in other registered investment companies (the “Underlying Portfolios”).

The Underlying Portfolios’ investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help it achieve its investment objective.

Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). Exchange Traded Funds, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.

Open-end funds come in many varieties. For example, there are index funds, stock funds, bond funds, money market funds, and more. Stock funds typically seek capital growth and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.

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Small-cap stock funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International stock funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money market funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Portfolio purchases a Loan Participation, the Portfolio typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is believed by MCM or Sub-Adviser to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of

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other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Portfolio's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Portfolio's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors.

Lending of Portfolio Securities. Subject to Investment Limitations described above for all Portfolios, each Portfolio of the Fund from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Portfolio’s total assets (including the value of collateral received). No lending may be made with any companies affiliated with MCM or the Sub-Advisers. Securities lending allows a Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income.

MCM understands that it is the current view of the SEC Staff that a Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; and (4) the Portfolio must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Portfolio must be able to vote proxies on the securities loaned, by terminating the loan.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain

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lower quality securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions. In addition to the Maxim Money Market Portfolio, each of the other Portfolios may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by MCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by MCM or the applicable Sub-Adviser for temporary defensive purposes.

The types of money market instruments in which the Portfolios may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).

Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Recent Market Events. Beginning the second half of 2007, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Portfolios to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by volatility in the fixed income markets.

The fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

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On September 7, 2008, the U.S. Treasury announced a federal takeover of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide FNMA and FHLMC with some additional flexibility to meet the requirement to reduce their mortgage portfolios. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. The U.S. government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission (“CFTC”), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the SEC, the CFTC and other regulators. Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the Portfolios currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolios. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action.

Mortgage Dollar Rolls. In a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio could suffer a loss if the contracting party fails to perform the future transaction and the Portfolio is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the Portfolio’s overall investment exposure and result in losses.

Dollar roll transactions involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities that the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. At the time the Portfolio enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Portfolios typically enter into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by the Portfolios under the 1940 Act.

Options. See "Derivative Instruments" below.

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Pooled Investment Vehicles. A Portfolio may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Portfolio invests in, and thus, is a shareholder of, a pooled vehicle, the Portfolio’s shareholders will indirectly bear the Portfolio’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Portfolio to the Portfolio’s own investment adviser and other expenses that the Portfolio bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Portfolio may invest in certain pooled vehicles.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts (“REITs”). Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties. Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested in book assets invested directly or indirectly in mortgages. Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests. The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM or the Sub-Adviser, as applicable.

Restricted Securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e, Rule 144A Securities). They may include private placement securities that have not been registered under the applicable securities laws, including securities sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in Rule 144(A)(1) under the Securities Act of 1933 (the “Securities Act”). Restricted securities may not be listed on an exchange and may have no active trading market. A restricted security may be considered liquid, i.e., it can be resold to qualified institutional buyers or otherwise is determined to be readily marketable pursuant to policies and guidelines of the Board of Directors, but a restricted security shall generally be deemed illiquid if MCM or the Sub-Adviser, as applicable, has attempted to dispose of the security at approximately the amount at which it has been valued and has not been able to so dispose of the security for seven (7) days.

Subject to their percentage limitation on illiquid securities and other applicable policies of the Portfolios, the Portfolios may invest in restricted securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers, and for which a liquid institutional market has developed. If it is decided that a liquid market does exist, the securities will not be subject to a limit of 15% of the value of the applicable Portfolio’s holdings (or a 5% limitation, in the case of the Maxim Money Market Portfolio) of illiquid securities. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to MCM and, as applicable, MCM has delegated to Sub-Advisers. To the extent a Portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in the Portfolio may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under

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an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. A Portfolio will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of Portfolio assets and may be viewed as a form of leverage.

Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are deemed to be liquid securities for purposes of a Portfolio’s investment strategy. Subject to liquidity limitations, the Portfolios may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid securities for such applicable Portfolio. Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Portfolio’s purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Portfolio has purchased them. After purchase, the Board of Directors and MCM and, if applicable, a Sub-Adviser, will continue to monitor the liquidity of Rule 144A securities.

Short Sales "Against the Box." Short sales "against the box" are short sales of securities that a Portfolio owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Portfolio's decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities. Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Portfolio may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under the Code. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities. Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

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Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

To Be Announced (“TBA”) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Portfolio agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed transaction, a Portfolio and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

A Portfolio may purchase additional non-TIP inflation-protected securities whose principal value or interest rate is periodically adjusted to the rate of inflation. If an inflation-protected security is adjusted to the principal amount, the adjusted principal value of the security repaid may be less than the original principal. Most other types of inflation-

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protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Portfolios to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Portfolios generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain, in a segregated account, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; likewise a Portfolio will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Portfolio's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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Derivative Instruments

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio’s exposure to interest rate, and currency risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose a Portfolio to credit risks in the event that a counterparty defaults on the contract.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Portfolio invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS. A Portfolio may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of CDS agreements.

Whether a Portfolio’s use of CDS agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. The requirements for qualification as a regulated investment company under the Code may limit a Portfolio’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market,

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including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.

In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a Portfolio’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a Portfolio may be required to purchase securities to meet delivery obligations. A Portfolio may have difficulty, be unable, or may incur additional costs to acquire such securities.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Portfolios could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Foreign Currency Transactions. Any Portfolio which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Portfolio may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Portfolio. A Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.

The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Portfolio owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against

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possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the portfolio manager anticipates. For example, if a currency's value rose at a time when the portfolio manager had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio manager increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Portfolio or that the portfolio manager will hedge at an appropriate time.

Futures Contracts. When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Portfolio may invest include, for example, interest-rate futures, index futures, securities futures, currency futures and currency forward contracts.

The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

A Portfolio may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts. A Portfolio may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the

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Commodity Exchange Act, as amended (“CEA”), under which a Portfolio is excluded from the definition of a “commodity pool operator.” The Fund has claimed an exclusion from the definition of a “commodity pool operator,” and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of a Portfolio to continue to claim this exclusion. A Portfolio that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Portfolio were no longer able to claim the exclusion, MCM would be required to register as a “commodity pool operator,” and the Portfolio and MCM would be subject to regulation under the Commodity Exchange Act.

A Portfolio generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Portfolio's holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser,

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to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into such transactions. For example, if a Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Portfolio may use call options in the following ways:

• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and

• Write call options on Portfolio securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A Portfolio may use put options in the following ways:

• Purchase put options on Portfolio securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and

• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Portfolio may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

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The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.

Closing out options (exchange traded options). The buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Portfolio. Closing transactions allow a Portfolio to terminate its positions in written and purchased options.

A Portfolio will realize a profit from a closing transaction if the price of the transaction is more than the premium paid by a Portfolio to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Portfolio.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Portfolios may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a

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Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a Portfolio may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps and credit default swaps.

As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of a Portfolio to enter into swap agreements or limit the ability of a Portfolio to terminate existing swap agreements or to realize amounts to be received under such agreements. MCM will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Portfolio’s ability to enter into swap agreements.

Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Volatility Swaps. Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.

Asset Coverage for Certain Investments and Trading Practices. Typically, the Portfolios’ investments in equity and fixed income securities do not involve significant investments in future financial obligations such as futures, options, credit default swaps, and other hedging transactions. However, from time to time the Portfolios may make investments or employ trading practices that obligate the Portfolios, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. In such situations the Portfolios will comply with guidance from the SEC and other applicable regulatory bodies with respect to coverage of certain investments and trading practices by the Portfolios. This guidance may require earmarking or segregation by the Portfolios of cash or liquid securities with its custodian or a designated sub-custodian to the extend a particular Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument, or by other investment positions, or by other means consistent with regulatory policies. In these situations, the Portfolios may cover their obligations by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the future financial obligation. In some cases the SEC guidance permits the Portfolios to cover their obligations by entering into an offsetting transaction(s). In these situations, the Portfolios may cover their obligations by earmarking or otherwise segregating an amount of the future financial obligation at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of that security at least equal to the deliverable amount at a price at or below the sale price received by the Portfolios on the future financial obligation(s). The Portfolios reserve the right to modify their asset segregation policies in the future to comply with changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

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Accordingly, because the Portfolios cover their obligations under these types of transactions as described herein, MCM, the Sub-Advisers, and the Portfolios believe such investments in future financial obligations do not constitute senior securities and accordingly will not treat them as being subject to their respective borrowing restrictions. Earmarking or otherwise segregating a large percentage of the Portfolios’ assets could impede or restrict MCM’s or Sub-Advisers’ ability to manage the Portfolios’ assets or the Portfolio's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Fund, on behalf of each Portfolio, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Portfolio. Each Portfolio, to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the net assets of the Portfolio. This limitation on a Portfolio's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to assets held to cover its options or futures positions could also be impaired.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding each Portfolio’s portfolio holdings. As a general matter, it is the Fund’s policy that the public disclosure of information concerning a Portfolio’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about a Portfolio’s portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter's end, (ii) Portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund's President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, (iii) Portfolio holdings may be periodically provided to the Fund’s affiliated and unaffiliated service providers (including any Sub-Adviser, custodian, broker-dealer, transfer agent, securities lending agent, auditor or legal counsel) and the Fund’s directors in connection with the provision of services to or on behalf of the Fund, and (iv) Portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC may be disclosed 30 days after the relevant reporting period.

Public Disclosures

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Information regarding each Portfolio's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Fund and GWFS Equities, Inc., the Fund’s principal underwriter and distributor (“GWFS Equities” or the “Distributor”), may disclose a Portfolio's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Portfolio shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.

A Portfolio may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Portfolio and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures

Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund’s President or CCO. The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the President or CCO of the Fund in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Portfolio may disclose portfolio holdings information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI. The Fund's portfolio holdings information may not be disseminated for compensation. There is no assurance that the Fund’s policies on holdings information will protect the Portfolios from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF THE FUND

The Fund

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.

Directors and Officers

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Independent Directors*
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	63	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC	63	Director, Guaranty Bancorp
Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Stiff, Zisman & Ingraham, P.C.	63	N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great- West Life & Annuity Insurance Company, and GWL&A Financial, Inc.; President and Chief	63	N/A

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1955		Chief Executive Officer)	Executive Officer, U.S. Operations, The Great- West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO 80111 1961	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM	63	N/A

Officers
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)

Chief Compliance

Officer, Chief Legal

Counsel, Financial

Services, Great-West

Life & Annuity

Insurance Company and

First Great-West Life &

Annuity Insurance

Company; Chief

Compliance Officer,

U.S. Operations, The

Great-West Life

Assurance Company,

The Canada Life

Assurance Company,

Crown Life Insurance

Company, and London

Life Insurance

Company; Secretary and

Chief Compliance

Officer, GWFS Equities,

Inc.; Chief Compliance

Officer, Advised Assets

Group, LLC; Chief

Legal Officer and

Secretary, FASCore,

LLC; Chief Legal

Counsel & Chief

Compliance Officer,

MCM; formerly,

Secretary, MCM and

Maxim Series Fund, Inc.

				N/A	N/A

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John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great- West Life & Annuity Insurance Company; Assistant Treasurer, MCM	N/A	N/A
Jill A. Kerschen 8515 East Orchard Road, Greenwood Village, CO 80111 1975	Assistant Treasurer	Since 2008	Senior Manager, Fund Financial & Tax Reporting, Great-West Life & Annuity Insurance Company; Assistant Treasurer, MCM	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, MCM; formerly, Assistant Secretary, MCM and Maxim Series Fund, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)

Vice President,

Investment Operations,

Great-West Life &

Annuity Insurance

Company and First

Great-West Life &

Annuity Insurance

Company; Vice

President and Treasurer,

GWFS Equities, Inc. and

Orchard Trust Company,

LLC; Chief Financial

Officer & Treasurer,

MCM; formerly

Investment Operations

Compliance Officer,

MCM and Maxim Series

Fund, Inc.

				N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012	Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, MCM	N/A	N/A

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Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Managing Counsel, Great-West Life & Annuity Insurance Company; Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, MCM	N/A	N/A

*	A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**

An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

Board of Directors Leadership Structure

The Board is responsible for overseeing the management of the business and affairs of the Fund and its Portfolios. The Board consists of three Independent Directors and two Interested Directors. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Directors and management.

The Chairman of the Board is an Interested Director. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Board of Directors, which may include acting as a liaison with service providers, Fund officers, attorneys and other Directors between meetings. The Independent Directors have designated Sanford Zisman as lead Independent Director. The lead Independent Director, among other things, serves as a liaison between the Fund's other Independent Directors and the Fund's management, Chief Compliance Officer and other Fund officers, service providers, auditors and counsel between Board meetings. Except for any duties specified herein or pursuant to the Fund's charter document, the designation of Chairman or lead Independent Director does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

As described below, the Fund's Audit Committee is comprised of three Independent Directors who provide oversight with respect to the Fund's audit functions and outside auditors.

The Fund has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of the Fund including, without limitation, the number of Portfolios that comprise the Fund, the net assets of the Fund and the Fund's business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

Consistent with its responsibility for oversight of the Fund and its Portfolios, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through its committees. The Fund, MCM, the Distributor, Sub-Advisers, and other Fund service providers have implemented a variety of processes, procedures and controls to address these risks.

The Board's administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

The Board receives reports from senior officers of the Fund at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer, Treasurer and Investment Operations Compliance Officer

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on the Fund's internal controls and accounting and financial reporting policies and practices and procedures. In addition, the Fund's independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with the Fund's Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of the Fund, MCM, each Sub-Adviser, the Distributor, and DST Systems, Inc., the Fund’s transfer agent. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from MCM, and the Fund's other primary service providers. In addition, at regular quarterly meetings, the Board meets with Sub-Advisers on a rotating basis.

Standing Committees

The Board of Directors has two standing committees: an Executive Committee and an Audit Committee

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. Graye and Nelson are the members of the Executive Committee. No meetings of the Executive Committee were held in 2011.

As set out in the Fund’s Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund’s financial accountability and financial reporting by providing a means for the Fund’s Independent Directors to be directly informed as to, and participate in the review of, the Fund’s audit functions. Another objective is to ensure the independence and accountability of the Fund’s outside auditors and provide an added level of independent evaluation of the Fund’s internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. McConahey and Zisman and Ms. Klapper are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2011.

Ownership

As of December 31, 2011, the following members of the Board of Directors had beneficial ownership in the Portfolios and/or any other investment companies overseen by the Director.

Director	Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
C.P. Nelson	Maxim S&P SmallCap 600® Index	$10,001 - $50,000	$10,001 - $50,000

Compensation

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or MCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Directors
S. Zisman	$79,600	0	0	$79,600
G. Klapper	$79,600	0	0	$79,600
S. McConahey	$79,600	0	0	$79,600

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As of December 31, 2011, there were 63 funds for which the Directors serve as Directors, all of which were Portfolios of the Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year ended December 31, 2011 by the Fund and its affiliated investment companies.

Additional Information Concerning the Directors

The Board formally evaluates itself and its committees at least annually. This evaluation involves, among other things, review of such matters as each Director's specific experience, qualifications, attributes, skills, or areas of expertise in light of the Fund's business and structure and the Board's overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.

Mitchell T.G. Graye. Mr. Graye is President and CEO of GWL&A (the parent of MCM) and other GWL&A affiliates, including First Great-West Life & Annuity Insurance Company (“First GWL&A”) and GWL&A Financial Inc. Mr. Graye is also President and CEO, U.S. Operations, of The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company. Mr. Graye has served on the Board since 2000 and has served as Chairman of the Board since 2008. Mr. Graye is an honors graduate in Business Administration from the University of Western Ontario.

The Board considered Mr. Graye's various roles and executive experience with GWL&A and affiliates, his previous role with MCM, his financial experience, his academic background, and his approximately 12 years experience as Director of the Fund.

Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper is a Director of Guaranty Bancorp and chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Orchard Trust Company, LLC, a Colorado state-chartered trust company and wholly owned subsidiary of GWL&A, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper is a member of the Audit Committee of the Board and has served as a Director since 2007. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School.

The Board considered Ms. Klapper's legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her approximately four years experience as Director of the Fund.

Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVERN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Upon graduation from Harvard, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the Boards of the Downtown Denver Partnership and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the

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Denver metro area. He is currently a member of the Board of Directors of Guaranty Bancorp, the State of Colorado Venture Capital Authority, the Denver School of Science and Technology, the Metro Denver Sports Commission, and the Boys and Girls Clubs of Metro Denver. He is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado.

The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of the Fund since 2011.

Charles P. Nelson. Mr. Nelson is President, Retirement Services, of GWL&A and First GWL&A, holds executive positions at various GWL&A affiliates, including as Chairman, President and CEO of the Distributor, Chairman and President of FASCore, LLC, and is a Manager of MCM. Mr. Nelson has served as a Director since 2008. Mr. Nelson is a graduate of Whitman College with a degree in chemistry and economics.

The Board considered Mr. Nelson's various roles and executive experience with GWL&A and affiliates, his role with MCM, his financial experience, his academic background, and his experience as Director of the Fund since 2008.

Sanford Zisman. Mr. Zisman is an attorney at Stiff, Zisman & Ingram, P.C., and has practiced law since 1965. Mr. Zisman is a member of the Audit Committee of the Board (and has been designated as the Audit Committee’s financial expert) and has served as a Director since 1982 and lead Independent Director since 2010. Mr. Zisman received a B.S. from the University of Southern California, a J.D. from the University of Denver, and an L.L.M. (in Taxation) from New York University.

The Board considered Mr. Zisman's legal training and practice, his leadership, financial, and accounting experience, his academic background, and his approximately 30 years experience as Director of the Fund.

CODES OF ETHICS

The Fund, MCM, and GWFS Equities each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for the Fund will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series, Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how the Fund voted proxies relating to the Portfolios for the most recent 12-month period ended June 30 is also available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

Investment Adviser

MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) dated December 5, 1997, as amended. MCM is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). MCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

Investment Advisory Agreement

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Under the terms of the Investment Advisory Agreement with the Fund, MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also assists in supervising the Fund’s operations and provides the Fund with all necessary office facilities and personnel for servicing the Portfolios’ investments.

In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. With respect to Class T1 of the Maxim Lifetime Portfolios, Class G1 of the Maxim SecureFoundation® Portfolio, and Class L of each Class L Portfolio (defined below), MCM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs. Each class will pay all the expenses of any 12b-1 plan pertaining to that class and its allocable share of any extraordinary expenses.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended and restated effective April 30, 2012. As approved, the Investment Advisory Agreement will remain in effect until May 1, 2013, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by MCM, each on 60 days notice to the other party.

Payment of Expenses

MCM provides investment advisory services and pays all expenses incurred in performing the services, including, costs incurred in providing investment advisory services, compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund.

Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, Rule 12b-1 fees, charges of the custodian and transfer agent, Independent Directors' fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, including the cost of litigation, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by MCM and the Fund reimburses MCM for its costs in connection with such services.

Expense Reimbursement Relating to Certain Portfolios. MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by a Portfolio, excluding Class L Rule 12b-1 fees) which exceed an annual rate of 0.95% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 1.05% of the average daily net asset of the Maxim T. Rowe Price MidCap Growth Portfolio; 1.10% of the average daily net assets of the Maxim Ariel MidCap Value and Maxim Small-Cap Growth Portfolios; 1.30% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio; 1.35% of the average daily net assets of the Maxim Ariel Small-Cap Value Portfolio; 1.30% of the average daily net assets of the Maxim Invesco ADR Portfolio; and 1.20% of the average daily net assets of the Maxim MFS International Value Portfolio. The amounts of such expense reimbursements for the Fund's fiscal years ended December 31, 2011, 2010, and 2009were $242,575, $264,442, and $224,059 respectively.

Underlying Portfolios. With respect to the Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios investing in underlying Putnam Funds or funds advised by an entity other than MCM or its affiliates ("unaffiliated funds"), MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing shares of the Putnam Funds or unaffiliated funds. All other charges, including redemption fees, exchange fees, administrative fees, or with respect to the Profile Portfolios only, distribution fees, associated with a particular class are born by the Profile Portfolios, Lifetime Portfolios,

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SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios and will not be waived. You may indirectly bear a proportionate share of the fees and expenses of such Underlying Portfolios, including Rule 12b-1 distribution fees for unaffiliated funds, as well as affiliated funds, with respect to the Profile Portfolios.

A redemption fee may be imposed by an Underlying Portfolio upon a request to redeem shares of such fund within a certain period of time. The fee is payable to the underlying Putnam Fund or unaffiliated fund. Accordingly, if you were to invest indirectly in an underlying Putnam Fund or unaffiliated fund through a Profile Portfolio, Lifetime Portfolio, SecureFoundation® Balanced Portfolio, or SecureFoundation® Lifetime Portfolio and request a redemption from the Profile Portfolio, Lifetime Portfolio, SecureFoundation® Balanced Portfolio, or SecureFoundation® Lifetime Portfolio before the expiration of the redemption fee period in the Putnam Fund or unaffiliated fund, the Profile Portfolio, Lifetime Portfolio, SecureFoundation® Balanced Portfolio, or SecureFoundation® Lifetime Portfolio may bear a redemption fee.

Management Fees

Each Portfolio pays a management fee to MCM for managing its investments and business affairs. MCM is paid monthly at an annual rate of each Portfolio's average net assets as described in the Prospectus.

For the past three fiscal years ended December 31, 2009, 2010, and 2011 MCM was paid a fee for its services to the Fund as follows:

Portfolio	2011	2010	2009
Maxim Aggressive Profile I	$171,613	$166,329	$243,728
Maxim Aggressive Profile II	$554,656	$578,399	$455,271
Maxim American Century Growth[1]	$1,907,404	—	—
Maxim Ariel MidCap Value	$440,670	$435,555	$326,732
Maxim Ariel Small-Cap Value	$457,658	$499,732	$1,208,627
Maxim Bond Index	$2,714,746	$1,977,800	$1,519,929
Maxim Conservative Profile I	$76,886	$71,617	$127,460
Maxim Conservative Profile II	$290,102	$280,326	$223,313
Maxim Federated Bond	$2,009,192	$1,531,891	$1,131,053
Maxim Goldman Sachs MidCap Value	$1,945,743	$2,153,577	$2,207,352
Maxim International Index[2]	$890,953	—	—
Maxim Invesco ADR	$2,361,339	$2,452,950	$1,845,744
Maxim Invesco Small-Cap Value	$887,781	$1,253,560	$1,994,048
Maxim Janus Large Cap Growth	$3,451,110	$4,173,058	$2,970,509
Maxim Lifetime 2015 I3	$122,011	$55,816	$2,071
Maxim Lifetime 2015 II3	$364,309	$136,208	$3,560
Maxim Lifetime 2015 III[3]	$7,244	$2,510	$304
Maxim Lifetime 2025 I3	$150,465	$65,514	$2,901
Maxim Lifetime 2025 II3	$481,425	$175,351	$5,669
Maxim Lifetime 2025 III[3]	$9,710	$3,219	$418
Maxim Lifetime 2035 I3	$109,912	$42,988	$1,532
Maxim Lifetime 2035 II3	$327,671	$118,749	$4,119
Maxim Lifetime 2035 III[3]	$6,325	$2,201	$202
Maxim Lifetime 2045 I3	$49,934	$18,872	$613
Maxim Lifetime 2045 II3	$139,825	$47,949	$1,367
Maxim Lifetime 2045 III[3]	$2,467	$685	$57
Maxim Lifetime 2055 I3	$14,412	$6,200	$281
Maxim Lifetime 2055 II3	$30,860	$9,340	$221
Maxim Lifetime 2055 III[3]	$529	$159	$27
Maxim Loomis Sayles Bond	$3,400,986	$3,274,457	$3,007,408
Maxim Loomis Sayles Small-Cap Value	$1,837,316	$1,781,019	$2,142,641
Maxim MFS International Growth	$2,516,679	$2,573,618	$1,893,442
Maxim MFS International Value	$2,351,053	$2,416,018	$2,168,235

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Portfolio	2011	2010	2009
Maxim Moderate Profile I	$456,100	$455,556	$651,058
Maxim Moderate Profile II	$904,650	$960,726	$814,831
Maxim Moderately Aggressive Profile I	$347,428	$355,765	$598,400
Maxim Moderately Aggressive Profile II	$177,929	$254,598	$90,081
Maxim Moderately Conservative Profile I	$115,727	$109,504	$157,184
Maxim Moderately Conservative Profile II	$59,408	$72,898	$33,603
Maxim Money Market[4]	$2,263,377	$2,254,841	$2,328,747
Maxim Putnam High Yield Bond	$1,200,471	$704,382	$824,117
Maxim Putnam Equity Income[5]	$1,723,243	—	—
Maxim S&P 500® Index	$5,665,325	$4,529,345	$3,916,585
Maxim S&P MidCap 400® Index[6]	$503,811	—	—
Maxim S&P SmallCap 600® Index	$1,947,378	$1,547,038	$1,084,381
Maxim SecureFoundation® Balanced[7]	$10,568	$2,005	$3
Maxim SecureFoundation® Lifetime 2015[7]	$46,088	$12,686	$4
Maxim SecureFoundation Lifetime 2020[8]	$170	—	—
Maxim SecureFoundation® Lifetime 2025[7]	$34,227	$8,147	$4
Maxim SecureFoundation Lifetime 2030[8]	$155	—	—
Maxim SecureFoundation® Lifetime 2035[7]	$19,510	$4,423	$4
Maxim SecureFoundation Lifetime 2040[8]	$229	—	—
Maxim SecureFoundation® Lifetime 2045[7]	$9,147	$2,027	$4
Maxim SecureFoundation Lifetime 2050[8]	$54	—	—
Maxim SecureFoundation® Lifetime 2055[7]	$433	$105	$3
Maxim Short Duration Bond	$418,347	$301,472	$257,897
Maxim Small-Cap Growth	$1,038,779	$1,021,248	$702,310
Maxim Stock Index	$1,729,160	$1,706,037	$1,546,345
Maxim T. Rowe Price Equity/Income	$5,410,695	$4,999,135	$4,026,968
Maxim T. Rowe Price MidCap Growth	$5,683,779	$4,326,868	$3,424,739
Maxim Templeton Global Bond	$2,744,932	$2,368,628	$1,613,376
Maxim U.S. Government Mortgage Securities	$2,230,362	$2,368,404	$2,339,516

[1]	Portfolio commenced operations on June 16, 2011.
[2]	Portfolio commenced operations on January 13, 2011.
[3]	Portfolio commenced operations on May 1, 2009.
[4]	MCM waived management fees for the Maxim Money Market Portfolio of $2,025,185 in 2011, $1,451,372 in 2010 and $921,655 in 2009.
[5]	Portfolio commenced operations on June 16, 2011.
[6]	Portfolio commenced operations on January 20, 2011.
[7]	Portfolio commenced operations on November 13, 2009.
[8]	Portfolio commenced operations on January 31, 2011.

Sub-Advisory Agreements

MCM and the Fund have entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreements”) with respect to the daily management of certain of the Portfolios. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. As approved, the continuation of the Sub-Advisory Agreements will remain in effect until May 1, 2013, and from year to year if approved annually by the Board of Directors including a vote of a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio.

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Sub-Advisers

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

American Century Investment Management, Inc. (“American Century”) serves as the Sub-Adviser to the Maxim American Century Growth Portfolio pursuant to a Sub-Advisory Agreement dated June 8, 2011. American Century, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 4500 Main Street, Kansas City, Missouri 64111. American Century is a wholly owned, direct subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a non-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

MCM is responsible for compensating American Century, which receives monthly compensation for its services at the annual rate of 0.32% of the average daily net asset value up to $750 million, and 0.29% of such value in excess of $750 million.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Gregory J. Woodhams	9	11,725.2	2	109.6	12	1,645.8	0	0	0	0	0	0
E.A. Prescott LeGard	8	11,709.2	2	109.6	12	1,645.8	0	0	0	0	0	0

Material Conflicts of Interest Policy

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small--cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

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For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2011, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century began placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Maxim American Century Growth Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Maxim American Century Growth Portfolio is not separately considered in determining portfolio manager compensation.

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A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

ARIEL INVESTMENTS, LLC

Ariel Investments, LLC ("Ariel") serves as the Sub-Adviser to the Maxim Ariel Small-Cap Value Portfolio and the Maxim Ariel MidCap Value Portfolio pursuant to Sub-Advisory Agreements dated December 1, 1993, as amended, and February 5, 1999, as amended, respectively. Ariel, registered as an investment adviser under the Advisers Act, is a limited liability company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Ariel is a privately held minority-owned money manager.

MCM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value up to $5 million, 0.35% on the next $10 million, 0.30% on the next $10 million, and 0.25% of such value in excess of $25 million for the Maxim Ariel Small-Cap Value Portfolio. Ariel receives compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Maxim Ariel MidCap Value Portfolio.

Other Accounts Managed

John W. Rogers, Jr. is the portfolio manager for the Maxim Ariel Small-Cap Value Portfolio and co-portfolio manager along with Timothy Fidler for the Maxim Ariel Midcap Value Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers	6	2,738.6	0	0	115	1,340.4	0	0	0	0	0	0
Timothy Fidler	2	1,284.7	0	0	71	495.6	0	0	0	0	0	0

Material Conflicts of Interest Policy

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Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation

Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:

(i)         Base Salary. Base Salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable firms.

(ii)         Discretionary Bonus Pool. The quarterly discretionary bonus is related to the profitability of Ariel and consists of cash and mutual fund shares purchased by Ariel in the funds managed by Mr. Rogers.

(iii)         Annual Incentive Award. An annual incentive award is based upon goals set by Ariel’s Board of Directors that are tied to the performance of the funds he manages against relevant indices over a market cycle, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the funds’ success and meeting budgetary goals.

(iv)         Stock Grant. Stock grants are based upon Mr. Rogers’ contribution to Ariel and his perceived value in the market place.

(v)         Profit Sharing Plan. A contribution to Mr. Rogers’ portion of Ariel’s profit sharing plan is based upon criteria used for all employees of Ariel.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel’s Board of Directors at the beginning of each year.

Ariel’s compensation methodology for the other portfolio managers consists of:

(1)         Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel based on position responsibilities, years of service and contribution to long-term performance of the funds.

(2)         Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonus will consist of cash and mutual fund shares purchased by Ariel in the fund(s) managed by the portfolio manager. All members of Ariel’s research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel’s firm values.

(3)         Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in Ariel, based on position responsibilities, years of service and contribution to long-term performance of the funds.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) serves as the Sub-Adviser to the Maxim Federated Bond Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003. Federated, registered as an investment adviser under the Advisers Act, is a Delaware business trust. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Portfolio. Federated’s and FASC’s principal business address is Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is an indirect wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

MCM is responsible for compensating Federated, which receives monthly compensation for its services at the annual rate of 0.15% on the first $100 million, 0.12% on the next $150 million, and 0.10% on all amounts over $250 million.

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Other Accounts Managed

Robert J. Ostrowski and Christopher J. Smith are the portfolio managers of the Maxim Federated Bond Portfolio. The emerging markets portion of the Portfolio is managed by Mr. Roberto Sanchez-Dahl. The high-yield portion of the Portfolio is managed by Mr. Mark E. Durbiano, CFA. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Robert Ostrowski	0	0	1	4	1	41	0	0	0	0	0	0
Christopher Smith	7	1,752	0	0	13	1,201	0	0	0	0	0	0
Mark Durbiano	18	5,324	2	7	1	55	0	0	0	0	0	0
Roberto Sanchez-Dahl	8	919	0	0	0	0	0	0	0	0	2	373

Material Conflicts of Interest Policy

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Compensation

Robert Ostrowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

In his role as Chief Investment Officer, Robert Ostrowski has oversight responsibility for all taxable and municipal fixed income products. Mr. Ostrowski’s IPP is calculated with an equal weighting of Federated’s Investors, Inc.’s major taxable fixed income product groups (international fixed income, high yield, corporate/multi-sector, government/mortgage-backed, municipal bonds, structured products/asset backed bonds and separately managed accounts), all accounts within a product group are equally weighted as well. IPP is measured on rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus account benchmarks, and versus designated peer groups of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. In addition, Mr. Ostrowski serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

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The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Robert Ostrowski was awarded a grant of restricted Federated Investors, Inc. stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Investors, Inc.'s senior management.

Christopher Smith is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Barclays Capital Aggregate Bond Index), and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Roberto Sanchez-Dahl is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Sanchez-Dahl manages only the emerging markets portion of the Portfolio. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Barclays Capital Aggregate Bond Index), and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Sanchez-Dahl is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.

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The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Durbiano manages only the high yield portion of the Portfolio. Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis versus the high yield portion of the Portfolio’s benchmark (i.e. Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index), and versus the high yield portion of the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

FRANKLIN ADVISERS, INC.

Franklin Advisers, Inc. (“FAI”) serves as the Sub-Adviser to the Maxim Templeton Global Bond Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005, as amended. FAI, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403.

MCM is responsible for compensating FAI, which receives monthly compensation for its services at the annual rate of 0.30% on the first $100 million, 0.275% on the next $200 million, and 0.25% on all amounts over $300 million.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Hasenstab	13	67,651.7	33	78,861.0	18	3,983.6	0	0	0	0	0	0
Canyon Chan	4	1,514.0	6	1,490.8	10	2,235.2	0	0	0	0	0	0

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by

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the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Material Conflicts of Interest Policy

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Sub-Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

(i)         Base salary. Each portfolio manager is paid a base salary.

(ii)         Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

(iii)         Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as the Sub-Adviser to the Maxim Goldman Sachs MidCap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008. GSAM, registered as an investment adviser under the Advisers Act, is a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282-2198. GSAM is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). In connection with GSAM’s service as Sub-Adviser to the Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies for the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

MCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.40% on the first $100 million, 0.35% on the next $600 million, and 0.32% thereafter.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ron Hua, CFA	35	10,800	59	5,800	1216	30,800	0	0	5	4	27	7,500
Len Ioffe, CFA	35	10,800	59	5,800	1216	30,800	0	0	5	4	27	7,500

Material Conflicts of Interest Policy

The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more portfolios for which GSAM is a sub-adviser or adviser (a “Portfolio” and together the “Portfolios”) or limit such

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portfolios’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain portfolios directly and indirectly invest. Thus, it is likely that such portfolio may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to the Maxim Goldman Sachs MidCap Value Portfolio. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM would still receive significant compensation from the Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and portfolios which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Portfolio could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Portfolio. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. The Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Portfolio or who engage in transactions with or for the Portfolio.
The Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Portfolio’s investment transactions, in accordance with applicable law.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons. The benchmark for the Portfolios is the Russell MidCap Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

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Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

INVESCO ADVISERS, INC.

Invesco Advisers, Inc. (“Invesco”) serves as Sub-Adviser to the Maxim Invesco Small-Cap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008, and as Sub-Adviser to the Maxim Invesco ADR Portfolio pursuant to a Sub-Advisory Agreement dated March 3, 1997. Invesco is a company incorporated under the laws of the State of Delaware and is registered as an investment adviser with the SEC. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Its principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

MCM is responsible for compensating Invesco, which receives monthly compensation for its services for the Maxim Invesco Small-Cap Value Portfolio at the annual rate of 0.50% on the first $100 million, 0.45% on the next $100 million, 0.30% on the next $200 million and 0.20% thereafter. For the Maxim Invesco ADR Portfolio, Invesco receives monthly compensation for its services at the annual rate of 0.55% on the first $50 million, 0.50% on the next $50 million, and 0.40% on assets over $100 million.

Other Accounts Managed

Michael Abata, Anthony J. Munchak, Glen E. Murphy, Francis M. Orlando, and Andrew Waisburd are the portfolio managers of the Maxim Invesco Small-Cap Value Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Abata, CFA	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0
Anthony J. Munchak, CFA	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0
Glen E. Murphy, CFA	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0
Francis M. Orlando, CFA	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0
Andrew Waisburd, Ph.D.	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0

W. Lindsay Davidson, Ingrid E. Baker, E. Sargent McGowan, Anuja Singha and Stephen Thomas are the portfolio managers with the most significant responsibility for the management of the Maxim Invesco ADR Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
W. Lindsay Davidson	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2
Ingrid Baker	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2

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Sargent McGowan	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2
Anuja Singha	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2
Stephen Thomas	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2

Material Conflicts of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades though a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other accounts involved.

•

Finally, the appearance of a conflict may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary: Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus: The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Invesco investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus

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compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation: Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentive to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

JANUS CAPITAL MANAGEMENT LLC

Janus Capital Management LLC (“Janus”) serves as the Sub-Adviser to the Maxim Janus Large Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003. Janus, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company with its principal business address at 151 Detroit Street, Denver, Colorado 80206. Janus is a directly owned subsidiary of Janus Capital Group Inc. (“JCGI”).

MCM is responsible for compensating Janus, which receives monthly compensation for its services at the annual rate of 0.50% on the first $250 million, 0.45% on the next $500 million, 0.40% on the next $750 million and 0.35% on all amounts over $1.5 billion.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ron Sachs	17	15,175.1	1	48.9	4	1,182.3	3	12,026.8	0	0	0	0

Material Conflicts of Interest Policy

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Portfolio or may have a performance-based fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

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Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). The overall investment team compensation pool is funded each year by an amount equal to a percentage of Janus’ pre-incentive operating income.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

With respect to an individual portfolio manager’s quarterly variable compensation, the management fee revenue received by Janus in connection with such portfolio manager’s Portfolio determines the maximum compensation that the individual portfolio manager can receive on a quarterly basis, which is then adjusted downward depending on the portfolio manager’s investment performance on a one-, three- and five-year rolling period basis with a predominant weighting on the Portfolio’s performance in the three- and five-year periods. Actual performance is calculated based on the Portfolio’s aggregate asset-weighted Lipper peer group performance ranking (or, as may be applicable, a combination of two or more Lipper peer groups).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Newly hired portfolio managers may have guaranteed compensation levels during the first few years of their employment with Janus.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

The portfolio manager did not own any shares of the Portfolio as of December 31, 2011.

LOOMIS, SAYLES, & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the Sub-Adviser to the Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios pursuant to a Sub-Advisory Agreement dated October 30, 2000. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles' principal business address is One Financial Center, Boston, Massachusetts 02111.

MCM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.50% on the first $10 million, 0.45% on the next $15 million, 0.40% on the next $75 million and 0.30% on all amounts over $100 million of the Maxim Loomis Sayles Small-Cap Value Portfolio; and .30% on all assets of the Maxim Loomis Sayles Bond Portfolio.

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Other Accounts Managed

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Fuss	14	47,712	3	1,920	70	9,981	0	0	0	0	3	463

The Maxim Loomis Sayles Small-Cap Value Portfolio is co-managed by Joseph R. Gatz and Jeffrey Schwartz . The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Gatz	3	1,294	4	221	69	1,539	0	0	1	31	0	0

The information below is provided as of the start date of Jeffrey Schwartz’s management of the Portfolio, March 19, 2012.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jeffrey Schwartz	3	1,455	4	248	75	1,706	0	0	1	36	0	0

Material Conflicts of Interest Policy

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio

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manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Bond Portfolio is the Merrill Lynch Corporate/Government Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm’s calculation incorporates relative performance of the manger’s three year return over the last 20 quarters. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Equity managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Small Cap Portfolio is the Russell 2000 Value Index.

Loomis Sayles also uses the institutional peer groups as a point of comparison for equity manager performance because in some instances the firm believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers. Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

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The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Maxim MFS International Growth Portfolio, pursuant to a Sub-Advisory Agreement dated May 1, 2003, and to the Maxim MFS International Value Portfolio, pursuant to a Sub-Advisory Agreement dated September 1, 2009. MFS, registered as an investment adviser pursuant to the Advisers Act, is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

MCM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.35% on all assets of the Maxim MFS International Growth Portfolio and 0.40% on all assets of the Maxim MFS International Value Portfolio.

Other Accounts Managed

The Maxim MFS International Growth Portfolio is co-managed by Marcus L. Smith and Daniel Ling. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Ling	10	8,690	1	539	20	3,416	0	0	0	0	1	390
Marcus L. Smith	11	8,814	2	548	23	4,015	0	0	0	0	1	390

The Maxim MFS International Value Portfolio is co-managed by Benjamin Stone and Barnaby Wiener. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

AUM Based Fees			Performance Based Fees
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

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Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone	6	7,134	5	2,194	16	2,698	0	0	0	0	0	0
Barnaby Wiener	6	7,134	4	2,110	16	2,698	0	0	0	0	0	0

Material Conflicts of Interest Policy

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio-for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)         Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

(ii)         Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure performance for the Portfolios:

Portfolio Manager	Benchmarks
Marcus L. Smith	MSCI EAFE Index
Daniel Ling	MSCI EAFE Index
Benjamin Stone	MSCI EAFE Value Index
Barnaby Wiener	MSCI EAFE Value Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolio and other account performance).

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Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

MELLON CAPITAL MANAGEMENT CORPORATION

Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser to the Maxim Stock Index, Maxim S&P SmallCap 600® Index, Maxim S&P 500® Index, Maxim S&P MidCap 400® Index, and Maxim International Index Portfolios pursuant to a Sub-Advisory Agreement dated June 30, 2003, as amended. Mellon Capital began serving as Sub-Adviser to the Maxim S&P MidCap 400® Index and Maxim International Index Portfolios effective December 31, 2010. BNY Investment Advisors served as the Sub-Adviser for the Maxim Stock Index, Maxim S&P SmallCap 600® Index and Maxim S&P 500 Index® Portfolios through July 20, 2008. Effective July 20, 2008, Mellon Capital assumed the sub-advisory relationship from BNY Investment Advisors pursuant to an internal reorganization that resulted from the merger of The Bank of New York and Mellon Financial Corporation.

MCM is responsible for compensating Mellon Capital, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Portfolio:

Portfolio	Fee
Maxim International Index Portfolio	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Maxim S&P 500® Index Portfolio	0.02% on all assets
Maxim Stock Index Portfolio	0.02% on all assets
Maxim S&P MidCap 400® Index Portfolio	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Maxim S&P SmallCap 600® Index Portfolio	0.02% on all assets

Other Accounts Managed

Karen Q. Wong, Richard A. Brown, and Thomas J. Durante are responsible for the day-to-day management of the Portfolios. The following table provides information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Karen Q. Wong*	81	37.8	83	61.1	67	62.6	0	0	0	0	0	0
Richard A. Brown*	81	37.8	83	61.1	67	62.6	0	0	0	0	0	0
Thomas J Durante*	81	37.8	83	61.1	67	62.6	0	0	0	0	0	0

*The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.

Material Conflicts of Interest Policy

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Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Portfolios. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Portfolios managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolios, or make investment decisions that are similar to those made for the Portfolios, both of which have the potential to adversely impact the Portfolios depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Portfolios, which can cause potential conflicts in the allocation of investment opportunities between the Portfolios and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed. Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading and purchases of securities from affiliate underwriters). These procedures are intended to help employees identify and mitigate potential side by side conflicts of interest. Mellon Capital has also developed a conflicts matrix listing potential side by side conflicts and compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest.

Compensation

The primary objectives of Mellon Capital’s compensation plans are to:

—	Motivate and reward superior investment and business performance
—	Motivate and reward continued growth and profitability
—	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
—	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the

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same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam Investments Management, LLC (“Putnam”) a subsidiary of Putnam Investments, LLC, is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Putnam is an affiliate of MCM.

Putnam serves as the Sub-Adviser to the Maxim Putnam High Yield Bond Portfolio and the Maxim Putnam Equity Income Portfolio pursuant to a Sub-Advisory Agreement dated August 3, 2009, as amended. Putnam is registered as an investment adviser under the Advisers Act and has its principal business address at One Post Office Square, Boston, MA 02109.

MCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% on the first $250 million, 0.35% on the next $250 million and 0.30% on all assets over $500 million for the Maxim Putnam Equity Income Portfolio, and 0.35% on all assets for the Maxim Putnam High Yield Bond Portfolio.

Other Accounts Managed

Paul Scanlon, Norman Boucher and Robert Salvin are responsible for the day-to-day management of the Maxim Putnam High Yield Bond Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager (s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Scanlon	26	11,900.9	24	5,680.4	9	1,989.7	4	2,349.8	3	232.2	0	0
Norman Boucher	16	3,484.8	16	3,523.7	3	548.6	0	0	1	54.8	0	0
Robert Salvin	17	4,192.0	17	3,532.4	4	736.1	0	0	1	54.8	0	0

Bartlett Geer is responsible for the day-to-day management of the Maxim Putnam Equity Income Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager (s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Bartlett Geer	2	3,629.9	0	0	2	259.0	0	0	0	0	0	0

Material Conflicts of Interest Policy

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Like other investment professionals with multiple clients, the Portfolio’s investment managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed above under “Other Accounts Managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The Portfolio’s investment managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio’s investment managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Portfolio’s investment managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio’s investment managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the Portfolio and other accounts purchase or sell the same securities. On occasions when the Portfolio’s investment managers consider the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold – for example,

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by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Portfolio) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Portfolio and another Putnam advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Portfolio. Depending on another account’s objectives or other factors, the Portfolio’s investment managers may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio’s investment managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The Portfolio’s investment managers may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.

Compensation

In order to attract and retain top talent, Putnam offers competitive compensation packages. Our total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that our compensation packages remain competitive.

While there is no guarantee that investment objectives will be met, our investment compensation program aligns manager goals with the firm’s chief objective — providing our clients with superior, repeatable investment results over the long term. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods. Incentive targets are set on an individual basis for Investment staff. These targets are designed to reward performance with the primary bonus driver being fund performance against the market and/or benchmark as appropriate over three years.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience.

In addition to direct compensation, Putnam also provides a carefully designed package of employee benefits, which includes comprehensive medical insurance, dental assistance programs, life insurance, and a variety of other benefits standard for our industry.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

SILVANT CAPITAL MANAGEMENT LLC

Silvant Capital Management LLC (“Silvant”) serves as the Sub-Adviser to the Maxim Small-Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005. Silvant, registered as an investment adviser registered

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under the Advisers Act, is a Delaware limited liability company with its principal business address at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is a majority owned subsidiary of RidgeWorth Capital Management, Inc. a money management holding company which is a majority owned subsidiary of SunTrust Banks, Inc.

MCM is responsible for compensating Silvant, which receives monthly compensation for its services at the annual rate of 0.40% on net assets.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Chris Guinther	4	739.6	0	0	2	7.0	0	0	0	0	0	0
Michael Sansoterra	4	739.6	1	40.3	20	567.9	0	0	0	0	0	0
Joe Ransom	4	739.6	0	0	29	2,216.0	0	0	0	0	1	13.3
Sandeep Bhatia	4	739.6	0	0	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Silvant has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Silvant believes is fair and equitable.

Compensation

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Portfolio’s investment performance. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a fund’s pre-tax total return to the returns of the fund’s peer group and benchmark over multi-year periods, as applicable. Where portfolio managers are responsible for multiple funds or other managed accounts, each is weighted based on its size and relative strategic importance to Silvant. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually, and a portion of the bonus may be subject to a mandatory deferral which vests over three years subject to the terms of the Deferred Compensation Incentive Plan.

In addition, certain portfolio managers may also participate in RidgeWorth Capital Management’s long-term stock plan or may receive a retention bonus/incentive guarantee for a fixed period when RidgeWorth and/or Subadviser deem it necessary to recruit or retain the employee.

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All full-time employees of Silvant are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. Certain portfolio managers may also be eligible for additional retirement benefits under supplemental retirement plans upon reaching specified compensation levels of eligibility and approval by management.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the Sub-Adviser to the Maxim T. Rowe Price Equity/Income and Maxim T. Rowe Price MidCap Growth Portfolios pursuant to Sub-Advisory Agreements dated November 1, 1994, as amended, and June 30, 1997, as amended, respectively. T. Rowe Price, registered as an investment adviser under the Advisers Act, is a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For the Maxim T. Rowe Price Equity/Income Portfolio, MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at the following annual rates:

Annual Fee Rate	Assets
0.50%	First $50 million
0.45%	Next $50 million
0.40%	Reset at $100 million
0.35%	Reset at $200 million
0.325%	Reset at $500 million
0.30%	Over $500 million
0.30%	Reset at $1 billion

For the Maxim T. Rowe Price MidCap Growth Portfolio, MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at an annual rate of 0.50% on all assets.

Other Accounts Managed

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. Mr. Rogers has day-to-day responsibility for managing the Maxim T. Rowe Price Equity/Income Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price Equity/Income Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian C. Rogers	12	29,472.2	2	1,726.7	10	1,080.8	0	0	0	0	0	0

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. Mr. Berghuis has day-to-day responsibility for managing the Maxim T. Rowe Price MidCap Growth Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price MidCap Growth Portfolio.

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The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis	7	24,206.6	2	422.6	6	575.9	0	0	0	0	0	0

Material Conflicts of Interest Policy

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

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This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

MAXIM PROFILE, MAXIM LIFETIME, MAXIM SECUREFOUNDATION® BALANCED, AND MAXIM

SECUREFOUNDATION® LIFETIME PORTFOLIOS

The Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios and works with the Asset Allocation Committee in developing and executing the investment program for the Portfolios.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
S. Mark Corbett	0	0	6	90.3	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Profile Portfolios', Lifetime Portfolios’, SecureFoundation® Balanced Portfolio’s, and SecureFoundation® Lifetime Portfolios’ investments and the investments of the other accounts included above. Investment personnel affiliated with MCM also manage the investments of an MCM affiliate, Orchard Trust Company, LLC, a trust company domiciled and governed by the laws of the State of Colorado (“OTC”). MCM is an affiliate of OTC through common ownership in which GWL&A is the sole owner of both MCM and OTC. OTC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Portfolios of Maxim which is advised by MCM. Additionally, OTC offers various collective investment trusts (“CITs”) solely to its clients for which such CITS are advised by MCM. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with MCM.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager owned shares of the following Portfolio as of December 31, 2011:

Maxim Aggressive Profile II Portfolio – between $100,001 - $500,000

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MAXIM MONEY MARKET, MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES, MAXIM SHORT DURATION BOND, AND MAXIM BOND INDEX PORTFOLIOS

The Maxim Money Market Portfolio, Maxim U.S. Government Mortgage Securities Portfolio, Maxim Short Duration Bond Portfolio, and Maxim Bond Index Portfolio are managed by an internal investment management team headed by Catherine Tocher. Ms. Tocher has managed the Maxim Money Market Portfolio since 2000, the Maxim U.S. Government Mortgage Securities Portfolio since 1993, the Maxim Short Duration Bond Portfolio since 2003, and the Maxim Bond Index Portfolio since 2004.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Catherine Tocher	0	0	3	1,048.2	42	8,458.2	0	0	0	0	0	0

Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolios and the investments of the other accounts included above. Investment personnel affiliated with MCM also manage the investments of stable value funds and separate accounts of GWL&A and First GWL&A. MCM is a subsidiary of GWL&A and an affiliate of First GWL&A, which is also a subsidiary of GWL&A. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with MCM.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager owned shares of the following Portfolio as of December 31, 2011:

Maxim U.S. Government Mortgage Securities Portfolio – between $10,001 - $50,000

Sub-Advisory Fees

For the past three fiscal years ended December 31, 2009, 2010, and 2011, the Sub-Advisers were paid fees for their services to the Fund as follows:

Portfolio	2011	2010	2009
Maxim American Century Growth[1]	$607,416	—	—
Maxim Ariel MidCap Value	$209,914	$208,416	$162,675
Maxim Ariel Small-Cap Value	$136,510	$147,441	$324,229
Maxim Federated Bond	$356,942	$292,645	$224,061

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Portfolio	2011	2010	2009
Maxim Goldman Sachs MidCap Value	$592,847	$652,858	$668,345
Maxim International Index[2]	$44,455	—	—
Maxim Invesco ADR	$1,065,184	$1,107,041	$863,922
Maxim Invesco Small-Cap Value	$315,885	$443,518	$690,991
Maxim Janus Large Cap Growth	$1,594,009	$1,914,967	$1,396,104
Maxim Loomis Sayles Bond	$1,130,697	$1,091,392	$1,003,181
Maxim Loomis Sayles Small-Cap Value	$666,608	$651,797	$760,570
Maxim MFS International Growth	$730,928	$751,308	$522,717
Maxim MFS International Value[3]	$937,396	$966,560	$1,052,359
Maxim Putnam Equity Income[4]	$588,623	—	—
Maxim Putnam High Yield Bond[5]	$380,998	$224,174	$283,036
Maxim S&P 500® Index	$188,277	$151,065	$130,662
Maxim S&P MidCap 400® Index[6]	$29,627	—	—
Maxim S&P SmallCap 600® Index	$64,701	$51,630	$36,168
Maxim Small-Cap Growth	$435,942	$430,305	$296,075
Maxim Stock Index	$57,469	$56,872	$51,571
Maxim T. Rowe Price Equity/Income	$2,546,362	$2,376,236	$1,942,823
Maxim T. Rowe Price MidCap Growth	$2,832,209	$2,165,606	$1,713,996
Maxim Templeton Global Bond	$603,654	$526,604	$366,613

[1] Portfolio	commenced operations on June 16, 2011.
[2] Portfolio	commenced operations on January 13, 2011.
[3] The	Sub-Adviser and sub-advisory fees for this Portfolio changed effective September 1, 2009.
[4] Portfolio	commenced operations on June 16, 2011.
[5] The	Sub-Adviser and sub-advisory fees for this Portfolio changed effective August 3, 2009.
[6] Portfolio	commenced operations on January 20, 2011.

DISTRIBUTION AND OTHER SERVICES

Multiple Class Structure

The Board of Directors has adopted multiple class plans, as amended from time to time (the “Multiple Class Plans”), pursuant to Rule 18f-3 under the 1940 Act. Portfolios that offer only one class of shares do not have sales charges or distribution fees. Certain Portfolios offer two or more classes of shares. The Initial Class, Class T, and Class G shares offered with certain Portfolios do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Portfolios do not have sales charges but have a distribution fee (or 12b-1 fee).

Principal Underwriter and Distributor

GWFS Equities serves as principal underwriter and distributor of the Fund’s shares. GWFS Equities is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. GWFS Equities is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The principal underwriting agreement calls for GWFS Equities to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for the Fund. The principal underwriter did not retain any underwriting commissions during the last three fiscal years ended December 31, 2009, 2010, and 2011.

Compensation received by the principal underwriter during the Fund's last fiscal year ended December 31, 2011:

Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
GWFS Equities, Inc.	$0	$0	$0	$0

Class T1 Distribution Plan

The Lifetime Portfolios have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for its Class T1 shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class T1 shares of the Lifetime Portfolios to compensate the Distributor

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for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Lifetime Portfolios and/or for providing or arranging for the provision of services to the Lifetime Portfolios’ Class T1 shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Lifetime Portfolio). Because these fees are paid out of Class T1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Lifetime Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Lifetime Portfolios and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Lifetime Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class T1 shares of the relevant Lifetime Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Lifetime Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class T1 shares of the relevant Lifetime Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Lifetime Portfolio and the Class T1 shareholders of each Lifetime Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Lifetime Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Lifetime Portfolio's shares, the payment by the Lifetime Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, "financial intermediaries") pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class T1 shares and/or providing services to shareholders of the Lifetime Portfolios' Class T1 shares.

For the fiscal year ended December 31, 2011, the following 12b-1 payments were made to the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders:

Portfolio	Payments*	Amounts Waived
Maxim Lifetime 2015 I	$73,895	--
Maxim Lifetime 2015 II	$271,309	--
Maxim Lifetime 2015 III	$5,393	--
Maxim Lifetime 2025 I	$83,299	--
Maxim Lifetime 2025 II	$350,190	--
Maxim Lifetime 2025 III	$6,140	--
Maxim Lifetime 2035 I	$62,767	--
Maxim Lifetime 2035 II	$244,764	--
Maxim Lifetime 2035 III	$4,482	--
Maxim Lifetime 2045 I	$27,456	--
Maxim Lifetime 2045 II	$97,462	--
Maxim Lifetime 2045 III	$1,686	--
Maxim Lifetime 2055 I	$6,818	--
Maxim Lifetime 2055 II	$22,450	--
Maxim Lifetime 2055 III	$342	$19

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* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by MCM.

The Class T1 shares were first offered with the Lifetime Portfolios as of May 1, 2009.

Class G1 Distribution Plan

The SecureFoundation® Balanced Portfolio and SecureFoundation® Lifetime Portfolios (for purposes of this section, the “SecureFoundation® Portfolio(s)”) have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for their Class G1 shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class G1 shares of the SecureFoundation® Portfolios to compensate the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the SecureFoundation® Portfolios and/or for providing or arranging for the provision of services to the SecureFoundation® Portfolios’ Class G1 shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the SecureFoundation® Portfolio). Because these fees are paid out of Class G1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each SecureFoundation® Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the SecureFoundation® Portfolios and (b) the Independent Plan Directors. The Distribution Plan may not be amended with respect to any SecureFoundation® Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation® Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any SecureFoundation® Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation® Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each SecureFoundation® Portfolios and the Class G1 shareholders of each SecureFoundation® Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a SecureFoundation® Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the SecureFoundation® Portfolio's shares, the payment by the SecureFoundation® Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class G1 shares and/or providing services to shareholders of the SecureFoundation® Portfolios' Class G1 shares.

For the fiscal year ended December 31, 2011, the following 12b-1 payments were made to the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders:

Portfolio	Payments*	Amounts Waived
Maxim SecureFoundation® Balanced	$7,945	--
Maxim SecureFoundation® Lifetime 2015	$36,301	--
Maxim SecureFoundation® Lifetime 2020	$104	$4
Maxim SecureFoundation® Lifetime 2025	$26,837	--
Maxim SecureFoundation® Lifetime 2030	$76	$28
Maxim SecureFoundation® Lifetime 2035	$15,295	--
Maxim SecureFoundation® Lifetime 2040	$156	$11

69

	00000000000	00000000000
Maxim SecureFoundation® Lifetime 2045	$5,907	--
Maxim SecureFoundation® Lifetime 2050	$13	$11
Maxim SecureFoundation® Lifetime 2055	$313	$14

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by MCM.

The Class G1 shares were first offered with the SecureFoundation® Portfolios as of November 13, 2009.

Class L Distribution and Service Plan

Certain Portfolios have adopted a distribution and service or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for their Class L shares (“Class L Portfolios”). The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class L shares of the Class L Portfolios to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Class L shares of the Class L Portfolios and/or for providing or arranging for the provision of services to the Class L Portfolios’ Class L shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Class L Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Class L Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Class L Portfolios and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Class L Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class L shares of the relevant Class L Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Class L Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class L shares of the relevant Class L Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Class L Portfolio and the Class L shareholders of each Class L Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Class L Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Class L Portfolio's shares, the payment by the Class L Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, "financial intermediaries") pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class L shares and/or providing services to shareholders of the Class L Portfolios' Class L shares.

For the fiscal year ended December 31, 2011, the following 12b-1 payments were made to the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders:

Portfolio	Payments*	Amounts Waived
Maxim Aggressive Profile II	$109	$16
Maxim Ariel Small-Cap Value	$75	$11
Maxim Bond Index	$142	$14
Maxim Conservative Profile II	$553	$42

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Maxim Invesco ADR	$14	$14
Maxim Lifetime 2015 II	$1,927	$23
Maxim Lifetime 2025 II	$3,519	$22
Maxim Lifetime 2035 II	$1,801	$22
Maxim Lifetime 2045 II	$370	$17
Maxim Lifetime 2055 II	$70	$8
Maxim Moderate Profile II	$379	$28
Maxim Moderately Aggressive Profile II	$44	$7
Maxim Moderately Conservative Profile II	$208	$19
Maxim S&P 500® Index	$245	$13
Maxim S&P SmallCap 600® Index	$73	$12
Maxim SecureFoundation Balanced	$524	$29
Maxim SecureFoundation Lifetime 2015	$524	$28
Maxim SecureFoundation Lifetime 2020	$6	$29
Maxim SecureFoundation Lifetime 2025	$119	$28
Maxim SecureFoundation Lifetime 2030	$1	$28
Maxim SecureFoundation Lifetime 2035	$0	$26
Maxim SecureFoundation Lifetime 2040	$0	$28
Maxim SecureFoundation Lifetime 2045	$0	$28
Maxim SecureFoundation Lifetime 2050	$0	$28
Maxim SecureFoundation Lifetime 2055	$0	$28
Maxim T. Rowe Price Equity/Income	$27	$12
Maxim T. Rowe Price MidCap Growth	$113	$12

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by MCM.

The Class L shares were first offered with the Class L Portfolios as of January 31, 2011.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios, excluding the Maxim Money Market Portfolio, for which GWL&A provides services. With respect to fund-of-funds, such as the Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios, the 0.35% fee applies only to assets invested in Underlying Portfolios that are series of the Fund and in fixed interest contracts issued and guaranteed by GWL&A, if applicable.

Mercer Administrative Services Agreement

Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

Profile Underlying Portfolio Administrative Services Agreement

The Distributor entered into an Administrative Services and Program Services Agreement with its affiliates, Putnam Fiduciary Trust Company and Putnam Retail Management Limited Partnership (collectively, “Putnam”), pursuant to which the Distributor provides certain administrative and program services to Putnam with regard to each Putnam fund

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that is an Underlying Portfolio in a Portfolio. For services rendered and expenses incurred pursuant to the Administrative Services and Program Services Agreement, Putnam pays the Distributor a fee ranging from 0.25% to 0.35% of the average daily net asset value of the shares of each Putnam fund that is an Underlying Portfolio in a Portfolio.

Lifetime Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the Lifetime Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a Lifetime Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, unaffiliated Underlying Portfolio entities pay the Distributor a fee ranging from 0.25% to 0.55% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a Lifetime Portfolio.

SecureFoundation® Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the SecureFoundation® Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a SecureFoundation® Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, the unaffiliated Underlying Portfolio entities pay the Distributor a fee of 0.25% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a SecureFoundation® Portfolio.

Putnam Administrative Services Agreement

The Distributor and MCM have entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Internal Revenue Code of 1986, as amended (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to the Fund with regard to each Portfolio that is sold as an investment option in the Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Portfolio that is sold in the 529 Plan.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, are not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, MCM, or a Sub-Adviser for those Portfolios which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of the Fund's portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither MCM nor any Sub-

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Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolios will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable Portfolio of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Portfolio to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM or a Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

MCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Portfolio in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Portfolio the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Portfolios and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolios and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolios, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

No brokerage commissions have been paid by the Maxim Money Market, Maxim Bond Index, Maxim U.S. Government Mortgage Securities, Maxim Short Duration Bond, Maxim Templeton Global Bond, Profile, Lifetime, SecureFoundation® Balanced or SecureFoundation® Lifetime Portfolios for the years ended December 31, 2009 through December 31, 2011. For the years 2009, 2010, and 2011 the Portfolios paid commissions as follows:

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Portfolio	2011	2010	2009
Maxim American Century Growth[1]	$173,983	--	--
Maxim Ariel MidCap Value	$36,527	$31,214	$46,100
Maxim Ariel Small-Cap Value	$57,427	$85,112	$439,073
Maxim Federated Bond	$3,017	$7,678	--
Maxim Goldman Sachs MidCap Value	$12,791	$14,333	$50,051
Maxim International Index[2]	$83,022	--	--
Maxim Invesco ADR	$148,736	$280,779	$237,914
Maxim Invesco Small-Cap Value	$711,949	$882,390	$1,570,206
Maxim Janus Large Cap Growth	$458,658	$397,909	$158,341
Maxim Loomis Sayles Bond	--	$3,638	$877
Maxim Loomis Sayles Small-Cap Value	$267,152	$384,142	$422,978
Maxim MFS International Growth	$189,116	$187,288	$89,871
Maxim MFS International Value	$120,639	$208,500	$544,820
Maxim Putnam Equity Income[3]	$349,226	--	--
Maxim Putnam High Yield Bond	--	$5,742	$4,070
Maxim S&P 500® Index	$66,257	$51,056	$20,072
Maxim S&P MidCap 400® Index[4]	$30,238	--	--
Maxim S&P SmallCap 600® Index	$18,489	$43,075	$19,356
Maxim Small-Cap Growth	$232,085	$488,749	$288,625
Maxim Stock Index	$7,483	$13,495	$4,273
Maxim T. Rowe Price Equity/Income	$160,156	$127,274	$155,461
Maxim T. Rowe Price MidCap Growth	$298,579	$279,649	$262,007
[1]	Portfolio commenced operations on June 16, 2011.
[2]	Portfolio commenced operations on January 13, 2011.
[3]	Portfolio commenced operations on June 16, 2011.
[4]	Portfolio commenced operations on January 20, 2011.

During the fiscal year ended December 31, 2011, certain of the Portfolios held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Portfolio as of the fiscal year ended December 31, 2011.

Portfolio	Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Maxim Stock Index	Goldman, Sachs & Co.	$974
	Jefferies & Co., Inc.	$42
	Morgan Stanley & Co., Inc.	$485
	Bank of America, Inc.	$1233
	JP Morgan Securities, Inc.	$2764
	Citigroup Global Markets, Inc.	$1682
Maxim Bond Index	Goldman, Sachs & Co.	$2016
	Merrill Lynch & Co., Inc	$471
	Morgan Stanley & Co., Inc.	$7469
	Deutsche Bank Securities, Inc.	$762
	Bank of America, Inc.	$2371
	Barclays Bank International, Ltd.	$518
	JP Morgan Securities, Inc.	$2707
	Citigroup Global Markets, Inc.	$2036
	UBS Investment Bank	$497
	Credit Suisse First Boston	$966
	Nomura Securities International, Inc.	$503

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	Jefferies & Co., Inc.	$508
Maxim U.S. Government Mortgage Securities	JP Morgan Securities, Inc.	$7864
	Morgan Stanley & Co., Inc.	$6114
Maxim MFS International Growth	UBS Investment Bank	$2881
	Barclays Bank International, Ltd.	$927
Maxim Federated Bond	Credit Suisse First Boston	$2868
	Bank of America, Inc.	$1380
	Goldman, Sachs & Co.	$1970
	Jefferies & Co., Inc.	$508
	JP Morgan Securities, Inc.	$558
	Citigroup Global Markets, Inc.	$2178
	Morgan Stanley & Co., Inc.	$1840
	Merrill Lynch & Co., Inc	$1724
Maxim S&P® 500 Index	Goldman, Sachs & Co.	$3554
	Bank of America, Inc.	$4492
	Citigroup Global Markets, Inc.	$6132
	JP Morgan Securities, Inc.	$10084
	Morgan Stanley & Co., Inc.	$1775
Maxim Loomis Sayles Bond	Morgan Stanley & Co., Inc.	$6271
	JP Morgan Securities, Inc.	$4083
	Barclays Bank International, Ltd.	$2718
	Bank of America, Inc.	$4291
	Citigroup Global Markets, Inc.	$578
	Goldman, Sachs & Co.	$191
	Jefferies & Co., Inc.	$1919
	Merrill Lynch & Co., Inc	$3021
Maxim Invesco ADR	Barclays Bank International, Ltd.	$2655
Maxim Short Duration Bond	Goldman, Sachs & Co.	$507
	Morgan Stanley & Co. Inc.	$3084
	Barclays Bank International, Ltd.	$515
	JP Morgan Securities, Inc.	$3416
	Bank of America, Inc.	$474
	Citigroup Global Markets, Inc.	$518
	Credit Suisse First Boston	$247
	UBS Investment Bank	$991
	Nomura Securities International, Inc.	$252
Maxim T. Rowe Price Equity/Income	Morgan Stanley & Co., Inc.	$1782
	Bank of America, Inc.	$4421
	JP Morgan Securities, Inc.	$15787
Maxim International Index	Deutsche Bank Securities, Inc.	$569
	Credit Suisse First Boston	$452
	SG America's Securities, LLC	$216
	UBS Investment Bank	$710
Maxim S&P® 400 Index	Jefferies & Co., Inc.	$209

75

Maxim Putnam Equity Income	JP Morgan Securities, Inc.	$835
	Citigroup Global Markets, Inc.	$1336

Portfolio Turnover

The turnover rate for each Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when appropriate in MCM's judgment.

With respect to any Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders.

There was a significant variation in turnover rate in 2011 as compared to 2010 for the Maxim Putnam High Yield Bond Portfolio, Maxim Small-Cap Growth Portfolio, Maxim Invesco Small-Cap Value Portfolio, Maxim Lifetime 2055 Portfolio III, and Maxim SecureFoundation® Lifetime 2055 Portfolio. The variations for the Maxim Putnam High Yield Bond Portfolio and Maxim Small-Cap Growth Portfolio, both of which had lower turnover rates in 2011 than in 2010, were generally due to a decrease in market volatility and a return to a more normalized trading environment. The variation for the Maxim Invesco Small-Cap Value Portfolio, which had a higher turnover rate in 2011 than in 2010, was primarily due to a model re-weight that was implemented in 2011. The variations for the Maxim Lifetime 2055 Portfolio III and Maxim SecureFoundation® Lifetime 2055 Portfolio were largely the result of lower asset bases in 2010, and the resulting effect of purchases and redemptions of shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2012, the outstanding shares of the Fund were held of record by GWL&A, First Great-West Life & Annuity Insurance Company, and New England Life Insurance Company (collectively, the “Insurance Companies”), by certain retirement plans and college savings programs, by IRA custodians and trustees, and by Portfolios of the Fund organized as fund of funds. The Insurance Companies hold shares principally in their separate accounts: Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-7 Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account and COLI VUL-10 of GWL&A; TNE Series (k) Account of New England Life Insurance Company; and FutureFunds II Series Account of First Great-West Life & Annuity Insurance Company. GWL&A, which provided the initial capitalization for certain Portfolios, also holds shares directly. Investments by MCM consists of initial capitalization.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Portfolio is presumed to “control” the Portfolio. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.

To the best knowledge of the Fund, as of April 1, 2012, the names and addresses of the record holders of 5% or more of the outstanding shares of each Portfolio’s equity securities and the percentage of the outstanding shares held by such holders are set forth in the following tables. Other than as indicated below, the Fund is not aware of any shareholder who beneficially owns more than 25% of a Portfolio’s total outstanding shares.

The list is presented in alphabetical order by Portfolio. As a group, the officers and Directors of the Fund owned less than 1% of the outstanding shares of each of the Portfolios.

Maxim Aggressive Profile I Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	92.03%

76

Maxim Aggressive Profile II Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	62.44%

Maxim Aggressive Profile II Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.75%

Maxim American Century Growth Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37.32%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	23.25%
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.94%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.61%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.43%

Maxim Ariel MidCap Value Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	97.71%

Maxim Ariel Small-Cap Value Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	48.72%
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.72%
Retirement Plan Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6.54%

Maxim Ariel Small-Cap Value Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	96.13%

Maxim Bond Index Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	32.01%
Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	18.87%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	18.58%
Maxim SecureFoundation® Lifetime 2015 Portfolio – Class G1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.42%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.28%
Maxim Lifetime 2025 Portfolio I – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.81%
Maxim Lifetime 2015 Portfolio I – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.81%

77

Maxim Bond Index Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.20%

Maxim Conservative Profile I Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	88.75%

Maxim Conservative Profile II Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	55.62%

Maxim Conservative Profile II Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim Federated Bond Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.11%
Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	13.63%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	13.41%
Maxim Conservative Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.67%

Maxim Goldman Sachs MidCap Value Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	40.51%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	23.73%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.16%
Maxim Conservative Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.97%
Future Funds II Series Account\	8515 E. Orchard Road, Greenwood Village, CO 80111	6.49%
Maxim Moderately Aggressive Profile I Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.46%

Maxim International Index Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	17.63%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	17.39%
Maxim Lifetime 2045 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.89%
Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.10%

Maxim Invesco ADR Portfolio – Initial Class

78

Record Owner	Address	Percentage
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	25.50%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24.90%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.53%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.16%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.09%

Maxim Invesco ADR Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	53.08%
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	46.92%

Maxim Invesco Small-Cap Value Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	43.87%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	27.12%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.94%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6.33%
Maxim Moderately Aggressive Profile I Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.31%

Maxim Janus Large Cap Growth Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24.80%
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	21.27%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.68%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.92%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.64%

Maxim Lifetime 2015 Portfolio I – Class T

Record Owner	Address	Percentage
CDI Corporation	1801 Market Street 14th Floor, Philadelphia, PA, 19103	32.35%
Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH, 45873	14.82%

Maxim Lifetime 2015 Portfolio I – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	41.60%

Maxim Lifetime 2015 Portfolio II – Class T

Record Owner	Address	Percentage

79

Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	27.70%
The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO, 80920	15.68%

Maxim Lifetime 2015 Portfolio II – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	43.61%

Maxim Lifetime 2015 Portfolio II – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim Lifetime 2015 Portfolio III – Class T

Record Owner	Address	Percentage
Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920	17.62%
S&ME Inc.	3201 Spring Forest Road, Raleigh, NC, 27616	9.77%
Hubbell, Roth, & Clark, Inc.	555 Hulet Drive, Bloomfield Hills, MI, 48303-0824	5.90%
Nishkian & Associates	1200 Folsom Street, San Francisco, CA, 94103	5.84%

Maxim Lifetime 2015 Portfolio III – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	43.15%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.	900 N Liberty St Ste 400, Boise, ID, 83704	14.96%
Children’s Dental Health Center Inc.	9006 E 62nd South Suite A, Tulsa, OK, 74133	13.39%
Bit 7, Inc.	7 Fen Oak, Madison, WI, 53718	10.61%
Upstream Energy Services, L.P.	2277 Plaza Drive Suite 440, Sugar Land, TX, 77479	5.51%

Maxim Lifetime 2025 Portfolio I – Class T

Record Owner	Address	Percentage
CDI Corporation	1801 Market Street 14th Floor, Philadelphia, PA, 19103	33.94%
Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH, 45873	20.31%
Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 6921	6.19%

Maxim Lifetime 2025 Portfolio I – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	38.74%

Maxim Lifetime 2025 Portfolio II – Class T

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	20.78%
The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO, 80920	7.50%

Maxim Lifetime 2025 Portfolio II – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	43.69%

Maxim Lifetime 2025 Portfolio II – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO	100.00%

80

80111

Maxim Lifetime 2025 Portfolio III – Class T

Record Owner	Address	Percentage
Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920	15.62%
S&ME Inc.	3201 Spring Forest Road, Raleigh, NC, 27616	5.84%
Holzmacher, McLendon & Murrell, P.C.	575 Broad Hollow Road, Melville, NY, 11747	5.60%

Maxim Lifetime 2025 Portfolio III – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	34.75%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.	900 N Liberty St Ste 400, Boise, ID, 83704	21.79%
Upstream Energy Services, L.P.	2277 Plaza Drive Suite 440, Sugar Land, TX, 77479	13.02%
Womens Healthcare Associates, P.A.	2327 Coronado St Suite A-205, Idaho Falls, ID, 83404	7.82%
Bit 7, Inc.	7 Fen Oak, Madison, WI, 53718	5.33%

Maxim Lifetime 2035 Portfolio I – Class T

Record Owner	Address	Percentage
CDI Corporation	1801 Market Street 14th Floor, Philadelphia, PA, 19103	34.92%
Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH, 45873	22.12%
Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 6921	5.76%
City of Jacksonville	117 W. Duvall Street Suite 100, Jacksonville, FL, 32202	5.35%

Maxim Lifetime 2035 Portfolio I – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37.05%

Maxim Lifetime 2035 Portfolio II – Class T

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	26.66%
The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO, 80920	5.12%

Maxim Lifetime 2035 Portfolio II – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	40.88%

Maxim Lifetime 2035 Portfolio II – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim Lifetime 2035 Portfolio III – Class T

Record Owner	Address	Percentage
Holzmacher, McLendon & Murrell, P.C.	575 Broad Hollow Road, Melville, NY, 11747	8.69%
Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920	8.61%
S&ME Inc.	3201 Spring Forest Road, Raleigh, NC, 27616	5.16%

Maxim Lifetime 2035 Portfolio III – Class T1

Record Owner	Address	Percentage

81

Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	49.71%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.	900 N Liberty St Ste 400, Boise, ID, 83704	9.15%
Womens Healthcare Associates, P.A.	2327 Coronado St Suite A-205, Idaho Falls, ID, 83404	8.71%
Smiles By Design	180 N LaSalle Street Suite 101, Chicago, IL, 60601	6.55%
Bit 7, Inc.	7 Fen Oak, Madison, WI, 53718	5.49%

Maxim Lifetime 2045 Portfolio I – Class T

Record Owner	Address	Percentage
CDI Corporation	1801 Market Street 14th Floor, Philadelphia, PA, 19103	36.23%
Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH, 45873	20.87%
Bemidji Dental Clinic	2600 Bemidji Ave, Bemidji, MN, 56601	7.58%

Maxim Lifetime 2045 Portfolio I – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.16%
HCF Management, Inc.	1100 Shawnee Road, Lima, OH, 45805	5.80%

Maxim Lifetime 2045 Portfolio II – Class T

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	20.56%
The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO, 80920	4.22%

Maxim Lifetime 2045 Portfolio II – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	41.04%

Maxim Lifetime 2045 Portfolio II – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.27%

Maxim Lifetime 2045 Portfolio III – Class T

Record Owner	Address	Percentage
Mead & Hunt, Inc.	6501 Watts Rd Suite 101, Madison, WI, 53719	8.08%

Maxim Lifetime 2045 Portfolio III – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	53.06%
Maintenance Supply Headquarters, LP	12315 Parc Crest Drive Suite 100, Stafford, TX, 77477	7.84%
Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.	900 N Liberty St Ste 400, Boise, ID, 83704	6.38%
Womens Healthcare Associates, P.A.	2327 Coronado St Suite A-205, Idaho Falls, ID, 83404	5.77%

Maxim Lifetime 2055 Portfolio I – Class T

Record Owner	Address	Percentage
CDI Corporation	1801 Market Street 14th Floor, Philadelphia, PA, 19103	47.06%
City of Dunedin	750 Milwaukee Avenue, Dunedin, FL, 34698	12.38%

82

Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH, 45873	10.40%

Maxim Lifetime 2055 Portfolio I – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.91%
Complete Production Services	11700 Old Katy Road Suite 300, Houston, TX, 77079	17.21%
J.D. Fields & Company, Inc.	55 Waugh Drive Suite 1250, Houston, TX, 77007	7.34%
Joel Holiner, M.D. PA	777 Forest Lane Building C Suite 833, Dallas, TX, 75230-2501	5.29%

Maxim Lifetime 2055 Portfolio II – Class T

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	40.18%
Great-West Life & Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	6.26%

Maxim Lifetime 2055 Portfolio II – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	42.01%

Maxim Lifetime 2055 Portfolio II – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	91.71%
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	8.29%
Maxim Lifetime 2055 Portfolio III – Class T

Record Owner	Address	Percentage
Holzmacher, McLendon & Murrell, P.C.	575 Broad Hollow Road, Melville, NY, 11747	14.82%
A. Morton Thomas and Associates, Inc.	12750 Twinbrook Parkway Suite 200, Rockville, MD, 20852	8.15%
Gausman & Moore Associates, Inc.	1700 W Highway 36 700 Rosedale Towers, Roseville, MN, 55113	6.65%
S&ME Inc.	3201 Spring Forest Road, Raleigh, NC, 27616	6.14%
Mead & Hunt, Inc.	6501 Watts Rd Suite 101, Madison, WI, 53719	5.57%
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	5.23%
E.L. Robinson Engineering Co.	5088 Washington Street West, Cross Lanes, WV, 25313	5.14%

Maxim Lifetime 2055 Portfolio III – Class T1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	50.18%
Womens Healthcare Associates, P.A.	2327 Coronado St Suite A-205, Idaho Falls, ID, 83404	18.78%
Upstream Energy Services, L.P.	2277 Plaza Drive Suite 440, Sugar Land, TX, 77479	7.47%
Maintenance Supply Headquarters, LP	12315 Parc Crest Drive Suite 100, Stafford, TX, 77477	7.27%
Children’s Dental Health Center Inc.	9006 E 62nd South Suite A, Tulsa, OK, 74133	6.07%

Maxim Loomis Sayles Bond Portfolio – Initial Class

83

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	56.25%
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.67%

Maxim Loomis Sayles Small-Cap Value Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	27.16%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	21.05%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.80%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.62%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.56%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.15%

Maxim MFS International Growth Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	26.76%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	26.21%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.86%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.35%

Maxim MFS International Value Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	34.39%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	33.56%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	12.81%
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	10.58%

Maxim Moderate Profile I Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	95.04%

Maxim Moderate Profile II Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	61.77%

Maxim Moderate Profile II Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

84

Maxim Moderately Aggressive Profile I Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	96.33%

Maxim Moderately Aggressive Profile II Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	25.86%
EnerSys	2366 Bernville Road, Reading, PA, 19612-4145	5.00%

Maxim Moderately Aggressive Profile II Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	96.53%

Maxim Moderately Conservative Profile I Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	92.53%

Maxim Moderately Conservative Profile II Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	26.69%
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	9.02%

Maxim Moderately Conservative Profile II Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.22%

Maxim Money Market Portfolio

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	26.41%
Great-West Rollover IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	18.39%
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	14.65%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.34%

Maxim Putnam Equity Income Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	25.92%
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.63%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.39%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.07%
Maxim Conservative Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.48%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.40%

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Maxim Putnam High Yield Bond Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	23.23%
Maxim Conservative Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.69%
Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	9.79%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	9.59%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.12%

Maxim S&P 500® Index Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	33.80%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	19.14%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	16.16%
Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	10.42%
Maxim Lifetime 2045 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.13%

Maxim S&P 500® Index Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.54%

Maxim S&P MidCap 400® Index Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	19.18%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	16.20%
Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	10.42%
Maxim Lifetime 2045 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.15%

Maxim S&P SmallCap 600® Index Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	46.30%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	17.60%
Maxim Lifetime 2035 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	17.56%
Maxim Lifetime 2045 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	9.02%
Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.95%

Maxim S&P SmallCap 600® Index Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	97.27%

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Maxim SecureFoundation® Balanced Portfolio – Class G

Record Owner	Address	Percentage
The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130	24.55%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	24.39%
S&ME Inc.	3201 Spring Forest Road, Raleigh, NC, 27616	9.26%
MS Consultants, Inc.	333 East Federal Street, Youngstown, OH, 44503-1821	8.94%
Development Alternatives, Inc.	7600 Wisconsin Avenue Suite 200, Bethesda, MD, 20814	6.09%
Selzer-Ornst Co.	6222 W. State St., Wauwatosa, WI, 53213	5.08%

Maxim SecureFoundation® Balanced Portfolio – Class G1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	29.98%

Maxim SecureFoundation® Balanced Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim SecureFoundation® Lifetime 2015 Portfolio – Class G

Record Owner	Address	Percentage
The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130	36.51%
Suzy’s Zoo	411 Camino del Rio South Suite 204, San Diego, CA, 92108	21.85%
Development Alternatives, Inc.	7600 Wisconsin Avenue Suite 200, Bethesda, MD, 20814	16.88%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.40%
Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	6.89%

Maxim SecureFoundation® Lifetime 2015 Portfolio – Class G1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	40.58%
Community Education Center, Inc.	35 Fairfield Place, West Caldwell, NJ, 07006-6206	8.16%
Banaszak Concrete Corporation	2401 College Ave, Davie, FL, 33317-7402	6.65%

Maxim SecureFoundation® Lifetime 2015 Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.80%

Maxim SecureFoundation® Lifetime 2020 Portfolio – Class G

Record Owner	Address	Percentage
The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130	32.04%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	26.83%
Monterey County	168 West Alisal 3rd Floor, Salinas, CA, 93901	17.33%
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	8.29%

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Farmer's Rice Cooperative	1760 Creekside Oaks Suite 200, Sacramento, CA, 95833	5.12%

Maxim SecureFoundation® Lifetime 2020 Portfolio – Class G1

Record Owner	Address	Percentage
Epoch Software Systems, Inc.	913 Gulf Breeze Parkway Suite 21A, Gulf Breeze, FL, 32561-4732	41.09%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	33.58%
Delaney Development, Inc.	225 Springhill Memorial Place, Mobile, AL, 36608	12.79%
Panavise Products, Inc.	7540 Colbert Drive, Reno, NV, 89511	6.10%

Maxim SecureFoundation® Lifetime 2020 Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	95.30%

Maxim SecureFoundation® Lifetime 2025 Portfolio – Class G

Record Owner	Address	Percentage
Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	18.30%
Development Alternatives, Inc.	7600 Wisconsin Avenue Suite 200, Bethesda, MD, 20814	17.14%
The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130	6.04%

Maxim SecureFoundation® Lifetime 2025 Portfolio – Class G1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	34.42%
Klune Industries, Inc.	7323 Coldwater Canyon, North Hollywood, CA, 91605	6.39%
Community Education Center, Inc.	35 Fairfield Place, West Caldwell, NJ, 07006-6206	5.21%

Maxim SecureFoundation® Lifetime 2025 Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	90.77%
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	9.23%

Maxim SecureFoundation® Lifetime 2030 Portfolio – Class G

Record Owner	Address	Percentage
Farmer's Rice Cooperative	1760 Creekside Oaks Suite 200, Sacramento, CA, 95833	51.43%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.49%
City of Hackensack	65 Central Avenue, Hackensack, NJ, 7602	8.97%
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	5.67%

Maxim SecureFoundation® Lifetime 2030 Portfolio – Class G1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	41.93%
Epoch Software Systems, Inc.	913 Gulf Breeze Parkway Suite 21A, Gulf Breeze,	27.32%

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	FL, 32561-4732
Delaney Development, Inc.	225 Springhill Memorial Place, Mobile, AL, 36608	19.73%
Image One Corporation	6206 Benjamin Road Ste 301, Tampa, FL, 33634	6.32%

Maxim SecureFoundation® Lifetime 2030 Portfolio – Class L

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim SecureFoundation® Lifetime 2035 Portfolio – Class G

Record Owner	Address	Percentage
City of Hastings, NE	220 N. Hastings Avenue, Hastings, NE 68901	81.56%

Maxim SecureFoundation® Lifetime 2035 Portfolio – Class G1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.40%
Community Education Center, Inc.	35 Fairfield Place, West Caldwell, NJ, 07006-6206	7.80%
OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL, 33410	5.77%

Maxim SecureFoundation® Lifetime 2035 Portfolio – Class L

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim SecureFoundation® Lifetime 2040 Portfolio – Class G

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	87.33%
The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130	10.03%

Maxim SecureFoundation® Lifetime 2040 Portfolio – Class G1

Record Owner	Address	Percentage
West Michigan Surgical Specialists, P.L.C.	245 Cherry SE Suite 102, Grand Rapids, MI, 49503	38.43%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	22.41%
Delaney Development, Inc.	225 Springhill Memorial Place, Mobile, AL, 36608	13.38%
Pacific Northern Environmental Corp.	1081 Columbia Blvd, Longview, WA, 98632	10.70%
Panavise Products, Inc.	7540 Colbert Drive, Reno, NV, 89511	8.29%

Maxim SecureFoundation® Lifetime 2040 Portfolio – Class L

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim SecureFoundation® Lifetime 2045 Portfolio – Class G

Record Owner	Address	Percentage
City of Hastings, NE	220 N. Hastings Avenue, Hastings, NE 68901	91.49%

Maxim SecureFoundation® Lifetime 2045 Portfolio – Class G1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37.55%
Community Education Center, Inc.	35 Fairfield Place, West Caldwell, NJ, 07006-6206	7.50%

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OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL, 33410	6.72%
Costa Farms, LLC	22290 SW 162 Avenue, Goulds, FL, 33170-3906	6.37%

Maxim SecureFoundation® Lifetime 2045 Portfolio – Class L

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim SecureFoundation® Lifetime 2050 Portfolio – Class G

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	80.19%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	19.81%

Maxim SecureFoundation® Lifetime 2050 Portfolio – Class G1

Record Owner	Address	Percentage
Delaney Development, Inc.	225 Springhill Memorial Place, Mobile, AL, 36608	42.01%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	23.52%
Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road Suite 300, Glen Allen, VA, 23060	19.24%
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	10.29%

Maxim SecureFoundation® Lifetime 2050 Portfolio – Class L

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim SecureFoundation® Lifetime 2055 Portfolio – Class G

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	71.14%
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	7.34%
City of Boise	P.O. Box 500, Boise, ID, 83701-0500	5.26%

Maxim SecureFoundation® Lifetime 2055 Portfolio – Class G1

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	34.87%
Olympic Builders General Contractors, Inc.	405 North Star Road, Holmen, WI, 54636	7.42%
OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL, 33410	7.05%
Walters Wholesale Electric Co.	2825 Temple Avenue, Signal Hill, CA, 90755	5.20%

Maxim SecureFoundation® Lifetime 2055 Portfolio – Class L

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Maxim Short Duration Bond Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Conservative Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	43.41%

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Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	18.80%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	9.51%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.65%
COLI-VUL 2 Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.32%
Maxim Lifetime 2015 Portfolio I – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.40%

Maxim Small-Cap Growth Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	38.17%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	37.86%
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13.71%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.10%

Maxim Stock Index Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	66.47%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	28.57%

Maxim T. Rowe Price Equity/Income Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.68%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	27.41%
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	20.75%
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.93%

Maxim T. Rowe Price Equity/Income Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	88.86%
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	11.14%

Maxim T. Rowe Price MidCap Growth Portfolio – Initial Class

Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	44.34%
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	30.21%
Maxim Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24.38%

Maxim T. Rowe Price MidCap Growth Portfolio – Class L

Record Owner	Address	Percentage
Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	96.80%

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Maxim Templeton Global Bond Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	33.54%
Maxim Conservative Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.02%
Maxim Lifetime 2025 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.45%
Maxim Lifetime 2015 Portfolio II – Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.87%
Maxim Moderately Aggressive Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.29%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.28%
Maxim Moderate Profile I Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.17%

Maxim U.S. Government Mortgage Securities Portfolio – Initial Class

Record Owner	Address	Percentage
Maxim Moderate Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	42.55%
Maxim Conservative Profile II Portfolio – Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	28.72%
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	10.08%

DIVIDENDS AND TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Portfolio will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. A Portfolio will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the "Income Requirement"). A Portfolio is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. Each Portfolio also intends to comply with the investment diversification requirements of Code Section 817(h) so that variable contract

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holders that have chosen a Portfolio as an investment option under their contracts will continue to qualify for tax deferral. If a Portfolio fails to comply with the diversification and other requirements of Code section 817(h) and the regulations thereunder, owners of variable contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts.

Certain debt securities purchased by a Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Portfolio purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Portfolio elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Portfolio makes the election to include market discount in income currently).

A Portfolio’s investment in lower-rated or unrated debt securities may present issues for the Portfolio if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Portfolio’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Portfolio or defer the Portfolio’s losses. These provisions also may require a Portfolio to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.

A Portfolio’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Portfolio to realize gain, but not loss, on the position.

To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Portfolio’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders. In addition, if for any taxable year a Portfolio fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must derive from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.

If a Portfolio were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge

93

mentioned below, if applicable) attributable to such period. A Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to federal income tax on the excess (if any) of the fair market value of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If a Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

Excise Tax on RICs

In order to avoid liability for the 4% federal excise tax on undistributed income, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of each year and (3) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal income tax. The Portfolios intend to qualify for an exception or make sufficient distributions or deemed distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolios may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

OTHER INFORMATION

Description of Shares

Shares of beneficial interest of the Portfolios are redeemable at their net asset value at the option of the shareholder or at the option of the Portfolio in certain circumstances. The Fund allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Portfolio. These assets constitute the underlying assets of each Portfolio, are segregated on the Fund's books of account, and are charged with the expenses of such Portfolio and its respective classes. The Fund allocates any general expenses of the Fund not readily identifiable as belonging to a particular Portfolio by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors. Each Lifetime Portfolio offers Class T, Class T1 and Class L shares, the SecureFoundation® Balanced Portfolio offers Class G, Class G1 and Class L shares, and each SecureFoundation® Lifetime Portfolio offers Class G, Class G1 and Class L shares. The remaining Portfolios, except the Maxim Money Market Portfolio, offer two classes of shares – Initial Class and Class L. The Maxim Money Market Portfolio offers only one class of shares. Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Board of Directors. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Portfolio, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Portfolio allocable to such class available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class. Additional classes of shares may be authorized in the future.

Voting Rights

The shares of the Portfolios have no preemptive or conversion rights. Shares are fully paid and nonassessable. The Fund or any Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolios. If not so terminated, the Fund or the Portfolios (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Portfolio will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). Pursuant to current interpretations of

94

the 1940 Act, insurance companies that invest in a Portfolio will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectuses.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Portfolios, other than the Profile Portfolios, the Lifetime Portfolios, SecureFoundation® Balanced Portfolio and SecureFoundation® Lifetime Portfolios, each of which are self-custodied. Fees paid for custodial services by MCM for the period 2009-2011 are as follows:

Year	Bank of New York Mellon
2009	$1,095,450
2010	$1,191,844
2011	$1,603,038

The custodian is responsible for the safekeeping of a Portfolio’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. However, a Portfolio may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as the Fund’s transfer agent and dividend paying agent.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Fund and provides other audit and related services.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and financial highlights as of December 31, 2011, together with the notes thereto and the report of Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, an independent registered public accounting firm, are incorporated by reference to the Fund’s Form N-CSRs filed via EDGAR on March 8, 2012 (File No. 811-03364).

95

APPENDIX A

Long Term Obligation Ratings by Moody’s Investors Service, Inc. (“Moody’s”)

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Long Term Obligation Ratings by Standard & Poor’s Corporation (“S&P”)

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C. A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D. An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short Term Obligation Ratings by Moody’s

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short Term Obligation Ratings by S&P

A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short Term Obligation Ratings by Fitch

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C. High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-3

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

A copy of Maxim Series Fund, Inc.’s proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.

B-1

Maxim Series Fund, Inc.

Investment Company Compliance Policies and Procedures

Proxy Voting Procedures

Policy

It is the policy of Maxim Series Fund, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, GW Capital Management, LLC (“GWCM”) as part of GWCM’s general management of the Fund. In certain circumstances the Fund and GWCM may employ a sub-adviser to act with GWCM as designated in the applicable sub-advisory agreement and GWCM may assign proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Procedures

The following are the procedures adopted by the Fund for the administration of this policy:

1.	On an annual basis the Fund will review the policies and procedures and voting guidelines for GWCM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.

2.

GWCM and, as necessary, the sub-adviser, will provide to the Fund a report to the Fund a record of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year.

3.

The Fund at any time reserves the right to revoke in whole or in part the delegation to GWCM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.

4.

The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).

5.	The Fund shall include in all future registration statements:

a)	A description of the Fund’s proxy voting policy and procedures, including voting guidelines; and

b)

A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

6.	The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

a)

A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

b)

A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

7.

The Fund shall review the proxy voting policies and procedures of GWCM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the Investment Advisers Act of 1940, as amended.

8.	The Fund will on an annual basis review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Responsibility

Under the supervision of the CCO, the Legal and Compliance department, together with the Investment Administration department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act.

Related Information: See GW Capital Management’s Policy Voting Policy and related Proxy Voting Guidelines

GW Capital Management, LLC (“GWCM”)

Proxy Voting

Policy

GWCM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. The firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the firm’s proxy policies and practices. The firm’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

GWCM will vote proxies solely in the best interest of its clients, GWCM managed fund shareholders, or where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. As a matter of policy, the officers, managers and employees of GWCM will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the best interest of the client, shareholders or participants and beneficiaries.

Background

GWCM’s clients include registered investment companies, collective investment funds, or accounts which serve as investment options for insurance company separate accounts. Included among GWCM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of GWCM’s clients or other registered investment companies unaffililated with GWCM’s clients, i.e., a “Fund of Funds”.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Investments has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining the firm’s voting guidelines in the firm’s procedures.

The Investment Administration department compiles information regarding voting information and provides it to the Legal department annually for inclusion in GWCM’s clients’ applicable Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

Procedure

GWCM has adopted guidelines and procedures, as outlined below, to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.

Voting Procedures

The Investment Administration department is responsible for administering the proxy voting process as outlined below.

Each client’s custodian is responsible for forwarding proxy solicitation materials to GWCM. When proxy solicitation materials are obtained, the Investment Administration department updates a database for notices of all new shareholder meetings, indicating company name, meeting date, issues for voting, and vote status. The CUSIP and ticker symbol will also be included if they are available through reasonably practicable means. The database will also indicate whether issues are shareholder or management proposals and, upon voting, if the vote has been made with or against management.

Proxy solicitation materials are then forwarded to the portfolio manager for review of the issues and determination of GWCM’s voting position in accordance with the policies detailed above. The portfolio manager communicates the voting position to the Investment Administration department.

The Investment Administration department logs the voting position and date of vote submission in the proxy database. The Investment Administration department then submits votes electronically to the soliciting company as directed in the proxy solicitation materials, if electronic voting is available. If electronic voting is not available, phone or mail voting may be utilized. If mail voting is used, a copy of the voting card is retained.

Proxy solicitation materials, records of votes cast and any documents prepared by GWCM that were material to making a decision regarding a vote, or that memorialize the basis for the decision, are retained for at least five years in an easily accessible place, the first two years on the premises of GWCM.

Voting Proxies of Underlying Funds of a Fund of Funds

GWCM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a client of GWCM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, GWCM will – to the extent that it is practically able to do so – vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.

GWCM’s Client Fund of Funds Affiliated with an Underlying Fund

To avoid any potential conflict of interest that may arise when a client of GWCM owns the shares of another GWCM client, i.e., as may be the case when GWCM manages a portfolio of assets which holds shares of other GWCM managed asset portfolios, GWCM will generally “echo vote” such shares where possible. Echo voting is a process where GWCM – to the extent that it is practicably possible – votes a client’s shares in the same proportion as the vote of all of the other shareholders of that client’s shares.

GWCM may in certain circumstances vote in accordance with the recommendation of the underlying fund’s board. This may be deemed appropriate in circumstances where the underlying fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the fund of funds and the underlying fund, in order to align the interests of all shareholders.

Voting Proxies With Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GWCM

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and GWCM relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

Sub-Advisor Responsibilities

As designated in the applicable sub-advisory agreement, GWCM may assign proxy voting responsibility to a sub-adviser. In this instance, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Annually, GWCM will obtain each sub-adviser’s proxy voting policies and procedures and submit them to GWCM’s portfolio managers for review.

Annually, the Investment Administration department will obtain voting information from each sub-adviser for client disclosure as may be required, and for inclusion in GWCM’s clients’ applicable Forms N-PX.

Securities Lending Program

Certain of GWCM’s clients may participate in a securities lending program through an agent lender. When a client’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure

•

GWCM will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how GWCM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

The Investment Administration department will also send or otherwise make publicly available a copy of this summary to all existing clients who have previously received GWCM’s Disclosure Document; or the Investment Administration department may send each client the amended Disclosure Document. Such disclosure shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Administration department.

•

In response to any request the Investment Administration department will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how GWCM voted the client’s proxy with respect to each proposal about which client inquired.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GWCM or an affiliate thereof has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In the case of an investment company, a conflict of interest may arise between the investment company’s shareholders and its investment adviser, principal underwriter, or an affiliated person of the investment company, its investment adviser or principal underwriter. Any individual with knowledge of a conflict of interest (for example, a personal conflict of interest such as a familial relationship with company management or a conflict involving a GWCM affiliate that has a business relationship with the company soliciting the proxy) relating to a particular referral item shall disclose that conflict to the Legal Department and otherwise remove himself or herself from the proxy voting process. Any conflict of interest will be resolved by disclosing the conflict to the client (in the case of an investment company client, to its Board of Directors or an appropriate Committee thereof) for consent or direction regarding the proxy at issue.

Recordkeeping

The Investment Administration department shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that GWCM receives;

•	A record of each vote that GWCM casts;

•	Any document GWCM created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the General Manager;

•	A copy of each written request from a client for information on how GWCM voted such client’s proxies, and a copy of any written response.

Related Information: See GWCM’s Proxy Voting Guidelines; Maxim Series Fund Proxy Voting Procedures.

Regulatory Reference

Proxy Voting

GWCM Proxy Voting Guidelines

Proxy issues are considered on a case-by-case basis. The following are general guidelines designed to summarize GWCM’s position on various issues and provide a general indication of how securities will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. There may be instances when GWCM may not vote in strict adherence to these guidelines. The guidelines shall be reviewed regularly, and amended as changes in the marketplace demand and as developments in corporate governance occur.

1.	COMMON MANAGEMENT PROPOSALS

Election of Directors - Case by Case

Although the election of directors is a routine issue, GWCM believes that the structure and functioning of a company’s board of directors are critical to the economic success of every company. Board-related issues are therefore treated in a separate section, below.

Appointment or Ratification of Auditors – Approve

Proposals to ratify independent auditors will generally be voted for unless there is a reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Corporation Name Change - Approve

Elimination of Preemptive Rights – Approve

Preemptive Rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

GWCM will generally approve the elimination of Preemptive Rights, but will oppose the elimination of Limited Preemptive Rights (e.g., on proposed issues representing more than an acceptable level of dilution).

Establishment of 401(k) Plan - Approve

2.	BOARD OF DIRECTORS

GWCM supports measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, GWCM views strong, independent boards as key in the protection of shareholder value.

An “Independent Director” is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with they company, no present or recent employment relationship with the company (including employment of immediate family members), and, in the case of audit committee members, no compensation for non-board services).

GWCM will examine a board’s complete profile when questions of independence arise. The above factors will be considered in the examination.

Election of Directors - Case by Case

GWCM supports management in most elections, however, it will withhold this support if the board gives evidence of acting contrary to the best economic interests of shareholders. GWCM will also withhold approval of individual directors who attend less than 75% of board meetings without providing a legitimate excuse, as GWCM believes that such failure to attend is indicative of a general failure to safeguard shareholder interests. Failure to implement shareholder proposals that have received a majority vote and implementation of dead-hand or no-hand poison pills are two situations which are considered failures to act in the best economic interests of shareholders and may cause GWCM to withhold votes for incumbent directors.

Classified Board of Directors/Staggered Terms – Oppose

A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

GWCM’s belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will generally vote against classification and for management and shareholder proposals to eliminate classification of the board.

Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. These proposals will be opposed.

Confidential Voting – Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. However, GWCM supports the suspension of confidential voting during proxy contests since dissidents have access to the information and GWCM does not wish to put management at an unfair disadvantage.

Cumulative Voting for Directors - Case by Case

Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

GWCM may support cumulative voting proposals at companies which have classified board structures. However we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation - Case by Case

GWCM believes that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, GWCM has a preference for compensation packages which are based on the company’s performance and which include stock and stock options.

Stock Ownership Requirements - Oppose

GWCM will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Independent Board Committees - Approve

We believe that a board’s nominating, compensation and audit committees should consist entirely of independent directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect. An example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition - Approve

GWCM will generally support shareholder proposals requesting that the board consist of a majority of independent directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions - Case by Case

GWCM will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

Size of Board

GWCM will generally oppose proposals that give management the ability to alter the size of the board.

3.	CORPORATE GOVERNANCE MATTERS

When several measures, each of which might be approved by itself, are combined in a single proposal the result may be so restrictive as to warrant opposition.

Adjournment of Meeting to Solicit Additional Votes - Case-by-Case

Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date. GWCM will therefore generally oppose such proposals unless the agenda contains proposals which we judge to be in the best interests of clients.

Increases in Authorized Shares - Case by Case

GWCM will generally approve proposals for increases of up to 100%, but will consider larger increases if a need is demonstrated. Industry specific norms may also be considered in our vote, as well as company history with respect to the use of shares for executive compensation. Furthermore, GWCM may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Stock Splits - Case by Case

GWCM generally supports a stock split when it enhances the liquidity of a company’s stock and reduces the price to a more reasonable trading range. A reverse stock split may be opposed if it is being used to make the company more closely held, thereby jeopardizing liquidity for existing shareholders.

Repurchases of Shares - Case by Case

GWCM generally supports the repurchase of shares when it is being done because management believes the stock is undervalued. If the repurchase is an attempt to thwart a takeover, we would generally be opposed.

Indemnification of Directors and Officers - Approve

GWCM supports the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance for Directors and Officers - Approve

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. GWCM will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company. However, GWCM will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Reincorporation - Case by Case

Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, GWCM will favor reincorporation.

In cases where there are significant differences in anti-takeover protections, GWCM will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such a determination requires case by case analysis.

Requirement for more than Simple Majority Vote to pass proposals – Oppose

Elimination of Shareholders’ Right to Call Special Meeting - Oppose

Prohibition of Shareholder Action Outside Meetings - Oppose

4.	ANTI-TAKEOVER MATTERS

Blank Check Preferred - Case by Case

These proposals are for the authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

GWCM will oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on record and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, GWCM will approve the proposal, subject to dilution considerations as described in the guideline regarding increases in authorized shares.

Differential Voting Power - Oppose

This involves the authorization of a class of common stock having superior voting rights over existing common stock or entitled to elect a majority of the board.

Poison Pill Plans - Oppose

Also known as Shareholder Rights Plans, these involve call options to purchase securities of a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, GWCM will oppose them.

These proposals generally only appear as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. GWCM will vote in favor of shareholder proposals to rescind poison pills.

GWCM’s policy is to examine these plans individually. Most plans are opposed, however, GWCM may approve plans which include a ‘permitted bid’ feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision - Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

GWCM believes that this concept is inconsistent with public ownership of corporations.

5.	MANAGEMENT COMPENSATION MATTERS

Employee Stock Purchase Plans - Case-by-Case

Employee stock purchase plans (ESPPs) give the company’s employees the opportunity to purchase stock in the company. We believe these plans can provide performance incentives and lead to employees’ identification with shareholder interests. The most common form of ESPPs are those that qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date, and be approved by shareholders. GWCM will approve ESPPs that include: (1) a purchase price equal to or greater than 85 percent of fair market value, and (2) voting power dilution of ten percent or less.

Golden Parachutes - Case-by-Case

Golden parachutes provide for compensation to management in the event of a change in control. GWCM views this as encouragement to management to consider proposals which might be beneficial to shareholders. We will normally approve plans put to shareholder vote unless there is clear evidence of excess or abuse.

GWCM will also approve shareholder proposals requesting that implementation of such arrangements require shareholder approval. This preserves the shareholder’s right as owner of the company to oversee compensation arrangements with substantial potential for transfer of shareholder wealth.

Pay-for-Performance Plans - Approve

The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of independent directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, GWCM is biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution may be declined. When an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

Option Plans – Case-by-Case

GWCM supports option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth from the company. Because of their potential effect on shareholder value, we believe that shareholders should be given the opportunity to vote to the fullest extent possible prior to the adoption or amendment of an option plan. In situations where a company has foregone shareholder approval, we may consider applying a stricter standard in the approval of increases in share authorization. GWCM may also consider withholding votes for members of the compensation committee. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.

In principle, GWCM opposes the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration will focus on the cost-benefit relationship. In cases where repricings that we consider inappropriate have occurred without shareholder approval, we will consider withholding votes for members of the compensation committee.

6.	MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, GWCM’s primary concern is the best economic interest of shareholders. Voting on such proposals involves considerations unique to each transaction. As a result, GWCM will vote on a case-by-case basis on board-approved proposals to effect these types of transactions.

7.	SOCIAL ISSUES

From time to time, GWCM is asked to vote on shareholder proposals which address a variety of social issues. We vote in all cases in the best economic interests of shareholders, plan participants and beneficiaries. GWCM does not generally support proposals that lack a demonstrable economic benefit for shareholders.

American Century Investments

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor.

General Principles

In voting proxies, the Advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Advisor will vote proxies in the manner that we believe will do the most to maximize shareholder value.

Specific Proxy Matters

A.	Routine Matters

1.	Election of Directors

a.	Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Advisor’s clients are significant holders of a company’s voting securities, management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

b.	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

c.	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

d.	Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

e.

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

f.	Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

2.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

B.	Compensation Matters

1.	Executive Compensation

a.	Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless executive compensation appears misaligned with shareholder interests or other specific concerns exist.

b.	Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

2.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•

reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	establish restriction periods shorter than three years for restricted stock grants;

•	do not reasonably associate awards to performance of the company; and

•	are excessively dilutive to the company.

C.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Advisor does not necessarily vote against the re-election of staggered boards.

3.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

4.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

7.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.	Limiting the Right to Call Special Shareholder Meetings.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

12.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

We will examine reincorporation proposals on a case-by-case basis. If the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will vote affirmatively.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

13.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

14.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will vote in favor of opting out of restrictive state takeover laws.

C.	Other Matters

1.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Advisor will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

3.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.	Director Share Ownership

The Advisor will vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

8.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws and regulations in the relevant foreign market in determining if and how to vote. There may be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, we generally do not vote proxies in circumstances where share blocking restrictions apply or when jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis.

Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the LIVESTRONG funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Last Approved:

December 8, 2011 (KC Board)

December 14, 2011 (MV Board)

ARIEL INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

December 2011

I.	Introduction

Ariel Investments, LLC (“Ariel”), as a federally registered investment adviser, has a fiduciary obligation to act solely in the best interest of its clients. Clients may authorize Ariel to vote proxies for those client securities over which Ariel has investment discretion. Ariel recognizes its fiduciary obligation to vote clients’ proxies in their best interests.

II.	Proxy Voting Decisions

Ariel votes proxies on behalf of each client who delegates proxy voting authority to Ariel. The scope of Ariel’s responsibilities with respect to voting proxies is ordinarily determined by Ariel’s contracts with its clients and applicable law. A client may delegate proxy voting authority to Ariel, retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third party fiduciary vote proxies. If a client has not authorized Ariel to vote its proxies, these Proxy Voting Policies and Procedures will not apply to that client’s account.

Ariel’s proxy voting guidelines for its investment strategies are detailed in its Proxy Voting Guidelines, attached as Exhibit A.

Ariel has retained Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting service, for the purpose of receiving, cataloging, voting (based upon Ariel’s direction) and reporting proxies as well as to obtain its proxy research. Ariel’s reliance on ISS’s proxy voting recommendations for its proxy voting decisions differs for its domestic strategies versus its international and global strategies, as summarized below and detailed in Section V.B and Exhibit A:

•

For Ariel’s domestic strategies, Ariel does not rely on ISS’s proxy voting recommendations to make its proxy voting decisions, except with respect to certain proxies subject to a conflict of interest as detailed below.

•	For Ariel’s international and global strategies, Ariel generally relies on ISS to make its proxy voting decisions in accordance with ISS’s proxy voting recommendations.

The Chief Compliance Officer monitors proxy voting decisions to ensure that these procedures are being followed. Personnel from the Operations Department ensure that the proxies are voted and that voting is done prior to the voting deadline.

Ariel generally will not vote its clients’ proxies in the following circumstances:

•

For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•	In those international markets where share blocking applies due to liquidity constraints.[1]

•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

•

In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

Ariel may be required to vote shares in securities of various regulated industry entities (e.g., U.S. banking) in conformance with conditions specified by the industry’s regulator (e.g., the Federal Reserve Board of Governors). Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting some or all shares.

III.	Proxy Voting Process

Proxy ballots are sent directly to ISS from the custodian for those accounts for which Ariel has proxy voting authority. For such accounts, when Ariel receives new account paperwork for an investment advisory client, Ariel’s Operations Department contacts the client’s custodian to arrange for proxies to be sent, and verify that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.

The Operations Department monitors upcoming proxy meetings using Governance Analytics, ISS’s online proxy voting system. The Operations Department’s processing differs for Ariel’s domestic strategies versus international and global strategies.

Domestic Strategies Processing: When an upcoming meeting is listed on Governance Analytics, the Operations Department:

•

Prepares a memorandum identifying pertinent details of the company, meeting and proposals. Attached to the memorandum is a copy of the company’s annual report on SEC Form 10-K, the proxy statement, and ISS research and voting recommendations.[2]

•	Notifies the analyst who covers the company, the Director of Research Operations and Ariel’s Chief Compliance Officer (“CCO”) about the upcoming proxy.

•	Provides the memorandum to the CCO to indicate the results of the conflict of interest check.

[1]

To vote proxies in share blocking countries, clients are restricted from selling their shares until the meeting has taken place. Ariel believes that maintaining investment flexibility limited by share blocking generally outweighs the benefit of voting.

[2]

ISS provides two types of voting recommendations. One set of recommendations is based upon ISS’s review and analysis (hereinafter referred to as “ISS’s recommendation”) and the other set of recommendations is referred to as its Taft-Hartley policy and is based upon the AFL-CIO Proxy Voting Guidelines.

2

The CCO then delivers the memorandum to the analyst and the Director of Research Operations to indicate their proxy voting decision. They return the memorandum to the CCO who will determine the need to hold a Domestic Proxy Resolution Committee meeting. When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.

International and Global Strategies Processing: Ariel has directed ISS to vote all international and global strategies securities (including U.S. securities) in accordance with ISS’s recommendations. In the event the Portfolio Manager for Ariel’s international and global strategies (“International/Global PM”), determines to vote a proxy differently than ISS, the International/Global PM will notify the Operations Department immediately in writing. After receipt of this notification, the Operations Department:

•

Prepares a memorandum identifying pertinent details of the company, meeting and proposals as well as the vote requested by the International/Global PM. Attached to the memorandum is a copy of the company’s annual report on SEC Form 10-K for SEC filing companies, the proxy statement, ISS research and voting recommendations, and the written direction from the International/Global PM to vote differently than ISS.

•	Notifies the CCO and the International/Global Proxy Resolution Committee about the upcoming proxy.

•	Provides the memorandum to the CCO so that the CCO can indicate the results of the conflict of interest check.

The CCO then delivers the memorandum to the International/Global Proxy Resolution Committee for its consideration. The International/Global Proxy Resolution Committee meets to consider whether voting differently than ISS’s recommendation is in the best interest of our clients, and not the result of a conflict in those instances where a conflict has been identified. When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.

The Operations Department, upon receipt of each memorandum and prior to the voting deadline, will vote the proxies using Governance Analytics. A second Operations Department staff member reviews Governance Analytics to validate that the votes were cast properly.

ISS reconciles upcoming proxy meetings between the client accounts listed on Governance Analytics for which ISS has received proxy ballots and a list of Ariel’s client accounts that held the company as of the record date as supplied to ISS via a daily feed from Ariel’s books of record, Fiserv APL and Archer. For any account for which ISS has yet to receive a ballot, ISS contacts the custodian prior to the voting deadline in a best efforts attempt to obtain the ballot so that Ariel can vote on behalf of its client. ISS reconciles their client account list against the account list provided by the Operations Department.

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IV.	Proxy Resolution Committees

Ariel’s Domestic Proxy Resolution Committee consists of the following members:

(1)	Voting members are the domestic strategies Senior Research Team members; and

(2)	Non-voting members consist of the CCO and the Committee’s Secretary.

Ariel’s International/Global Proxy Resolution Committee consists of the following members:

(1)	Voting members are the Head Trader, International Equities, the back-up International Equities Trader and two representatives from the Senior Research Team for Ariel’s domestic strategies; and

(2)	The same non-voting members listed above.

These Committees make their respective decisions at Committee meetings which require, at minimum, four voting members to be present. The Committees’ decisions must be approved by at least a majority of the present voting members. The Committees’ minutes will document the decisions as well as the reasoning for such decisions. The Domestic Committee will meet semiannually to review these procedures and as necessary in situations identified in Sections III above and V below. The International/Global Committee will meet annually to review these procedures and as necessary in situations identified in Section III above.

V.	Material Conflicts of Interest

A.	Ariel Investments, LLC

Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may involve an apparent material conflict between the interests of Ariel’s clients and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel’s interests and those of its clients, Ariel will consider:

(1)	Whether there are any existing or prospective business or personal (including familial) relationships between Ariel or its employees and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

(2)	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Ariel.

Compliance will vet actual or potential conflicts pertaining to its client portfolio holdings’ proxies as follows: (1) after notification of an upcoming proxy vote for each proxy for those

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holdings in the domestic strategies and (2) after notification that the International/Global PM recommends voting differently than ISS for those holdings in the international and global strategies. Compliance does so by contacting each of the following departments regarding any actual or potential conflicts as outlined above: Institutional Marketing and Client Services; Fund Administration; Finance; Trading and Investments. A conflict can arise in one of two ways:

•	With respect to all proxy proposals pertaining to a portfolio holding, such as where a portfolio holding company is also an existing or prospective Ariel client; or

•	With respect to a specific shareholder’s proxy proposal, such as where a proposing shareholder is an Ariel client.

For Ariel’s domestic strategies, if Compliance determines that a potential material conflict of interest exists, Compliance will notify the applicable Analyst and the Director of Research Operations about the existence of the conflict. For each proxy proposal for those holdings in the domestic strategies that is subject to a conflict, Ariel’s analyst and the Director of Research Operations generally will recommend a vote in accordance with ISS’s recommendation. If the analyst and the Director of Research Operations recommend voting contrary to ISS’s recommendation for any proxy proposal, then those proxy proposals will be referred to the Domestic Proxy Resolution Committee, which is charged with determining whether the analyst’s and Director of Research Operation’s decision regarding proxy voting is based on the best interests of our clients and is not the product of a conflict. Proxy votes consistent with Exhibit A, “General Proxy Voting Guidelines,” are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.

For Ariel’s international and global strategies, Compliance will notify the International/Global Proxy Resolution Committee, which is charged with determining whether the International/Global PM’s decision regarding proxy voting is based on the best interests of our clients and is not the product of a conflict.

B.	Institutional Shareholder Services, Inc.

As part of the proxy voting process, Ariel’s domestic analysts and the Director of Research Operations:

•	Review ISS’s proxy voting recommendations and analyses; and

•	Utilize ISS’s proxy voting recommendations as Ariel’s votes for those clients’ proxies in situations wherein a potential material conflict of interest exists, as described above in Section V.A.

Ariel’s International/Global PM generally relies on ISS to vote the international and global strategies’ proxies in accordance with ISS’s recommendations. This PM will review ISS’s policy annually to confirm the decision to continue relying on ISS’s recommendations.

Ariel is aware that potential conflicts of interest may exist between ISS’s proxy advisory service, which provides proxy analyses and voting recommendations to institutional investors, and ISS’s

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Corporate Services, Inc (ICS), a wholly owned-subsidiary of ISS, which serves the corporate issuer community by providing products and services to enable issuers to understand and implement corporate governance best practices. ISS is aware of the potential conflicts of interest that may exist between ISS proxy advisory services and ICS and has taken various steps to neutralize these potential conflicts and provides Ariel with a copy of its policies, procedures and practices regarding potential conflicts of interest. Ariel identifies and addresses ISS’s conflicts that arise on an ongoing basis by requiring ISS to update Ariel of any relevant changes to ISS’s business or conflict procedures. In addition, Ariel takes reasonable steps to ensure that ISS can make its proxy voting recommendations and provide vote analysis in an impartial manner and in the best interests of Ariel’s clients. Such steps include, but are not limited to, reviewing ISS’s conflict procedures and the effectiveness of their implementation and evaluating ISS’s relationships with companies for which Ariel votes proxies if ISS makes such information available. How often Ariel engages in such a review is at the discretion of the CCO. Any conflicts of interest will be reviewed and disclosed by the CCO to the relevant parties as part of the proxy voting process outlined above.

VI.	Disclosures to Clients

Proxy information will be provided to clients in accordance with their agreement with Ariel or upon request. Upon a client’s request for information, Ariel will furnish to the requesting client (a) a copy of these Proxy Voting Policies and Procedures, including the guidelines in Exhibit A, or (b) information about how Ariel voted with respect to such client’s securities. Except as otherwise directed by a client or required by law, Ariel will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client’s securities.

Ariel will disclose to its clients, in its written disclosure statement on Part 2 of Form ADV or elsewhere (as deemed necessary or appropriate):

•	How clients may obtain information from Ariel about how Ariel voted with respect to their securities; and

•	A summary of Ariel’s proxy voting policies and procedures as well as how a client may request a copy of these Proxy Voting Policies and Procedures (Exhibit B).

The Board of Trustees of the Ariel Investment Trust will have the responsibility of reviewing proxy voting matters for the Trust, including how Ariel is voting proxies for the Trust.

Ariel Investment Trust will file Form N-PX on a timely basis with the SEC. Fund Administration, in conjunction with Operations and Legal, is responsible for making this filing.

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VIII.	Books and Records Relating to Proxies

In connection with voting proxies and these Proxy Voting Policies and Procedures, Ariel maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•	Ariel’s policies and procedures relating to voting proxies;

•

A copy of each proxy statement that Ariel receives regarding clients’ securities, provided that Ariel may rely on (a) a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•	A record of each vote cast by Ariel on behalf of clients, provided that Ariel may rely on a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, records of votes cast;

•	Copies of any documents created by Ariel that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

•

A record of each written client request for proxy voting information and a copy of any written response by Ariel to any written or oral client request for information on how Ariel voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record.

VIII.	General Proxy Voting Guidelines

Attached to these Proxy Voting Policies and Procedures is Exhibit A, “General Proxy Voting Guidelines,” which describe Ariel’s general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel reserves the right to depart from these guidelines when Ariel believes that it is in its clients’ best interests to do so. The Director of Research Operations will document the reason for any vote deviating from the stated guidelines.

IX.	Amendments

These Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Ariel’s internal policies and procedures.

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EXHIBIT A

ARIEL INVESTMENTS, LLC (“ARIEL”)

GENERAL PROXY VOTING GUIDELINES

I.	Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process we place extraordinary emphasis on a company’s management, Board and activities. We view proxy voting as an extension of our core research efforts. We look for companies with high quality managements, as represented by their industry experience, managerial track records, and their reputations within the community. Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally our policy to vote in favor of proposals recommended by the Board.

It is generally our policy to vote in accordance with ISS’s recommendations in the following two situations:

1.	For those proxy votes in which potential material conflicts of interest exist; and

2.	For those proxy votes in which our clients held shares on the record date, but no longer held shares on the voting recommendation date.

While the majority of proxies voted are routine issues, i.e., Election of Directors and Selection of Auditors, all non-routine issues are analyzed on an individual basis by the Ariel analyst who follows the company in question. Below is a summary of the guidelines that generally guide this decision-making.

1.	Approval and/or Amendments to Executive Compensation. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, we favor stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. We endorse the ISS methodology for the analysis of an executive compensation plan and thus generally vote our proxies per their recommendation. However, we reserve the right to evaluate individual plans on a case-by-case basis.

2.	Withholding Board Authority. In general, we do not vote to withhold Board Authority to engage in a particular action. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

3.	Golden Parachutes. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders’ return, we are generally opposed to any proposal for this type of compensation.

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4.	Poison Pills. In general, we oppose poison pills.

5.	Mergers/Reorganizations. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-term prospects for the company and whether the restructuring/merger is consistent with that long-term performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

6.	Northern Ireland. We vote in favor of any shareholder proposal that calls for the adoption or implementation of the MacBride principles.

7.	Environmental. Because a company’s environmental policies and record can have a substantial effect on financial performance, we favor resolutions asking for a report of current environmental practices.

II.	Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations.

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EXHIBIT B

Summary of Ariel Investments, LLC’s Proxy Policies and Procedures

In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.

Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process, Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality managements, as represented by their industry experience, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally Ariel’s policy to vote in favor of proposals recommended by the Board.

Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel Analyst who follows the company as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.

Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.

Voting Limitations

Ariel generally will not vote its clients’ proxies in the following circumstances:

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For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

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•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•	In those international markets where share blocking applies due to liquidity constraints.

•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

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In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

For those proxy votes in which Ariel’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally Ariel’s policy to vote in accordance with ISS’s recommendation.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Investments, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

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Federated Investors Proxy Voting Summary

Proxy Voting Policies

Federated’s general policy is to cast proxy votes in favor of proposals that Federated anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). Federated will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. Federated will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, Federated will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. Federated will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated typically votes against such measures in other contexts.

Federated generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. Federated believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), Federated will not vote proxies for such shares.

Proxy Voting Procedures

Federated has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies. Federated has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with Federated’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

Federated has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated or Distributor. This may occur where a significant business relationship exists between Federated (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

Federated has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated have influenced proxy votes. Any employee of Federated who is contacted by an Interested Company regarding proxies to be voted by Federated must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which Federated (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of Federated at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on Form N-PX of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, as amended 1940 Act, the rules thereunder, or pursuant to a U.S. SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The investment manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

March 2011

Goldman Sachs Asset Management

(“GSAM”)*

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

*

For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Goldman Sachs & Partners Australia Pty Ltd.; Beijing Gao Hua Securities Company Limited;Goldman Sachs (China) L.L.C.; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

**	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Effective: March 2011

APPENDIX A

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.

US proxy items

1. Operational Items	page 1
2. Board of Directors	page 2
3. Executive and Director Compensation	page 4
4. Proxy Contests	page 8
5. Shareholder Rights and Defenses	page 8
6. Mergers and Corporate Restructurings	page 9
7. State of Incorporation	page 10
8. Capital Structure	page 10
9. Corporate Social Responsibility (CSR) Issues	page 10

International proxy items

1. Operational Items	page 12
2. Board of Directors	page 13
3. Compensation	page 15
4. Board Structure	page 15
5. Capital Structure	page 16
6. Other	page 18
7. Environmental, Climate Change and Social Issues	page 18

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

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Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee;

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and

•	Whether the auditors are being changed without explanation.

2.	Board of Directors

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

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In limited circumstances, we may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•

The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from affiliated outside directors); At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (members of the committee of the board that is responsible for the issue under consideration).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

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See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•

The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.	Executive and Director Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•

If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.

4

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include any of the following factors:

•	The plan is a vehicle for poor pay practices;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or

•

There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of long-term company performance and executive pay trends over time;

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals); Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Other considerations include:

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance

•	Egregious employment contracts:

•	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.

•	Excessive severance and/or change in control provisions:

•	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;

•	New or materially amended arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered),

5

•	Excessive payments upon an executive’s termination in connection with performance failure;

•	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring

•

Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).

•	Excessive Perquisites:

•	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements

•	Extraordinary relocation benefits (including home buyouts)

•	Excessive amounts of perquisites compensation

The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:

•	Company has failed to address issues that led to an against vote in an MSOP;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or

•	The company has backdated options.

Golden Parachutes

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation MSOP), GSAM will incorporate the evaluation and could vote against the MSOP if we find problematic aspects to the Golden Parachutes. In general, the presence of two or more of the following factors could warrant a vote against:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

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•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote for annual frequency if no management recommendation; otherwise, support two or three year frequency if a company has an independent compensation committee and no long-term pay for performance disconnect identified.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Other factors to consider include:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

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Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

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Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 25 percent or less of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

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7.	State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9.	Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement outlining various factors that are not discriminated against. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities;

•	The company’s current level of disclosure on lobbying strategy; and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

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Sustainability and climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report or other similar report;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

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Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

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Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

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Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

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Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years.

In addition, vote AGAINST any proposal where:

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote CASE-BY-CASE on requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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6.	Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

7.	Environmental, climate change and social issues

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

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•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability and climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report or other similar report;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

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I.1.	PROXY POLICIES AND PROCEDURES – INSTITUTIONAL

Applicable to	Institutional Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance, Proxy Committee

Policy Approver	Invesco Risk Management Committee

Approved/Adopted Date	January 1, 2010, revised August 2011

The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.

A. POLICY STATEMENT

Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.

Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

Voting of Proxies

Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy

January 2010	I.1 - 1

would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.

Best Economic Interests of Clients

In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

ISS’ Services

Invesco has contracted with ISS, an independent third party service provider, to vote Invesco’s clients’ proxies according to ISS’ proxy voting recommendations determined by ISS pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found here, and which are deemed to be incorporated herein. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward to ISS proxy materials for clients who rely on Invesco to vote proxies. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

January 2010	I.1 - 2

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. ISS does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when ISS has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.

The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “ISS’ Services,” above.

Recusal by ISS or Failure of ISS to Make a Recommendation

When ISS does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct ISS how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

January 2010	I.1 - 3

Override of ISS’ Recommendation

There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a ISS recommendation if they believe that a ISS recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of a ISS recusal or request for override of a ISS recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.

The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:

(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies as provided herein.

Certain Proxy Votes May Not Be Cast

In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

January 2010	I.1 - 4

the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.

CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to Invesco shall include a representation from ISS that ISS has no conflict of interest with respect to the vote. In instances where ISS has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

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Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:

•	Business Relationships – where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•

Personal Relationships – where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•

Familial Relationships – where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to ISS’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.

In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.

In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

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In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Proxy Voting Records

The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of ISS) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of ISS). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

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APPENDIX A

ACKNOWLEDGEMENT AND CERTIFICATION

I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

I.1 Proxy Policy Appendix A
Acknowledgement and Certification

JANUS CAPITAL MANAGEMENT LLC

JANUS CAPITAL SINGAPORE PTE. LIMITED

PERKINS INVESTMENT MANAGEMENT LLC

Proxy Voting Procedures

March 2012

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Janus Capital Singapore Pte. Limited (“Janus Singapore”), and Perkins Investment Management LLC (“Perkins”) have each adopted the Procedures.

General Policy. Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a representative from Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Securities Operations Group. The Securities Operations Group is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines The Proxy Administrator in the Securities Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

[1]	All references to portfolio managers include assistant portfolio managers.

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The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

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A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

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March 2012

Janus Capital Management LLC

Janus Capital Singapore Pte. Limited

Perkins Investment Management LLC

Janus Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Administrator. The Proxy Voting

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Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.

For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

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2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse; ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

•	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•

are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•

are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service); or adopt a long-term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.

Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

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10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.

Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•

are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

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Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

22.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service);

23.

Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

24.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

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•	The amount should not exceed three times base salary plus guaranteed benefits.

25.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

Janus will generally vote in favor of proposals relating to the issuance of dividends.

26.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

27.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

28.	Janus will generally oppose proposals for different classes of stock with different voting rights.

29.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

30.

Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

31.

Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

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33.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

34.	Janus will evaluate plans of reorganization on a case-by-case basis.*

35.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

36.	Janus will generally vote in favor of proposals regarding changes in company name.

37.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

38.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

39.

Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

40.

Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

41.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

42.	Janus will generally vote in favor of proposals to require that voting be confidential.

43.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

44.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

45.	Janus will vote against proposals to approve “other business” when it appears as voting item.

46.	Janus will vote on proposals related to proxy access on a case-by-case basis.*

7

151 Detroit Street
Denver, CO 80206

Shareholder Proposals

Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

47.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

48.

For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

8

Proxy Voting Policy

and Procedure Manual

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

Proxy Voting Policy and Procedure Manual

CONTENTS

1	GENERAL	5
	Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Independent Audit, Compensation and Nominating Committees

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Right to Adjourn

Right to Call a Special Meeting

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

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3	PROPOSALS USUALLY VOTED AGAINST	14

Common Stock Authorization

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Act by Written Consent

Shareholder Ability to Call Special Meetings

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

Supermajority Shareholder Vote Requirements

Term of Office

Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	15
	401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Preemptive Rights Stock Option Plans

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16

Asset Sales

Bundled Proposals

Charitable and Political Contributions

Conversion of Debt Instruments

Corporate Restructuring

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Golden Coffins

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Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Proxy Access

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State Spin-offs

Takeover Statutes

Tender Offer Defenses

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1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies

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according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote rather thanabstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

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8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c.	to engage and oversee third-party vendors, including Proxy Voting Services; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

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3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting

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Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

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Proxy Voting Policy and Procedure Manual

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

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Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.

B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

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Proxy Voting Policy and Procedure Manual

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

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3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

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4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

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5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions: Votes on proposals regarding charitable and political contributions should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Loomis, Sayles & Company, L.P. March 2012 All Rights Reserved	17

Proxy Voting Policy and Procedure Manual

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Loomis, Sayles & Company, L.P. March 2012 All Rights Reserved	18

Proxy Voting Policy and Procedure Manual

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Loomis, Sayles & Company, L.P. March 2012 All Rights Reserved	19

Proxy Voting

POLICY:	As investment advisor, Mellon Capital Management Corporation (“Mellon Capital’) is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital’s proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains third party proxy voting services currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In Addition, Mellon Capital also retains Glass Lewis for research only. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting Policy (See Exhibit A).

PROCEDURES FOR ACCOUNT SET-UP & MONITORING OF ISS:	Mellon Capital’s Onboarding Team has implemented procedures designed to ensure that; (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS’ activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:	Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

MCM Policy: Proxy Voting	Last Updated 11/9/2011	1

VOTING BNY MELLON STOCK:	It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

MCM Policy: Proxy Voting	Last Updated 11/9/2011	2

Exhibit A

15 September 2011

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon’s participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

MCM Policy: Proxy Voting	Last Updated 11/9/2011	3

5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MCM Policy: Proxy Voting	Last Updated 11/9/2011	4

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure -We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.	Charter – We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

MCM Policy: Proxy Voting	Last Updated 11/9/2011	5

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2012

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

b.

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i)

circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Summary of Proxy Voting Guidelines and Procedures

Many of Putnam’s investment management clients (other than the Putnam Funds) have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.

In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority. Putnam does not have voting authority for the Putnam Funds, which maintain their own separate proxy procedures and guidelines.

Procedures

Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. The proxy guidelines and procedures are administered through a proxy-voting manager in Putnam’s Legal and Compliance Department. Under the supervision of senior members of the Legal and Compliance Department, the Proxy Manager:

•	coordinates the Proxy Committee’s review of any new or unusual proxy issues,

•	manages the process of referring issues to portfolio managers for voting instructions,

•	oversees the work of any third party vendor hired to process proxy votes,

•	coordinates responses to investment professionals’ questions on proxy issues and proxy policies,

•	maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and

•	prepares and distributes reports required by Putnam clients.

Putnam has engaged a third party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. The Guidelines are summarized below.

Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement. However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Manager not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review the request with a senior member of the Legal and Compliance Department prior to implementing it.

Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote in a particular solicitation. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Department.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division, while proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses. In addition, there are limits on the ability of non-investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms. The Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Summary of Proxy Voting Guidelines

The Guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.

The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case by case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:

Board of Directors

Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors;

•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or

•	The board has more than nineteen members or fewer than five members, absent special circumstances.

Putnam will withhold votes from incumbent nominees to the board if

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The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or

•	The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

If the board does not meet these standards Putnam may refer items that would normally be supported for case by case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings without valid reasons for the absences (that is, illness, personal emergency, etc.). In addition, Putnam will withhold votes

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for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and

•	for any nominee who is actively employed and serves on more than five (5) unaffiliated public company boards (boards of affiliated registered investment companies are counted as one board).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case by case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Executive Compensation

Putnam will normally vote on a case by case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. However, whatever the composition of the board, Putnam will review proposals to reprice options on a case by case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options, and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam may vote against executive compensation proposals on a case by case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation and will generally vote for advisory votes on executive compensation. However, Putnam will vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

Acquisitions, Mergers and Similar Transactions

Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case by case basis on proposals seeking to change a company’s state of incorporation.

Anti-Takeover Provisions

Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case by case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.

Shareholder Proposals

As noted above, the focus of Putnam’s proxy voting policies is to encourage and support good corporate governance practices rather than to dictate to boards on specific business management issues. Although many shareholder proposals are intended to foster such practices others are intended more to further a larger political or social aim rather than to directly serve shareholder interests. Accordingly, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines.

Non-US Companies

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-US issuers in accordance with the Guidelines where applicable.

Many non-US jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (‘share blocking’) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets such as Japan, Korea, Hong Kong, the U.K. and Canada.

More Information

Putnam will make its best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.

Clients who want more information about Putnam’s proxy voting policies, including a copy of the Guidelines and related policies or a statement of how proxies were voted for the client’s account, should contact their Putnam account executive or client service manager.

Silvant Capital Management LLC Proxy Policy

Under SEC Rule 206(4)-6, investment advisers have a fiduciary obligation to its clients if the adviser has authority to vote their proxies. Under our standard contractual agreements, Silvant Capital Management LLC (“Silvant” or “the Firm”) is authorized to vote proxies on behalf of discretionary accounts.

The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures; 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf; and 4) maintains appropriate records relating to actual proxy voting.

The Firm has a Proxy Committee (“Committee”) that is responsible for establishing policies and a procedure reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

The Firm contracted with Glass Lewis & Co. due to its excellent research tools, advanced technical capabilities and the large scale system support required to accommodate an advisor of our size. Glass Lewis & Co. will act as the Firm’s agent to provide certain administrative, clerical, functional recordkeeping, and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:

1.	The collection of proxy material from our clients’ custodians

2.	The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction

3.	Recordkeeping and voting record retention

The Firm has engaged Glass Lewis & Co. to assist with physical proxy voting matters, while the Firm retains the obligation to vote our clients’ proxies, to review all issues, and to actively review all information prior to determining each vote placed on behalf of our clients. The Firm will continue to utilize all available resources to make well-informed, qualified, proxy vote decisions.

As reflected in the Firm’s proxy policies, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries to those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions. The Committee believes that it is in the best interest of shareholders to abstain from voting in countries that participate in share blocking as shareblocking limits the trading ability of the portfolio manager.

The Committee will consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to Glass Lewis so those clients’ proxies will be voted accordingly. The Committee has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to provide these services effectively. The Committee will monitor such capability on an ongoing basis.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all the Firm’s discretionary investment management clients.

The Firm maintains its own proxy guidelines for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy guidelines as ERISA specific guidelines and requirements are incorporated into this guidelines.

The Firm provides and maintains the following standard proxy voting guidelines:

•	Silvant U.S. Domestic Proxy Guidelines (applied to both ERISA and Non-ERISA related accounts and funds)

•	Silvant Taft Hartley Proxy Guidelines

•	Silvant Global/International Proxy Guidelines

These guidelines are available as described below.

February 2012

Under the Firm Global/International Proxy Guidelines, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, international holdings in ERISA accounts. In this regard, the Committee has reviewed and will monitor Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Exceptions to Policy

The Firm’s Proxy Policies, as outlined herein, generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs, and funds. In those situations, proxy votes cast by the subadvisor may be governed by the subadvisor’s proxy voting policies and procedures.

Conflicts of Interest

Due to its diversified client base, numerous product lines, and affiliation with SunTrust Banks, Inc., and its subsidiaries, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest which may arise include those where the shares to be voted involve:

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Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either the Firm or SunTrust Banks, Inc., or its affiliates, have a significant, on-going, non-investment management relationship

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of the Firm or SunTrust Banks, Inc. or any of its affiliates

3.	An issuer having substantial and numerous banking, investment, or other financial relationships with the Firm, SunTrust Banks, Inc., or its affiliates

4.	A director or senior officer of the Firm or SunTrust Banks, Inc. serving on the board of a publicly held company

5.	A direct common stock ownership position of five percent (5%) or greater, held individually by the Firm, or in conjunction with the Firm and SunTrust Banks, Inc., and/or its affiliates

Although the Firm utilizes a pre-determined proxy voting guidelines, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

1.	Retain an independent fiduciary to vote the shares.

2.	Send the proxy material to the client (in the case of mutual funds, the funds’ shareholders) so he or she may vote the proxies.

Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

The Firm manages assets for several clients (including the RidgeWorth Funds) that engage in “securities lending” programs. In a typical securities lending program, clients or funds lend securities from their accounts/ portfolios to approved broker-dealers against cash collateral. On behalf of clients and the RidgeWorth Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of clients and the RidgeWorth Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the Advisor believes it is necessary to vote.

Additional Information

Silvant clients:

The Firm follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the Silvant U.S. Domestic Proxy Guidelines (applies to ERISA and non-ERISA accounts and funds,) Silvant Taft Hartley Proxy Guidelines (which votes per the general guidelines put forth by the AFL-CIO), and Silvant Global/International Proxy Guidelines and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Silvant Capital Management LLC, Attn: Proxy Voting Committee Administrator, 3333 Piedmont Road NE, Suite 1500, Atlanta, GA 30305, by telephone at 877-984-7321, or via e-mail at: PMP.operations@ridgeworth.com.

February 2012

RidgeWorth Funds shareholders:

Although another investment advisor may sub-advise some or all of these funds, all proxy votes are conducted by the Funds’ adviser, RidgeWorth, as the RidgeWorth Funds’ board has delegated voting authority to RidgeWorth and accordingly has adopted RidgeWorth’s proxy voting policies.

Shareholders of the RidgeWorth Funds may access fund related proxy voting information by calling 1-888-(784-3863) or by visiting www.ridgeworth.com.

February 2012

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day

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operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

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Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We

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may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

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Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

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Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

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RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Maxim SecureFoundation® Balanced ETF Portfolio

(the “Portfolio”)

————————

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

This SAI is not a Prospectus. It contains information in addition to the information in the Prospectus for the Portfolio. The Prospectus for the Portfolio contains the basic information you should know before investing in the Portfolio. This SAI should be read together with the Prospectus for the Portfolio, dated May 1, 2012. Requests for copies of the Prospectus should be made by writing to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling 1-877-925-0501, by viewing http://www.securefoundationsmartfuture.com, or by contacting your broker-dealer or other financial intermediary. The financial statements, appearing in the Annual Report, are incorporated into this SAI by reference. Copies of the Annual Report are available, without charge, and can be obtained by calling 1-877-925-0501 or at http://www.securefoundationsmartfuture.com.

May 1, 2012

INFORMATION ABOUT THE FUND AND PORTFOLIO

Maxim Series Fund, Inc. (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is a Maryland corporation organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. The Fund offers 63 portfolios. This SAI describes the Maxim SecureFoundation® Balanced ETF Portfolio (the “Portfolio”). Other portfolios of the Fund are described in another SAI.

The Portfolio has two share classes. The Class A shares have a front-end sales load and charge a distribution (or 12b-1 fee) and an administrative services fee. The Class S shares do not have a front-end sales load but have a distribution fee (or 12b-1 fee) and an administrative services fee.

Portfolio shares are available through certain broker-dealers, custodians or trustees of Individual Retirement Accounts (“IRAs”), or other financial intermediaries who have entered into agreements with the Portfolio’s distributor to make the shares available (each, a “financial intermediary”).

GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as the Fund’s investment adviser.

Non-Diversified Portfolio

The Portfolio is considered “non-diversified” because it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio. Because a relatively high percentage of the Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

Fundamental Policies

The Fund has adopted limitations on the investment activity of the Portfolio which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. “Majority” for this purpose and under the Investment Company Act of 1940, as amended (“1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all limitations that apply to the Portfolio is set forth below.

1. BORROWING.  The Fund (i.e., the Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2. COMMODITIES, FUTURES, AND OPTIONS THEREON.  The Fund (i.e., the Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). The Fund does not consider currency contracts or hybrid investments to be commodities.

3. INDUSTRY CONCENTRATION.  The Fund (i.e., the Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction.

4. LOANS.  The Fund (i.e., the Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. REAL ESTATE.  The Fund (i.e., the Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent

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the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. SENIOR SECURITIES.  The Fund (i.e., the Portfolio) will not issue senior securities except in compliance with the 1940 Act.

7. UNDERWRITING.  The Fund (i.e., the Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.

Operating Policies

The Fund has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Portfolio will not:

1. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio’s net assets;

2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs, except that the Portfolio may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

The investment objective, investment strategies, and principal risks of the Portfolio are described in its Prospectus.

The Portfolio normally invests primarily in shares of other mutual funds (“Underlying Portfolios”), as described in the Prospectus. The Underlying Portfolios, in turn, invest directly in securities (such as stocks and bonds). The investment techniques described below may be pursued directly by the Underlying Portfolios. The Portfolio is subject to the risks described below indirectly through its investment in the Underlying Portfolios. The Underlying Portfolios may use any or all of these techniques at any one time, and the fact that an Underlying Portfolio may use a technique does not mean that the technique will be used. An Underlying Portfolio’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Portfolio’s investment objective, policies, and restrictions described in the Underlying Portfolio’s prospectus and/or statement of additional information, as well as the federal securities laws.

In addition to investing in Underlying Portfolios, the Portfolio may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying Portfolios. The Portfolio also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes. To the extent the Portfolio invests directly in securities, the Portfolio will be directly subject to the applicable risks described below.

This SAI contains supplemental information about those strategies and risks and the types of securities that may be selected for the Portfolio or an Underlying Portfolio (for purposes of this “Investment Policies and Practices” section, each, a “fund”). Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the Portfolio’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

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Asset-Backed Securities.  Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers’ Acceptances.  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Bank Obligations.  Bank obligations may be issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Bills.  A bill is a short-term debt instrument, usually with a maturity of two years or less.

Borrowing.  A fund may borrow from banks or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Under the 1940 Act, a fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Brady Bonds.  Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in a number of countries, including Argentina, Brazil, Bolivia, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jorden, Mexico, Morocco, Niger,

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Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Certificates of Deposit.  A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations.  A Collateralized Mortgage Obligation ("CMO") is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper.  Commercial paper is an unsecured short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock.  Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Debt Obligations.  Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Some corporate debt obligations are demand instruments, which require the issuer or a third party, either on a conditional or unconditional basis, to repurchase the security for its face value upon demand.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a fund’s net asset value to the extent it invests in such securities.

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In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield/high risk “junk bonds,” which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a fund’s ability to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the fund’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues.

Debt Securities.  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities. Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).

Debt Security Ratings.  Portfolio managers may consider the ratings assigned by various investment services and independent rating organizations, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s and S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.

The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the U.S. Treasury have been in discussions about rating agencies’ role in recent financial turmoil and potential legislation in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment process of portfolio managers.

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Discount Obligations.  Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a fund at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by a fund may be significant, and accretion of market discount together with original issue discount, will cause the fund to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations.  Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A fund will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Emerging Markets Issuers.  Emerging markets include (i) countries that have an emerging stock market as defined by MSCI, Inc.; (ii) countries with low- to middle-income economies as classified by the World Bank; or (iii) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

Equity Securities.  Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

Exchange Traded Funds.  Exchange traded funds (“ETF(s)”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk

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of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. The Portfolio will bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Portfolio’s expenses (i.e., management fees, 12b-1 fee and shareholder services fees), shareholders of the Portfolio will also indirectly bear similar expenses of an ETF.

The Portfolio will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Please also see the discussion concerning the risks associated with derivative transactions under “Derivative Instruments” below.

Eurodollar Certificates of Deposit.  A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note.  A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Securities.  There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Foreign securities in a fund may be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. Dollars.

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American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures.  See "Derivative Instruments" below.

Hedging.  Hedging transactions are intended to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund’s securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A fund’s ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its fund, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the fund.

High Yield-High Risk Debt Securities (“Junk Bonds”).  High yield-high risk debt securities, often referred to as "junk bonds," are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or are of comparable quality if unrated. High yield-high risk securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield-high risk securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield-high risk securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield-high risk securities, thus further disrupting the market for such securities.

High yield-high risk securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield-high risk debt bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, high yield-high risk bonds tend to underperform U.S. Treasury and investment grade bonds because high yield-high risk bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield-high risk securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield-high risk securities could also be at greater risk because high yield-high risk securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield-high risk security owned by a fund defaults, the fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield-high risk securities and a fund’s net asset value. Furthermore, in the case of high yield-high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

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High yield-high risk securities present risks based on payment expectations. For example, high yield-high risk securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield-high risk securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield-high risk securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield-high risk securities structured as zero coupon or pay-in-kind securities. The funds report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.

In addition, the credit ratings assigned to high yield-high risk securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield-high risk securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.

Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a fund's investment objective may be more dependent on the portfolio manager's own credit analysis than might be the case for a fund which invests in higher quality bonds. The funds may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield-high risk securities.

A fund may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a fund's shareholders.

Illiquid Securities.  The term "illiquid securities" or non-publicly traded securities generally means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a fund's net asset value. Under the supervision of the Board of Directors, MCM determines the liquidity of Portfolio securities and, through reports from MCM, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors. See “Restricted Securities” and “Rule 144A Securities” below.

A fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Investment Companies.  The Portfolio will regularly invest up to 100% of its total assets in the underlying funds in a manner consistent with the provisions of the 1940 Act. Generally, the Portfolio may invest in the securities of another investment company (the “acquired company”) provided that the Portfolio, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Portfolio) having an aggregate value in excess of 10% of the value of the total assets of the Portfolio. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

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If the Portfolio invests in, and thus, is a shareholder of, another investment company, the Portfolio’s shareholders will indirectly bear the Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Portfolio to the Portfolio’s own investment adviser and the other expenses that the Portfolio bears directly in connection with the Portfolio’s own operations.

Investment companies may include index-based investments, such as ETFs, that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Fund has entered into agreements with ETFs that permit, pursuant to an SEC order, the Portfolio, as determined by MCM, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.

Certain ETFs may not produce qualifying income for purposes of the “Income Requirement” (as defined under “Dividends and Taxes”), which must be met in order for the Portfolio to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If one or more ETFs generates more non-qualifying income for purposes of the Income Requirement than the Portfolio’s portfolio management expects, it could cause the Portfolio to inadvertently fail the Income Requirement, thereby causing the Portfolio to inadvertently fail to qualify as a regulated investment company under the Code.

Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). ETFs, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.

Loan Participations and Assignments.  Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a fund purchases a Loan Participation, the fund typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A fund may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or

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Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors.

Lending of Portfolio Securities.  Subject to applicable investment limitations a fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a fund’s total assets (including the value of collateral received). No portfolio lending may be made with any companies affiliated with MCM. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

MCM understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; and (4) the fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Portfolio must be able to vote proxies on the securities loaned, by terminating the loan.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities.  Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

The fund may retain a security whose credit rating has changed.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions.  A fund may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments"), or may invest any or all of their assets in money market instruments for temporary defensive purposes.

The types of money market instruments in which a fund may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including

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agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).

Mortgage-Backed Securities.  Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Recent Market Events. Beginning the second half of 2007, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on a fund to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by volatility in the fixed income markets.

The fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on a fund.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide FNMA and FHLMC with some additional flexibility to meet the requirement to reduce their mortgage portfolios. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt. No assurance can be given that

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the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. The U.S. government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission (“CFTC”), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the SEC, the CFTC and other regulators. Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the Portfolio currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action.

Mortgage Dollar Rolls.  In a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the fund foregoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the fund’s overall investment exposure and result in losses.

Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. At the time the fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. A fund typically enters into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a fund under the 1940 Act.

Options.  See "Derivative Instruments" below.

Pooled Investment Vehicles.  A fund may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a fund invests in, and thus, is a shareholder of, a pooled vehicle, the fund’s shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the fund to the fund’s own investment adviser and the other expenses that the fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Code may limit the extent to which a fund may invest in certain pooled vehicles.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts (“REITs”).  Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their

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value depends upon that of the underlying properties. Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested in book assets invested directly or indirectly in mortgages. Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests. The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.

Repurchase Agreements.  Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by a fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. With respect to the Portfolio’s investments in repurchase agreements, as protection against the risk that the original seller will not fulfill its obligation, the Portfolio’s securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM will monitor the value of the collateral. The Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM or its designee.

Restricted Securities.  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e, Rule 144A Securities). They may include private placement securities that have not been registered under the applicable securities laws, including securities sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in Rule 144(A)(1) under the Securities Act of 1933 (the “Securities Act”). Restricted securities may not be listed on an exchange and may have no active trading market. A restricted security may be considered liquid, i.e., it can be resold to qualified institutional buyers or otherwise is determined to be readily marketable pursuant to policies and guidelines of a fund, but a restricted security shall generally be deemed illiquid if the fund has attempted to dispose of the security at approximately the amount at which it has been valued and has not been able to so dispose of the security for seven (7) days.

Subject to their percentage limitation on illiquid securities and other applicable policies of a fund, the fund may invest in restricted securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers, and for which a liquid institutional market has developed. If it is decided that a liquid market does exist, the securities will not be subject to a limit of 15% of the value of the applicable fund’s holdings of illiquid securities. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. A fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Rule 144A Securities.  Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid are deemed to be liquid securities for purposes of a fund’s investment strategy. Subject to liquidity limitations, a fund may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid securities for such fund. Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a fund’s purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become

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uninterested in purchasing such securities after a fund has purchased them. After purchase, the fund will continue to monitor the liquidity of Rule 144A securities.

Short Sales "Against the Box."  Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A fund's decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities.  Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Interest income is accrued for federal income tax and accounting purposes throughout the term of the zero coupon obligation, but not actually received until maturity. Because a fund that intends to qualify as a regulated investment company for federal income tax purposes must distribute each year to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, the fund may have to sell other securities to satisfy its distribution obligations. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest.

Structured Securities.  Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities.  A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

To Be Announced (“TBA”) Purchase Commitments.  Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed transaction, the Portfolio and seller would agree upon the issuer, interest rate and terms of the underlying mortgages,

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but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Time Deposits.  A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities.  These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a fund holds TIPS, the fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

The Portfolio may purchase additional non-TIP inflation-protected securities whose principal value or interest rate is periodically adjusted to the rate of inflation. If an inflation-protected security is adjusted to the principal amount, the adjusted principal value of the security repaid may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Variable Amount Master Demand Notes.  A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities.  These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the fund to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

When-Issued and Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While a fund generally purchase securities on a when-issued basis with the intention of acquiring the securities, a fund may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a fund makes the commitment to purchase securities on a when-issued basis, the fund will record the transaction and thereafter reflect the value, each day,

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of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the fund's purchase commitments; likewise a fund will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities.  Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Derivative Instruments

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a fund from closing out a position. If this happens, the fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell fund securities at unfavorable prices to do so). Inability to close out a contract could also harm the fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the fund’s exposure to interest rate, and currency risks, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose a fund to credit risks in the event that a counterparty defaults on the contract.

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Caps and Floors.  Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A fund may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a fund will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a fund is a Protection Buyer and no Event of Default occurs, the fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the fund (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a fund is the Protection Seller and no Event of Default occurs, the fund will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a fund invested directly in the Reference Bond. For example, a CDS may increase credit risk since the fund has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS. The Portfolio may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of CDS agreements.

Whether a fund’s use of CDS agreements will be successful in furthering its investment objective will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. The requirements for qualification as a regulated investment company under the Code may limit a fund’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.

In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a fund’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a fund may be required to purchase securities to meet delivery obligations. A fund may have difficulty, be unable, or may incur additional costs to acquire such securities.

Credit Linked Notes.  A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in

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liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and a fund could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Currency Swaps.  Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Foreign Currency Transactions.  Any fund which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use options and futures contracts relating to foreign currencies for the same purposes.

When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." A fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as the portfolio manager anticipates. For example, if a currency's value rose at a time when the portfolio manager had hedged a fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio

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manager increases a fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a fund or that the portfolio manager will hedge at an appropriate time.

Futures Contracts.  When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which the Portfolio may invest include, for example, interest-rate futures, index futures, securities futures, currency futures and currency forward contracts.

The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

A fund may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it buys or sells futures contracts. A fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a fund is excluded from the definition of a “commodity pool operator.” The Fund has claimed an exclusion from the definition of a “commodity pool operator,” and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Portfolio to continue to claim this exclusion. A fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If the Portfolio were no longer able to claim the exclusion, MCM would be required to register as a “commodity pool operator,” and the Portfolio and MCM would be subject to regulation under the Commodity Exchange Act.

A fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

Futures Margin Payments.  The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

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Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Index Futures Contracts.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Interest Rate Transactions.  Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the fund's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a fund's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a fund's holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the fund's overall performance would be worse than if it had not entered into such transactions. For example, if a fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

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Call Options.  A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A fund may use call options in the following ways:

• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and

• Write call options on fund securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a fund is exercised, the fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options.  A put option gives the holder the right to sell the underlying asset to the writer of the option. A fund may use put options in the following ways:

• Purchase put options on fund securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and

• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A fund may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options.  By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.  When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.

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Closing out options (exchange traded options).  The buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a fund. Closing transactions allow a fund to terminate its positions in written and purchased options.

A fund will realize a profit from a closing transaction if the price of the transaction is more than the premium paid by a fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a fund.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies.  Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Swaps.  Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a fund may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps and credit default swaps.

As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of the Portfolio to enter into swap agreements or limit the ability of the Portfolio to terminate existing swap agreements or to realize amounts to be received under such agreements. MCM will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolio’s ability to enter into swap agreements.

Swap Deposits.  Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Total Rate of Return Swaps.  Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in

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that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Volatility Swaps.  Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.

Asset Coverage for Certain Investments and Trading Practices.  A fund may make investments or employ trading practices that obligate the fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. In such situations the fund will comply with guidance from the SEC and other applicable regulatory bodies with respect to coverage of certain investments and trading practices by the fund. This guidance may require earmarking or segregation by the fund of cash or liquid securities with its custodian or a designated sub-custodian to the extend a particular fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument, or by other investment positions, or by other means consistent with regulatory policies. In these situations, the fund may cover its obligations by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the future financial obligation. In some cases the SEC guidance permits a fund to cover its obligations by entering into an offsetting transaction(s). In these situations, the fund may cover its obligations by earmarking or otherwise segregating an amount of the future financial obligation at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of that security at least equal to the deliverable amount at a price at or below the sale price received by the fund on the future financial obligation(s). The funds reserve the right to modify their asset segregation policies in the future to comply with changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Accordingly, to the extent a fund covers its obligations under these types of transactions as described herein, the funds believe such investments in future financial obligations do not constitute senior securities and accordingly may not treat them as being subject to their respective borrowing restrictions. Earmarking or otherwise segregating a large percentage of the fund’s assets could impede or restrict the fund adviser’s ability to manage the fund’s assets or the fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes.  Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts.   There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to assets held to cover its options or futures positions could also be impaired.

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PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding the Portfolio’s portfolio holdings. As a general matter, it is the Fund’s policy that the public disclosure of information concerning the Portfolio’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about the Portfolio’s portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter's end, (ii) Portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund's President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, (iii) Portfolio holdings may be periodically provided to the Fund’s affiliated or unaffiliated service providers (including any sub-adviser, custodian, broker-dealer, transfer agent, securities lending agent, auditor or legal counsel) and the Fund’s directors in connection with the provision of services to or on behalf of the Fund, and (iv) Portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC may be disclosed 30 days after the relevant reporting period.

Public Disclosures

Information regarding the Portfolio's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Fund and GWFS Equities, Inc., the Fund’s principal underwriter and distributor (“GWFS Equities” or the “Distributor”), may disclose the Portfolio's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Portfolio shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.

The Portfolio may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Portfolio and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures

Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund’s President or CCO. The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the President or CCO of the Fund in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, the Portfolio may disclose portfolio holdings information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

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As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI. The Fund's portfolio holdings information may not be disseminated for compensation. There is no assurance that the Fund’s policies on holdings information will protect the Portfolio from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF THE FUND

The Fund

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.

Directors and Officers

Independent Directors*
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	63	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC	63	Director, Guaranty Bancorp
Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Stiff, Zisman & Ingraham, P.C.	63	N/A

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Interested Directors**
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	63	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO 80111 1961	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM	63	N/A
Officers
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)	Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great- West Life & Annuity Insurance	N/A	N/A

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80111 1955

Company and First
Great-West Life &
Annuity Insurance
Company; Chief
Compliance Officer,
U.S. Operations, The
Great-West Life
Assurance
Company, The
Canada Life
Assurance
Company, Crown
Life Insurance
Company, and
London Life
Insurance Company;
Secretary and Chief
Compliance Officer,
GWFS Equities,
Inc.; Chief
Compliance Officer,
Advised Assets
Group, LLC; Chief
Legal Officer and
Secretary, FASCore,
LLC; Chief Legal
Counsel & Chief
Compliance Officer,
MCM; formerly,
Secretary, MCM and
Maxim Series Fund,
Inc.

John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-West Life & Annuity Insurance Company; Assistant Treasurer, MCM	N/A	N/A
Jill A. Kerschen 8515 East Orchard Road, Greenwood Village, CO 80111 1975	Assistant Treasurer	Since 2008	Senior Manager, Fund Financial & Tax Reporting, Great-West Life & Annuity Insurance Company; Assistant Treasurer, MCM	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, MCM; formerly, Assistant Secretary, MCM and Maxim Series Fund, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, Great- West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice	N/A	N/A

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Village, CO 80111 1967			President and Treasurer, GWFS Equities, Inc. and Orchard Trust Company, LLC; Chief Financial Officer & Treasurer, MCM; formerly Investment Operations Compliance Officer, MCM and Maxim Series Fund, Inc.
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012	Senior Vice President, Product Management, Great- West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, MCM	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Managing Counsel, Great-West Life & Annuity Insurance Company; Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, MCM	N/A	N/A

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

Board of Directors Leadership Structure

The Board is responsible for overseeing the management of the business and affairs of the Fund and its portfolios. The Board consists of three Independent Directors and two Interested Directors. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Directors and management.

The Chairman of the Board is an Interested Director. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Board of Directors, which may include acting as a liaison with service providers, Fund officers, attorneys and other Directors between meetings. The Independent Directors have designated Sanford Zisman as lead Independent Director. The lead Independent Director, among other things, serves as a liaison between the Fund's other Independent Directors and the Fund's management, CCO and other Fund officers, service providers, auditors and counsel between Board meetings. Except for any duties specified herein or pursuant to the Fund's charter document, the designation of Chairman or lead Independent Director does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

As described below, the Fund's Audit Committee is comprised of three Independent Directors who provide oversight with respect to the Fund's audit functions and outside auditors.

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The Fund has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of the Fund including, without limitation, the number of portfolios that comprise the Fund, the net assets of the Fund and the Fund's business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

Consistent with its responsibility for oversight of the Fund and its portfolios, the Board, among other things, oversees risk management of each portfolio’s investment program and business affairs directly and through its committees. The Fund, MCM, the Distributor and other Fund service providers have implemented a variety of processes, procedures and controls to address these risks.

The Board's administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

The Board receives reports from senior officers of the Fund at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer & Treasurer on the Fund's internal controls and accounting and financial reporting policies and practices and procedures. In addition, the Fund's independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with the Fund's CCO at least quarterly to discuss compliance issues, and the Board receives a written report from the CCO at least annually that addresses the policies and procedures of the Fund, MCM, the Distributor, and DST Systems, Inc, the Fund’s transfer agent. In addition, the Independent Directors meet with the CCO at least annually in executive session. The Board also receives reports on a periodic or regular basis from MCM, and the Fund's other primary service providers.

Standing Committees

The Board of Directors has two standing committees: an Executive Committee and an Audit Committee

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. Graye and Nelson are the members of the Executive Committee. No meetings of the Executive Committee were held in 2011.

As set out in the Fund’s Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund’s financial accountability and financial reporting by providing a means for the Fund’s Independent Directors to be directly informed as to, and participate in the review of, the Fund’s audit functions. Another objective is to ensure the independence and accountability of the Fund’s outside auditors and provide an added level of independent evaluation of the Fund’s internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. McConahey and Zisman and Ms. Klapper are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2011.

Ownership

As of December 31, 2011, no members of the Board of Directors had beneficial ownership in the Portfolio.

Compensation

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or MCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent	Aggregate Compensation from	Pension or Retirement Benefits	Estimated Annual Benefits Upon	Total Compensation from Fund Paid to

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Director	Fund	Accrued as Part of Fund Expenses	Retirement	Directors
S. Zisman	$79,600	0	0	$79,600
G. Klapper	$79,600	0	0	$79,600
S. McConahey	$79,600	0	0	$79,600

As of December 31, 2011, there were 63 funds for which the Directors serve as Directors, all of which were series of the Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year ended December 31, 2011 by the Fund and its affiliated investment companies.

Additional Information Concerning the Directors

The Board formally evaluates itself and its committees at least annually. This evaluation involves, among other things, review of such matters as each Director's specific experience, qualifications, attributes, skills, or areas of expertise in light of the Fund's business and structure and the Board's overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.

Mitchell T.G. Graye. Mr. Graye is President and CEO of GWL&A (the parent of MCM) and other GWL&A affiliates, including First Great-West Life & Annuity Insurance Company (“First GWL&A”) and GWL&A Financial Inc. Mr. Graye is also President and CEO, U.S. Operations, of The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company. Mr. Graye has served on the Board since 2000 and has served as Chairman of the Board since 2008. Mr. Graye is an honors graduate in Business Administration from the University of Western Ontario.

The Board considered Mr. Graye's various roles and executive experience with GWL&A and affiliates, his previous role with MCM, his financial experience, his academic background, and his approximately 12 years experience as Director of the Fund.

Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper is a Director of Guaranty Bancorp and chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Orchard Trust Company, LLC, a Colorado state-chartered trust company and wholly owned subsidiary of GWL&A, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper is a member of the Audit Committee of the Board and has served as a Director since 2007. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School.

The Board considered Ms. Klapper's legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her approximately four years experience as Director of the Fund.

Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVERN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Upon graduation from Harvard, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming

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President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the Boards of the Downtown Denver Partnership and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of the Board of Directors of Guaranty Bancorp, the State of Colorado Venture Capital Authority, the Denver School of Science and Technology, the Metro Denver Sports Commission, and the Boys and Girls Clubs of Metro Denver. He is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado.

The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of the Fund since 2011.

Charles P. Nelson. Mr. Nelson is President, Retirement Services, of GWL&A and First GWL&A, holds executive positions at various GWL&A affiliates, including as Chairman, President and CEO of the Distributor, Chairman and President of FASCore, LLC, and is a Manager of MCM. Mr. Nelson has served as a Director since 2008. Mr. Nelson is a graduate of Whitman College with a degree in chemistry and economics.

The Board considered Mr. Nelson's various roles and executive experience with GWL&A and affiliates, his role with MCM, his financial experience, his academic background, and his experience as Director of the Fund since 2008.

Sanford Zisman. Mr. Zisman is an attorney at Stiff, Zisman & Ingram, P.C., and has practiced law since 1965. Mr. Zisman is a member of the Audit Committee of the Board (and has been designated as the Audit Committee’s financial expert) and has served as a Director since 1982 and lead Independent Director since 2010. Mr. Zisman received a B.S. from the University of Southern California, a J.D. from the University of Denver, and an L.L.M. (in Taxation) from New York University.

The Board considered Mr. Zisman's legal training and practice, his leadership, financial, and accounting experience, his academic background, and his approximately 30 years experience as Director of the Fund.

CODES OF ETHICS

The Fund, MCM, and GWFS Equities each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for the Fund will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-877-925-0501, or writing to: Secretary, Maxim Series, Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how the Fund voted proxies relating to the Portfolio for the most recent 12-month period ended June 30 is also available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

Investment Adviser

MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) dated December 5, 1997, as amended. MCM is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). MCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry.

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Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with the Fund, MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of the Portfolio in accordance with its investment objective, policies and limitations.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended and restated effective April 30, 2012. As approved, the Investment Advisory Agreement will remain in effect until May 1, 2013, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected portfolio. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected portfolio upon approval by vote of a majority of the outstanding voting securities of that portfolio. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such portfolio or by MCM, each on 60 days notice to the other party.

Payment of Expenses

With respect to the Portfolio, MCM is responsible for all of its expenses incurred in performing the services set forth in the Investment Advisory Agreement. The Portfolio pays all other expenses incurred in its operation. MCM has contractually agreed to reduce its advisory fee or pay the Portfolio in an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to MCM, distribution and service fees pursuant to a Rule 12b-1 or successor plan, expenses incurred under an administrative services plan, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Portfolio’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by such Fund’s Independent Directors (“Portfolio Other Expenses”) incurred by a class of the Portfolio exceed an annual rate of 0.07% of the Portfolio’s average daily net assets for the Class A and Class S shares (“Expense Limit”). The agreement has an initial term with respect to the Portfolio ending on September 30, 2012. The agreement will automatically renew for one-year terms unless it is terminated by the Fund or MCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. MCM is permitted to recoup amounts waived or reimbursed to the class in future periods, not exceeding three years, if the class’s Portfolio Other Expenses including such recoupment do not exceed the Expense Limit.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Portfolio to be included within a class of investors entitled not to pay sales loads by purchasing such shares. All other charges, to the extent applicable, including redemption fees, exchange fees, administrative fees, or distribution fees, associated with a particular class are born by the Portfolio and will not be waived. You will indirectly bear a proportionate share of the fees and expenses of such Underlying Portfolios, including Rule 12b-1 distribution fees to the extent applicable.

Management Fees

The Portfolio pays a management fee to MCM for managing its investments and business affairs. MCM is paid monthly at an annual rate of the Portfolio's average net assets as described in the Prospectus.

Management of the Portfolio

The Portfolio is managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolio and works with the Asset Allocation Committee in developing and executing the investment program for the Portfolio.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

AUM Based Fees	Performance Based Fees

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
S. Mark Corbett	35	4,353.5	6	90.3	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio’s investments and the investments of the other accounts included above. Investment personnel affiliated with MCM also manage the investments of an MCM affiliate, Orchard Trust Company, LLC, a trust company domiciled and governed by the laws of the State of Colorado (“OTC”). MCM is an affiliate of OTC through common ownership in which GWL&A is the sole owner of both MCM and OTC. OTC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Portfolio. Additionally, OTC offers various collective investment trusts (“CITs”) solely to its clients for which such CITS are advised by MCM. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with MCM.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager did not own any shares of the Portfolio as of December 31, 2011.

Since the Portfolio had not commenced operations as of December 31, 2011, the Portfolio did not pay any investment advisory fees to MCM during the fiscal year ended December 31, 2011.

DISTRIBUTION AND OTHER SERVICES

Multiple Class Structure

The Board of Directors has adopted a multiple class plan, as amended from time to time (the “Multiple Class Plan”), pursuant to Rule 18f-3 under the 1940 Act. The Class A shares have a front-end sales load and charge a distribution fee (or 12b-1 fee) and administrative services fee. The Class S shares do not have a front-end sales load but have a distribution fee (or 12b-1 fee) and administrative services fee.

Principal Underwriter and Distributor

GWFS Equities serves as principal underwriter and distributor of the Fund’s shares. GWFS Equities is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. GWFS Equities is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The principal underwriting agreement calls for GWFS Equities to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Fund, which are continuously offered at net asset value (plus any applicable sales load for Class A shares). Since the Portfolio had not commenced operations as of December 31, 2011, the Portfolio did not pay any compensation to GWFS Equities during the fiscal year ended December 31, 2011.

Class A Distribution and Service Plan

The Portfolio has adopted a distribution and service or "Rule 12b-1" plan (for purposes of this section, "Distribution and Service Plan") for its Class A shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distribution and Service Plan allows the Class A shares of the Portfolio to compensate the

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Distributor for distribution of Class A shares and for providing or arranging for the provision of services to Class A shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class A shareholders.

The Distribution and Service Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class A shares of the Portfolio). Because these fees are paid out of Class A’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution and Service Plan, it continues from year to year with respect to the Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreements related to it (“Independent Plan Directors”). The Distribution and Service Plan may not be amended to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class A shares which have voting rights with respect to the Distribution and Service Plan. No material amendment to the Distribution and Service Plan shall be made unless approved as described above with respect to the annual continuance of the Distribution and Service Plan. The Distribution and Service Plan may be terminated at any time by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting shares of the Portfolio. As required by the Distribution and Service Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Distribution and Service Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution and Service Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution and Service Plan. The Directors have determined that the Distribution and Service Plan is reasonably likely to benefit the Portfolio and the Class A shareholders of the Portfolio.

The Distribution and Service Plan provides that to the extent that any investment management and administration fees paid by the Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Portfolio's shares, the payment by the Portfolio of such fees is authorized under the Distribution and Service Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class A shares and/or providing services to shareholders of the Portfolio’s Class A shares.

Since the Portfolio had not commenced operations as of December 31, 2011, the Portfolio did not pay any 12b-1 fees to the Distributor for its Class A shares during the fiscal year ended December 31, 2011.

Class S Distribution and Service Plan

The Portfolio has adopted a distribution and service or "Rule 12b-1" plan (for purposes of this section, "Distribution and Service Plan") for its Class S shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distribution and Service Plan allows the Class S shares of the Portfolio to compensate the Distributor for distribution of Class S shares and for providing or arranging for the provision of services to Class S shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class S shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class S shareholders.

The Distribution and Service Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class S shares of the Portfolio). Because these fees are paid out of Class S’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution and Service Plan, it continues from year to year with respect to the Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act)

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and have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreements related to it (“Independent Plan Directors”). The Distribution and Service Plan may not be amended to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class S shares which have voting rights with respect to the Distribution and Service Plan. No material amendment to the Distribution and Service Plan shall be made unless approved as described above with respect to the annual continuance of the Distribution and Service Plan. The Distribution and Service Plan may be terminated at any time by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting shares of the Portfolio. As required by the Distribution and Service Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Distribution and Service Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution and Service Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution and Service Plan. The Directors have determined that the Distribution and Service Plan is reasonably likely to benefit the Portfolio and the Class S shareholders of the Portfolio.

The Distribution and Service Plan provides that to the extent that any investment management and administration fees paid by the Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Portfolio's shares, the payment by the Portfolio of such fees is authorized under the Distribution and Service Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class S shares and/or providing services to shareholders of the Portfolio’s Class S shares.

Since the Portfolio had not commenced operations as of December 31, 2011, the Portfolio did not pay any 12b-1 fees to the Distributor for its Class S shares during the fiscal year ended December 31, 2011.

Class A Administrative Services Fee

The Portfolio has adopted an administrative services plan. Under this plan, the Portfolio has agreements with various shareholder servicing agents to provide administrative services to their customers, which may include, without limitation, acting or arranging for another party to act, as recordholder and nominee of the Class A shares beneficially owned by the customers of such shareholder servicing agents; establishing and maintaining or assisting in establishing and maintaining accounts and records with respect to Class A shares owned by each customer; processing dividend and distribution payments from the Portfolio with respect to Class A shares on behalf of customers; processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Class A shares; assisting customers that own Class A shares in changing dividend options, account designations and addresses, and other similar services. For these services, Class A pays an annual fee of up to 0.05% of its average daily net assets.

Class S Administrative Services Fee

The Portfolio has adopted an administrative services plan. Under this plan, the Portfolio has agreements with various shareholder servicing agents to provide administrative services to their customers, which may include, without limitation, acting or arranging for another party to act, as recordholder and nominee of the Class S shares beneficially owned by the customers of such shareholder servicing agents; establishing and maintaining or assisting in establishing and maintaining accounts and records with respect to Class S shares owned by each customer; processing dividend and distribution payments from the Portfolio with respect to Class S shares on behalf of customers; processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Class S shares; assisting customers that own Class S shares in changing dividend options, account designations and addresses, and other similar services. For these services, Class S pays an annual fee of up to 0.15% of its average daily net assets.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other

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factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any sales charge, Rule 12b-1 payments, or administrative services fees that are paid to broker-dealers and other financial intermediaries and disclosed elsewhere in the Prospectus or this SAI. GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, are not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, MCM is primarily responsible for placement of the Fund's portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. MCM has no obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolio will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable portfolio of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Portfolio to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

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MCM may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Portfolio in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Portfolio the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of the Portfolio and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolio and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolio, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

Since the Portfolio had not commenced operations as of December 31, 2011, the Portfolio did not pay any brokerage commissions for the year ended December 31, 2011.

Securities of “Regular Broker-Dealers.”  The Portfolio is required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Portfolio may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Portfolio are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Portfolio’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Portfolio, or (iii) sold the largest dollar amounts of the Portfolio’s shares. Since the Portfolio had not commenced operations as of December 31, 2011, it did not hold securities of “regular brokers or dealers” during the year ended December 31, 2011.

Portfolio Turnover

The turnover rate for the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Portfolio may be disposed of when appropriate in MCM's judgment.

With respect to the Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders. In addition, a higher portfolio turnover rate may result in higher taxes when Portfolio shares are held in a taxable account.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of the Portfolio is presumed to “control” the Portfolio. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.

To the best knowledge of the Fund, as of April 1, 2012, the names and addresses of the record holders of 5% or more of the outstanding shares of the Portfolio’s equity securities and the percentage of the outstanding shares held by such holders are set forth in the below table. Other than as indicated below, the Fund is not aware of any shareholder who beneficially owns more than 25% of a Portfolio’s total outstanding shares.

As a group, the officers and Directors of the Fund owned less than 1% of the outstanding shares of the Portfolio.

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, Colorado 80111	100%

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PURCHASE AND REDEMPTION OF SHARES

Detailed information on the purchase and redemption of shares is included in the Portfolio’s Prospectus.

DIVIDENDS AND TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Portfolio will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. The Portfolio will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the "Income Requirement"). The Portfolio is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. The requirements for qualification as a RIC may limit the extent to which the Portfolio may invest in some investments.

If for any taxable year the Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Portfolio. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders and qualified dividend income treatment in the case of non-corporate shareholders for taxable years beginning on or before December 31, 2012, provided in both cases certain holding period and other requirements are satisfied.

The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must derive from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.

If the Portfolio were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. The Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to federal income tax on the excess (if any) of the fair market value of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

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If the Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

Excise Tax on RICs

In order to avoid liability for the 4% federal excise tax on undistributed income, the Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of each year and (3) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal income tax. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Portfolio whether received in cash or additional shares of the Portfolio. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income.

For taxable years beginning prior to January 1, 2013, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations), by the Portfolio to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of the Portfolio. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2012 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by the Portfolio may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from most REITs and on stocks of certain foreign issuers are not eligible for the dividends-received deduction when distributed to the Portfolio’s corporate shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by the Portfolio’s shareholders to be treated as qualified dividend income, the Portfolio must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Portfolio level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Portfolio or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

If the Portfolio receives dividends from an underlying fund that qualifies as a RIC and the underlying fund designates such dividends as qualified dividend income, then the Portfolio may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Portfolio meets the holding period and other requirements with respect to its shares of the underlying fund.

Distributions declared by the Portfolio during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Portfolio will notify its shareholders each year of the amount and type of dividends and distribution it paid.

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Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Portfolio by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Portfolio (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, Internal Revenue Service regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Portfolio is required to withhold a portion of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The backup withholding rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. The Portfolio is also required to begin backup withholding on an account if the Internal Revenue Service instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the Internal Revenue Service if withholding results in an overpayment of federal income tax for such year.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Fund-of-Funds Structure

The use of a fund-of-funds structure by the Portfolio could affect the amount, timing, and character of distributions from the Portfolio, and, therefore, may increase the amount of taxes payable by shareholders. Because the Portfolio will invest a large portion of its assets in shares of other funds, its distributable income and gains will normally consist largely of distributions from the underlying funds in which it invests and gains and losses on disposition of shares of the underlying funds.

Generally, the character of the income or capital gains that the Portfolio receives from an underlying fund will pass through to the Portfolio’s shareholders as long as the Portfolio and underlying fund qualify as RICs. However, to the extent that an underlying fund that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Portfolio will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds in which it invests) until it disposes of shares of such underlying fund. Moreover, even when the Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Portfolio will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains from an underlying fund that qualifies as a RIC).

In addition, in certain circumstances, the “wash sale” rules may apply to the Portfolio’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Portfolio at a loss and the Portfolio acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Portfolio’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Portfolio will be required to distribute to shareholders will be greater than such amounts would have been had the Portfolio invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Portfolio (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Portfolio invested directly in the securities held by the underlying funds.

Effect of Future Legislation; Local Tax Considerations

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The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

OTHER INFORMATION

Description of Shares

Shares of beneficial interest of the Portfolio are redeemable at their net asset value at the option of the shareholder or at the option of the Portfolio in certain circumstances. The Fund allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate series of the Fund. These assets constitute the underlying assets of each series of the Fund, are segregated on the Fund's books of account, and are charged with the expenses of such series of the Fund and its respective classes. The Fund allocates any general expenses of the Fund not readily identifiable as belonging to a particular series of the Fund by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.

Each share of the Portfolio represents an equal proportionate interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Board of Directors. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Portfolio, shareholders of each class are entitled to share pro rata in the net assets belonging to the Portfolio allocable to such class available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class. Additional classes of shares may be authorized in the future.

Voting Rights

The shares of the Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable. The Fund or Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio. If not so terminated, the Fund or the Portfolio (as defined under the 1940 Act) will continue indefinitely.

Shareholders of the Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of the Portfolio will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.

Custodian

The Portfolio is self-custodied. The custodian is responsible for the safekeeping of the Portfolio’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio.

Transfer and Dividend Paying Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as the Fund’s transfer and dividend paying agent.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Fund and provides other audit and related services.

FINANCIAL STATEMENTS

Since the Portfolio has not commenced operations as of December 31, 2011, there are no financial statements for the Portfolio. When they become available, financial statements will be available without charge upon request by calling 1-877-925-0501.

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APPENDIX A

Long Term Obligation Ratings by Moody’s Investors Service, Inc. (“Moody’s”)

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Long Term Obligation Ratings by Standard & Poor’s Corporation (“S&P”)

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C. A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D. An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short Term Obligation Ratings by Moody’s

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short Term Obligation Ratings by S&P

A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short Term Obligation Ratings by Fitch

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C. High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

A copy of the Fund’s and MCM’s proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling 1-877-925-0501, or writing to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Maxim Series Fund, Inc.

Investment Company Compliance Policies and Procedures

Proxy Voting Procedures

Policy

It is the policy of Maxim Series Fund, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, GW Capital Management, LLC (“GWCM”) as part of GWCM's general management of the Fund. In certain circumstances the Fund and GWCM may employ a sub-adviser to act with GWCM as designated in the applicable sub-advisory agreement and GWCM may assign proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Procedures

The following are the procedures adopted by the Fund for the administration of this policy:

1.	On an annual basis the Fund will review the policies and procedures and voting guidelines for GWCM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.

2.

GWCM and, as necessary, the sub-adviser, will provide to the Fund a report to the Fund a record of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year.

3.

The Fund at any time reserves the right to revoke in whole or in part the delegation to GWCM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.

4.

The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).

5.	The Fund shall include in all future registration statements:

a)	A description of the Fund’s proxy voting policy and procedures, including voting guidelines; and

b)

A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

6.	The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

a)

A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

b)

A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

7.

The Fund shall review the proxy voting policies and procedures of GWCM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the Investment Advisers Act of 1940, as amended.

8.	The Fund will on an annual basis review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Responsibility

Under the supervision of the CCO, the Legal and Compliance department, together with the Investment Administration department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act.

Related Information: See GW Capital Management’s Policy Voting Policy and related Proxy Voting Guidelines

GW Capital Management, LLC (“GWCM”)

Proxy Voting

Policy

GWCM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. The firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the firm’s proxy policies and practices. The firm’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

GWCM will vote proxies solely in the best interest of its clients, GWCM managed fund shareholders, or where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. As a matter of policy, the officers, managers and employees of GWCM will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the best interest of the client, shareholders or participants and beneficiaries.

Background

GWCM’s clients include registered investment companies, collective investment funds, or accounts which serve as investment options for insurance company separate accounts. Included among GWCM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of GWCM’s clients or other registered investment companies unaffililated with GWCM’s clients, i.e., a “Fund of Funds”.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Investments has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining the firm's voting guidelines in the firm's procedures.

The Investment Administration department compiles information regarding voting information and provides it to the Legal department annually for inclusion in GWCM’s clients’ applicable Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

Procedure

GWCM has adopted guidelines and procedures, as outlined below, to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.

Voting Procedures

The Investment Administration department is responsible for administering the proxy voting process as outlined below.

Each client’s custodian is responsible for forwarding proxy solicitation materials to GWCM. When proxy solicitation materials are obtained, the Investment Administration department updates a database for notices of all new shareholder meetings, indicating company name, meeting date, issues for voting, and vote status. The CUSIP and ticker symbol will also be included if they are available through reasonably practicable means. The database will also indicate whether issues are shareholder or management proposals and, upon voting, if the vote has been made with or against management.

Proxy solicitation materials are then forwarded to the portfolio manager for review of the issues and determination of GWCM’s voting position in accordance with the policies detailed above. The portfolio manager communicates the voting position to the Investment Administration department.

The Investment Administration department logs the voting position and date of vote submission in the proxy database. The Investment Administration department then submits votes electronically to the soliciting company as directed in the proxy solicitation materials, if electronic voting is available. If electronic voting is not available, phone or mail voting may be utilized. If mail voting is used, a copy of the voting card is retained.

Proxy solicitation materials, records of votes cast and any documents prepared by GWCM that were material to making a decision regarding a vote, or that memorialize the basis for the decision, are retained for at least five years in an easily accessible place, the first two years on the premises of GWCM.

Voting Proxies of Underlying Funds of a Fund of Funds

GWCM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an "Underlying Fund”) held by a client of GWCM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, GWCM will – to the extent that it is practically able to do so – vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.

GWCM’s Client Fund of Funds Affiliated with an Underlying Fund

To avoid any potential conflict of interest that may arise when a client of GWCM owns the shares of another GWCM client, i.e., as may be the case when GWCM manages a portfolio of assets which holds shares of other GWCM managed asset portfolios, GWCM will generally "echo vote" such shares where possible. Echo voting is a process where GWCM – to the extent that it is practicably possible – votes a client’s shares in the same proportion as the vote of all of the other shareholders of that client's shares.

GWCM may in certain circumstances vote in accordance with the recommendation of the underlying fund’s board. This may be deemed appropriate in circumstances where the underlying fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the fund of funds and the underlying fund, in order to align the interests of all shareholders.

Voting Proxies With Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GWCM

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and GWCM relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

Sub-Advisor Responsibilities

As designated in the applicable sub-advisory agreement, GWCM may assign proxy voting responsibility to a sub-adviser. In this instance, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Annually, GWCM will obtain each sub-adviser’s proxy voting policies and procedures and submit them to GWCM’s portfolio managers for review.

Annually, the Investment Administration department will obtain voting information from each sub-adviser for client disclosure as may be required, and for inclusion in GWCM’s clients’ applicable Forms N-PX.

Securities Lending Program

Certain of GWCM’s clients may participate in a securities lending program through an agent lender. When a client’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure

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GWCM will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how GWCM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

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The Investment Administration department will also send or otherwise make publicly available a copy of this summary to all existing clients who have previously received GWCM's Disclosure Document; or the Investment Administration department may send each client the amended Disclosure Document. Such disclosure shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

—	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Administration department.

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In response to any request the Investment Administration department will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how GWCM voted the client’s proxy with respect to each proposal about which client inquired.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GWCM or an affiliate thereof has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In the case of an investment company, a conflict of interest may arise between the investment company’s shareholders and its investment adviser, principal underwriter, or an affiliated person of the investment company, its investment adviser or principal underwriter. Any individual with knowledge of a conflict of interest (for example, a personal conflict of interest such as a familial relationship with company management or a conflict involving a GWCM affiliate that has a business relationship with the company soliciting the proxy) relating to a particular referral item shall disclose that conflict to the Legal Department and otherwise remove himself or herself from the proxy voting process. Any conflict of interest will be resolved by disclosing the conflict to the client (in the case of an investment company client, to its Board of Directors or an appropriate Committee thereof) for consent or direction regarding the proxy at issue.

Recordkeeping

The Investment Administration department shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

—	These policies and procedures and any amendments;

—	Each proxy statement that GWCM receives;

—	A record of each vote that GWCM casts;

—	Any document GWCM created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the General Manager;

—	A copy of each written request from a client for information on how GWCM voted such client’s proxies, and a copy of any written response.

Related Information: See GWCM’s Proxy Voting Guidelines; Maxim Series Fund Proxy Voting Procedures.

Regulatory Reference

Proxy Voting

GWCM Proxy Voting Guidelines

Proxy issues are considered on a case-by-case basis. The following are general guidelines designed to summarize GWCM’s position on various issues and provide a general indication of how securities will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. There may be instances when GWCM may not vote in strict adherence to these guidelines. The guidelines shall be reviewed regularly, and amended as changes in the marketplace demand and as developments in corporate governance occur.

1.	COMMON MANAGEMENT PROPOSALS

Election of Directors - Case by Case

Although the election of directors is a routine issue, GWCM believes that the structure and functioning of a company’s board of directors are critical to the economic success of every company. Board-related issues are therefore treated in a separate section, below.

Appointment or Ratification of Auditors – Approve

Proposals to ratify independent auditors will generally be voted for unless there is a reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Corporation Name Change - Approve

Elimination of Preemptive Rights – Approve

Preemptive Rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

GWCM will generally approve the elimination of Preemptive Rights, but will oppose the elimination of Limited Preemptive Rights (e.g., on proposed issues representing more than an acceptable level of dilution).

Establishment of 401(k) Plan - Approve

2.	BOARD OF DIRECTORS

GWCM supports measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, GWCM views strong, independent boards as key in the protection of shareholder value.

An “Independent Director” is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with they company, no present or recent employment relationship with the company (including employment of immediate family members), and, in the case of audit committee members, no compensation for non-board services).

GWCM will examine a board’s complete profile when questions of independence arise. The above factors will be considered in the examination.

Election of Directors - Case by Case

GWCM supports management in most elections, however, it will withhold this support if the board gives evidence of acting contrary to the best economic interests of shareholders. GWCM will also withhold approval of individual directors who attend less than 75% of board meetings without providing a legitimate excuse, as GWCM believes that such failure to attend is indicative of a general failure to safeguard shareholder interests. Failure to implement shareholder proposals that have received a majority vote and implementation of dead-hand or no-hand poison pills are two situations which are considered failures to act in the best economic interests of shareholders and may cause GWCM to withhold votes for incumbent directors.

Classified Board of Directors/Staggered Terms – Oppose

A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

GWCM’s belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will generally vote against classification and for management and shareholder proposals to eliminate classification of the board.

Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. These proposals will be opposed.

Confidential Voting – Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. However, GWCM supports the suspension of confidential voting during proxy contests since dissidents have access to the information and GWCM does not wish to put management at an unfair disadvantage.

Cumulative Voting for Directors - Case by Case

Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

GWCM may support cumulative voting proposals at companies which have classified board structures. However we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation - Case by Case

GWCM believes that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, GWCM has a preference for compensation packages which are based on the company's performance and which include stock and stock options.

Stock Ownership Requirements - Oppose

GWCM will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Independent Board Committees - Approve

We believe that a board's nominating, compensation and audit committees should consist entirely of independent directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect. An example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition - Approve

GWCM will generally support shareholder proposals requesting that the board consist of a majority of independent directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions - Case by Case

GWCM will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

Size of Board

GWCM will generally oppose proposals that give management the ability to alter the size of the board.

3.	CORPORATE GOVERNANCE MATTERS

When several measures, each of which might be approved by itself, are combined in a single proposal the result may be so restrictive as to warrant opposition.

Adjournment of Meeting to Solicit Additional Votes - Case-by-Case

Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date. GWCM will therefore generally oppose such proposals unless the agenda contains proposals which we judge to be in the best interests of clients.

Increases in Authorized Shares - Case by Case

GWCM will generally approve proposals for increases of up to 100%, but will consider larger increases if a need is demonstrated. Industry specific norms may also be considered in our vote, as well as company history with respect to the use of shares for executive compensation. Furthermore, GWCM may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Stock Splits - Case by Case

GWCM generally supports a stock split when it enhances the liquidity of a company’s stock and reduces the price to a more reasonable trading range. A reverse stock split may be opposed if it is being used to make the company more closely held, thereby jeopardizing liquidity for existing shareholders.

Repurchases of Shares - Case by Case

GWCM generally supports the repurchase of shares when it is being done because management believes the stock is undervalued. If the repurchase is an attempt to thwart a takeover, we would generally be opposed.

Indemnification of Directors and Officers - Approve

GWCM supports the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance for Directors and Officers - Approve

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. GWCM will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company. However, GWCM will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Reincorporation - Case by Case

Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, GWCM will favor reincorporation.

In cases where there are significant differences in anti-takeover protections, GWCM will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such a determination requires case by case analysis.

Requirement for more than Simple Majority Vote to pass proposals – Oppose

Elimination of Shareholders' Right to Call Special Meeting - Oppose

Prohibition of Shareholder Action Outside Meetings - Oppose

4.	ANTI-TAKEOVER MATTERS

Blank Check Preferred - Case by Case

These proposals are for the authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

GWCM will oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on record and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, GWCM will approve the proposal, subject to dilution considerations as described in the guideline regarding increases in authorized shares.

Differential Voting Power - Oppose

This involves the authorization of a class of common stock having superior voting rights over existing common stock or entitled to elect a majority of the board.

Poison Pill Plans - Oppose

Also known as Shareholder Rights Plans, these involve call options to purchase securities of a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, GWCM will oppose them.

These proposals generally only appear as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. GWCM will vote in favor of shareholder proposals to rescind poison pills.

GWCM’s policy is to examine these plans individually. Most plans are opposed, however, GWCM may approve plans which include a 'permitted bid' feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision - Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

GWCM believes that this concept is inconsistent with public ownership of corporations.

5.	MANAGEMENT COMPENSATION MATTERS

Employee Stock Purchase Plans - Case-by-Case

Employee stock purchase plans (ESPPs) give the company’s employees the opportunity to purchase stock in the company. We believe these plans can provide performance incentives and lead to employees’ identification with shareholder interests. The most common form of ESPPs are those that qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date, and be approved by shareholders. GWCM will approve ESPPs that include: (1) a purchase price equal to or greater than 85 percent of fair market value, and (2) voting power dilution of ten percent or less.

Golden Parachutes - Case-by-Case

Golden parachutes provide for compensation to management in the event of a change in control. GWCM views this as encouragement to management to consider proposals which might be beneficial to shareholders. We will normally approve plans put to shareholder vote unless there is clear evidence of excess or abuse.

GWCM will also approve shareholder proposals requesting that implementation of such arrangements require shareholder approval. This preserves the shareholder's right as owner of the company to oversee compensation arrangements with substantial potential for transfer of shareholder wealth.

Pay-for-Performance Plans - Approve

The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of independent directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, GWCM is biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution may be declined. When an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

Option Plans – Case-by-Case

GWCM supports option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth from the company. Because of their potential effect on shareholder value, we believe that shareholders should be given the opportunity to vote to the fullest extent possible prior to the adoption or amendment of an option plan. In situations where a company has foregone shareholder approval, we may consider applying a stricter standard in the approval of increases in share authorization. GWCM may also consider withholding votes for members of the compensation committee. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.

In principle, GWCM opposes the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration will focus on the cost-benefit relationship. In cases where repricings that we consider inappropriate have occurred without shareholder approval, we will consider withholding votes for members of the compensation committee.

6.	MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, GWCM's primary concern is the best economic interest of shareholders. Voting on such proposals involves considerations unique to each transaction. As a result, GWCM will vote on a case-by-case basis on board-approved proposals to effect these types of transactions.

7.	SOCIAL ISSUES

From time to time, GWCM is asked to vote on shareholder proposals which address a variety of social issues. We vote in all cases in the best economic interests of shareholders, plan participants and beneficiaries. GWCM does not generally support proposals that lack a demonstrable economic benefit for shareholders.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles of Amendment are filed herewith.

(b) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503).

(c) Not Applicable.

(d)(1) Amended and Restated Investment Advisory Agreement is filed herewith.

(d)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(4) Form of Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim S&P SmallCap 600® Index, Maxim S&P 500® Index, Maxim S&P MidCap 400®, and Maxim International Index Portfolios and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to its Registration Statement filed on April 11, 2003 (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503), and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(d)(5) Sub-Advisory Agreement on behalf of Maxim Invesco ADR Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001 (File No. 2-75503).

(d)(7) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503), and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503). Amendment to Sub-Advisory Agreement is filed herewith.

(d)(8) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(9) Sub-Advisory Agreement on behalf of Maxim MFS International Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(10) Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(11) Form of Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503) and Post-Effective Amendment No. 82 filed on April 30, 2004 (File No. 2-75503).

(d)(12) Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503) and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503).

(d)(13) Form of Sub-Advisory Agreement on behalf of Maxim MFS International Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to its Registration Statement filed on October 30, 2009 (File No. 2-75503).

(d)(14) Form of Sub-Advisory Agreement on behalf of Maxim Templeton Global Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503). Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(d)(15) Form of Sub-Advisory Agreement on behalf of Maxim Putnam High Yield Bond Portfolio and Maxim Putnam Equity Income Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to its Registration Statement filed on October 30, 2009 (File No. 2-75503). Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(d)(16) Form of Sub-Advisory Agreement on behalf of Maxim Invesco Small-Cap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503), and Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(d)(17) Form of Sub-Advisory Agreement on behalf of Maxim Goldman Sachs MidCap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(d)(18) Form of Sub-Advisory Agreement on behalf of Maxim American Century Growth Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(d)(19) Expense Limitation Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)(1)(a) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(e)(1)(b) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(e)(1)(c) Principal Underwriting Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)(2) Form of Class T1 Services Agreement for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(e)(3) Form of Class G1 Services Agreement for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(e)(4) Form of Class L Services Agreement for the Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(e)(5) Form of Class A and Class S Selling and Service Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503).

(h)(1) Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503). Form of amendments to Securities Lending Agreement and Guaranty are filed herewith. Global Securities Lending Supplement is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(2) Rule 22c-2 Shareholder Information Agreement between the Fund and GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(h)(3) Form of Class A Administrative Service Plan for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(4) Form of Class A Administrative Service Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(5) Form of Class S Administrative Service Plan for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(6) Form of Class S Administrative Service Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(i) Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503).

(i)(2) Legal Opinion with respect to the Lifetime Asset Allocation Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)(3) Legal Opinion with respect to the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime 2015, 2025, 2035, 2045 and 2055 Portfolios is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(i)(4) Legal Opinion with respect to the Maxim SecureFoundation Lifetime 2020, 2030, 2040 and 2050 Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(5) Legal Opinion with respect to the Maxim S&P MidCap 400® Index Portfolio and Maxim International Index Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(6) Legal Opinion with respect to the Class L shares of certain Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(7) Legal Opinion with respect to the Maxim American Century Growth Portfolio and Maxim Putnam Equity Income Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(i)(8) Legal Opinion with respect to the Class L shares of certain Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503).

(i)(9) Legal Opinion with respect to the Class L shares of the Maxim Putnam High Yield Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(i)(10) Legal Opinion with respect to the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(j) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Form of Class T1 Distribution Plan under Rule 12b-1 for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amended form of Class T1 Distribution Plan under Rule 12b-1 for the Maxim Lifetime Portfolios is filed herewith. Agreement Pursuant to the Class T1 Distribution Plan for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(m)(2) Form of Class G1 Distribution Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Form of Class G1 Distribution Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios is filed herewith. Agreement Pursuant to the Class G1 Distribution Plan for the Maxim SecureFoundation® Portfolios is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class G1 Distribution Plan for the Maxim SecureFoundation® Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(m)(3) Form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is filed herewith. Agreement Pursuant to the Class L Distribution and Service Plan for certain

Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is filed herewith.

(m)(4) Form of Class A Distribution and Service Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Amended form of Class A Distribution and Service Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced ETF Portfolio is filed herewith.

(m)(5) Form of Class S Distribution and Service Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Amended form of Class S Distribution and Service Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced ETF Portfolio is filed herewith.

(n)(1) Rule 18f-3 Plan for the Maxim Lifetime Portfolios (Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for the Maxim Lifetime Portfolios (Classes T, T1 and L) is filed herewith.

(n)(2) Rule 18f-3 Plan for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios (Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios (Classes G, G1 and L) is filed herewith.

(n)(3) Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is filed herewith.

(n)(4) Rule 18f-3 Plan for the Maxim SecureFoundation® Balanced ETF Portfolio (Classes A and S) is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(o) Reserved.

(p)(1) Code of Ethics for the Fund’s principal underwriter is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(p)(2) Code of Ethics for Ariel Investments, LLC is filed herewith.

(p)(3) Code of Ethics for the Bank of New York Mellon and Mellon Capital Management Corporation is filed herewith.

(p)(4) Code of Ethics for Invesco Advisers, Inc. is filed herewith.

(p)(5) Revised Code of Ethics for Loomis, Sayles & Company, L.P. is filed herewith.

(p)(6) Code of Ethics for T. Rowe Price Group, Inc. is filed herewith.

(p)(7) Code of Ethics for Massachusetts Financial Services Company is filed herewith.

(p)(8) Code of Ethics for Federated Investors, Inc. is filed herewith.

(p)(9) Code of Ethics for Janus Capital Management LLC is filed herewith.

(p)(10) Code of Ethics for Silvant Capital Management LLC is filed herewith.

(p)(11) Code of Ethics for Franklin Templeton Investments is filed herewith.

(p)(12) Code of Ethics for Putnam Investment Management, LLC is filed herewith.

(p)(13) Code of Ethics for Goldman Sachs Asset Management, L.P. is filed herewith.

(p)(14) Code of Ethics for American Century Investments is filed herewith.

(p)(15) Maxim Series Fund, Inc. and GW Capital Management, LLC Code of Ethics for Access Persons is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

Power of Attorney for Mr. Zisman is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-77503). Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-77503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-77503).

Item 29.	Persons Controlled by or Under Common Control with the Fund (as of December 31, 2011)

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais

99.999% - Pansolo Holding Inc.

100% - 3876357 Canada Inc.

100% - 3439496 Canada Inc.

100% - Capucines Investments Corporation

32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)

94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)

53.62% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of December 31, 2011 411,042,894 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 899,590,614.

Pansolo Holding Inc. owns directly 15,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 18,892,953 or 2.1 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.52%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.62% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 60.95%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

68.24% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. Inc.

100.0% - GWL&A Financial Inc.

60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

60.0% - Great-West Life & Annuity Insurance Capital, LLC

60.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - Great-West Life & Annuity Insurance Company

100.0% - First Great-West Life & Annuity Insurance Company

100.0% - Advised Assets Group, LLC

100.0% - GWFS Equities, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina

100.0% - Emjay Corporation

100.0% - FASCore, LLC

50.0% - Westkin Properties Ltd.

59.92% - Maxim Series Fund, Inc.

100.0% - GW Capital Management, LLC

100.0% - Orchard Trust Company, LLC

100.0% - Lottery Receivables Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Singer Collateral Trust IV

100.0% - Singer Collateral Trust V

43.87% - 2001 Books Holdings, LLC

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

68.24% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100% - Great-West Lifeco U.S. Inc.

100% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing Inc.

100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings, LLC

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company (NH)

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam U.S. Holdings I, LLC

100.0% - Putnam Retail Management GP, Inc.

99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

80.0% - PanAgora Asset Management, Inc.

100.0% -Putnam GP Inc.

99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)

100.0% - Putnam Investment Holdings, LLC

100.0% - Savings Investments, LLC

100.0% - Putnam Aviation Holdings, LLC

100.0% - Putnam Capital, LLC

80.0% - TH Lee Putnam Capital Management, LLC

100.0% - Putnam International Holdings LLC

100.0% - Putnam Investments Inc. (Canada)

100.0% - Putnam Investments (Ireland) Limited

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Securities Co., Ltd. (Japan)

100.0% - Putnam International Distributors, Ltd. (Cayman)

100.0% - Putnam Investments Argentina S.A.

100.0% - Putnam Investments Limited (U.K.)

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

68.24% - Great-West Lifeco Inc.

100.0% - 2142540 Ontario Inc.

100.0% - Great-West Lifeco Finance (Delaware) LP

100.0% - Great-West Lifeco Finance (Delaware) LLC

100.0% - 2023308 Ontario Inc.

100.0% - Great-West Life & Annuity Insurance Capital, LP

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

40.0% - Great-West Life & Annuity Insurance Capital, LLC

100.0% - Great-West Life & Annuity Insurance Capital, LP II

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

40.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - 2171866 Ontario Inc

100.0% - Great-West Lifeco Finance (Delaware) LP II

100.0% - Great-West Lifeco Finance (Delaware) LLC II

100.0% - 2023310 Ontario Inc.

100.0% - 2023311 Ontario Inc.

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - The Great-West Life Assurance Company

71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

100.0% - Great-West Investors GP Inc.

100.0% - Great-West Investors LP

100.0% - T.H. Lee Interests

100.0% - GWL Realty Advisors Inc.

100.0% - GWL Realty Advisors U.S., Inc.

100.0% - RA Real Estate Inc.

0.1% RMA Real Estate LP

100.0% - Vertica Resident Services Inc.

100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)

100.0% - GLC Asset Management Group Ltd.

100.0% - 801611 Ontario Limited

100.0% - 118050 Canada Inc.

100.0% - 1213763 Ontario Inc.

99.9% - Riverside II Limited Partnership

70.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

100.0% - The Owner: Condominium Plan No 8510578

50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

65.0% - The Walmer Road Limited Partnership

50.0% - Laurier House Apartments Limited

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

0.1% - Riverside II Limited Partnership

100.0% - High Park Bayview Inc.

75.0% - High Park Bayview Limited Partnership

5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100.0% - 647679 B.C. Ltd.

100.0% - Red Mile Acquisitions Inc.

70.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

70.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd.

(50%) and 1214931 Alberta Ltd. (50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC

(Delaware)]

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

70.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

70.0% - KS Village (Millstream) Inc.

70.0% - 0726861 B.C. Ltd.

70.0% - Trop Beau Developments Limited

70.0% - Kelowna Central Park Properties Ltd.

70.0% - Kelowna Central Park Phase II Properties Ltd.

40.0% - PVS Preferred Vision Services

100.0% - London Insurance Group Inc.

100.0% - Trivest Insurance Network Limited

100.0% - London Life Insurance Company

100.00% - 1542775 Alberta Ltd.

100.0% - 0813212 B.C. Ltd.

30.0% - Kings Cross Shopping Centre Ltd.

30.0% - 0726861 B.C. Ltd.

30.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

30.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

99.0% - RMA American Realty Limited Partnership (1% owned by RMA

American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

30.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 3853071 Canada Limited

50.0% - Laurier House Apartments Limited

30.0% - Kelowna Central Park Properties Ltd.

30.0% - Kelowna Central Park Phase II Properties Ltd.

30.0% - Trop Beau Developments Limited

100.0% - 4298098 Canada Inc.

100.0% - GWLC Holdings Inc. 100% - GLC Reinsurance Corporation

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

35.0% - The Walmer Road Limited Partnership

100.0% - 177545 Canada Limited

100.0% - Lonlife Financial Services Limited

88.0% - Neighborhood Dental Services Ltd.

100.0% - Quadrus Distribution Services Ltd.

100.0% - Toronto College Park Ltd.

25.0% - High Park Bayview Limited Partnership

30.0% - KS Village (Millstream) Inc.

100.0% - London Life Financial Corporation

89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)

100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)

100.0% - London Life & Casualty Reinsurance Corporation

100.0% - Trabaja Reinsurance Company Ltd.

100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

100.0% - London Life International Reinsurance Corporation

100.0% - London Life Reinsurance Company

15.2% - Books Holdings, LLC (43.87% owned by GWL&A and 2.4% owned by The Canada Life Assurance Company)

100.0% - Canada Life Financial Corporation

100.0% - The Canada Life Assurance Company

100.0% - Canada Life Brasil LTDA

100.0% - Canada Life Capital Corporation, Inc.

100.0% - Canada Life International Holdings, Limited

100.0% - Canada Life International Services Limited

100.0% - Canada Life International, Limited

100.0% - CLI Institutional Limited

100.0% - Canada Life Irish Holding Company, Limited

100.0% - Lifescape Limited

100.0% - Setanta Asset Management Limited

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

78.67% - Canada Life Assurance Europe Limited

100.0% - Canada Life Europe Management Services, Limited

21.33% - Canada Life Assurance Europe Limited

100.0% - Canada Life Assurance (Ireland), Limited

100.0% - F.S.D. Investments, Limited

100.0% - Canada Life International Re, Limited

100.0% - Canada Life Reinsurance International, Ltd.

100.0% - Canada Life Reinsurance, Ltd.

100.0% - The Canada Life Group (U.K.), Limited

100.0% - Canada Life Pension Managers & Trustees, Limited

100.0% - Canada Life Asset Management Limited

100.0% - Canada Life European Real Estate Limited

100% - Hotel Operations (Walsall) Limited

100.0% - Canada Life Trustee Services (U.K.), Limited

100.0% - CLFIS (U.K.), Limited

100.0% - Canada Life, Limited

100.0% - Canada Life (U.K.), Limited

100.0% - Albany Life Assurance Company, Limited

100.0% - Canada Life Management (U.K.), Limited

100.0% - Canada Life Services (U.K.), Limited

100.0% - Canada Life Fund Managers (U.K.), Limited

100.0% - Canada Life Group Services (U.K.), Limited

100.0% - Canada Life Holdings (U.K.), Limited

100.0% - Canada Life Irish Operations, Limited

100.0% - Canada Life Ireland Holdings, Limited.

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)

100.0% - Canada Life Finance (U.K.), Limited

100.0% - CLH International Capital Management Hungary, Limited Liability Company

100.0% - The Canada Life Insurance Company of Canada

94.4% - MAM Holdings Inc. (5.6% owned by GWL)

100.0% - Mountain Asset Management LLC

100.0% - CL Capital Management (Canada), Inc.

100.0% - GRS Securities, Inc.

100.0% - 587443 Ontario, Inc.

100.0% - Canada Life Mortgage Services, Ltd.

100.0% - Adason Properties, Limited

100.0% - Adason Realty, Ltd.

100.0% - Crown Life Insurance Company

2.4% - Books Holdings, LLC (43.87% owned by GWL&A and 15.2% owned by The Great-West Life Assurance Company)

D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

57.64% - IGM Financial Inc.

100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - I.G. International Management Limited

100.0% - I.G. Investment Management (Hong Kong) Limited

100.0% - Investors Group Trust Co. Ltd.

100.0% - 391102 B.C. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - I.G. Investment Management, Ltd.

100% - Investors Group Corporate Class Inc.

100.0% - Investors Syndicate Property Corp.

19.63% - I.G. (Rockies) Corp.

100.0% - I.G. Investment Corp.

80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)

100.0% 4400020 Canada Inc. (Dissolution pending)

100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Financial Charitable Foundation

25.0% - Strategic Charitable Giving Foundation

100.0% - Execuhold Investment Limited

100.0% - Winfund Software Corp.

100.0% - Anacle I Corporation

100.0% - Mackenzie M.E.F. Management Inc.

100.0% - Canterbury Common Inc.

100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.

100.0% - Mackenzie Financial Capital Corporation

100.0% - Multi-Class Investment Corp.

100.0% - MSP 2009 GP Inc.

100.0% - MSP 2010 GP Inc.

100.0% - MMLP GP Inc.

93.90% - Investment Planning Counsel Inc.

100.0% - IPC Investment Corporation

100.0% - 9132-2115 Quebec Inc.

100.0% - IPC Save Inc.

100.0% - IPC Estate Services Inc.

100.0% - IPC Securities Corporation

89.36% - IPC Portfolio Services Inc. (and 10.64% owned by advisors of IPC Portfolio Services Inc.)

100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

100.0% - Power Financial Europe B.V.

50.0% - Parjointco N.V.

76.0% - Pargesa Holding SA (56.5% capital)

100.0% - Pargesa Netherlands B.V.

52.0% - Groupe Bruxelles Lambert (50.0% capital)

Capital

6.9% - Suez Environment Company (1)

21.0% - Lafarge (2)

9.8% - Pernod Ricard (1)

0.2% - Iberdrola (1)

10.0% - Arkema (1)

100.0% - Belgian Securities B.V.

Capital

57.0% - Imerys (1)

100.0% - Brussels Securities

Capital

100.0% - Sagerpar

3.8% - Groupe Bruxelles Lambert

100.0% - GBL Overseas Finance N.V.

100.0% - GBL Treasury Center

Capital

100.0% - GBL Energy S.á.r.l.

Capital

4.0% - Total (1)

100.0% - GBL Verwaltung GmbH

100.0% - Immobilière Rue de Namur S.á.r.l.

100.0% - GBL Verwaltung S.à.r.l.

Capital

100.0% - GBL Investments Limited

100.0% - GBL R

5.2% - GDF SUEZ (1)

43.0% - ECP 1

42.4% - ECP 2

100.0% - ECP3

100.0% - Pargesa Compagnie S.A.

100.0% - Pargesa Netherlands B.V.

100.0% - SFPG

(1) Based on Company’s published capital as of December 31, 2011

(2) Based on Company’s published capital as of November 30, 2011

F.	Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada

100.0% - Square Victoria Communications Group Inc.

100.0% - Gesca Ltée

100.0% - La Presse, ltée

100.0% 7991347 Canada inc.

100.0% - Gesca Ventes Média Ltée

100.0% - Gesca Numérique Ltée

100.0% - 3855082 Canada Inc.

100.0% - Cyberpresse inc.

100.0% - 6645119 Canada Inc.

100.0% - Les Éditions La Presse II Inc.

100.0% - 3819787 Canada Inc.

100.0% - 3834310 Canada Inc.

20.0% - 3859282 Canada Inc.

100.0% - Square Victoria Digital Properties inc.

100.0% - 4400046 Canada Inc.

68.96% - 9059-2114 Québec Inc.

83.3 % VR Estates Inc.

97.74% - DuProprio Inc.

16.7% - VR Estates Inc.

100% - 0757075 B.C. Ltd.

0.1% - Lower Mainland Comfree LP

99.9% - Lower Mainland Comfree LP

100% - Comfree Commission Free Realty Inc.

100% - CF Real Estate First Inc.

100% - CF Real Estate Max Inc.

100% - CF Real Estate Ontario Inc.

100% - CF Real Estate Maritimes Inc.

100% - DP Immobilier Québec Inc.

100.0% - Les Productions La Presse Télé Ltée

100.0% - La Presse Télé Ltée

100.0% - La Presse Télé II Ltée

100.0% - La Presse Télé III Ltée

100.0% - Les Éditions Gesca Ltée

100.0% - Groupe Espaces Inc.

100.0% - Les Éditions La Presse Ltée

100.0% - (W.illi.am) 6657443 Canada Inc.

100.0% - 7787146 Canada Inc. (lerenard.ca)

3.81% - Acquisio Inc.

50.0% - Workopolis Canada

25.0% - Olive Média

100.0% - Attitude Digitale Inc.

100.0% - Square Victoria C.P. Holding Inc.

33.3% - Canadian Press Enterprises Inc.

100.0% - Broadcast News Limited

100.0% - Press News Limited

100.0% - Pagemasters North America Inc.

100.0% - 7575343 Canada Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Corporation (International) Limited

99.9% - Power Pacific Corporation Limited

25.0% - Barrick Power Gold Corporation of China Limited

100.0% - Power Pacific Mauritius Limited

7.88% - Vimicro International Corporation

0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited

4.3% - CITIC Pacific Limited

5.8% - Yaolan Limited

100.0% - Power Communications Inc.

0.1% - Power Pacific Corporation Limited

H.	Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

100.0% - Power Tek, LLC

100% - 3540529 Canada Inc.

100.0% - Gelprim Inc.

100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.

100.0% - Victoria Square Ventures Inc.

13.76% - Bellus Health Inc.

31.1% Potentia Solar Inc.

25% Les Remparts de Québec

100.0% - Power Communications Inc.

100.0% - Brazeau River Resources Investments Inc.

100.0% - Communications BP S.A.R.L

100.0% - PCC Industrial (1993) Corporation

100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.

100% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

100.0% - Power Corporation of Canada Inc.

100.0% - Square Victoria Real Estate Inc.

100.0% - PL S.A.

100.0% - 4190297 Canada Inc.

100% Sagard Capital Partners Management Corp.

100.0% - Sagard S.A.S.

100.0% - Marquette Communications (1997) Corporation

3.6% - Mitel Networks Corporation

100.0% - 4507037 Canada Inc.

100.0% - 4524781 Canada Inc.

100.0% - 4524799 Canada Inc.

100.0% - 4524802 Canada Inc.

I.	Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - 4400020 Canada Inc.

100.0% - 4507045 Canada Inc.

100.0% - 4507088 Canada Inc.

100.0% - Power Financial Capital Corporation

100.0% - 7973594 Canada Inc.

100.0% - 7973683 Canada Inc.

100.0% - 7974019 Canada Inc.

Item 30. Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, §2-418provides:

(a)(1) In this section the following words have the meanings indicated.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4) “Expenses” include attorney’s fees.

(5)(i) “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)   (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)   (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i)	For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j)	Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3)	The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Item 31.	Business and Other Connections of Investment Adviser

Registrant’s investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). MCM provides investment advisory services to various unregistered separate accounts of GWL&A. The managers and officers of MCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position(s)

S.M. Corbett

Executive Vice President and Chief Investment Officer, Great-West Lifeco Inc., GWL&A Financial Inc., GWL&A, and First Great-West Life & Annuity Insurance Company; Executive Vice President and Chief Investment Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Chairman and President, MCM; Manager, Advised Assets Group, LLC

C.P. Nelson

Executive Vice President, Retirement Services, GWL&A, and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM; Director, Maxim Series Fund, Inc.

R.K. Shaw

Executive Vice President, Individual Markets, GWL&A, and First Great-West Life & Annuity Insurance Company; Executive Vice President, Individual Markets, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Manager and Executive Vice President, Individual/Institutional, FASCore, LLC; Manager, Advised Assets Group, LLC, and MCM; Director, Emjay Corporation; Director and Executive Vice President, GWFS Equities, Inc.

C.S. Tocher	Senior Vice President, Investments, GWL&A; Manager and Senior Vice President, Investments, MCM; Manager and Senior Vice President, Orchard Trust Company, LLC
J. Van Harmelen	Senior Vice President and Controller, GWL&A; Manager, FASCore, LLC and MCM
D.G. McLeod	Senior Vice President, Product Management, GWL&A; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, Maxim Series Fund, Inc. and MCM
B.A. Byrne

Chief Compliance Officer, Chief Legal Counsel, Financial Services, GWL&A and First Great-West Life & Annuity Insurance Company; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel and Chief Compliance Officer, Maxim Series Fund, Inc. and MCM.

M.C. Maiers

Vice President, Investment Operations, GWL&A and First-Great-West Life & Annuity Insurance Company; Vice President and Treasurer, GWFS Equities, Inc. and Orchard Trust Company, LLC; Chief Financial Officer & Treasurer, Maxim Series Fund, Inc. and MCM.

R.L. Logsdon	Assistant Vice President & Counsel, GWL&A; Assistant Vice President, Counsel & Secretary, Maxim Series Fund, Inc. and MCM.

Item 32.	Principal Underwriter

(a) GWFS Equities, Inc. serves as the principal underwriter for the Registrant. GWFS Equities, Inc. also serves as distributor or principal underwriter for certain variable contracts issued by GWL&A and First Great-West Life & Annuity Insurance Company (“First GWL&A”) through the following separate accounts: Maxim Series Account of GWL&A, FutureFunds Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A (formerly Varifund Variable Annuity Account of GWL&A), Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A, Variable Annuity-1 Series Account of First GWL&A, Variable Annuity-2 Series Account of First GWL&A, Variable Annuity-3 Series Account of First GWL&A, COLI VUL-2 Series Account of First GWL&A and COLI VUL-4 Series Account of First GWL&A.

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer	Director
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director, Executive Vice President
W.S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Senior Vice President
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
S.A. Bendrick	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
C. Bergeon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
B.A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer	Chief Legal Counsel and Chief Compliance Officer
S.A. Ghazaleh	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
S.M. Gile	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President & Treasurer	Chief Financial Officer &Treasurer
B. Neese	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111; or with certain registered service providers of Maxim pursuant to Section 31(a) of the Investment Company Act of 1940 and/or Section 17of the Securities and Exchange Act of 1934.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado on the 23rd day of April 2012.

MAXIM SERIES FUND, INC.
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye, President and Chief Executive
Officer

Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ M.T.G. Graye	Chairman, President	April 23, 2012
M.T.G. Graye	and Chief Executive
Officer

/s/ C.P. Nelson	Director	April 23, 2012
C.P. Nelson

/s/ G.H. Klapper	Director	April 23, 2012
G.H. Klapper*

/s/ S.G. McConahey	Director	April 23, 2012
S.G. McConahey*

/s/ S. Zisman	Director	April 23, 2012
S. Zisman*

/s/ M.C. Maiers	Chief Financial Officer &	April 23, 2012
M.C. Maiers	Treasurer

*By:	/s/ B. A. Byrne	April 23, 2012
B.A. Byrne
Attorney-in-fact

Power of Attorney for Mr. Zisman is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-77503). Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-77503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-77503).